Registration No. 333-17663
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 2 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


       SEPARATE ACCOUNT FP
                of
     THE EQUITABLE LIFE ASSURANCE               Edward D. Miller, President
     SOCIETY OF THE UNITED STATES        The Equitable Life Assurance Society of
        (Exact Name of Trust)                       the United States
     THE EQUITABLE LIFE ASSURANCE             1290 Avenue of the Americas
      SOCIETY OF THE UNITED STATES              New York, New York 10104
       (Exact Name of Depositor)         (Name and Address of Agent for Service)
      1290 Avenue of the Americas
        New York, New York 10104
  (Address of Depositor's Principal
        Executive Offices)


                     ---------------------------------------

              Telephone Number, Including Area Code: (212) 554-1234

                    ----------------------------------------

                  Please send copies of all communications to:

      MARY P. BREEN, ESQ.                             with a copy to:
      Vice President and                            Thomas C. Lauerman
   Associate General Counsel               Freedman, Levy, Kroll & Simonds
  The Equitable Life Assurance          1050 Connecticut Avenue, N.W., Suite 825
  Society of the United States                     Washington, D.C. 20036
  1290 Avenue of the Americas
    New York, New York 10104

                    ----------------------------------------

      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on May 1, 1998 pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a) of Rule 485

_____ on (                    ) pursuant to paragraph (a) of Rule 485

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                          SUPPLEMENT DATED MAY 1, 1998

                                       TO

                         INCENTIVE LIFE PLUS PROSPECTUS
                                DATED MAY 1, 1998

This supplement modifies certain information in the Prospectus dated May 1, 1998 (the "Prospectus") for Incentive Life Plus, a flexible premium variable life insurance policy issued by Equitable. Terms used in this Supplement have the same meanings as in the Prospectus.


Subject to the conditions discussed below, Equitable will offer an Endorsement to the Incentive Life Plus policy that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period (the "Endorsement").

Under Equitable's current rules, the Endorsement will be offered where the following conditions are met:

o a minimum of five policies are issued, each on the life of a different insured person;

o the persons proposed to be insured are deemed by us to be highly compensated individuals;

o the policies must have an average Face Amount of at least $500,000;

o the initial premium under each of the policies must be remitted to Equitable by the employer; and

o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000.

The Endorsement operates to reduce the difference between premiums paid and Cash Surrender Value upon surrender in the early policy years, which, in turn, is expected to reduce any charge against the employers' earnings when a policy is accounted for under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement reduces the difference between premiums paid and Cash Surrender Value by refunding all or a portion of the deductions from premiums (charge for applicable taxes and Premium Sales Charge), and waiving all or a portion of the Surrender Charges if the policy is surrendered in the early policy years. The percentage of charges refunded or waived under the Endorsement are as follows:

    SURRENDER IN         PERCENT OF PREMIUM         PERCENT OF SURRENDER
    POLICY YEAR          DEDUCTIONS REFUNDED           CHARGES WAIVED
  -----------------    ------------------------    ------------------------
     1                          100%                         100%
     2                           67%                          80%
     3                           33%                          60%
     4                            0%                          40%
     5                            0%                          20%
     6 and later                  0%                           0%

For example, if a policy subject to the Endorsement were surrendered in the first policy year, Equitable would refund 100% of the charges that had been deducted for premium tax and the Premium Sales Charge, and would waive 100% of the Administrative Surrender Charge and the Premium Surrender Charge otherwise payable at that time. Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior premium deductions and the full amount of the Surrender Charges payable under the policy will be assessed upon surrender.

The Endorsement only operates if the policy is surrendered in full. There is no waiver of the Surrender Charges or refund of premium deductions if the policy terminates or if the Face Amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals.

The Endorsement does not affect the calculation of Cash Surrender Value or Net Cash Surrender Value for purposes of determining limitations on loans and partial withdrawals, or for determining whether a policy will terminate. See BORROWING FROM YOUR POLICY ACCOUNT, PARTIAL WITHDRAWALS and YOUR POLICY CAN TERMINATE in the Prospectus. We will not approve Face Amount increases while the Endorsement is in effect.


TAX EFFECTS. Corporations and other trade or business entities that either own or have a beneficial interest in any life insurance policy should refer to the TAX EFFECTS section of their prospectus concerning the potential application of new tax rules which can impact the ability to deduct interest on borrowing unrelated to the policy.



EVM-132

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES
                          SUPPLEMENT DATED MAY 1, 1998
                                       TO
                         INCENTIVE LIFE PLUS PROSPECTUS
                                DATED MAY 1, 1998

This supplement modifies certain information in the Prospectus, dated May 1, 1998 (the "Prospectus") for Incentive Life Plus, a flexible premium variable life insurance policy issued by Equitable. Subject to the rules discussed below, Equitable will offer a modified version of its Incentive Life Plus policy (the "Incentive Life COLI Policy") to qualified offerees. This supplement describes the material differences between the Incentive Life COLI Policy and the Incentive Life Plus policy described in the Prospectus and is for use only in connection with offers of the Incentive Life COLI Policy. Capitalized terms used in this Supplement have the same meanings as in the Prospectus.


Under Equitable's current rules, the Incentive Life COLI Policy will be offered to corporations and partnerships that meet the following conditions at issue:

o a minimum of five policies are issued, each on the life of a different eligible insured person;

o the persons proposed to be insured under the policies are deemed by us to be highly compensated individuals;

o the minimum initial premium under each of the policies must be remitted to Equitable by the employer;

o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000; and

o  certain  undertakings,   which  may  be  required  by  Equitable  in  certain
   situations, have been submitted to Equitable.

Set forth below are modifications to the discussion in the Prospectus which are appropriate with respect to the Incentive Life COLI Policy.

MINIMUM FACE AMOUNT. The minimum Face Amount for the Incentive Life COLI Policy is $100,000.

CHANGES IN INSURANCE PROTECTION. There are no face amount increases under the Incentive Life COLI Policy.

DEDUCTIONS AND CHARGES.

Additional Benefits. The additional benefits (certain extra charge, optional benefits) described in the Incentive Life Plus prospectus on page 15 are not available under the Incentive Life COLI Policy.

Deductions From Premium. Rather than deducting the Premium Sales Charge from premiums, Equitable will deduct the charge from the Policy Account at the beginning of each policy month during the first ten policy years. The amount deducted will be 1/2% of one "sales load target premium." The total amount deducted, however, will not exceed 6% of cumulative premiums actually paid to the date of deduction. The sales load target premium varies by issue age, sex and tobacco user status of the insured person and the policy's Face Amount, and is generally less than or equal to 75% of one annual whole life premium calculated at 4% interest and guaranteed maximum cost of insurance and expense charges.

Charges Against the Separate Account. There are no charges assessed against the Separate Account under the Incentive Life COLI Policy, but a mortality and expense risk charge is deducted from the Policy Account each month at a current annual rate of .60% of the unloaned Policy Account value. The annual guaranteed maximum rate is .90%.

Current cost of insurance rates during the first two policy years are generally lower than the current cost of insurance rates for the Incentive Life Plus policy. This relationship between the cost of insurance rates of the two policies is not guaranteed.

The reduction in the current cost of insurance charge that begins in the tenth policy year will grade up to an annual rate of .60% in the twenty-fifth policy year and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed.

Surrender Charges. There is no Administrative Surrender Charge.

Subject to a maximum described below, the Premium Surrender Charge is equal to 24% of premiums paid in the first policy year, up to one surrender charge target premium, and 3% of additional premiums paid through the fifteenth policy year. In each of the first five policy years, the Premium Surrender Charge is reduced by a percentage equal to: 100% in the first policy year; 80% in the second policy year; 60% in the third policy year; 40% in the fourth policy year; and 20% in the fifth policy year. There is no Premium Surrender Charge after the fifteenth policy year. The surrender charge target premium is less than or equal to the SEC Guideline Annual Premium associated with this policy. The SEC Guideline Annual Premium is the level annual amount that


EVM-131
would be payable in each policy year under certain assumptions defined by the SEC. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the fees and charges associated with the policy.

We guarantee that the maximum Premium Surrender Charge will never be greater than 66% of one target premium. Before the sixth policy year, the 66% maximum is reduced by the same percentages described above. After the ninth policy year, the 66% maximum begins to decrease by 11% per year on a monthly basis, until it reaches zero at the end of the fifteenth policy year. Target premiums are actuarially determined based on the age of the insured person and the Face Amount of the policy.


TAX EFFECTS. Corporations and other trade or business entities that either own or have a beneficial interest in any life insurance policy should refer to the TAX EFFECTS section of their prospectus concerning the potential application of new tax rules which can impact the ability to deduct interest on borrowing unrelated to the policy.



EVM-131

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP

                                 IL PROTECTOR(R)


                                     IL COLI
                              INCENTIVE LIFE PLUS(SM)
                                SURVIVORSHIP 2000
                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1998

This supplement updates certain information in the prospectus you received for your Equitable variable life insurance policy.* Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus. We will send you another copy of any prospectus, without charge, on written request.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST ACCOUNT. Your policy permits you to transfer a limited amount of your unloaned policy account value out of the Guaranteed Interest Account within 30 days of your policy anniversary. See THE GUARANTEED INTEREST ACCOUNT in your prospectus. From March 16, 1998 through JULY 10, 1998, we are relaxing our policy rules to permit you to transfer any amount of unloaned policy account value out of the Guaranteed Interest Account to a division of the Separate Account whether or not you are within 30 days of your policy anniversary. Your written transfer request must be received in our Administrative Office by JULY 10, 1998, in order to take advantage of this unrestricted transfer opportunity. See CHARGE FOR TRANSFERS in your prospectus. We reserve the right to extend this offer beyond this date without notice.


----------------------

*This  supplement  updates  certain  information  contained  in the IL Protector
 Prospectus dated May 1, 1998; the Incentive Life Plus Prospectus dated May 1, 1998; the IL COLI supplement thereto dated May 1, 1998; and the Survivorship 2000 Prospectus dated May 1, 1998.


--------------------------------------------------------------------------------
EVM-130                 THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.
                             Copyright 1998 The Equitable Life Assurance Society
                                      of the United States. All rights reserved.

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES


                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP



                                 IL PROTECTOR(R)
                                     IL COLI
                              INCENTIVE LIFE PLUS(SM)
                                SURVIVORSHIP 2000
                              SPECIAL OFFER POLICY
                               INCENTIVE LIFE 2000
                                  CHAMPION 2000
                                 INCENTIVE LIFE

                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1998

This supplement updates certain information in the prospectus you received for your Equitable variable life insurance policy* and any prior supplements to that prospectus.** Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request. Corporations and other trade or business entities that either own or have a beneficial interest in any life insurance policy should refer to the tax information contained herein concerning the potential application of new tax rules which can impact the ability to deduct interest on borrowing unrelated to the policy.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST ACCOUNT. Your policy permits you to transfer a limited amount of your unloaned policy account value out of the Guaranteed Interest Account within 30 days of your policy anniversary. See THE GUARANTEED INTEREST ACCOUNT in your prospectus. From March 16, 1998 through JULY 10, 1998 (extended from May 15, 1998), we are relaxing our policy rules to permit you to transfer any amount of unloaned policy account value out of the Guaranteed Interest Account to a division of the Separate Account whether or not you are within 30 days of your policy anniversary. Your written transfer request must be received in our Administrative Office by JULY 10, 1998, in order to take advantage of this unrestricted transfer opportunity. An interfund transfer form follows this supplement. See CHARGE FOR TRANSFERS in your prospectus. We reserve the right to further extend this offer beyond this date without notice.

EQUITABLE. The information under the heading "Equitable" in your prospectus is updated as follows:

EQUITABLE. The Equitable Life Assurance Society of the United States (Equitable), a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP
(AXA), a French insurance holding company. As of December 31, 1997, AXA beneficially owned 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the

------------------
 *This supplement updates certain  information  contained in the IL Protector(R)
  Prospectuses dated July 25, 1996, January 1, 1997 and May 1, 1997; the Incentive Life Plus Prospectuses dated December 19, 1994, May 1, 1995, September 15, 1995, May 1, 1996, January 1, 1997 and May 1, 1997; the IL COLI supplements thereto dated September 15, 1995, May 1, 1996, January 1, 1997 and May 1, 1997 and the Special Offer Policy supplements thereto dated May 1, 1995, September 15, 1995 and May 1, 1996; the Survivorship 2000 Prospectuses dated August 18, 1992, May 1, 1993, 1994 and 1995 and January 1 and May 1, 1997; the Incentive Life 2000 Prospectuses dated November 27, 1991 and May 1, 1993 and 1994, and the Special Offer Policy supplements thereto dated November 27, 1991, January 29, 1993, May 1, 1993, 1994 and 1995; the Champion 2000
  Prospectuses dated November 27, 1991 and May 1, 1993 and 1994; and the Incentive Life Prospectuses dated August 29, 1989, February 27, 1991 and May 1, 1990, 1993 and 1994.

**If the date of your  prospectus  is  prior  to May 1,  1997,  you  received  a prospectus supplement dated May 1, 1997. You may have also received supplements dated May 1, 1996, January 1, 1997 and February 28, 1998. These supplements are still relevant and should be retained with your prospectus.

    Copyright 1998 The Equitable Life Assurance Society of the United States.
      All rights reserved. IL Protector(R) is a registered Service Mark of The Equitable Life Assurance Society of the United States.

EVM-127

Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1997, we had approximately $125.7 billion face amount of variable life insurance in force, as compared to $114.6 billion at December 31, 1996. Prior to January 1, 1997, the variable life insurance policies listed above were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

INVESTMENT PORTFOLIOS. As of May 1, 1998, your policy offers the following twenty-four investment portfolios, along with the guaranteed interest option. The twenty-four investment portfolios are as follows:


                                              INVESTMENT PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
   FIXED INCOME SERIES:                           EQUITY SERIES:                         ASSET ALLOCATION SERIES:
---------------------------- ---------------------------------------------------------  ---------------------------
Domestic Fixed Income        Domestic Equity              International Equity          o  Alliance Conservative
---------------------        ---------------              --------------------             Investors
   o Alliance Money Market      o T. Rowe Price Equity       o Alliance Global          o  EQ/Putnam Balanced
   o Alliance Intermediate        Income                     o Alliance International   o  Alliance Balanced
     Government Securities      o EQ/Putnam Growth &         o T. Rowe Price            o  Alliance Growth
   o Alliance Quality Bond        Income Value                 International Stock         Investors
Aggressive Fixed Income         o Alliance Growth &          o Morgan Stanley           o  Merrill Lynch World
-----------------------           Income                       Emerging Markets            Strategy
   o Alliance High Yield        o Alliance Equity Index        Equity
                                o Merrill Lynch Basic     Aggressive Equity
                                  Value Equity            -----------------
                                o Alliance Common Stock      o Alliance Aggressive
                                o MFS Research                 Stock
                                                             o Warburg Pincus Small
                                                               Company Value
                                                             o Alliance Small Cap
                                                               Growth
                                                             o MFS Emerging Growth
                                                               Companies


PERFORMANCE INFORMATION. If your prospectus sets forth performance information under the heading "HUDSON RIVER TRUST RATES OF RETURN," that information and any illustrations of policy values based on such information are deleted.

THE SEPARATE  ACCOUNT AND THE  TRUSTS.  The  information  relating to the Morgan
  Stanley Emerging Markets Equity Portfolio under the heading "INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS" in your supplement or prospectus dated May 1, 1997 is replaced with the following:


------------------------------------------------------------------------------------------------------------------------------------
                PORTFOLIO                               INVESTMENT POLICY                                OBJECTIVE
   -------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets          Primarily equity securities of emerging market      Long-term capital appreciation.
   Equity                                country issuers with a focus on those in which
                                         the  portfolio   adviser  believes  the
                                         economies are  developing  strongly and in
                                         which the markets are becoming  more
                                         sophisticated.
------------------------------------------------------------------------------------------------------------------------------------


DEDUCTIONS AND CHARGES

FROM THE TRUSTS. The information under the section "From the Trust" in your prospectus is revised as follows:

o The Separate Account Funds purchase Class IA shares of corresponding portfolios of the HRT or Class IB shares of corresponding portfolios of the EQAT at net asset value. That price reflects investment management fees, any Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

  The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below, reflecting the HRT's estimated expenses, is based on information for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other expenses are also likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table on the next page as an annual percentage of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------
                                                                           1997 RESTATED FEES AND EXPENSES
                                                          ---------------------------------------------------------------------
HRT PORTFOLIO                                                 MANAGEMENT FEE         OTHER EXPENSES     TOTAL ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market.....................................        0.35%                  0.04%                 0.39%
Alliance Intermediate Government Securities...............        0.50%                  0.06%                 0.56%
Alliance Quality Bond.....................................        0.53%                  0.05%                 0.58%
Alliance High Yield.......................................        0.60%                  0.04%                 0.64%
Alliance Growth & Income..................................        0.55%                  0.04%                 0.59%
Alliance Equity Index.....................................        0.32%                  0.04%                 0.36%
Alliance Common Stock.....................................        0.37%                  0.03%                 0.40%
Alliance Global...........................................        0.65%                  0.08%                 0.73%
Alliance International....................................        0.90%                  0.18%                 1.08%
Alliance Aggressive Stock.................................        0.54%                  0.03%                 0.57%
Alliance Small Cap Growth*................................        0.90%                  0.05%                 0.95%
Alliance Conservative Investors...........................        0.48%                  0.07%                 0.55%
Alliance Balanced.........................................        0.42%                  0.05%                 0.47%
Alliance Growth Investors.................................        0.52%                  0.05%                 0.57%


------------------
* Estimated expenses. The portfolio commenced operations on May 1, 1997.

--------------------------------------------------------------------------------

EQ Advisors Trust. The EQ Advisors Trust commenced operations on May 1, 1997. The table below shows the annual rates payable for management fees, Rule 12b-1 distribution fees, and other estimated expenses to be deducted from EQAT assets in 1998. Other expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, Rule 12b-1 distribution fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:


-------------------------------------------------------------------------------------------------------------------------------
                                                                            1998 ESTIMATED FEES AND EXPENSES
                                                          ---------------------------------------------------------------------
EQAT PORTFOLIO                                               MANAGEMENT          12B-1            OTHER        TOTAL ANNUAL
                                                                 FEE             FEES           EXPENSES*        EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income...............................       0.55%            0.25%            0.05%            0.85%
EQ/Putnam Growth & Income Value...........................       0.55%            0.25%            0.05%            0.85%
Merrill Lynch Basic Value Equity..........................       0.55%            0.25%            0.05%            0.85%
MFS Research..............................................       0.55%            0.25%            0.05%            0.85%
T. Rowe Price International Stock.........................       0.75%            0.25%            0.20%            1.20%
Morgan Stanley Emerging Markets Equity**..................       1.15%            0.25%            0.35%            1.75%
Warburg Pincus Small Company Value........................       0.65%            0.25%            0.10%            1.00%
MFS Emerging Growth Companies.............................       0.55%            0.25%            0.05%            0.85%
EQ/Putnam Balanced........................................       0.55%            0.25%            0.10%            0.90%
Merrill Lynch World Strategy..............................       0.70%            0.25%            0.25%            1.20%


------------------
 *After fee  waivers or assumptions  by EQAT's Manager pursuant to an expense limitation agreement. See the attached EQAT prospectus.
**Commenced operations on August 20, 1997.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE. Footnote 6 to the Separate Account FP financial statements included herein contains information about the net return for each Fund which commenced operations prior to December 31, 1997. The attached prospectuses for The Hudson River Trust and the EQ Advisors Trust contain rates of return and other portfolio performance information of the Trusts various periods ended December 31, 1997. Remember, the changes in the Policy Account value of your policy depend not only on the performance of the portfolios, but also on the deductions and charges under your policy. To obtain the current unit values of the Separate Account Funds, call (888) 855-5100.

The values reported in footnote 6 for all Policies are computed using net rates of return for the corresponding portfolios of the HRT and EQAT. The returns reported in footnote 6 for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets.

FLEXIBLE PREMIUMS. Certain of the information under this caption in your prospectus is amended as follows:

Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. The preferred form of payment is a single check on your business or personal account. Payment may also be in the form of a single money order, bank draft or cashier's check payable directly to Equitable; however, please be aware that Equitable is required to report the receipt of these "cash equivalents" to the Internal Revenue Service under certain circumstances. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks payable to someone other than Equitable and endorsed over to Equitable are not acceptable unless the check is money directly from a qualified retirement plan or pursuant to a 1035 exchange (a tax-deferred exchange pursuant to Section 1035 of the Internal Revenue Code), or it is a trustee check that involves no refund. Equitable's policy is to return any unacceptable forms of payment, and the policyowner bears the risk of lapse or other consequences which may result from the effective non-payment.

YOUR POLICY ACCOUNT VALUE

HOW WE DETERMINE THE UNIT VALUE. The description of "business day" and the unit values applicable to different types of transactions is revised as follows:

We determine unit values for the Funds at the end of each business day. A business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our administrative office. If your request for a policy transaction reaches our administrative office when we are closed, or after 4:00 p.m. Eastern Time, the transaction date will be the next day we are open. The transaction date for automatic transactions is the date they are scheduled to be performed.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When a transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

PURPOSE OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies.

If, as expected, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; e.g., the monthly administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

TAX EFFECTS. Certain of the information under the heading "Tax Effects" has been revised as follows:

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under the policy will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable upon the death of the policyowner. If the policyowner is not the insured and the insured dies with someone other than the owner as beneficiary, the policyowner will be considered to have made a gift transfer to the beneficiary of such proceeds. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $625,000 for decedents dying during 1998 (scheduled to increase in subsequent years to $1 million by the year 2005) will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

The information below generally applies to policies issued after June 8, 1997. However, certain material changes to existing policies could cause your policy to be considered a new policy for purposes of this effective date.

TRADE OR BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual (two, in the case of Survivorship 2000 policies), and such individual(s) is (are), at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy, or an officer, director, or employee of such trade or business (or, for Survivorship 2000, a 20 percent owner of such entity and his/her spouse). Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy, (e.g., pursuant to a split-dollar agreement) the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to contracts issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

DISTRIBUTION.   Certain  of  the   information   presented   under  the  caption
"Distribution" in your prospectus is revised as follows:

EQ Financial Consultants, Inc. (EQF) is the principal underwriter of the HRT and one of the principal underwriters of the EQAT, and is also a distributor of our variable life insurance policies and variable annuity contracts. EQF is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and also is the Manager of the EQAT. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934
Act) and is a member of the National Association of Securities Dealers, Inc. In 1996 and 1997, EQF was paid a fee of $325,380 annually for its services as distributor of its policies.

YEAR 2000 PROGRESS

Equitable relies upon various computer systems in order to administer your policy and operate the investment portfolios. Some of these systems belong to service providers who are not affiliated with Equitable.

In 1995, Equitable began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policy holders and on operations of the investment portfolios. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer your policy and operate the investment portfolios. Assuming the timely completion of computer modifications by Equitable and third party service providers, there should be no material adverse effect on our ability to perform these functions.

ILLUSTRATIONS OF POLICY BENEFITS. Certain of the information under this caption in your prospectus is revised as follows: The new aggregate expense assumption for the portfolios is 0.63% per annum (0.59% per annum for investment management fees and 0.04% per annum for other expenses). The investment management fee assumption is the average of the advisory fees payable for each HRT and EQAT Portfolio based on average net assets for 1997. The other expense assumption is the weighted average of the other expenses (including any applicable 12b-1 distribution fees) of the HRT and EQAT Portfolios based on average net assets for 1997. The tables under this caption in your prospectus have not been restated to reflect this new portfolio expense assumption. For a personalized illustration reflecting the fees and expenses under your policy, contact your Equitable agent.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP and Equitable included in this prospectus supplement have been audited for the years ended December 31, 1997, 1996 and 1995 by the accounting firm of Price Waterhouse LLP, independent accountants, as stated in their reports. The financial statements of Separate Account FP and Equitable for the years ended December 31, 1997, 1996 and 1995 included in this prospectus supplement have been so included in reliance on the reports of Price Waterhouse LLP, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the funds in the Separate Account. The financial statements of Separate Account FP include periods prior to the merger when Separate Account FP was part of Equitable Variable Life Insurance Company ("Equitable Variable"). As mentioned in a previously distributed supplement, Equitable Variable was merged with and into Equitable on January 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants...................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1997.......      FSA-3
      Statements of Operations for the Years Ended
        December 31, 1997, 1996 and 1995............................      FSA-5
      Statements of Changes in Net Assets for the Years Ended
        December 31, 1997, 1996 and 1995............................     FSA-11
      Notes to Financial Statements.................................     FSA-17


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants..................................................................................        F-1
Consolidated Financial Statements:
      Consolidated Balance Sheets, December 31, 1997 and 1996.........................................................     F-2
      Consolidated Statements of Earnings, Years Ended December 31, 1997, 1996 and 1995...............................     F-3
      Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1997,
        1996 and 1995.................................................................................................     F-4
      Consolidated Statements of Cash Flows, Years Ended December 31, 1997, 1996 and 1995.............................     F-5
      Notes to Consolidated Financial Statements......................................................................     F-6




+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, T. Rowe Price Equity Income Fund, EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Merrill Lynch Basic Value Equity Fund, Alliance Common Stock Fund, MFS Research Fund, Alliance Global Fund, Alliance International Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Alliance Aggressive Stock Fund, Warburg Pincus (SM)all Company Value Fund, Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, EQ/Putnam Balanced Fund, Alliance Growth Investors Fund, Alliance Balanced Fund, and Merrill Lynch World Strategy Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1997 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1997 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





/s/ Price Waterhouse LLP
----------------------------
    Price Waterhouse  LLP
    New York, New York
    February 10, 1998

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                       FIXED INCOME SERIES:                                EQUITY SERIES
                              -----------------------------------------------------------------   ------------------------------

                                                   ALLIANCE                                          T. ROWE
                                  ALLIANCE       INTERMEDIATE      ALLIANCE         ALLIANCE          Price         EQ/Putnam
                                    MONEY         GOVERNMENT        QUALITY           HIGH            Equity         Growth &
                                   MARKET         SECURITIES         BOND             YIELD           Income         Income
                                    FUND             FUND            FUND             FUND             Fund         Value Fund
                              ---------------  -------------  ----------------  ---------------   --------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......  $185,360,377
              58,134,976.......                  $59,003,029
             153,361,136.......                                  $155,756,854
             154,768,802.......                                                  $163,391,638
              17,983,654.......                                                                      $19,057,202
               6,789,522.......                                                                                      $7,059,083
              75,515,846.......
             177,456,804.......
               6,893,358.......
           1,636,078,781.......
               9,515,046.......
             385,210,185.......
Receivable for Trust shares
   sold........................            --             --               --               --                --             --
Receivable for policy-
   related transactions........     5,055,238             --            8,175          434,562            75,365         21,535

Total Assets...................   190,415,615     59,003,029      155,765,029      163,826,200        19,132,567      7,080,618

LIABILITIES
Payable for Trust shares
   purchased...................     4,662,684         42,271            2,592          485,203            75,639         21,550
Payable for policy-
   related transactions........            --        252,530               --               --                --             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................       673,129        590,435          621,951          962,628         1,593,864      1,394,706

Total Liabilities..............     5,335,813        885,236          624,543        1,447,831         1,669,503      1,416,256

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $185,079,802    $58,117,793     $155,140,486     $162,378,369       $17,463,064     $5,664,362
                                 ============    ===========     ============     ============       ===========     ==========


                                                          EQUITY SERIES (CONTINUED):
                              ----------------------------------------------------------------------------------------------

                                                                  MERRILL
                                ALLIANCE        ALLIANCE       LYNCH BASIC      ALLIANCE
                                GROWTH &         EQUITY           VALUE          COMMON            MFS           ALLIANCE
                                INCOME            INDEX           EQUITY         STOCK          RESEARCH         GLOBAL
                                  FUND            FUND             FUND           FUND            FUND            FUND
                              -------------  ---------------  -------------- --------------   -------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......
              58,134,976.......
             153,361,136.......
             154,768,802.......
              17,983,654.......
               6,789,522.......
              75,515,846.......   $88,537,449
             177,456,804.......                  $240,512,230
               6,893,358.......                                   $7,028,361
           1,636,078,781.......                                                   $2,203,309,790
               9,515,046.......                                                                     $9,764,428
             385,210,185.......                                                                                    $431,323,374
Receivable for Trust shares
   sold........................           --               --             --                 --             --               --
Receivable for policy-
   related transactions........      298,194          507,189          6,797         13,645,121          5,623          317,454

Total Assets...................   88,835,643      241,019,419      7,035,158      2,216,954,911      9,770,051      431,640,828

LIABILITIES
Payable for Trust shares
   purchased...................      302,975          559,374          6,704         14,239,272         17,192           39,330
Payable for policy-
   related transactions........           --               --             --                 --             --               --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      685,873          527,959      1,407,017          1,870,999      2,324,830          851,192

Total Liabilities..............      988,848        1,087,333      1,413,721         16,110,271      2,342,022          890,522

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $87,846,795     $239,932,086     $5,621,437     $2,200,844,640     $7,428,029     $430,750,306
                                 ===========     ============     ==========     ==============     ==========     ============


See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
 FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1997

                                                                            EQUITY SERIES (CONTINUED):
                                 -------------------------------------------------------------------------------------------------

                                                                     MORGAN
                                                                    STANLEY                           WARBURG
                                                     T. ROWE        EMERGING        ALLIANCE          PINCUS          ALLIANCE
                                    ALLIANCE          PRICE         MARKETS        AGGRESSIVE          SMALL          SMALL CAP
                                 INTERNATIONAL    INTERNATIONAL      EQUITY          STOCK            COMPANY          GROWTH
                                      FUND         STOCK FUND         FUND            FUND           VALUE FUND         FUND
                                 ---------------  --------------  -------------  ----------------  --------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465............  $46,096,631
              18,857,986............                  $18,037,268
               6,828,909............                                 $5,749,521
             925,922,491............                                                  $958,618,111
              25,268,810............                                                                   $25,040,101
              23,177,804............                                                                                    $23,949,616
              12,690,330............
             166,060,131............
               3,688,652............
             708,290,860............
             371,159,172............
               3,717,560............
Receivable for Trust shares
   sold.............................           --         178,837          5,207        10,800,745              --        4,071,394
Receivable for policy-
   related transactions.............       50,805              --             --                --         119,558               --

Total Assets........................   46,147,436      18,216,105      5,754,728       969,418,856      25,159,659       28,021,010

LIABILITIES
Payable for Trust shares
   purchased........................       15,821              --             --                --         133,511               --
Payable for policy-
   related transactions.............           --         177,631         33,971        11,111,927              --        4,123,081
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4)......................      281,133       3,946,795      3,193,381         1,266,499         725,974        1,532,066

Total Liabilities...................      296,954       4,124,426      3,227,352        12,378,426         859,485        5,655,147

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS..................  $45,850,482     $14,091,679     $2,527,376      $957,040,430     $24,300,174      $22,365,863
                                      ===========     ===========     ==========      ============     ===========      ===========

                                    EQUITY
                                    SERIES
                                  (CONTINUED):                              ASSET ALLOCATION SERIES:
                                 --------------   ----------------------------------------------------------------------------------


                                                                                                                         MERRILL
                                  MFS EMERGING       ALLIANCE           EQ/           ALLIANCE                            LYNCH
                                    GROWTH         CONSERVATIVE        PUTNAM          GROWTH           ALLIANCE          WORLD
                                   COMPANIES         INVESTORS        BALANCED        INVESTORS         BALANCED        STRATEGY
                                     FUND              FUND             FUND            FUND              FUND             FUND
                                 --------------   ----------------  -------------  ----------------  ---------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465.......
              18,857,986.......
               6,828,909.......
             925,922,491.......
              25,268,810.......
              23,177,804.......
              12,690,330.......    $12,861,650
             166,060,131.......                      $182,288,276
               3,688,652.......                                       $3,958,884
             708,290,860.......                                                       $823,347,501
             371,159,172.......                                                                        $432,037,458
               3,717,560.......                                                                                          $3,679,634
Receivable for Trust shares
   sold........................             --                 --             --                --               --          55,547
Receivable for policy-
   related transactions........         27,498             73,209         11,388           110,150               --              --

Total Assets...................     12,889,148        182,361,485      3,970,272       823,457,651      432,037,458       3,735,181

LIABILITIES
Payable for Trust shares
   purchased...................         59,447             17,478         11,906           157,733           23,444              --
Payable for policy-
   related transactions........             --                 --             --                --          112,068          55,536
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      2,454,147            684,710      2,290,579           636,188          742,210       2,094,918

Total Liabilities..............      2,513,594            702,188      2,302,485           793,921          877,722       2,150,454

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............    $10,375,554       $181,659,297     $1,667,787      $822,663,730     $431,159,736      $1,584,727
                                   ===========       ============     ==========      ============     ============      ==========

See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                                         FIXED INCOME SERIES:
                                                         ---------------------------------------------------------------------------
                                                                    ALLIANCE MONEY                  ALLIANCE INTERMEDIATE GOVERNMENT
                                                                      MARKET FUND                          SECURITIES FUND
                                                         ------------------------------------   ------------------------------------

                                                           1997          1996         1995         1997         1996         1995
                                                         ----------   ----------   ----------   ----------   ----------   ----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from the Trusts...........................  $9,754,675   $9,126,793   $9,225,401   $2,914,613   $2,367,498   $2,010,283

  Expenses (Note 3):
  Mortality and expense risk charges..................   1,101,168    1,025,149      954,556      282,422      245,038      197,721
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET INVESTMENT INCOME.................................   8,653,507    8,101,644    8,270,845    2,632,191    2,122,460    1,812,562
                                                        ----------   ----------   ----------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments.................    (513,800)   (110,954)     (432,347)     (95,509)    (490,315)    (810,768)
  Realized gain distribution from
    the Trusts........................................      13,435           --           --           --           --           --
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET REALIZED GAIN (LOSS)..............................    (500,365)    (110,954)    (432,347)     (95,509)    (490,315)    (810,768)

 Unrealized appreciation /(depreciation) on investments:
  Beginning of period.................................      24,023       89,976       32,760     (141,479)     145,522   (2,736,863)
  End of period.......................................     804,349       24,023       89,976      868,053     (141,479)     145,522
                                                        ----------   ----------   ----------   ----------   ----------   ----------

 Change in unrealized appreciation / (depreciation)
  during the period...................................     780,326      (65,953)      57,216    1,009,532     (287,001)   2,882,385
                                                        ----------   ----------   ----------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.......................................
                                                           279,961     (176,907)    (375,131)     914,023     (777,316)   2,071,617
                                                        ==========   ==========   ==========   ==========   ==========   ==========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................  $8,933,468   $7,924,737   $7,895,714   $3,546,214   $1,345,144   $3,884,179
                                                        ==========   ==========   ==========   ==========   ==========   ==========


                                                               FIXED INCOME SERIES (CONTINUED):
                                                           ---------------------------------------
                                                                     ALLIANCE QUALITY
                                                                         BOND FUND
                                                           -------------------------------------

                                                               1997         1996          1995
                                                           ----------   ----------   -----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
   Dividends from the Trusts.............................  $ 8,869,740   $8,972,983   $ 7,958,285

   Expenses (Note 3):
   Mortality and expense risk charges....................      845,069      869,312       767,627
                                                           -----------   ----------   -----------

NET INVESTMENT INCOME....................................    8,024,671    8,103,671     7,190,658
                                                           -----------   ----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments....................    (504,580)   (1,130,915)     (632,666)
  Realized gain distribution from
    the Trusts...........................................          --            --            --
                                                          -----------    ----------   -----------

NET REALIZED GAIN (LOSS).................................    (504,580)   (1,130,915)     (632,666)

 Unrealized appreciation / (depreciation) on investments:
  Beginning of period....................................  (1,961,822)   (2,105,676)  (15,521,200)
  End of period..........................................   2,395,718    (1,961,822)   (2,105,676)
                                                          -----------    ----------   -----------

 Change in unrealized appreciation / (depreciation)
  during the period......................................   4,357,540       143,854    13,415,524
                                                          -----------    ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................................   3,852,960      (987,061)   12,782,858
                                                          ===========    ==========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................  $11,877,631    $7,116,610   $19,973,516
                                                          ===========    ==========   ===========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                      FIXED INCOME SERIES (CONTINUED):
                                                                   -------------------------------------

                                                                                 ALLIANCE
                                                                                HIGH YIELD
                                                                                  FUND
                                                                  --------------------------------------
                                                                      1997         1996         1995
                                                                  -----------  -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.................................  $12,918,934  $ 8,696,039   $ 6,518,568

   Expenses (Note 3):
      Mortality and expense risk charges........................      789,982      518,429       371,369
                                                                  -----------  -----------   -----------

NET INVESTMENT INCOME...........................................   12,128,952    8,177,610     6,147,199
                                                                  -----------  -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................      936,554      939,559      (179,454)
      Realized gain distribution from
         the Trusts.............................................    6,365,633    6,119,053            --
                                                                  -----------  -----------   -----------

NET REALIZED GAIN (LOSS)........................................    7,302,187    7,058,612      (179,454)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................    5,664,824    3,823,981      (873,103)
      End of period.............................................    8,622,836    5,664,824     3,823,981
                                                                  -----------  -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................    2,958,012    1,840,843     4,697,084
                                                                  -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   10,260,199    8,899,455     4,517,630
                                                                  ===========  ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $22,389,151  $17,077,065   $10,664,829
                                                                  ===========  ===========   ===========



                                                                                      EQUITY SERIES:
                                                               ----------------------------------------------------------------
                                                                  T. ROWE     EQ/PUTNAM
                                                               PRICE EQUITY    GROWTH &                 ALLIANCE
                                                                  INCOME     INCOME VALUE           GROWTH & INCOME
                                                                   FUND         FUND                     FUND
                                                               -----------   ----------  --------------------------------------
                                                                  1997*        1997*        1997         1996          1995
                                                                ---------    --------    -----------  -----------  -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts............................    $  145,613    $ 33,273    $   636,335   $  525,200  $  380,677

   Expenses (Note 3):
      Mortality and expense risk charges...................        29,706       9,655        358,997      155,175      69,716
                                                               ----------    --------    -----------   ----------  ----------

NET INVESTMENT INCOME......................................       115,907      23,618        277,338      370,025     310,961
                                                               ----------    --------    -----------   ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..................        56,634       1,078        530,421        5,198       2,791
      Realized gain distribution from
         the Trusts........................................        53,840      27,226      5,006,247    1,943,415          --
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED GAIN (LOSS)...................................       110,474      28,304      5,536,668    1,948,613       2,791

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..................................            --          --      5,074,338    2,123,346    (141,585)
      End of period........................................     1,073,548     269,561     13,021,603    5,074,338   2,123,346
                                                               ----------    --------    -----------   ----------  ----------

   Change in unrealized appreciation / (depreciation)
      during the period....................................     1,073,548     269,561      7,947,265    2,950,992   2,264,931
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................     1,184,022     297,865     13,483,933    4,899,605   2,267,722
                                                               ==========    ========    ===========   ==========  ==========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................    $1,299,929    $321,483    $13,761,271   $5,269,630  $2,578,683
                                                               ==========    ========    ===========   ==========  ==========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                    FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                        ALLIANCE                 MERRILL LYNCH
                                                                                      EQUITY INDEX                BASIC VALUE
                                                                                         FUND                     EQUITY FUND
                                                                          -------------------------------------- ------------
                                                                              1997        1996         1995          1997*
                                                                          ----------- ------------  -----------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 2,610,223  $ 1,751,848  $   964,775    $ 35,810

   Expenses (Note 3):
      Mortality and expense risk charges...........................           977,620      605,961      289,199       9,349
                                                                          -----------  -----------  -----------    --------

NET INVESTMENT INCOME (LOSS).......................................         1,632,603    1,145,887      675,576      26,461
                                                                          -----------  -----------  -----------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................          (414,497)   8,013,073        3,060       6,656
      Realized gain distribution from
         the Trusts................................................           850,437    3,889,944      536,890      33,738
                                                                          -----------  -----------  -----------    --------

NET REALIZED GAIN (LOSS)...........................................           435,940   11,903,017      539,950      40,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        21,448,224   12,451,765     (399,286)         --
      End of period................................................        63,055,426   21,448,224   12,451,765     135,003
                                                                          -----------  -----------  -----------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        41,607,202    8,996,459   12,851,051     135,003
                                                                          -----------  -----------  -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        42,043,142   20,899,476   13,391,001     175,397
                                                                          ===========  ===========  ===========    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $43,675,745  $22,045,363  $14,066,577    $201,858
                                                                          ===========  ===========  ===========    ========


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                           ALLIANCE                      MFS
                                                                                         COMMON STOCK                 RESEARCH
                                                                                            FUND                        FUND
                                                                          ----------------------------------------    --------
                                                                              1997          1996          1995          1997*
                                                                          ------------  ------------  ------------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 10,668,337  $ 11,773,551  $ 14,259,262    $ 20,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................         11,435,936     8,267,795     6,050,368      13,127
                                                                          ------------  ------------  ------------    --------

NET INVESTMENT INCOME (LOSS).......................................           (767,599)    3,505,756     8,208,894       7,315
                                                                          ------------  ------------  ------------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         53,841,049    30,128,838    16,793,683       6,989
      Realized gain distribution from
         the Trusts................................................        164,814,473   157,423,606    63,838,178      81,156
                                                                          ------------  ------------  ------------    --------

NET REALIZED GAIN (LOSS)...........................................        218,655,522   187,552,444    80,631,861      88,145

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        294,432,897   181,824,279    (2,048,649          --
      End of period................................................        567,231,009   294,432,897   181,824,279     249,382
                                                                          ------------  ------------  ------------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        272,798,112   112,608,618   183,872,928     249,382
                                                                          ------------  ------------  ------------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        491,453,634   300,161,062   264,504,789     337,527
                                                                          ============  ============  ============    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $490,686,035  $303,666,818  $272,713,683    $344,842
                                                                          ============  ============  ============    ========



See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQUITY SERIES (CONTINUED):
                                                                           ----------------------------------------

                                                                                           ALLIANCE
                                                                                            GLOBAL
                                                                                             FUND
                                                                           ---------------------------------------
                                                                               1997          1996          1995
                                                                           -----------   -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................        $ 8,803,070   $ 7,019,392   $ 5,152,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................          2,805,310     2,314,066     1,743,898
                                                                           -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS).......................................          5,997,760     4,705,326     3,408,544
                                                                           -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         30,411,238     4,971,547     3,049,444
      Realized gain distribution from
         the Trusts................................................         26,426,403    18,802,992     9,214,950
                                                                           -----------   -----------   -----------

NET REALIZED GAIN (LOSS)...........................................         56,837,641    23,774,539    12,264,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................         58,618,054    36,525,596     3,130,280
      End of period................................................         46,113,189    58,618,054    36,525,596
                                                                           -----------   -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        (12,504,865)   22,092,458    33,395,316
                                                                           -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................         44,332,776    45,866,997    45,659,710
                                                                           ===========   ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................        $50,330,536   $50,572,323   $49,068,254
                                                                           ===========   ===========   ===========




                                                                                    EQUITY SERIES (CONTINUED):
                                                                  -----------------------------------------------------------------
                                                                                ALLIANCE              T. ROWE PRICE    EMERGING
                                                                              INTERNATIONAL           INTERNATIONAL     MARKETS
                                                                                  FUND                 STOCK FUND     EQUITY FUND
                                                                  -----------------------------------   -----------  --------------
                                                                      1997        1996       1995**        1997*         1997***
                                                                  -----------   ---------   ---------   -----------  --------------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts................................   $ 1,386,732   $  575,524   $195,500    $   2,393    $    16,623

   Expenses (Note 3):
      Mortality and expense risk charges.......................       297,278      164,149     36,471       26,332          2,862
                                                                  -----------   ----------   --------    ---------    -----------

NET INVESTMENT INCOME (LOSS)...................................     1,089,454      411,375    159,029      (23,939)        13,761
                                                                  -----------   ----------   --------    ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments......................       (57,635)     (28,490)      (790)     (50,331)       (14,566)
      Realized gain distribution from
         the Trusts............................................     2,325,403      737,771     51,741           --            --
                                                                  -----------    ---------   --------   ----------     ----------

NET REALIZED GAIN (LOSS).......................................     2,267,768      709,281     50,951      (50,331)       (14,566)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period......................................     1,857,793      667,906         --           --             --
      End of period............................................    (2,793,834)   1,857,793    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

   Change in unrealized appreciation / (depreciation)
      during the period........................................    (4,651,627)   1,189,887    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..............................................    (2,383,859)   1,899,168    718,857     (871,049)    (1,093,954)
                                                                  ===========   ==========   ========    =========    ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................   $(1,294,405)  $2,310,543   $877,886    $(894,988)   $(1,080,193)
                                                                  ===========   ==========   ========    =========    ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                        EQUITY SERIES (CONTINUED):
                                                                        -------------------------------------------------------
                                                                                                                      WARBURG
                                                                                                                       PINCUS
                                                                                         ALLIANCE                      SMALL
                                                                                     AGGRESSIVE STOCK                 COMPANY
                                                                                           FUND                     VALUE FUND
                                                                        ----------------------------------------   ------------
                                                                            1997          1996          1995           1997*
                                                                        -----------   ------------  ------------   ------------

INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts......................................  $  1,311,613   $  1,661,263  $  1,268,689   $  21,651

   Expenses (Note 3):
      Mortality and expense risk charges.............................     5,299,127      4,086,388     2,702,978      44,889
                                                                       ------------   ------------  ------------   ---------

NET INVESTMENT INCOME (LOSS).........................................    (3,987,514)    (2,425,125)   (1,434,289)    (23,238)
                                                                       ------------   ------------  ------------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................    28,217,939     30,549,608    11,560,966      29,803
      Realized gain distribution from
         the Trusts..................................................    79,729,154    133,080,595    61,903,470     110,391
                                                                       ------------   ------------  ------------   ---------

NET REALIZED GAIN (LOSS).............................................   107,947,093    163,630,203    73,464,436     140,194

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................    46,617,235     80,271,118    30,761,318          --
      End of period..................................................    32,695,620     46,617,235    80,271,118    (228,709)
                                                                       ------------   ------------  ------------   ---------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................   (13,921,615)   (33,653,883)   49,509,800    (228,709)
                                                                       ------------   ------------  ------------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................    94,025,478    129,976,320   122,974,236     (88,515)
                                                                       ============   ============  ============   =========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................  $ 90,037,964   $127,551,195  $121,539,947   $(111,753)
                                                                       ============   ============  ============   =========

                                                                  EQUITY SERIES (CONTINUED):           ASSET ALLOCATION SERIES:
                                                                  -------------------------   -------------------------------------
                                                                    ALLIANCE   MFS
                                                                     SMALL   EMERGING
                                                                      CAP     GROWTH                    ALLIANCE
                                                                    GROWTH   COMPANIES          CONSERVATIVE INVESTORS
                                                                     FUND      FUND                      FUND
                                                                   --------  --------         -------------------------------------
                                                                    1997*      1997*             1997          1996         1995
                                                                  --------   --------         -----------  -----------  -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts.................................  $  4,189   $ 24,358         $ 7,217,860  $ 7,737,745  $ 8,169,109

   Expenses (Note 3):
      Mortality and expense risk charges........................    41,540     18,835           1,066,078    1,046,858      921,294
                                                                  --------   --------         -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)....................................   (37,351)     5,523           6,151,782    6,690,887    7,247,815
                                                                  --------   --------         -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................  (609,208)   161,034             818,458     (752,434)    (378,551)
      Realized gain distribution from
         the Trusts.............................................   545,833    296,998           5,486,742    4,429,977    1,068,272
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED GAIN (LOSS)........................................   (63,375)   458,032           6,305,200    3,677,543      689,721

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................        --         --           7,700,135   10,362,120   (8,767,697)
      End of period.............................................   771,812    171,320          16,228,145    7,700,135   10,362,120
                                                                  --------   --------         -----------  -----------  -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................   771,812    171,320           8,528,010   (2,661,985)  19,129,817
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   708,437    629,352          14,833,210    1,015,558   19,819,538
                                                                  ========   ========         ===========  ===========  ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $671,086   $634,875         $20,984,992  $ 7,706,445  $27,067,353
                                                                  ========   ========         ===========  ===========  ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                                                ------------------------------------------------------
                                                                   EQ/
                                                                  PUTNAM                     ALLIANCE
                                                                 BALANCED                GROWTH INVESTORS
                                                                   FUND                        FUND
                                                                ---------   ------------------------------------------
                                                                   1997*        1997           1996           1995
                                                                ---------   ------------   ------------   ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts..............................   $ 46,468    $ 19,280,574   $ 15,504,412   $ 15,855,901

   Expenses (Note 3):
      Mortality and expense risk charges.....................      2,741       4,570,289      3,746,683      2,796,354
                                                                --------    ------------   ------------   ------------

NET INVESTMENT INCOME........................................     43,727      14,710,285     11,757,729     13,059,547
                                                                --------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments....................        561      10,531,767      1,799,247      1,752,185
      Realized gain distribution from
         the Trusts..........................................     31,119      42,780,443     73,474,967      7,421,853
                                                                --------    ------------   ------------   ------------

NET REALIZED GAIN (LOSS).....................................     31,680      53,312,210     75,274,214      9,174,038

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period....................................         --      67,150,693     81,785,873       (770,693)
      End of period..........................................    270,232     115,056,641     67,150,693     81,785,873
                                                                --------    ------------   ------------   ------------

   Change in unrealized appreciation / (depreciation)
      during the period......................................    270,232      47,905,948    (14,635,180)    82,556,566
                                                                --------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................    301,912     101,218,158     60,639,034     91,730,604
                                                                ========    ============   ============   ============

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................   $345,639    $115,928,443   $ 72,396,763   $104,790,151
                                                                ========    ============   ============   ============

                                                                                     ASSET ALLOCATION SERIES (CONTINUED):
                                                                           -----------------------------------------------------
                                                                                                                       MERRILL
                                                                                                                        LYNCH
                                                                                           ALLIANCE                     WORLD
                                                                                           BALANCED                    STRATEGY
                                                                                             FUND                        FUND
                                                                           ---------------------------------------     --------
                                                                               1997          1996         1995           1997*
                                                                           -----------   -----------   -----------     --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................................      $13,756,520   $13,094,730   $12,276,328     $ 17,124

   Expenses (Note 3):
      Mortality and expense risk charges.............................        2,544,300     2,490,188     2,237,982        2,678
                                                                           -----------   -----------   -----------     --------

NET INVESTMENT INCOME................................................       11,212,220    10,604,542    10,038,346       14,446
                                                                           -----------   -----------   -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................        5,910,524      (873,535)   (2,466,524)      (3,626)
      Realized gain distribution from
         the Trusts..................................................       21,117,088    34,113,772    10,894,130       38,995
                                                                           -----------   -----------   -----------     --------

NET REALIZED GAIN (LOSS).............................................       27,027,612    33,240,237     8,427,606       35,369

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................       42,382,824    43,097,187    (2,878,875)          --
      End of period..................................................       60,878,286    42,382,824    43,097,187      (37,926)
                                                                           -----------   -----------   -----------     --------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................       18,495,462      (714,36)    45,976,062      (37,926)
                                                                           -----------   -----------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................       45,523,074    32,525,874    54,403,668       (2,557)
                                                                           ===========   ===========   ===========     ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................      $56,735,294   $43,130,416   $64,442,014     $ 11,889
                                                                           ===========   ===========   ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                                              FIXED INCOME SERIES:
                                                ------------------------------------------------------------------------------------

                                                             ALLIANCE MONEY                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                              MARKET FUND                               SECURITIES FUND
                                                -----------------------------------------   -------------------------------------

                                                    1997           1996          1995          1997          1996        1995
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,653,507   $  8,101,644  $  8,270,845   $ 2,632,191  $ 2,122,460  $ 1,812,562
   Net realized gain (loss)..................       (500,365)      (110,954)     (432,347)      (95,509)    (490,315)    (810,768)
   Change in unrealized appreciation /
      (depreciation) on investments..........        780,326        (65,953)       57,216     1,009,532     (287,001)   2,882,385
                                                ------------   ------------  ------------  ------------  -----------  -----------

   Net increase (decrease) in net assets
      from operations........................      8,933,468      7,924,737     7,895,714     3,546,214    1,345,144    3,884,179
                                                ------------   ------------  ------------   -----------  -----------  -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................    234,059,930    101,890,108    96,773,056     8,749,531   10,397,104   11,016,347
   Benefits and other policy-related
      transactions (Note 3)..................    (40,687,124)   (38,404,209)  (39,770,849)   (5,971,751)  (7,387,385)  (6,286,070)
   Net transfers among funds.................   (259,049,840)   (36,607,946)    4,776,165     7,704,724    2,645,675      953,149
                                                ------------   ------------  ------------   -----------  -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions.......    (65,677,034)    26,877,953    61,778,372    10,482,504    5,655,394    5,683,426
                                                ------------   ------------  ------------   -----------  -----------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,726)       (63,127)      (36,640)      (38,337)     (22,170)     (72,636)
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................    (56,793,292)    34,739,563    69,637,446    13,990,381    6,978,368    9,494,969
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    241,873,094    207,133,531   137,496,085    44,127,412   37,149,044   27,654,075
                                                ============   ============  ============   ===========  ===========  ===========

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $185,079,802   $241,873,094  $207,133,531   $58,117,793  $44,127,412  $37,149,044
                                                ============   ============  ============   ===========  ===========  ===========


                                                      FIXED INCOME SERIES (CONTINUED):
                                                ------------------------------------------
                                                              ALLIANCE QUALITY
                                                                  BOND FUND
                                                ------------------------------------------
                                                    1997           1996           1995
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,024,671   $  8,103,671   $  7,190,658
   Net realized gain (loss)..................       (504,580)    (1,130,915)      (632,666)
   Change in unrealized appreciation /
      (depreciation) on investments..........      4,357,540        143,854     13,415,524
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from operations........................     11,877,631      7,116,610     19,973,516
                                                ------------   ------------   ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................      8,423,097      5,753,712      2,516,135
   Benefits and other policy-related
      transactions (Note 3)..................     (3,002,993)   (32,021,058)    (3,189,044)
   Net transfers among funds.................     12,678,032      6,117,471      2,462,969
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from policy-related transactions.......     18,098,136    (20,149,875)     1,790,060
                                                ------------   ------------   ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,594)       (39,868)      (712,602)
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................     29,926,173    (13,073,133)    21,050,974
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    125,214,313    138,287,446    117,236,472
                                                ============   ============   ============

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $155,140,486   $125,214,313   $138,287,446
                                                ============   ============   ============

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                            FIXED INCOME SERIES (CONTINUED):
                                                       -------------------------------------

                                                                        ALLIANCE
                                                                       HIGH YIELD
                                                                         FUND
                                                       --------------------------------------
                                                           1997          1996         1995
                                                       -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................  $ 12,128,952  $  8,177,610  $ 6,147,199
   Net realized gain (loss).........................     7,302,187     7,058,612     (179,454)
   Change in unrealized appreciation /
      (depreciation) on investments.................     2,958,012     1,840,843    4,697,084
                                                      ------------  ------------  -----------

   Net increase (decrease) in net assets
      from operations...............................    22,389,151    17,077,065   10,664,829
                                                      ------------  ------------ ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................    26,933,221    19,454,716   15,333,474
   Benefits and other policy-
      related transactions (Note 3).................   (14,530,462)  (16,165,764)  (8,211,013)
   Net transfers among funds........................    26,385,799     9,301,980    4,789,450
                                                       -----------  ------------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    38,788,558    12,590,932   11,911,911
                                                      ------------  ------------ ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................      (189,179)     (209,120)    (100,679)
                                                      ------------  ------------ ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    60,988,530    29,458,877   22,476,061
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................   101,389,839    71,930,962   49,454,901
                                                      ------------  ------------  -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................  $162,378,369  $101,389,839  $71,930,962
                                                      ============  ============  ===========

                                                                                 EQUITY SERIES:
                                                      ---------------------------------------------------------------------
                                                                       EQ/PUTNAM
                                                      T. ROWE PRICE     GROWTH &                   ALLIANCE
                                                      EQUITY INCOME   INCOME VALUE              GROWTH & INCOME
                                                          FUND            FUND                       FUND
                                                      -------------  -------------  ---------------------------------------
                                                           1997*         1997*          1997          1996          1995
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................   $   115,907    $   23,618    $   277,338   $   370,025   $   310,961
   Net realized gain (loss).........................       110,474        28,304      5,536,668     1,948,613         2,791
   Change in unrealized appreciation /
      (depreciation) on investments.................     1,073,548       269,561      7,947,265     2,950,992     2,264,931
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from operations...............................     1,299,929       321,483     13,761,271     5,269,630     2,578,683
                                                       -----------    ----------    -----------   -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................     2,540,460     1,149,748     17,923,903    11,382,745     6,464,035
   Benefits and other policy-
      related transactions (Note 3).................      (351,660)     (154,351)    (6,498,823)   (2,909,569)   (1,385,132)
   Net transfers among funds........................    14,259,773     4,539,465     25,301,886     5,211,758     5,274,221
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    16,448,573     5,534,862     36,726,966    13,684,934    10,353,124
                                                       -----------    ----------    -----------   -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................     (285,438)      (191,983)      (107,895)     (106,424)     (221,877)
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    17,463,064     5,664,362     50,380,342    18,848,140    12,709,930
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................            --            --     37,466,453    18,618,313     5,908,383
                                                       -----------    ----------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................   $17,463,064    $5,664,362    $87,846,795   $37,466,453   $18,618,313
                                                       ===========    ==========    ===========   ===========   ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                                          ------------------------------------------------------

                                                                                                      MERRILL
                                                                         ALLIANCE                   LYNCH BASIC
                                                                       EQUITY INDEX                    VALUE
                                                                           FUND                     EQUITY FUND
                                                          ---------------------------------------   ------------

                                                             1997        1996          1995          1997*
                                                         ------------  ----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $  1,632,603    1,145,887   $   675,576   $   26,461
   Net realized gain (loss)..........................       435,940   11,903,017       539,950       40,394
   Change in unrealized appreciation /
      (depreciation) on investments..................    41,607,202    8,996,459    12,851,051      135,003
                                                       ------------  -----------   -----------   ----------

   Net increase (decrease) in net assets
      from operations................................    43,675,745   22,045,363    14,066,577      201,858
                                                       ------------  ------------  -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................    53,262,239   33,692,683    10,308,871    1,097,822
   Benefits and other policy-
      related transactions (Note 3)..................   (18,975,147) (56,493,042)   (2,111,532)    (135,034)
   Net transfers among funds.........................    67,867,827   23,434,912    18,305,589    4,661,128
                                                       ------------  -----------   -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............   102,154,919      634,553    26,502,928    5,623,916
                                                       ------------   ----------   -----------   ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................      (136,089)     (66,020)      (71,293)    (204,337)
                                                       ------------  -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................   145,694,575   22,613,896    40,498,212    5,621,437
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................    94,237,511   71,623,615    31,125,403           --
                                                       ------------  -----------   -----------   ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $239,932,086  $94,237,511   $71,623,615   $5,621,437
                                                       ============  ===========   ===========   ==========


                                                                          EQUITY SERIES (CONTINUED):
                                                        ----------------------------------------------------------------

                                                                               ALLIANCE                         MFS
                                                                             COMMON STOCK                     RESEARCH
                                                                                 FUND                           FUND
                                                         ------------------------------------------------     ----------

                                                              1997             1996              1995            1997*
                                                         --------------   --------------   --------------     ---------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $     (767,599)  $    3,505,756   $    8,208,894    $    7,315
   Net realized gain (loss)..........................     218,655,522      187,552,444       80,631,861        88,145
   Change in unrealized appreciation /
      (depreciation) on investments..................     272,798,112      112,608,618      183,872,928       249,382
                                                       --------------   --------------   --------------    ----------

   Net increase (decrease) in net assets
      from operations................................     490,686,035      303,666,818      272,713,683       344,842
                                                       ---------------  ---------------  ---------------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................     282,279,826      271,193,481      216,068,996     1,177,137
   Benefits and other policy-
      related transactions (Note 3)..................    (199,662,183)    (154,302,728)    (118,456,643)     (162,042)
   Net transfers among funds.........................      56,849,823        4,064,266      (34,354,864)    6,389,251
                                                       --------------   --------------   --------------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............     139,467,466      120,955,019       63,257,489     7,404,346
                                                       --------------   --------------   ----------------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................         (86,740)        (429,232)        (392,099)     (321,159)
                                                       --------------   --------------   --------------    ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................     630,066,761      424,192,605      335,579,073     7,428,029
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................   1,570,777,879    1,146,585,274      811,006,201            --
                                                       --------------    -------------   --------------    ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $2,200,844,640   $1,570,777,879   $1,146,585,274    $7,428,029
                                                       ==============   ==============   ==============    ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQUITY SERIES (CONTINUED):
                                           ----------------------------------------------------------------------------------------


                                                            ALLIANCE                                   ALLIANCE
                                                             GLOBAL                                  INTERNATIONAL
                                                              FUND                                       FUND
                                           -------------------------------------------  -------------------------------------------
                                               1997           1996           1995           1997             1996          1995**
                                           -------------   -----------   -------------  --------------  --------------  -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $  5,997,760   $  4,705,326   $  3,408,544   $ 1,089,454      $  411,375     $   159,029
   Net realized gain (loss) ............     56,837,641     23,774,539     12,264,394     2,267,768         709,281          50,951
   Change in unrealized appreciation /
      (depreciation) on investments ....    (12,504,865)    22,092,458     33,395,316    (4,651,627)      1,189,887         667,906
                                           ------------   ------------   ------------   -----------      ----------     -----------

   Net increase (decrease) in net assets
      from operations ..................     50,330,536     50,572,323     49,068,254    (1,294,405)       2,310,543        877,886
                                           ------------   ------------   ------------   -----------      -----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     85,714,413     96,457,308     92,666,618    14,198,839       12,055,154      2,028,670
   Benefits and other policy-
      related transactions (Note 3) ....    (48,793,564)   (43,292,191)   (37,507,499)   (4,716,765)      (2,295,079)      (339,723)
   Net transfers among funds ...........    (89,131,113)    (4,363,741)   (12,472,104)   (3,886,303)      17,095,516      9,885,952
                                           ------------   ------------   ------------   -----------      -----------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions .    (52,210,264)    48,801,376     42,687,015     5,595,771       26,855,591     11,574,899
                                           ------------   ------------   ------------   -----------      -----------    -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (147,270)       (93,415)       (96,720)      (27,091)         (21,865)       (20,847)
                                           ------------   ------------   ------------   -----------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........     (2,026,998)    99,280,284     91,658,549     4,274,275       29,144,269     12,431,938
NET ASSETS ATTRIBUTABLE TO .............             --             --             --            --               --             --
   POLICYOWNERS, BEGINNING OF PERIOD ...    432,777,304    333,497,020    241,838,471    41,576,207       12,431,938             --
                                           ------------   ------------   ------------   -----------      ------------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $430,750,306   $432,777,304   $333,497,020   $45,850,482      $41,576,207    $12,431,938
                                           ============   ============   ============   ===========      ===========    ===========

                                                  EQUITY SERIES (CONTINUED):
                                               -------------------------------
                                                                 MORGAN
                                                                STANLEY
                                              T. ROWE PRICE     EMERGING
                                               INTERNATIONAL    MARKETS
                                                STOCK FUND     EQUITY FUND
                                               -------------  ---------------
                                                   1997*           1997***
                                               -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income....................    $  (23,939)   $    13,761
   Net realized gain (loss).................       (50,331)       (14,566)
   Change in unrealized appreciation /
      (depreciation) on investments.........      (820,718)    (1,079,388)
                                                ----------    -----------

   Net increase (decrease) in net assets
      from operations.......................      (894,988)    (1,080,193)
                                                ----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................      2,268,440       323,739
   Benefits and other policy-
      related transactions (Note 3).........       (295,221)       (7,501)
   Net transfers among funds................     12,953,165     2,483,527
                                               ------------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions......     14,926,384     2,799,765
                                                -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............         60,283       807,804
                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............     14,091,679     2,527,376
NET ASSETS ATTRIBUTABLE TO                      -----------   -----------
   POLICYOWNERS, BEGINNING OF PERIOD........             --            --
                                                -----------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD..............    $14,091,679   $ 2,527,376
                                                ===========   ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                        EQUITY SERIES (CONTINUED):
                                         -------------------------------------------------------------------------------------


                                                               ALLIANCE                       WARBURG PINCUS    ALLIANCE SMALL
                                                           AGGRESSIVE STOCK                    SMALL COMPANY      CAP GROWTH
                                                                 FUND                           VALUE FUND          FUND
                                         -------------------------------------------------  -----------------  ----------------
                                               1997              1996             1995             1997*            1997*
                                         ---------------   ---------------   -------------  -----------------  ----------------


INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ (3,987,514)    $ (2,425,125)    $ (1,434,289)    $   (23,238)     $   (37,351)
   Net realized gain (loss) ............    107,947,093      163,630,203       73,464,436         140,194          (63,375)
   Change in unrealized appreciation /
      (depreciation) on investments ....    (13,921,615)     (33,653,883)      49,509,800        (228,709)         771,812
                                           ------------     ------------     ------------     -----------      -----------
   Net increase (decrease) in net assets
      from operations ..................     90,037,964        7,551,195      121,539,947        (111,753          671,086
                                           ------------     ------------     ------------     -----------      -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............    179,662,167      167,830,465      121,962,483       4,397,634        2,947,848
   Benefits and other policy-
      related transactions (Note 3) ....    107,529,554)     (85,246,883)     (63,165,185)       (608,891)        (599,875)
   Net transfers among funds ...........      1,712,877       28,481,572       19,367,834      20,737,304       19,670,856
                                           ------------     ------------     ------------     -----------      -----------

   Net increase (decrease) in net assets
      from policy-related transactions .     73,845,490      111,065,154       78,165,132      24,526,047       22,018,829
                                           ------------     ------------     ------------     -----------      -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (442,155)        (205,349)        (188,813)       (114,120)        (324,052
                                           ------------     ------------     ------------     -----------      -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    163,441,299      238,411,000      199,516,266      24,300,174       22,365,863
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...    793,599,131      555,188,131      355,671,865              --               --
                                           ------------     ------------     ------------     -----------      -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $957,040,430     $793,599,131     $555,188,131     $24,300,174      $22,365,863
                                           ============     ============     ============     ===========      ===========


                                                EQUITY
                                                SERIES
                                              (CONTINUED):               ASSET ALLOCATION SERIES:
                                           ---------------- -----------------------------------------------
                                             MFS EMERGING                       ALLIANCE
                                                GROWTH                    CONSERVATIVE INVESTORS
                                            COMPANIES FUND                        FUND
                                           ---------------- -------------    --------------   -------------
                                                1997*            1997             1996            1995
                                           ---------------- -------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $     5,523      $  6,151,782     $  6,690,887     $  7,247,815
   Net realized gain (loss) ............       458,032         6,305,200        3,677,543          689,721
   Change in unrealized appreciation /
      (depreciation) on investments ....       171,320         8,528,010       (2,661,985)      19,129,817
                                           -----------      ------------     ------------     ------------
   Net increase (decrease) in net assets
      from operations ..................       634,875        20,984,992        7,706,445       27,067,353
                                           -----------      ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     1,598,358        30,425,833       38,133,118       41,419,959
   Benefits and other policy-
      related transactions (Note 3) ....      (294,924)      (24,998,155)     (25,456,269      (22,866,003)
   Net transfers among funds ...........     8,886,415       (18,978,233)     (18,095,700       (3,379,296
                                           -----------      ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy-related transactions .    10,189,849       (13,550,555)      (5,418,851       15,174,660
                                           -----------      ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........      (449,170)         (113,620)         (36,213          (95,412)
                                           -----------      ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    10,375,554         7,320,817        2,251,381       42,146,601
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...            --       174,338,480      172,087,099      129,940,498
                                           -----------      ------------     ------------     ------------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $10,375,554      $181,659,297     $174,338,480     $172,087,099
                                           ===========      ============     ============     ============

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                              EQ/PUTNAM                         ALLIANCE
                                              BALANCED                      GROWTH INVESTORS
                                                FUND                              FUND
                                           ---------------  -----------------------------------------------
                                                1997*            1997             1996             1995
                                           ---------------  -------------    --------------   -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $   43,727       $ 14,710,285     $ 11,757,729     $ 13,059,547
   Net realized gain (loss) ............       31,680         53,312,210       75,274,214        9,174,038
   Change in unrealized appreciation /
      (depreciation) on investments ....      270,232         47,905,948      (14,635,180)      82,556,566
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from operations ..................      345,639        115,928,443       72,396,763      104,790,151
                                           ----------       ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............      213,829        139,280,509      159,654,177      155,616,059
   Benefits and other policy-related
      transactions (Note 3) ............      (60,092)       (95,656,635)     (81,943,749)     (68,357,709)
   Net transfers among funds ...........    1,458,185        (35,207,298)      (7,652,116)      (3,269,896)
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy related-transactions..    1,611,922          8,416,576       70,058,312       83,988,454
                                           ----------       ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....     (289,774)            79,090          (93,120)        (120,493)
                                           ----------       ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    1,667,787        124,424,109      142,361,955      188,658,112
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........           --        698,239,621      555,877,666      367,219,554
                                           ==========       ============     ============     ============

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $1,667,787       $822,663,730     $698,239,621     $555,877,666
                                           ==========       ============     ============     ============


                                                        ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                                                                                  MERRILL
                                                                                                   LYNCH
                                                               ALLIANCE                            WORLD
                                                               BALANCED                          STRATEGY
                                                                 FUND                              FUND
                                           -----------------------------------------------    -------------
                                                1997             1996             1995             1997*
                                           -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ 11,212,220     $ 10,604,542     $ 10,038,346     $   14,446
   Net realized gain (loss) ............     27,027,612       33,240,237        8,427,606         35,369
   Change in unrealized appreciation /
      (depreciation) on investments ....     18,495,462         (714,363)      45,976,062        (37,926)
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from operations ..................     56,735,294       43,130,416       64,442,014         11,889
                                           ------------     ------------     ------------     ----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     48,722,966       60,530,048       63,451,955        334,133
   Benefits and other policy-related
      transactions (Note 3) ............    (48,611,396)     (50,274,632)     (48,742,571)       (41,646)
   Net transfers among funds ...........    (55,377,177)     (22,122,080)     (18,908,540)     1,374,499
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from policy related-transactions .    (55,265,607)     (11,866,664)      (4,199,156)     1,666,986
                                           ------------     ------------     ------------     ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....         (4,006)        (134,906)         (93,214)       (94,148)
                                           ------------     ------------     ------------     ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........      1,465,681       31,128,846       60,149,644      1,584,727
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........    429,694,055      398,565,209      338,415,565             --
                                           ============     ============     ============     ==========

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $431,159,736     $429,694,055     $398,565,209     $1,584,727
                                           ============     ============     ============     ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.  General

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contract owners.

    Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class IA shares of The Hudson River Trust (HR Trust) or Class IB shares of EQ Advisors Trust (EQ Trust) (Collectively known as the Trusts). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset values and are subject to distribution fees imposed under a distribution plan adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act. The Trusts are open-end, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life Plus,(SM), IL Protector,(SM), IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the "Policies." The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $165,714,430, $(7,511,567) and $6,569,672 for the years ended 1997, 1996 and 1995, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter on the ex-dividend date and by EQ Trust in the fourth quarter. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

2.  Significant Accounting Policies (Continued)

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series, and IL COLI deduct this charge of 0.85% from the Policy Account. Under SP-Flex, Equitable Life also charges the daily net assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000 and IL Protector policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
    (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

4.  Amounts Retained by Equitable Life in Separate Account FP (Continued)

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:


                                                                         YEARS ENDED DECEMBER 31,
                                                                -------------------------------------------
           INVESTMENT FUND                                          1997           1996           1995
           ---------------                                          ----           ----           ----
          Fixed Income Series:
               Alliance Money Market                                      --            --     $  (250,000)
               Alliance Intermediate Government Securities                --            --        (165,000)
               Alliance Quality Bond                                      --     $(125,000)     (4,800,000)
               Alliance High Yield                                        --            --        (100,000)
           Equity Series:
               T. Rowe Price Equity Income                       $ 1,300,000            --              --
               EQ/Putnam Growth & Income Value                     1,200,000            --              --
               Alliance Growth & Income                                   --       (75,000)       (685,000)
               Alliance Equity Index                                      --            --              --
               Merrill Lynch Basic Value Equity                    1,200,000            --              --
               Alliance Common Stock                                      --      (185,000)       (630,000)
               MFS Research                                        2,000,000            --              --
               Alliance Global                                            --            --        (130,000)
               Alliance International                                     --            --         200,000
               T. Rowe Price International Stock                   4,000,000            --              --
               Morgan Stanley Emerging Markets Equity              4,000,000            --              --
               Alliance Aggressive Stock                                  --      (125,000)       (350,000)
               Warburg Pincus Small Company Value                    600,000            --              --
               Alliance Small Cap Growth                           1,200,000            --              --
               MFS Emerging Growth Companies                       2,000,000            --              --
           Asset Allocation Series:
               Alliance Conservative Investors                            --       (80,000)             --
               EQ/Putnam Balanced                                  2,000,000            --              --
               Alliance Growth Investors                                  --      (175,000)             --
               Alliance Balanced                                          --       (90,000)             --
               Merrill Lynch World Strategy                        2,000,000            --              --


5.  Distribution and Servicing Agreement

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Investment Returns

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net assets for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.18%    8.24%     9.18%    7.32%
Net return................      4.79%    4.70%    5.11%    3.39%     2.35%    2.94%    5.55%    7.59%     8.53%    6.68%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%        12.26%
Net return................      6.65%    3.15%   12.65%   (4.95)%     9.88%   4.96%        11.60%

                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.49%    4.73%   16.32%   (5.67)%      (0.66)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     17.76%   22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%    4.50%    9.08%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.64%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.75%

                                                                OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,      DECEMBER 31,
                               -------------------------------------------------
ALLIANCE GROWTH & INCOME FUND   1997     1996     1995      1994      1993
-----------------------------   ----     ----     ----      ----      ----
Gross return..............     26.90%   20.09%   24.07%   (0.58)%    (0.25)%
Net return................     25.99%   19.36%   23.33%   (1.17)%    (0.41)%

                                 SEPTEMBER 30(A)
                               YEARS ENDED DECEMBER 31,  TO DECEMBER 31,
                              --------------------------------------------
ALLIANCE EQUITY INDEX FUND      1997     1996     1995         1994
--------------------------      ----     ----     ----         ----
Gross return..............     32.58%   22.39%   36.48%       1.08%
Net return................     31.77%   21.65%   35.66%       0.58%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997
RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.55%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%
Net return................     28.44%   23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.59%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................     10.88%   13.91%   18.11%    4.60%    31.33%   (1.10)%  29.77%   (6.63)%   26.17%   10.22%

                                                               APRIL 3(A) TO
                                  YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (2.98)%           9.82%         11.29%
Net return................        (3.63)%           9.15%         10.79%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............        (1.49)%
Net return................        (1.90)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.37)%


                                                                YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND    1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------    ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%
Net return................       10.14%   21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.65%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*



EQUITY SERIES (CONCLUDED):
                                MAY 1(A) TO
ALLIANCE SMALL CAP              DECEMBER 31,
                              -----------------
GROWTH FUND                         1997
-----------                         ----
Gross return..............          26.74%
Net return................          26.18%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.95%


ASSET ALLOCATION SERIES:
                                                                                                       OCTOBER 2(A) TO
ALLIANCE CONSERVATIVE                                 YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              ------------------------------------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993     1992     1991      1990        1989
--------------                  ----     ----     ----      ----     ----     ----     ----      ----        ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%         3.09%
Net return................     12.55%    4.57%   19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%         2.94%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............          14.38%
Net return................          14.02%


                                                                                                        OCTOBER 2(A) TO
                                                       YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND  1997     1996      1995     1994     1993     1992      1991     1990         1989
------------------------------  ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     16.87%   12.61%    26.37%   (3.15)%  15.26%    4.90%    48.89%   10.66%        3.98%
Net return................     16.07%   11.93%    25.62%   (3.73)%  14.58%    4.27%    48.01%   10.00%        3.82%



                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%
Net return................     14.30%   11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............           4.70%
Net return................           4.29%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000


FIXED INCOME SERIES:
                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%        1.11%
Net return................      4.47%    4.38%    4.80%    3.08%     2.04%        0.77%

ALLIANCE INTERMEDIATE
GOVERNMENT SECURITIES FUND
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%        0.90%
Net return................      6.33%    2.84%   12.31%   (5.23)%     9.55%       0.56%


                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.16%    4.41%   15.97%   (5.95)%      (0.73)%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993         1992
------------------------        ----     ----     ----      ----     ----         ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%        1.84%
Net return................     17.40%   21.77%   18.84%   (3.66)%   22.04%        1.50%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.40%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.52%

                                                                  OCTOBER 1(A)
                                    YEARS ENDED DECEMBER 31,     TO DECEMBER 31,
                                ------------------------------------------------
ALLIANCE GROWTH & INCOME FUND     1997    1996    1995     1994      1993
-----------------------------     ----    ----    ----     ----      ----
Gross return..............       26.90%  20.09%  24.07%  (0.58)%    (0.25)%
Net return................       25.61%  19.00%  22.96%  (1.47)%    (0.48)%

                                                                   MARCH 1(A) TO
                                      YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                ------------------------------------------------
ALLIANCE EQUITY INDEX FUND        1997         1996          1995      1994
--------------------------        ----         ----          ----      ----
Gross return..............        32.58%       22.39%       36.48%     1.08%
Net return................        31.38%       21.28%       35.26%     0.33%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000



EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.32%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%        5.28%
Net return................     28.06%   23.15%   31.26%   (3.02)%   23.70%        4.93%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.36%


                                                                            AUGUST 17(A) TO
ALLIANCE GLOBAL FUND                     YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%        4.87%
Net return................     10.54%   13.56%   17.75%    4.29%    30.93%        4.52%

                                                               APRIL 3(A) TO
                                 YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............          (2.98)%         9.82%         11.29%
Net return................          (3.93)%         8.82%         10.55%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............          (1.49)%
Net return................          (2.10)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.46)%

-------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000




EQUITY SERIES (CONCLUDED):
                                                                              MARCH 1(A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                 ----------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND     1997     1996     1995      1994     1993         1992
------------------------------     ----     ----     ----      ----     ----         ----
Gross return..............        10.94%   22.20%   31.63%   (3.81)%   16.77%        11.49%
Net return................         9.81%   21.09%   30.46%   (4.68)%   15.70%        11.11%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.41%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
ALLIANCE SMALL CAP                  1997
GROWTH FUND                         ----
Gross return..............          26.74%
Net return................          25.92%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.70%


ASSET ALLOCATION SERIES:
                                                                            AUGUST 17(A) TO
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993         1992
--------------                  ----     ----     ----      ----     ----         ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%        1.38%
Net return................     12.21%    4.26%   19.32%   (4.96)%     9.81%       1.04%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............         14.38%
Net return................         13.79%


ALLIANCE GROWTH INVESTORS FUND
------------------------------                                              AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     16.87%   12.61%   26.37%   (3.15)%   15.26%       6.89%
Net return................     15.72%   11.59%   25.24%   (4.02)%   14.24%       6.53%

ALLIANCE BALANCED FUND
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%       5.37%
Net return................     13.96%   10.67%   18.68%   (8.84)%   11.30%       5.02%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............         4.70%
Net return................         4.08%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


FIXED INCOME SERIES:

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                             1997          1996          1995
                                             ----          ----          ----
Alliance Money Market Fund............       5.42%         5.33%         5.69%
Alliance Intermediate Government
Securities Fund.......................       7.29%         3.78%        13.31%
Alliance Quality Bond Fund............       9.14%         5.36%        17.13%
Alliance High Yield Fund..............      18.47%        22.89%        19.95%

EQUITY SERIES:

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
T. Rowe Price Equity Income Fund......           22.13%
EQ/Putnam Growth & Income
Value Fund............................           14.48%

                                               YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Growth & Income Fund.........    26.90%        20.09%        24.38%
Alliance Equity Index Fund............    32.57%        22.38%        36.53%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch Basic Value
Equity Fund...........................            17.02%

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Common Stock Fund............     29.40%       24.28%        33.07%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
MFS Research Fund.....................            16.05%

                                                  YEARS ENDED DECEMBER 31,
                                        ----------------------------------------
                                            1997           1996            1995
                                            ----           ----            ----
Alliance Global Fund..................     11.66%         14.60%          19.38%


                                            YEARS ENDED          APRIL 30 TO
                                            DECEMBER 31,       DECEMBER 31, (A)
                                        ---------------------------------------
                                          1997        1996           1995
                                          ----        ----           ----
Alliance International Fund...........   (3.05)%      9.81%         11.29%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


EQUITY SERIES (CONCLUDED):

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
T. Rowe Price International
Stock Fund............................            (1.50)%

                                         AUGUST 20 TO DECEMBER
                                                31, (A)
                                        -------------------------
                                                  1997
Morgan Stanley Emerging Markets
Equity Fund...........................           (20.19)%

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                            1997          1996           1995
                                            ----          ----           ----
Alliance Aggressive Stock Fund........      10.94%       22.20%         33.00%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Warburg Pincus Small Company                      19.13%
Value Fund............................
Alliance Small Cap Growth Fund........            26.69%
MFS Emerging Growth
Companies Fund........................            22.44%

ASSET ALLOCATION SERIES:

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                          1997          1996           1995
                                          ----          ----           ----
Alliance Conservative Investors Fund..    13.25%        5.21%         20.59%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
EQ/Putnam Balanced Fund...............           14.48%

                                              YEARS ENDED DECEMBER 31,
                                        -------------------------------------
                                          1997         1996          1995
                                          ----         ----          ----
Alliance Growth Investors Fund........    16.87%      12.61%        26.92%
Alliance Balanced Fund................    15.06%      11.68%        20.32%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch World Strategy Fund.....            4.71%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*

FIXED INCOME SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                          ------------------------------------
                                                   1997           1996
                                                   ----           ----
ALLIANCE MONEY MARKET FUND
Gross return .........................             5.42%          5.33%
Net return ...........................             4.57%          2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES
Gross return .........................             7.29%          3.78%
Net return ...........................             6.43%          4.49%

ALLIANCE QUALITY BOND FUND
Gross return .........................             9.14%          5.36%
Net return ...........................             8.27%          7.86%

ALLIANCE HIGH YIELD FUND
Gross return .........................            18.47%         22.89%
Net return ...........................            17.52%         13.90%

EQUITY SERIES:

                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE EQUITY INCOME FUND
Gross return .........................            22.11%
Net return ...........................            21.48%

EQ/PUTNAM GROWTH & INCOME
VALUE FUND
Gross return .........................            16.23%
Net return ...........................            13.87%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER  31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE GROWTH & INCOME FUND
Gross return .........................            26.90%          20.09%
Net return ...........................            25.74%          15.63%

ALLIANCE EQUITY INDEX FUND
Gross return .........................            32.58%          22.39%
Net return ...........................            31.51%          16.25%



-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONTINUED):


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MERRILL LYNCH BASIC VALUE
EQUITY FUND
Gross return .........................            16.99%
Net return ...........................            16.40%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                  1997              1996
                                                  ----              ----
ALLIANCE COMMON STOCK FUND
Gross return .........................           29.40%            24.28%
Net return ...........................           28.18%            17.44%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MFS RESEARCH FUND
Gross return .........................            16.07%
Net return ...........................            15.43%


                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GLOBAL FUND
Gross return .........................            11.66%           14.60%
Net return ...........................            10.65%            6.78%

ALLIANCE INTERNATIONAL FUND
Gross return .........................            (2.98)%           9.82%
Net return ...........................            (3.83)%           2.11%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE INTERNATIONAL STOCK FUND
Gross return .........................
                                                  (1.49)%
Net return ...........................            (2.03)%


                                         AUGUST 20(A) TO DECEMBER
                                                   31,
                                        ---------------------------

                                                   1997
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
Gross return .........................
                                                 (20.16)%
Net return ...........................           (20.43)%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONCLUDED):

                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE AGGRESSIVE STOCK FUND
Gross return .........................            10.94%           22.20%
Net return ...........................             9.92%            6.22%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
WARBURG PINCUS SMALL COMPANY
VALUE FUND
Gross return .........................            19.15%
Net return ...........................            18.49%

ALLIANCE SMALL CAP GROWTH FUND
Gross return .........................            26.74%
Net return ...........................            26.01%

MFS EMERGING GROWTH COMPANIES FUND
Gross return .........................            22.42%
Net return ...........................            21.78%

ASSET ALLOCATION SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE CONSERVATIVE INVESTORS FUND
Gross return .........................            13.25%           5.21%
Net return ...........................            12.32%           7.94%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
EQ/PUTNAM BALANCED FUND
Gross return .........................            14.38%
Net return ...........................            13.87%


                                                 YEAR ENDED   AUGUST 5(A) TO
                                                DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GROWTH INVESTORS FUND
Gross return .........................            16.87%           12.61%
Net return ...........................            15.84%            9.38%

ALLIANCE BALANCED FUND
Gross return .........................            15.06%           11.68%
Net return ...........................            14.07%            8.67%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
MERRILL LYNCH WORLD STRATEGY FUND
Gross return .........................             4.70%
Net return ...........................             4.15%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SP-FLEX


FIXED INCOME SERIES:
                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.17%    8.24%     9.18%    7.32%
Net return................      3.54%    3.44%    3.86%    2.17%     1.13%    1.71%    4.29%    6.30%     7.24%    5.41%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%       12.10%
Net return................      5.38%    1.91%   11.31%   (6.08)%     8.57%   3.71%       10.59%

                                                                              SEPTEMBER 1(A)
                                                                                    TO
                                         YEARS ENDED DECEMBER 31,               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1997           1996            1995            1994
--------------------------          ----           ----            ----            ----
Gross return..............         9.14%           5.36%          17.02%         (2.20)%
Net return................         7.19%           3.47%          14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     16.35%   20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%

EQUITY SERIES:
                                                                 SEPTEMBER 1(A)
                                                                      TO
                                   YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              --------------------------------------------------
ALLIANCE GROWTH & INCOME FUND    1997        1996         1995       1994
-----------------------------    ----        ----         ----       ----
Gross return..............      26.90%      20.09%       24.07%    (3.40)%
Net return................      24.50%      17.93%       21.87%    (3.55)%

ALLIANCE EQUITY INDEX FUND       1997        1996         1995       1994
--------------------------       ----        ----         ----       ----
Gross return..............      32.58%      22.39%       36.48%    (2.54)%
Net return................      30.21%      20.19%       34.06%    (2.69)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%
Net return................     26.91%   22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%

ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................      9.56%   12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%     8.90%

                                        YEARS ENDED           APRIL 3(A) TO
                                       DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (3.05)%          9.82%          11.29%
Net return................        (4.78)%          7.84%           9.82%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %
Net return................      8.83%   20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONCLUDED)
SP-FLEX


ASSET ALLOCATION SERIES:

                                                                              SEPTEMBER 1(A)
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
INVESTORS FUND                      1997           1996            1995            1994
--------------                      ----           ----            ----            ----
Gross return..................     13.25%          5.21%          20.40%         (1.83)%
Net return....................     11.21%          3.32%          18.26%         (1.98)%

                                                                              SEPTEMBER 1(A)
                                         YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1997           1996            1995            1994
------------------------------      ----           ----            ----            ----
Gross return..................     16.87%         12.61%          26.37%         (3.16)%
Net return....................     14.69%         10.58%          24.12%         (3.31)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 15.06%   11.68%   19.75%   (8.02)%   12.28%    (2.83)% 41.27%    0.24 %   25.83%   13.27%
Net return.................... 12.94%    9.67%   17.62%   (9.66)%   10.31%    (4.57)% 38.75%   (1.56)%   23.59%   11.25%

-------------------------------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-32

February 10, 1998





                        Report of Independent Accountants


To the Board of Directors and Shareholders of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996 and for loan impairments in 1995.




/s/ Price Waterhouse, LLP
---------------------------
    Price Waterhouse LLP
    New York, New York
    February 10, 1998

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    19,630.9        $    18,077.0
  Mortgage loans on real estate.............................................         2,611.4              3,133.0
  Equity real estate........................................................         2,749.2              3,297.5
  Policy loans..............................................................         2,422.9              2,196.1
  Other equity investments..................................................           951.5                860.6
  Investment in and loans to affiliates.....................................           731.1                685.0
  Other invested assets.....................................................           624.7                 25.4
                                                                              -----------------    -----------------
      Total investments.....................................................        29,721.7             28,274.6
Cash and cash equivalents...................................................           300.5                538.8
Deferred policy acquisition costs...........................................         3,236.6              3,104.9
Amounts due from discontinued operations....................................           572.8                996.2
Other assets................................................................         2,685.2              2,552.2
Closed Block assets.........................................................         8,566.6              8,495.0
Separate Accounts assets....................................................        36,538.7             29,646.1
                                                                              -----------------    -----------------

Total Assets................................................................   $    81,622.1        $    73,607.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,579.5        $    21,865.6
Future policy benefits and other policyholder's liabilities.................         4,553.8              4,416.6
Short-term and long-term debt...............................................         1,991.2              1,766.9
Other liabilities...........................................................         3,257.1              2,785.1
Closed Block liabilities....................................................         9,073.7              9,091.3
Separate Accounts liabilities...............................................        36,306.3             29,598.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        76,761.6             69,523.8
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,105.8              3,105.8
Retained earnings...........................................................         1,235.9                798.7
Net unrealized investment gains.............................................           533.6                189.9
Minimum pension liability...................................................           (17.3)               (12.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,860.5              4,084.0
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    81,622.1        $    73,607.8
                                                                              =================    =================



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      950.6       $       874.0      $       788.2
Premiums......................................................          601.5               597.6              606.8
Net investment income.........................................        2,282.8             2,203.6            2,088.2
Investment (losses) gains, net................................          (45.2)               (9.8)               5.3
Commissions, fees and other income............................        1,227.2             1,081.8              897.1
Contribution from the Closed Block............................          102.5               125.0              143.2
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,119.4             4,872.2            4,528.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,266.2             1,270.2            1,248.3
Policyholders' benefits.......................................          978.6             1,317.7            1,008.6
Other operating costs and expenses............................        2,203.9             2,075.7            1,775.8
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,448.7             4,663.6            4,032.7
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................          670.7               208.6              496.1
Federal income taxes..........................................           91.5                 9.7              120.5
Minority interest in net income of consolidated subsidiaries..           54.8                81.7               62.8
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          524.4               117.2              312.8
Discontinued operations, net of Federal income taxes..........          (87.2)              (83.8)               -
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (23.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      437.2       $        10.3      $       312.8
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning and end of year.....        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          798.7               788.4              475.6
Net earnings..................................................          437.2                10.3              312.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,235.9               798.7              788.4
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year...          189.9               396.5             (220.5)
Change in unrealized investment gains (losses)................          343.7              (206.6)             617.0
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains, end of year..................          533.6               189.9              396.5
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (12.9)              (35.1)              (2.7)
Change in minimum pension liability...........................           (4.4)               22.2              (32.4)
                                                                                                      -----------------
                                                                -----------------  -----------------
Minimum pension liability, end of year........................          (17.3)              (12.9)             (35.1)
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    4,860.5       $     4,084.0      $     4,258.1
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      437.2       $        10.3      $       312.8
Adjustments  to  reconcile  net  earnings  to net  cash  provided  by  operating activities:
  Interest credited to policyholders' account balances........        1,266.2             1,270.2            1,248.3
  Universal life and investment-type product
    policy fee income.........................................         (950.6)             (874.0)            (788.2)
  Investment losses (gains)...................................           45.2                 9.8               (5.3)
  Change in Federal income tax payable........................          (74.4)             (197.1)             221.6
  Other, net..................................................          169.4               330.2               80.5
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          893.0               549.4            1,069.7
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,702.9             2,275.1            1,897.4
  Sales.......................................................       10,385.9             8,964.3            8,867.1
  Purchases...................................................      (13,205.4)          (12,559.6)         (11,675.5)
  (Increase) decrease in short-term investments...............         (555.0)              450.3              (99.3)
  Decrease in loans to discontinued operations................          420.1             1,017.0            1,226.9
  Sale of subsidiaries........................................          261.0                 -                  -
  Other, net..................................................         (612.6)             (281.0)            (413.4)
                                                                -----------------  -----------------  -----------------

Net cash used by investing activities.........................         (603.1)             (133.9)            (196.8)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities: Policyholders' account balances:
    Deposits..................................................        1,281.7             1,925.4            2,586.5
    Withdrawals...............................................       (1,886.8)           (2,385.2)          (2,657.1)
  Net increase (decrease) in short-term financings............          419.9                 (.3)             (16.4)
  Additions to long-term debt.................................           32.0                 -                599.7
  Repayments of long-term debt................................         (196.4)             (124.8)             (40.7)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (83.9)                -             (1,215.4)
  Other, net..................................................          (94.7)              (66.5)             (48.4)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (528.2)             (651.4)            (791.8)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (238.3)             (235.9)              81.1
Cash and cash equivalents, beginning of year..................          538.8               774.7              693.6
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      300.5       $       538.8      $       774.7
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      217.1       $       109.9      $        89.6
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      170.0       $       (10.0)     $       (82.7)
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and, prior to December 31, 1996, its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.7% at December 31, 1997 (54.3% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued operations (see Note
        7).

        The years "1997," "1996" and "1995" refer to the years ended December 31, 1997, 1996 and 1995, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1997 presentation.

        Closed Block

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations consist of the business of the former Guaranteed Interest Contract ("GIC") segment which includes the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the GIC lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and, during the 1997 and 1996 fourth quarter reviews, the allowance for future losses was increased. Management believes the allowance for future losses at December 31, 1997 is adequate to provide for all future losses; however, the determination of the allowance continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 7).

        Accounting Changes

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to The Equitable's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". Impaired loans within SFAS No. 114's scope are to be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of this statement did not have a material effect on the level of the allowances for possible losses or on the Company's consolidated statements of earnings and shareholder's equity.

        New Accounting Pronouncements

        In January 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits," which revises current note disclosure requirements for employers' pension and other retiree benefits. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997. The Company will adopt the provisions of SFAS No. 132 in the 1998 consolidated financial statements.

        In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual and interim financial statements issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Generally, financial information will be required to be reported on the basis used by management for evaluating segment performance and for deciding how to allocate resources to segments. This statement is effective for fiscal years beginning after December 15, 1997 and need not be applied to interim reporting in the initial year of adoption. Restatement of comparative information for earlier periods is required. Management is currently reviewing its definition of business segments in light of the requirements of SFAS No. 131.

        In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 requires an enterprise to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. This statement is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The Company will adopt the provisions of SFAS No. 130 in its 1998 consolidated financial statements.

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Implementation of SFAS No. 125 did not have nor is SFAS No. 127 expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1997, the expected investment yield, excluding policy loans, generally ranged from 7.53% grading to 7.92% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $886.7 million and $869.4 million at December 31, 1997 and 1996, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Incurred benefits related to current year..........  $       190.2       $      189.0       $      176.0
        Incurred benefits related to prior years...........            2.1               69.1               67.8
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       192.3       $      258.1       $      243.8
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        28.8       $       32.6       $       37.0
        Benefits paid related to prior years...............          146.2              153.3              137.8
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       175.0       $      185.9       $      174.8
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1997, participating policies, including those in the Closed Block, represent approximately 21.2% ($50.2 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1997, 1996 and 1995, investment results of such Separate Accounts were $3,411.1 million, $2,970.6 million and $1,963.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. See Note 21 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,230.3      $       785.0       $       74.5       $    14,940.8
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..          673.0                6.8                 .1               679.7
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================
        December 31, 1996
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $    13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3             2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3             1,559.3
            States and political subdivisions..           77.0                4.5                -                  81.5
            Foreign governments................          302.6               18.0                2.2               318.4
            Redeemable preferred stock.........          139.1                3.3                7.1               135.3
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $    18,077.0
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       362.0      $        49.3       $       17.7       $       393.6
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value having an amortized cost of $3,759.2 million and $3,915.7 million, respectively, had estimated fair values of $3,903.9 million and $4,024.6 million, respectively.

        The contractual maturity of bonds at December 31, 1997 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      149.9       $      151.3
        Due in years two through five..........................................       2,962.8            3,025.2
        Due in years six through ten...........................................       6,863.9            7,093.0
        Due after ten years....................................................       6,952.3            7,502.7
        Mortgage-backed securities.............................................       1,702.8            1,725.0
                                                                                ----------------   -----------------
        Total..................................................................  $   18,631.7       $   19,497.2
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1997, approximately 17.85% of the $18,610.6 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balances, beginning of year........................  $       137.1       $      325.3       $      284.9
        SFAS No. 121 release...............................            -               (152.4)               -
        Additions charged to income........................          334.6              125.0              136.0
        Deductions for writedowns and
          asset dispositions...............................          (87.2)            (160.8)             (95.6)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        55.8       $       50.4       $       65.5
          Equity real estate...............................          328.7               86.7              259.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        At December 31, 1997, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.6 million of fixed maturities and $.9 million of mortgage loans on real estate.

        At December 31, 1997 and 1996, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $23.4 million (0.9% of total mortgage loans on real estate) and $12.4 million (0.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $183.4 million and $388.3 million at December 31, 1997 and 1996, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $17.2 million, $35.5 million and $52.1 million in 1997, 1996 and 1995, respectively. Gross interest income on these loans included in net investment income aggregated $12.7 million, $28.2 million and $37.4 million in 1997, 1996 and 1995, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1997                 1996
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        196.7       $        340.0
        Impaired mortgage loans without provision for losses...............             3.6                122.3
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           200.3                462.3
        Provision for losses...............................................           (51.8)               (46.4)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        148.5       $        415.9
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1997, 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $246.9 million, $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $15.2 million, $38.8 million and $27.9 million ($2.3 million, $17.9 million and $13.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1997 and 1996, the carrying value of equity real estate held for sale amounted to $1,023.5 million and $345.6 million, respectively. For 1997, 1996 and 1995, respectively, real estate of $152.0 million, $58.7 million and $35.3 million was acquired in satisfaction of debt. At December 31, 1997 and 1996, the Company owned $693.3 million and $771.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $541.1 million and $587.5 million at December 31, 1997 and 1996, respectively. Depreciation expense on real estate totaled $74.9 million, $91.8 million and $121.7 million for 1997, 1996 and 1995, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (29 and 34 individual ventures as of December 31, 1997 and 1996, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $    1,700.9       $    1,883.7
        Investments in securities, generally at estimated fair value...........       1,374.8            2,430.6
        Cash and cash equivalents..............................................         105.4               98.0
        Other assets...........................................................         584.9              427.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      493.4       $    1,574.3
        Borrowed funds - the Company...........................................          31.2              137.9
        Other liabilities......................................................         284.0              415.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         808.6            2,128.0
                                                                                ----------------   -----------------

        Partners' capital......................................................       2,957.4            2,711.3
                                                                                ----------------   -----------------

        Total Liabilities and Partners' Capital................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      568.5       $      806.8
        Equity in limited partnership interests not included above.............         331.8              201.8
        Other..................................................................           4.3                9.8
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $      904.6       $    1,018.4
                                                                                ================   =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       310.5       $      348.9       $      463.5
        Revenues of other limited partnership interests....          506.3              386.1              242.3
        Interest expense - third party.....................          (91.8)            (111.0)            (135.3)
        Interest expense - the Company.....................           (7.2)             (30.0)             (41.0)
        Other expenses.....................................         (263.6)            (282.5)            (397.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       454.2       $      311.5       $      131.8
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        76.7       $       73.9       $       49.1
        Equity in net earnings of limited partnerships
          interests not included above.....................           69.5               35.8               44.8
        Other..............................................            (.9)                .9                1.0
                                                                                                   -----------------
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       145.3       $      110.6       $       94.9
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,459.4       $    1,307.4       $    1,151.1
        Mortgage loans on real estate......................          260.8              303.0              329.0
        Equity real estate.................................          390.4              442.4              560.4
        Other equity investments...........................          156.9              122.0               76.9
        Policy loans.......................................          177.0              160.3              144.4
        Other investment income............................          181.7              217.4              273.0
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,626.2            2,552.5            2,534.8
                                                            -----------------   ----------------   -----------------

          Investment expenses..............................          343.4              348.9              446.6
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,282.8       $    2,203.6       $    2,088.2
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $        88.1       $       60.5       $      119.9
        Mortgage loans on real estate......................          (11.2)             (27.3)             (40.2)
        Equity real estate.................................         (391.3)             (79.7)             (86.6)
        Other equity investments...........................           14.1               18.9               12.8
        Sale of subsidiaries...............................          252.1                -                  -
        Issuance and sales of Alliance Units...............            -                 20.6                -
        Other..............................................            3.0               (2.8)               (.6)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $       (45.2)      $       (9.8)      $        5.3
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $11.7 million, $29.9 million and $46.7 million for 1997, 1996 and 1995, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million and $23.7 million for 1997 and 1996, respectively. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally in the fourth quarter, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1997, 1996 and 1995, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $9,789.7 million, $8,353.5 million and $8,206.0 million. Gross gains of $166.0 million, $154.2 million and $211.4 million and gross losses of $108.8 million, $92.7 million and $64.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1997, 1996 and 1995 amounted to $513.4 million, $(258.0) million and $1,077.2 million, respectively.

        For 1997, 1996 and 1995, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $137.5 million, $136.7 million and $131.2 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. Equitable Life recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE will continue to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and the years ended December 31, 1996 and 1995, respectively, the businesses sold reported combined revenues of $91.6 million, $226.1 million and $245.6 million and combined net earnings of $10.7 million, $30.7 million and $27.9 million. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration to be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1997, the Company's ownership of Alliance Units was approximately 56.9%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balance, beginning of year.........................  $       189.9       $      396.5       $     (220.5)
        Changes in unrealized investment gains (losses)....          543.3             (297.6)           1,198.9
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           53.2                -                (78.1)
            DAC............................................          (89.0)              42.3             (216.8)
            Deferred Federal income taxes..................         (163.8)              48.7             (287.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       871.2       $      357.8       $      615.9
            Other equity investments.......................           33.7               31.6               31.1
            Other, principally Closed Block................           80.9               53.1               93.1
                                                            -----------------   ----------------   -----------------
              Total........................................          985.8              442.5              740.1
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (19.0)             (72.2)             (72.2)
              DAC..........................................         (141.0)             (52.0)             (94.3)
              Deferred Federal income taxes................         (292.2)            (128.4)            (177.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,059.4 and $3,820.7)...........................................  $    4,231.0         $    3,889.5
        Mortgage loans on real estate........................................       1,341.6              1,380.7
        Policy loans.........................................................       1,700.2              1,765.9
        Cash and other invested assets.......................................         282.7                336.1
        DAC..................................................................         775.2                876.5
        Other assets.........................................................         235.9                246.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,566.6         $    8,495.0
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    8,993.2         $    8,999.7
        Other liabilities....................................................          80.5                 91.6
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,073.7         $    9,091.3
                                                                              =================    =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       687.1       $      724.8       $      753.4
        Investment income (net of investment
          expenses of $27.0, $27.3 and $26.7)..............          574.9              546.6              538.9
        Investment losses, net.............................          (42.4)              (5.5)             (20.2)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,219.6            1,265.9            1,272.1
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,066.7            1,106.3            1,077.6
        Other operating costs and expenses.................           50.4               34.6               51.3
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,117.1            1,140.9            1,128.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       102.5       $      125.0       $      143.2
                                                            =================   ================   =================

        At December 31, 1997 and 1996, problem mortgage loans on real estate had an amortized cost of $8.1 million and $4.3 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $70.5 million and $114.2 million, respectively. At December 31, 1996, the restructured mortgage loans on real estate amount included $.7 million of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $       109.1      $       128.1
        Impaired mortgage loans without provision for losses...................             .6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          109.7              128.7
        Provision for losses...................................................          (17.4)             (12.9)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        92.3      $       115.8
                                                                                ================   =================

        During 1997, 1996 and 1995, the Closed Block's average recorded investment in impaired mortgage loans was $110.2 million, $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $9.4 million, $10.9 million and $5.9 million ($4.1 million, $4.7 million and $1.3 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $18.5 million and $13.8 million on mortgage loans on real estate and $16.8 million and $3.7 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million, $12.8 million and $16.8 million for 1997, 1996 and 1995, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in the fourth quarter, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)

        Assets
        Mortgage loans on real estate........................................  $      655.5         $    1,111.1
        Equity real estate...................................................         655.6                925.6
        Other equity investments.............................................         209.3                300.5
        Short-term investments...............................................         102.0                 63.2
        Other invested assets................................................          41.9                 50.9
                                                                              -----------------    -----------------
          Total investments..................................................       1,664.3              2,451.3
        Cash and cash equivalents............................................         106.8                 42.6
        Other assets.........................................................         253.9                242.9
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,048.3         $    1,335.9
        Allowance for future losses..........................................         259.2                262.0
        Amounts due to continuing operations.................................         572.8                996.2
        Other liabilities....................................................         144.7                142.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================


                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $97.3, $127.5 and $153.1)............  $       188.6       $      245.4       $      323.6
        Investment losses, net.............................         (173.7)             (18.9)             (22.9)
        Policy fees, premiums and other income.............             .2                 .2                 .7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           15.1              226.7              301.4

        Benefits and other deductions......................          169.5              250.4              326.5
        Losses charged to allowance for future losses......         (154.4)             (23.7)             (25.1)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (134.1)            (129.0)               -
        Federal income tax benefit.........................           46.9               45.2                -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (87.2)      $      (83.8)      $        -
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the allowance in 1997 and 1996, respectively.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in the fourth quarter, $92.5 million of writedown on real estate held for production of income were recognized.

        Benefits and other deductions includes $53.3 million, $114.3 million and $154.6 million of interest expense related to amounts borrowed from continuing operations in 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $28.4 million and $9.0 million on mortgage loans on real estate and $88.4 million and $20.4 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1997 and 1996, problem mortgage loans on real estate had amortized costs of $11.0 million and $7.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $109.4 million and $208.1 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        Impaired mortgage loans with provision for losses......................  $       101.8      $        83.5
        Impaired mortgage loans without provision for losses...................             .2               15.0
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          102.0               98.5
        Provision for losses...................................................          (27.3)              (8.8)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        74.7      $        89.7
                                                                                ================   =================

        During 1997, 1996 and 1995, the discontinued operations' average recorded investment in impaired mortgage loans was $89.2 million, $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $6.6 million, $10.1 million and $4.5 million ($5.3 million, $7.5 million and $.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        At December 31, 1997 and 1996, discontinued operations had carrying values of $156.2 million and $263.0 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      422.2         $      174.1
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.6
          Other..............................................................            .3                   .5
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.5
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.87% - 12.00% due through 2006....................         951.1                968.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          18.5                 24.7
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,569.0              1,592.8
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,991.2         $    1,766.9
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in June 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1997 range from 5.88% to 8.50%. There were no borrowings outstanding under this bank credit facility at December 31, 1997.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1997, $50.0 million was outstanding under this program.

        During 1996, Alliance entered into a $250.0 million five-year revolving credit facility with a group of banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for Alliance's $250.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. At December 31, 1997, Alliance had $72.0 million in commercial paper outstanding and there were no borrowings under the revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. Payments of interest on, or principal of, the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,164.0 million and $1,406.4 million at December 31, 1997 and 1996, respectively, as collateral for certain long-term debt.

        At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years are $565.8 million, $201.4 million, $8.6 million, $1.7 million and $1.8 million, respectively, and $790.6 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       186.5       $       97.9       $      (11.7)
          Deferred.........................................          (95.0)             (88.2)             132.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       234.7       $       73.0       $      173.7
        Non-taxable minority interest......................          (38.0)             (28.6)             (22.0)
        Adjustment of tax audit reserves...................          (81.7)               6.9                4.1
        Equity in unconsolidated subsidiaries..............          (45.1)             (32.3)             (19.4)
        Other..............................................           21.6               (9.3)             (15.9)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1997                  December 31, 1996
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Compensation and related benefits......  $     257.9      $        -        $      259.2      $       -
        Other..................................         30.7               -                 -                1.8
        DAC, reserves and reinsurance..........          -               222.8               -              166.0
        Investments............................          -               405.7               -              328.6
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     288.6      $      628.5      $      259.2      $     496.4
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        46.2       $     (156.2)      $       63.3
        Investments........................................         (113.8)              78.6               13.0
        Compensation and related benefits..................            3.7               22.3               30.8
        Other..............................................          (31.1)             (32.9)              25.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense................................  $       (95.0)      $      (88.2)      $      132.2
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       448.6       $      461.4       $      474.2
        Reinsurance assumed................................          198.3              177.5              171.3
        Reinsurance ceded..................................          (45.4)             (41.3)             (38.7)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       601.5       $      597.6       $      606.8
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        61.0       $       48.2       $       44.0
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        70.6       $       54.1       $       48.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        36.4       $       32.3       $       28.5
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.6 million, $2.4 million and $260.6 million for 1997, 1996 and 1995, respectively. Ceded death and disability benefits totaled $4.3 million, $21.2 million and $188.1 million for 1997, 1996 and 1995, respectively. Insurance liabilities ceded totaled $593.8 million and $652.4 million at December 31, 1997 and 1996, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Service cost.......................................  $        32.5       $       33.8       $       30.0
        Interest cost on projected benefit obligations.....          128.2              120.8              122.0
        Actual return on assets............................         (307.6)            (181.4)            (309.2)
        Net amortization and deferrals.....................          166.6               43.4              155.6
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        19.7       $       16.6       $       (1.6)
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,702.6       $    1,672.2
          Non-vested...........................................................           3.9               10.1
                                                                                ----------------   -----------------
        Accumulated Benefit Obligation.........................................  $    1,706.5       $    1,682.3
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,867.4       $    1,626.0
        Projected benefit obligations..........................................       1,801.3            1,765.5
                                                                                ----------------   -----------------
        Projected benefit obligations (in excess of) or less than plan assets..          66.1             (139.5)
        Unrecognized prior service cost........................................          (9.9)             (17.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          95.0              280.0
        Unrecognized net asset at transition...................................           3.1                4.7
        Additional minimum liability...........................................           -                (19.3)
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      154.3       $      108.0
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.07%, respectively, at December 31, 1997 and 7.5% and 4.25%, respectively, at December 31, 1996. As of January 1, 1997 and 1996, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity, an additional minimum pension liability of $17.3 million and $12.9 million, net of Federal income taxes, at December 31, 1997 and 1996, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $33.2 million, $34.7 million and $36.4 million for 1997, 1996 and 1995, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1997, 1996 and 1995, the Company made estimated postretirement benefits payments of $18.7 million, $18.9 million and $31.1 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.5       $        5.3       $        4.0
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               34.6               34.7
        Net amortization and deferrals.....................            1.9                2.4               (2.3)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        41.1       $       42.3       $       36.4
                                                            =================   ================   =================

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      388.5       $      381.8
          Fully eligible active plan participants..............................          45.7               50.7
          Other active plan participants.......................................          56.6               60.7
                                                                                ----------------   -----------------
                                                                                        490.8              493.2
        Unrecognized prior service cost........................................          40.3               50.5
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (140.6)            (150.5)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      390.5       $      393.2
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and costs to the Company of providing these medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.75% in 1997, gradually declining to 2.75% in the year 2009 and in 1996 was 9.5%, gradually declining to 3.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 7.50% at December 31, 1997 and 1996, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1997 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1997 and 1996, respectively, was $1,353.4 million and $649.9 million. The average unexpired terms at December 31, 1997 ranged from 1.5 to 3.8 years. At December 31, 1997, the cost of terminating outstanding matched swaps in a loss position was $10.9 million and the unrealized gain on outstanding matched swaps in a gain position was $38.9 million. The Company has no intention of terminating these contracts prior to maturity. During 1996 and 1995, net gains of $.2 million and $1.4 million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at

        December 31, 1997 of contracts purchased and sold were $7,250.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $48.5 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1997 and 1996.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1997                               1996
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,611.4     $     2,822.8     $     3,133.0     $    3,394.6
        Other limited partnership interests....         509.4             509.4             467.0            467.0
        Policy loans...........................       2,422.9           2,493.9           2,196.1          2,221.6
        Policyholders' account balances -
          investment contracts.................      12,611.0          12,714.0          12,908.7         12,992.2
        Long-term debt.........................       1,569.0           1,531.5           1,592.8          1,557.7

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,341.6           1,420.7           1,380.7          1,425.6
        Other equity investments...............          86.3              86.3             105.0            105.0
        Policy loans...........................       1,700.2           1,784.2           1,765.9          1,798.0
        SCNILC liability.......................          27.6              30.3              30.6             34.9

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         655.5             779.9           1,111.1          1,220.3
        Fixed maturities.......................          38.7              38.7              42.5             42.5
        Other equity investments...............         209.3             209.3             300.5            300.5
        Guaranteed interest contracts..........          37.0              34.0             290.7            300.5
        Long-term debt.........................         102.0             102.1             102.1            102.2

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $202.6 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $362.1 million at December 31, 1997, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $47.4 million of letters of credit outstanding at December 31, 1997.

14)     LITIGATION

        Equitable Life recently agreed to settle, subject to court approval, previously disclosed cases brought by persons insured under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "Policies") in New York (Golomb et al. v. The Equitable Life Assurance Society of the United States), Pennsylvania (Malvin et al. v. The Equitable Life Assurance Society of the United States), Texas (Bowler et al. v. The Equitable Life Assurance Society of the United States), Florida (Bachman v. The Equitable Life Assurance Society of the United States) and California (Fletcher v. The Equitable Life Assurance Society of the United States). Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the Policies and was misrepresented. Plaintiffs in Bowler and Fletcher also claimed that Equitable Life misrepresented to policyholders in Texas and California, respectively, that premium increases had been approved by insurance departments in those states and determined annual rate increases in a manner that discriminated against policyholders in those states in violation of the terms of the Policies, representations to policyholders and/or state law. The New York trial court dismissed the Golomb action with prejudice and plaintiffs appealed. In Bowler and Fletcher,
        Equitable Life denied the material allegations of the complaints and filed motions for summary judgment which have been fully briefed. The Malvin action was stayed indefinitely pending the outcome of proceedings in Golomb and in Fletcher the magistrate concluded that the case should be remanded to California state court and Equitable Life appealed that determination to the district judge. On December 23, 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in the dismissal with prejudice of each of the five pending actions and the resolution of all similar claims on a nationwide basis.

        The settlement agreement provides for the creation of a nationwide class consisting of all persons holding, and paying premiums on, the Policies at any time since January 1, 1988. An amended complaint will be filed in the federal district court in Tampa, Florida (where the Florida action is pending), that would assert claims of the kind previously made in the cases described above on a nationwide basis, on behalf of policyholders in the nationwide class, which consists of approximately 127,000 former and current policyholders. If the settlement is approved, Equitable Life would pay $14,166,000 in exchange for release of all claims for past damages on claims of the type described in the five pending actions and the amended complaint. Costs of administering the settlement and any attorneys' fees awarded by the court to plaintiffs' counsel would be deducted from this fund before distribution of the balance to the class. In addition to this payment, Equitable Life will provide future relief to current holders of certain forms of the Policies in the form of an agreement to be embodied in the court's judgment, restricting the premium increases Equitable Life can seek on these Policies in the future. The parties estimate the present value of these restrictions at $23,333,000, before deduction of any attorneys' fees that may be awarded by the court. The estimate is based on assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may differ. The parties to the settlement shortly will be asking the court to approve preliminarily the settlement and settlement class and to permit distribution of notice of the settlement to policyholders, establish procedures for objections, an opportunity to opt out of the settlements as it affects past damages, and a court hearing on whether the settlement should be finally approved. Equitable Life cannot predict whether the settlement will be approved or, if it is not approved, the outcome of the pending litigations. As noted, proceedings in Malvin were stayed indefinitely; proceedings in the other actions have been stayed or deferred to accommodate the settlement approval process.

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following seven paragraphs.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole, et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc. The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. In June 1996, the Court issued a decision and order dismissing with prejudice plaintiffs' causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiffs' cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. In April 1997, plaintiffs noticed an appeal from the court's June 1996 order. Subsequently, Equitable Life and EOC noticed a cross-appeal from so much of the June 1996 order that denied their motion to dismiss. Briefing on the appeals is scheduled to begin on February 23, 1998. In June 1997, plaintiffs filed their memorandum of law and affidavits in support of their motion for class certification. That memorandum states that plaintiffs seek to certify a class solely on their breach of contract claims, and not on their negligent misrepresentation claim. Plaintiffs' class certification motion has been fully briefed by the parties and is sub judice. In August 1997, Equitable Life and EOC moved for summary judgment dismissing plaintiffs' remaining claims of breach of contract and negligent misrepresentation. Defendants' summary judgment motion has been fully briefed by the parties. On January 5, 1998, plaintiffs filed a note of issue (placing the case on the trial calendar).

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action originally was brought by an individual who purchased a whole life policy from Equitable Life in
        1989. In September 1997, with leave of the court, plaintiff filed a second amended petition naming six additional policyholder plaintiffs and three new sales agent defendants. The sole named individual defendant in the original petition is also named as a defendant in the second amended petition. Plaintiffs purport to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1981 through July 22, 1992. Plaintiffs allege improper sales practices based on allegations of misrepresentations concerning one or more of the following: the number of years that premiums would need to be paid; a policy's suitability as an investment vehicle; and the extent to which a policy was a proper replacement policy. Plaintiffs seek damages, including punitive damages, in an unspecified amount. In October 1997, Equitable Life filed (i) exceptions to the second amended petition, asserting deficiencies in pleading of venue and vagueness; and (ii) a motion to strike certain allegations. On January 23, 1998, the court heard argument on Equitable Life's exceptions and motion to strike. Those motions are sub judice. Motion practice regarding discovery continues.

        On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company was commenced in New York state court, Kings County. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. EVLICO answered the complaint, denying the material allegations. In September 1996, Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the Court in Cole in
        January 1997. Plaintiff then moved for certification of a nationwide class consisting of all persons or entities who, since January 1, 1980, were sold one or more life insurance products based on misrepresentations as to the number of years that the annual premium would need to be paid, and/or who were allegedly induced to purchase additional policies from EVLICO using the cash value accumulated in existing policies. Defendants have opposed this motion. Discovery and briefing regarding plaintiff's motion for class certification are ongoing.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC in 1988. The complaint puts in issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff alleges claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. In May 1997, plaintiff served a motion for class certification. In July 1997, the parties submitted to the Court a joint scheduling report, joint scheduling order and a confidentiality stipulation and order. The Court signed the latter stipulation, and the others remain sub judice. Further briefing on plaintiff's class certification motion will await entry of a scheduling order and further class certification discovery, which has commenced and is on-going. In January 1998, the judge assigned to the case recused himself, and the case was reassigned. Defendants are to serve their answer in February 1998.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Motion practice regarding discovery continues.

        On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Plaintiff filed an amended complaint in April 1997. In July 1997, Equitable Life served a motion to dismiss the amended complaint or, in the alternative, for summary judgment. On September 12, 1997, plaintiff moved for class certification. This motion is scheduled for hearing on February 18, 1998.

        On September 11, 1997, an action entitled Pamela L. and James A. Luther, individually and as representatives of all people similarly situated v. The Equitable Life Assurance Society of the United States, The Equitable Companies Incorporated, and Casey Cammack, individually and as agent for The Equitable Life Assurance Society of the United States and The Equitable Companies Incorporated, was filed in Texas state court. The action was brought by holders of a whole life policy and the beneficiary under that policy. Plaintiffs purport to represent a nationwide class of persons having an ownership or beneficial interest in whole and universal life policies issued by Equitable Life from January 1, 1982 through December 31, 1996. Also included in the purported class are persons having an ownership interest in variable annuities purchased from Equitable Life from January 1, 1992 to the present. The complaint puts in issue the allegations that uniform sales presentations, illustrations, and materials that Equitable Life agents used misrepresented the stated number of years that premiums would need to be paid and misrepresented the extent to which the policies at issue were proper replacement policies. Plaintiffs seek compensatory damages, attorneys' fees and expenses. In October 1997, Equitable Life served a general denial of the allegations against it. The same day, the Holding Company entered a special appearance contesting the court's jurisdiction over it. In November 1997, Equitable Life filed a plea in abatement, which, under Texas law, stayed further proceedings in the case because plaintiffs had not served a demand letter. Plaintiffs served a demand letter upon Equitable Life and the Holding Company, the response to which is due 60 days thereafter. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley, Dillon, Franze, Chaviano and Luther litigations should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of The Equitable from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States, alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

        The U.S. Department of Labor ("DOL") is conducting an investigation of Equitable Life's management of the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and retains EREIM as advisor. Equitable Life agreed to indemnify the purchaser of EREIM (which Equitable Life sold in June 1997) with respect to any fines, penalties and rebates to clients in connection with this investigation. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this investigation will have a material adverse effect on the Company's results of operations in any particular period.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against Alliance North American Government
        Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which sought certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, sought an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleged that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of

        New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that (i) the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). The plaintiffs have appealed the Second Decision to the United States Court of Appeals for the Second Circuit. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the U. S. District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the board of directors of Rickel, including a DLJSC managing director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995, and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the U.S. Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. On October 10, 1997, DLJSC and others were named as defendants in a new adversary proceeding in the Bankruptcy Court brought by the NGC Settlement Trust, an entity created by the NGC plan of reorganization to deal with asbestos-related claims. The Trust's allegations are substantially similar to the claims in the State Court action. In court papers dated October 16, 1997, the State Court plaintiff indicated that he would intervene in the Trust's adversary proceeding. On January 21, 1998, the Bankruptcy Court ruled that the State Court plaintiff's claims were not barred by the NGC plan of reorganization insofar as they alleged nondisclosure of certain cost reductions announced by NGC in October 1993. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. On February 26, 1997, the parties agreed to a settlement of these actions, subject to the District Court's approval, which was granted on July 31, 1997. The settlement is also subject to approval by the U.S. Bankruptcy Court for the Eastern District of Louisiana of proposed modifications to a confirmed plan of reorganization for Harrah's Jazz Company and Harrah's Jazz Finance Corp., and the satisfaction or waiver of all conditions to the effectiveness of the plan, as provided in the plan. There can be no assurance of the Bankruptcy Court's approval of the modifications to the plan of reorganization, or that the conditions to the effectiveness of the plan will be satisfied or waived. In the opinion of DLJ's management, the settlement, if approved, will not have a material adverse effect on DLJ's results of operations or on its consolidated financial condition.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1998 and the succeeding four years are $93.5 million, $84.4 million, $70.2 million, $56.4 million, $47.0 million and $489.3 million thereafter. Minimum future sub-lease rental income on these noncancelable leases for 1998 and the succeeding four years are $7.3 million, $5.9 million, $3.8 million, $2.4 million, $.8 million and $2.9 million thereafter.

        At December 31, 1997, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $247.0 million, $238.1 million, $218.7 million, $197.9 million, $169.1 million and $813.0 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Compensation costs.................................  $       721.5       $      704.8       $      628.4
        Commissions........................................          409.6              329.5              314.3
        Short-term debt interest expense...................           31.7                8.0               11.4
        Long-term debt interest expense....................          121.2              137.3              108.1
        Amortization of policy acquisition costs...........          287.3              405.2              317.8
        Capitalization of policy acquisition costs.........         (508.0)            (391.9)            (391.0)
        Rent expense, net of sub-lease income..............          101.8              113.7              109.3
        Cursitor intangible assets writedown...............          120.9                -                  -
        Other..............................................          917.9              769.1              677.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,203.9       $    2,075.7       $    1,775.8
                                                            =================   ================   =================

        During 1997, 1996 and 1995, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million, $24.4 million and $32.0 million, respectively. The amounts paid during 1997, associated with cost reduction programs, totaled $22.8 million. At December 31, 1997, the liabilities associated with cost reduction programs amounted to $62.0 million. The 1997 cost reduction program include costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1997, 1996 and 1995, statutory net loss totaled $351.7 million, $351.1 million and $352.4 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1998.

        At December 31, 1997, the Insurance Group, in accordance with various government and state regulations, had $19.7 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net change in statutory surplus and
          capital stock....................................  $       203.6       $       56.0       $       78.1
        Change in asset valuation reserves.................          147.1              (48.4)             365.7
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          350.7                7.6              443.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (31.1)            (298.5)             (66.0)
          DAC..............................................          220.7              (13.3)              73.2
          Deferred Federal income taxes....................          103.1              108.0             (158.1)
          Valuation of investments.........................           46.8              289.8              189.1
          Valuation of investment subsidiary...............         (555.8)            (117.7)            (188.6)
          Limited risk reinsurance.........................           82.3               92.5              416.9
          Issuance of surplus notes........................            -                  -               (538.9)
          Postretirement benefits..........................           (3.1)              28.9              (26.7)
          Other, net.......................................           30.3               12.4              115.1
          GAAP adjustments of Closed Block.................            3.6               (9.8)              15.7
          GAAP adjustments of discontinued operations......          189.7              (89.6)              37.3
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $       437.2       $       10.3       $      312.8
                                                            =================   ================   =================


                                                                                 December 31,
                                                            --------------------------------------------------------
                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Statutory surplus and capital stock................  $     2,462.5       $    2,258.9       $    2,202.9
        Asset valuation reserves...........................        1,444.6            1,297.5            1,345.9
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,907.1            3,556.4            3,548.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,336.1)          (1,305.0)          (1,006.5)
          DAC..............................................        3,236.6            3,104.9            3,075.8
          Deferred Federal income taxes....................         (370.8)            (306.1)            (452.0)
          Valuation of investments.........................          783.5              286.8              417.7
          Valuation of investment subsidiary...............       (1,338.6)            (782.8)            (665.1)
          Limited risk reinsurance.........................         (254.2)            (336.5)            (429.0)
          Issuance of surplus notes........................         (539.0)            (539.0)            (538.9)
          Postretirement benefits..........................         (317.5)            (314.4)            (343.3)
          Other, net.......................................          203.7              126.3                4.4
          GAAP adjustments of Closed Block.................          814.3              783.7              830.8
          GAAP adjustments of discontinued operations......           71.5             (190.3)            (184.6)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,860.5       $    4,084.0       $    4,258.1
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        Insurance Operations offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        Investment Services provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $81.9 million, $127.5 million and $124.1 million for 1997, 1996 and 1995, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the GIC Segment of $5.1 million, $15.7 million and $14.7 million for 1997, 1996 and 1995, respectively, are eliminated in consolidation.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Revenues
        Insurance operations...............................  $     3,684.2       $    3,770.6       $    3,614.6
        Investment services................................        1,455.1            1,126.1              949.1
        Consolidation/elimination..........................          (19.9)             (24.5)             (34.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     5,119.4       $    4,872.2       $    4,528.8
                                                            =================   ================   =================

        Earnings (loss) from continuing  operations before Federal income taxes, minority interest and cumulative effect of accounting change
        Insurance operations...............................  $       250.3       $      (36.6)      $      303.1
        Investment services................................          485.7              311.9              224.0
        Consolidation/elimination..........................            -                   .2               (3.1)
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          736.0              275.5              524.0
        Corporate interest expense.........................          (65.3)             (66.9)             (27.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       670.7       $      208.6       $      496.1
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets
        Insurance operations...................................................  $    68,305.9      $    60,464.9
        Investment services....................................................       13,719.8           13,542.5
        Consolidation/elimination..............................................         (403.6)            (399.6)
                                                                                ----------------   -----------------
        Total..................................................................  $    81,622.1      $    73,607.8
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1997 and 1996, are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        1996
        Total Revenues................  $     1,176.5      $     1,199.4       $    1,198.4         $    1,297.9
                                       =================  =================   ==================   ==================

        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million and reserve strengthenings on DI business of $113.7 million, Pension Par of $47.5 million and Discontinued Operations of $83.8 million.

20)     INVESTMENT IN DLJ

        At December 31, 1997, the Company's ownership of DLJ interest was approximately 34.4%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   16,535.7       $   15,728.1
        Securities purchased under resale agreements...........................      22,628.8           20,598.7
        Broker-dealer related receivables......................................      28,159.3           16,858.8
        Other assets...........................................................       3,182.0            2,318.1
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   36,006.7       $   29,378.3
        Broker-dealer related payables.........................................      25,706.1           19,409.7
        Short-term and long-term debt..........................................       3,670.6            2,704.5
        Other liabilities......................................................       2,860.9            2,164.0
                                                                                ----------------   -----------------
        Total liabilities......................................................      68,244.3           53,656.5
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,061.5            1,647.2
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,061.5       $    1,647.2
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.5               23.9
        The Holding Company's equity ownership in DLJ..........................        (740.2)            (590.2)
        Minority interest in DLJ...............................................        (729.3)            (588.6)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      615.5       $      492.3
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    2,356.8       $    1,818.2
        Net investment income..................................................       1,652.1            1,074.2
        Dealer, trading and investment gains, net..............................         631.6              598.4
                                                                                ----------------   -----------------
        Total revenues.........................................................       4,640.5            3,490.8
        Total expenses including income taxes..................................       4,232.3            3,199.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         408.2              291.3
        Dividends on preferred stock...........................................          12.1               18.7
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      396.1       $      272.6
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      396.1       $      272.6
        Amortization of cost in excess of net assets acquired in 1985..........          (1.3)              (3.1)
        The Holding Company's equity in DLJ's earnings.........................        (156.8)            (107.8)
        Minority interest in DLJ...............................................        (109.1)             (73.4)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      128.9       $       88.3
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1997, 1996 and 1995 would have been:

                                                                        1997              1996             1995
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As Reported.............................................  $      437.2      $      10.3      $      312.8
          Pro Forma...............................................  $      426.3      $       3.3      $      311.3

        The fair value of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using the Black-Scholes option pricing model. The option pricing assumptions for 1997, 1996 and 1995 are as follows:

                                  Holding Company                      DLJ                            Alliance
                           ------------------------------ ------------------------------- ----------------------------------
                             1997      1996       1995      1997       1996       1995      1997        1996        1995
                           -------------------- --------- ---------- ---------- --------- ---------- ----------- -----------
        Dividend yield....    0.48%     0.80%      0.96%      0.86%      1.54%     1.85%      8.00%      8.00%      8.00%

        Expected volatility  20.00%    20.00%     20.00%     33.00%     25.00%    25.00%     26.00%     23.00%     23.00%

        Risk-free interest
          rate............    5.99%     5.92%      6.83%      5.96%      6.07%     5.86%      5.70%      5.80%      6.00%

        Expected life.....  5 years   5 years    5 years   5 years    5 years   5 years   7.6 years  7.43 years  7.43 years

        Weighted average
          grant-date fair
          value per option   $12.25     $6.94      $5.90    $22.45      $9.35     $7.36      $4.36      $2.69      $2.24


        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Options                       Options                       Options
                                                  Outstanding                   Outstanding                   Outstanding
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                      Shares        Exercise        Shares        Exercise        Units        Exercise
                                  (In Millions)      Price      (In Millions)      Price      (In Millions)      Price
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1995........       6.8           $20.31          -                             3.8          $15.46
          Granted................        .4           $20.27          9.2         $27.00            1.8          $20.54
          Exercised..............       (.1)          $20.00          -                             (.5)         $11.20
          Expired................       (.1)          $20.00          -                             -
          Forfeited..............       (.3)          $22.24          -                             (.3)         $16.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1995......       6.7           $20.27          9.2         $27.00            4.8          $17.72
          Granted................        .7           $24.94          2.1         $32.54             .7          $25.12
          Exercised..............       (.1)          $19.91          -                             (.4)         $13.64
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.2)        $27.00            (.1)         $19.32
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         11.1         $28.06            5.0          $19.07
          Granted................       3.2           $41.85          3.2         $61.07            1.1          $36.56
          Exercised..............      (1.6)          $20.26          (.1)        $32.03            (.6)         $16.11
          Forfeited..............       (.4)          $23.43          (.1)        $27.51            (.2)         $21.28
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         14.1         $35.56            5.3          $22.82
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1997 is as follows:

                                             Options Outstanding                           Options Exercisable
                             ----------------------------------------------------  ------------------------------------
                                                    Weighted
                                                    Average         Weighted                              Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable         Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------- ----------------- ----------------- ---------------  ------------------- ----------------

               Holding
               Company
        ----------------------
        $18.125   -$27.75            4.8               5.84           $20.94              3.0              $20.41
        $28.50    -$45.25            3.1               9.57           $41.84              -                  -
                              -----------------                                    -------------------
        $18.125   -$45.25            7.9               7.29           $29.05              3.0              $20.41
                              ================= ================= ===============  =================== ================

                 DLJ
        ----------------------
        $27.00    -$35.99           10.9               8.0            $28.05              4.9              $27.58
        $36.00    -$50.99             .8               9.3            $40.04              -                  -
        $51.00    -$76.00            2.4               9.8            $67.77              -                  -
                              -----------------                                    -------------------
        $27.00    -$76.00           14.1               8.4            $35.56              4.9              $27.58
                              ================= ================= ================  =================== =================

              Alliance
        ----------------------
        $ 6.0625   -$17.75           1.1               3.86           $13.20              1.0              $13.04
        $19.375    -$19.75            .8               7.34           $19.39               .3              $19.39
        $19.875    -$21.375          1.1               8.28           $20.13               .6              $20.19
        $22.25     -$27.50           1.3               9.81           $23.81               .4              $23.29
        $36.9375   -$37.5625         1.0               9.95           $36.95              -                  -
                              -----------------                                    -------------------
        $  6.0625  -$37.5625         5.3               7.58           $22.82              2.3              $17.43
                              ================= ================== ==============  ====================== =============

                                                                      APPENDIX A

MANAGEMENT


Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director  of  Equitable  since July 1992.  Senior  Executive  Vice  President,  Human
AXA-UAP                                 Resources and  Communications  of AXA-UAP  ("AXA-UAP"),  and various  positions  with
23, Avenue Matignon                     AXA-UAP affiliated companies. Director of the Holding Company.
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable  since  September  1993.  Director and Chairman of the Board of
AXA-UAP                                 the Holding  Company since April 1998.  Prior thereto,  Vice Chairman of the Board of
23, Avenue Matignon                     the Holding Company since February 1996.  Senior Executive Vice President,  Financial
75008 Paris, France                     Services  and Life  Insurance  Activities  of AXA-UAP  since 1996.  Also  Director or
                                        Officer of various  subsidiaries  and affiliates of the AXA-UAP Group (formerly known as the AXA Group).  Director of other  Equitable  affiliates.  Previously  held other officerships with the AXA Group.
-------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director  of  Equitable  since  May  1982.   Chairman  and  Chief  Executive  of  The
The McGraw-Hill Companies               McGraw-Hill Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
-------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director  of  Equitable  since  February  1998.  Senior  Vice  President  of AXA-UAP.
AXA-UAP                                 Director  since  February 1996,  Alliance.  Director  since February 1997,  Donaldson
23, Avenue Matignon                     Lufkin & Jenrette ("DLJ").
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                        Director  of  Equitable  since July 1986.  Chairman  and Chief  Executive  Officer of
Sprint Corporation                      Sprint Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
-------------------------------------------------------------------------------------------------------------------------------
Jean-Rene  Fourtou                      Director of  Equitable  since July 1992.  Chairman and Chief Executive  Officer  of
Rhone-Poulenc  S.A.                     Rhone-Poulenc  S.A.  Member  of the Supervisory Board of AXA-UAP since January 1997.
25, Quai Paul Doumer                    Director of the Holding Company.
92408 Courbevoie Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable since March 1989. President of Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
-------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of  Equitable  since July 1991.  Partner,  LeBoeuf,  Lamb,  Greene & MacRae.
LeBouef, Lamb, Greene & MacRae          Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
-------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable  since August 1987.  Currently a Director and retired  Chairman
Harris Corporation                      and Chief Executive  Officer of Harris  Corporation  (retired July 1995);  previously
1025 NASA Boulevard                     held other officerships with Harris Corporation. Director of the Holding Company.
Melbourne, FL  32919
-------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                  Director of Equitable since July 1992.  Managing Director of SBC Warburg Dillon Read,
SBC Warburg Dillon Read, Inc.           Inc. and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10028
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)

-------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson                Director of Equitable since December 1996.  President of Bestfoods  Grocery (formerly
Bestfoods Grocery                       CPC Specialty Markets Group) of BESTFOODS  (formerly CPC  International,  Inc.) since
BESTFOODS                               1993.  Prior  thereto,  President of CPC Specialty  Products and Best Foods  Exports.
International Plaza                     Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
-------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of  Equitable  since July 1992.  President  of Jarmain  Group Inc.;  also an
Jarmain Group Inc.                      Officer or Director of several  affiliated  companies.  Chairman  and Director of FCA
121 King Street West                    International  Ltd.  Director of various AXA affiliated  companies.  Previously  held
Suite 2525                              other officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9
Canada
-------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.                 Director of Equitable  since  January  1986.  Retired  Chairman  and Chief  Executive
184-400 Ocean Road                      Officer of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
-------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable since February 1996.  Chairman and Chief  Executive  Officer of
Schneider S.A.                          Schneider  S.A.  and  Chairman or Director of numerous  subsidiaries  and  affiliated
64/70, Avenue Jean-Baptiste Clement     companies of Schneider. Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director of Equitable since May 1987.  Retired  Chairman and Chief Executive  Officer
P.O. Box 397                            of  American   Cyanamid   Company   (retired  April  1993);   previously  held  other
Newton, NJ  07860                       officerships with American Cyanamid. Director of the Holding Company.
-------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of  Equitable  since March 1991.  Chairman  and Chief  Executive  Officer of
Alliance Capital Management             Alliance and Chairman or Director of numerous  subsidiaries and affiliated  companies
Corporation                             of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

-------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable  since  January  1998.  President  since January 1998 and Chief
                                        Operating  Officer since  February 1998,  Equitable.  Vice Chairman since April 1998,
                                        Senior Executive Vice President  (January 1998 to April 1998), and Director and Chief
                                        Operating  Officer  (both since January  1998),  the Holding  Company.  Vice Chairman
                                        (from 1996 to 1997), Chase Manhattan  Corporation.  Vice Chairman (from 1995 to 1996)
                                        and Senior  Executive Vice President  (from 1991 to 1995),  Chemical Bank.  Executive
                                        Vice  President,  Chief  Operating  Officer and Director since March 1998,  Equitable
                                        Investment  Corporation ("EIC"), ACMC, Inc. ("ACMC") and Equitable Capital Management
                                        Corporation ("ECMC").
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable  since August 1997.  Chairman of the Board since  January 1998,
                                        Chief Executive  Officer since August 1997,  President (August 1997 to January 1998),
                                        Equitable.  Director,  President and Chief Executive Officer,  all since August 1997, the Holding Company.  Senior Vice Chairman,  Chase Manhattan  Corporation (March 1996
                                        to April 1997).  President  (January 1994 to March 1996) and Vice Chairman  (December
                                        1991 to January 1994),  Chemical Bank.  Director,  Alliance (since August 1997),  DLJ
                                        (since  November  1997),  ECMC  (since  March  1998)  and ACMC  (since  March  1998).
                                        Director, Chairman, President and Chief Executive Officer since March 1998, EIC.
-------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director of Equitable  since February 1998. Vice Chairman of the Board since February
                                        1998 and  Chief  Financial  Officer  since  April  1996,  Equitable.  Executive  Vice
                                        President  since May 1996 and Chief  Financial  Officer  since May 1997,  the Holding
                                        Company.  Vice President since March 1997, EQAT. Director since July 1997,  Alliance.
                                        Director,  Executive  Vice President and Chief Financial Officer since June 1997, EIC.
                                        Director,  Chairman,  President and Chief  Executive  Officer since July 1997,  ACMC.
                                        Prior  thereto,  Chairman,  Insurance  Consulting and Actuarial  Practice,  Coopers &
                                        Lybrand, L.L.P.
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive  Vice  President  and Chief  Information  Officer  (since  February  1998),
                                        Equitable. Previously held other officerships with Equitable.

-------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice  President and Deputy Chief  Financial  Officer,  Equitable.  Senior Vice
                                        President,  the Holding  Company.  Vice President and Chief  Financial  Officer since
                                        March 1997,  EQAT.  Chairman,  Frontier  Trust Company  ("Frontier").  Executive Vice
                                        President since November 1996 and Director, EQ Financial  Consultants,  Inc. ("EQF").
                                        Director  until May 1997,  Equitable  Distributors,  Inc.  ("EDI") and  Director  and
                                        Officer of various Equitable affiliates. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer,  Equitable and the Holding  Company.  Treasurer,
                                        EquiSource and Frontier.  Vice President and Treasurer,  Equitable Casualty Insurance
                                        Company  ("Casualty")  and  EQAT  (since March  1997).   Previously   held  other
                                        officerships   with  Equitable  and  its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice  President and Actuary,  Equitable,  since  September  1996.  Partner and
                                        Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January 1989 to August 1996).
-------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller,  Equitable and the Holding Company.  Previously
                                        held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice  President  and Auditor,  Equitable.  Vice  President  and  Auditor,  the
                                        Holding Company, since September 1994. Vice  President/Auditor,  National Westminster
                                        Bank (November 1984 to June 1993).
-------------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                             Senior Vice President  since April 1997,  Equitable.  Prior thereto,  Vice President,
                                        Aetna.
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive  Vice  President and General  Counsel,  Equitable and the Holding  Company.
                                        Previously held other officerships with Equitable and its affiliates.

-------------------------------------------------------------------------------------------------------------------------------
Jerome S. Golden                        Executive Vice President since November 1997,  Equitable.  Prior thereto,  President,
                                        Income  Management Group (May 1994 to November 1997),  Equitable.  Chairman and Chief
                                        Executive  Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                        1994), JG Resources.
-------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice  President  and Chief  Compliance  Officer,  Equitable.  Previously  held  other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior Vice  President,  and Chief Marketing  Officer since January 1997,  Equitable.
                                        Prior thereto,  Senior Vice  President.  Chairman and Chief Executive  Officer,  EQF.
                                        Vice  President,  EQAT  (since  March  1997) and HRT (until  March  1998).  Director,
                                        Equitable  Underwriting  and  Sales  Agency  (Bahamas),  Ltd.  (since  May  1996) and
                                        Colorado     (since    January    1995). Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                          Senior  Vice  President  and  Corporate  Actuary  since June 1997,  Equitable.  Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive  Vice President and Chief  Investment  Officer,  Equitable.  Executive Vice
                                        President  since May 1995 and Chief  Investment  Officer since July 1995, the Holding
                                        Company.  Trustee,  HRT, and Chairman,  President and Trustee since March 1997, EQAT.
                                        Director,  Alliance,  since July 1995. Executive Vice President,  EQF, since November
                                        1996.  Prior to May 1995,  Vice  President/Manager,  Insurance  Companies  Investment
                                        Strategies Group, Salomon Brothers, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President,  Equitable.  Director,  Chairman and Chief Operating  Officer,
                                        Casualty,    since    September    1997. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding
                                        Company,   both  since  September  1995. Previously held other  officerships with
                                        Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice  President  since  February  1995 and Deputy  General  Counsel since June
                                        1996,    Equitable.    Director,    EQF. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President since August 1994, Chief  Distribution  Officer since
                                        December 1997 and Chief Agency  Officer  (August 1994 to December  1997),  Equitable.
                                        Prior thereto,  Agency Manager.  Executive Vice President since May 1996, the Holding
                                        Company. Vice President since March 1998, HRT.
-------------------------------------------------------------------------------------------------------------------------------


                                      A-4

                                                                      Appendix B

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.


The chart on page B-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1997 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.


The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to the EQAT portfolios and managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.

                         AVERAGE ANNUAL RATES OF RETURN


-------------------------------------------------------------------------------------------------------------------------------
FOR THE
FOLLOWING                                      LONG-TERM        LONG-TERM     INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON        GOVERNMENT        CORPORATE       TERM GOV'T       TREASURY          PRICE
12/31/97:                       STOCKS           BONDS            BONDS           BONDS            BILLS           INDEX
-------------------------------------------------------------------------------------------------------------------------------
 1 year.................         33.36%          15.85%           12.95%            8.38%           5.26%            1.92%
 3 years................         31.15           14.76            13.36             8.93            5.35             2.59
 5 years................         20.24           10.51             9.22             6.40            4.57             2.64
10 years................         18.05           11.32            10.85             8.33            5.44             3.43
20 years................         16.65           10.39            10.29             9.51            7.29             4.90
30 years................         12.12            8.63             8.86             8.52            6.77             5.34
40 years................         12.30            6.71             7.09             7.10            5.85             4.44
50 years................         13.12            5.70             6.07             6.04            4.99             3.94
60 years................         12.53            5.31             5.54             5.44            4.18             4.11
Since 1926..............         10.99            5.19             5.71             5.25            3.77             3.17
Inflation Adjusted                7.58            1.96             2.46             2.02            0.58
Since 1926..............

-------------------
Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969 - 1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1997; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.
--------------------------------------------------------------------------------

                                 INCENTIVE LIFE
                                     PLUS(SM)




                          Prospectus Dated May 1, 1998


--------------------------------------------------------------------------------

Incentive Life Plus is a flexible premium variable life insurance policy issued by The Equitable Life Assurance Society of the United States (Equitable).

The policy offers flexible premium payments, a choice of two death benefit options, increases and decreases to the policy's Face Amount of insurance and a choice of funding options, including a guaranteed interest option and the following twenty-four investment portfolios:

                              INVESTMENT PORTFOLIOS


-----------------------------------------------------------------------------------------------------------------------

    FIXED INCOME SERIES:                            EQUITY SERIES:                         ASSET ALLOCATION SERIES:
-----------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income         Domestic Equity              International Equity          o  Alliance Conservative
---------------------         ---------------              --------------------
                                                                                            Investors
   o Alliance Money Market       o T. Rowe Price Equity       o Alliance Global
                                   Income                                                o  EQ/Putnam Balanced
   o Alliance Intermediate                                    o Alliance International
     Government Securities       o EQ/Putnam Growth &                                    o  Alliance Balanced
                                   Income Value               o T. Rowe Price
   o Alliance Quality Bond                                      International Stock      o  Alliance Growth Investors
                                 o Alliance Growth & Income
                                                              o Morgan Stanley Emerging  o  Merrill Lynch World
Aggressive Fixed Income          o Alliance Equity Index        Markets Equity              Strategy
-----------------------

   o Alliance High Yield         o Merrill Lynch Basic
                                   Value Equity            Aggressive Equity
                                                           -----------------

                                 o Alliance Common Stock      o Alliance Aggressive
                                                                Stock
                                 o MFS Research
                                                              o Warburg Pincus Small
                                                                Company Value

                                                              o Alliance Small Cap
                                                                Growth

                                                              o MFS Emerging Growth
                                                                Companies

--------------------------------------------------------------------------------

We do not guarantee the investment performance of these investment portfolios, which involve varying degrees of risk.

Although premiums are flexible, additional premiums may be required to keep the policy in effect. The policy may terminate if its value (net of any policy loan and surrender charge) is too small to pay the policy's monthly charges. The policy can be guaranteed to stay in force regardless of investment performance through the death benefit guarantee provision (if available in your state).

You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. A surrender charge will apply if you surrender the policy during the first fifteen policy years or within fifteen years after certain Face Amount increases. This charge may also apply if you reduce the Face Amount or if the policy terminates.

Your Equitable agent can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with an Incentive Life Plus or other policy may not be to your advantage.

You may examine the policy for a limited period and cancel it for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN INCENTIVE LIFE PLUS. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO CURRENT PROSPECTUSES FOR BOTH THE HUDSON RIVER TRUST AND THE EQ ADVISORS TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Copyright 1998 The Equitable Life Assurance Society of the United States.
                              All rights reserved.


EVM-124   Cat. No.127650

                                TABLE OF CONTENTS


                                                         PAGE
SUMMARY OF INCENTIVE LIFE PLUS FEATURES.....................1

PART 1 -- DETAILED INFORMATION ABOUT EQUITABLE AND
          INCENTIVE LIFE PLUS INVESTMENT CHOICES............8
          THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS.......8
             Equitable......................................8
          THE SEPARATE ACCOUNT AND THE TRUSTS...............8
             The Separate Account...........................8
             The Trusts.....................................8
             HRT's Manager And Investment Adviser...........9
             EQAT's Manager.................................9
             EQAT's Investment Advisers....................10
             Investment Policies And Objectives Of The
             Trusts' Portfolios............................11
          THE GUARANTEED INTEREST ACCOUNT..................13
             Adding Interest In The Guaranteed Interest
             Account.......................................13
             Transfers Out Of The Guaranteed Interest
             Account.......................................13

PART 2 -- DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS...13
          FLEXIBLE PREMIUMS................................13
             Planned Periodic Premiums And Specified
             Premiums......................................14
             Premium And Monthly Charge Allocations........14
          DEATH BENEFITS...................................14
             Guaranteeing The Death Benefit................15
          CHANGES IN INSURANCE PROTECTION..................16
             Changing The Face Amount......................16
             Changing The Death Benefit Option.............16
             Substitution Of Insured Person................17
             When Policy Changes Go Into Effect............17
          MATURITY BENEFIT.................................17
          LIVING BENEFIT OPTION............................17
          ADDITIONAL BENEFITS MAY BE AVAILABLE.............17
          YOUR POLICY ACCOUNT VALUE........................18
             Amounts In The Separate Account...............18
             How We Determine The Unit Value...............18
             Transfers Of Policy Account Value.............18
             Automatic Transfer Service....................19
             Telephone Transfers...........................19
             Charge For Transfers..........................19
          BORROWING FROM YOUR POLICY ACCOUNT...............19
             How To Request A Loan.........................20
             Policy Loan Interest..........................20
             When Interest Is Due..........................20
             Repaying The Loan.............................20
             The Effects Of A Policy Loan..................20
          PARTIAL WITHDRAWALS AND SURRENDER................21
             Partial Withdrawals...........................21
             Surrender For Net Cash Surrender Value........21
          DEDUCTIONS AND CHARGES...........................21
             Deductions From Premiums......................21
             Deductions From Your Policy Account...........22
             Charge Against The Separate Account...........23
             Charges Of The Trusts.........................23
             Surrender Charges.............................23
             Purpose Of Policy Charges.....................25
          ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS.25
             Your Policy Can Terminate.....................25
             You May Restore A Policy After It Terminates..25 Policy Periods, Anniversaries, Dates And Ages.25
          TAX EFFECTS......................................26
             Policy Proceeds...............................26
             Policy Terminations...........................28
             Living Benefits...............................28
             Diversification...............................28
             Policy Changes................................28
             Tax Changes...................................28
             Estate And Generation Skipping Taxes..........28
             Pension And Profit-Sharing Plans..............29
             Trade Or Business Entity Owns Or
                Is Directly Or Indirectly A Beneficiary
                Of The Policy .............................29
             Other Employee Benefit Programs...............29
             Our Taxes.....................................29
             When We Withhold Income Taxes.................29

PART 3 -- ADDITIONAL INFORMATION...........................30
          YOUR VOTING PRIVILEGES...........................30
             Trust Voting Privileges.......................30
             How We Determine Your Voting Shares...........30
             Separate Account Voting Rights................30
          OUR RIGHT TO CHANGE HOW WE OPERATE...............30
          OUR REPORTS TO POLICYOWNERS......................31
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY......31
          YOUR PAYMENT OPTIONS.............................31
          YOUR BENEFICIARY.................................31
          ASSIGNING YOUR POLICY............................32
          WHEN WE PAY POLICY PROCEEDS......................32
          DIVIDENDS........................................32
          REGULATION.......................................32
          SPECIAL CIRCUMSTANCES............................32
          DISTRIBUTION.....................................32
          LEGAL PROCEEDINGS................................33
          ACCOUNTING AND ACTUARIAL EXPERTS.................33
          ADDITIONAL INFORMATION...........................33
          YEAR 2000 PROGRESS...............................33
          MANAGEMENT.......................................34

PART 4 -- ILLUSTRATIONS OF POLICY BENEFITS.................38
          INDIVIDUAL ILLUSTRATIONS.........................38

SEPARATE ACCOUNT FP FINANCIAL STATEMENTS................FSA-1

EQUITABLE FINANCIAL STATEMENTS............................F-1

APPENDIX A -- COMMUNICATING PERFORMANCE DATA..............A-1
              LONG-TERM MARKET TRENDS.....................A-1
              AVERAGE ANNUAL RATES OF RETURN..............A-2


--------------------------------------------------------------------------------

In this prospectus "we," "our" and "us" mean Equitable, a New York stock life insurance company. "You" and "your" mean the owner of the policy. We refer to the person who is covered by the policy as the "insured person" because the insured person and the policyowner may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE.


--------------------------------------------------------------------------------

                        WHAT IS VARIABLE LIFE INSURANCE?

Variable life insurance is one kind of permanent cash value life insurance. Like other kinds of permanent cash value life insurance, such as whole life and universal life insurance, variable life insurance generally provides two benefits: an income tax-free death benefit and a cash value with potential earnings growth which is tax deferred.

What sets variable life insurance apart from universal life and whole life is that variable life insurance allows the policyowner to direct premiums to different variable investment fund options. This enables a policyowner to harness the growth potential of, for example, the equity markets, but the policyowner also bears the risk of investment losses. In contrast, whole life insurance provides a minimum guaranteed cash value and universal life applies a minimum guaranteed interest rate to premiums. Some variable life insurance policies offer some of the other features of universal or whole life such as premium flexibility (universal life), face amount increases (universal life) or death benefit guarantees (whole life).

Equitable offers an array of permanent cash value insurance products and your Equitable agent can help you determine which product best suits your insurance needs.

                     SUMMARY OF INCENTIVE LIFE PLUS FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

PUTTING MONEY INTO THE POLICY

FLEXIBLE PREMIUMS


o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the minimum initial premium, there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect). See FLEXIBLE PREMIUMS in
   Part 2 of this prospectus.

POLICY ACCOUNT

o Net premiums are put in your Policy Account and can be allocated to a Guaranteed Interest Account and to one or more funds of Equitable's Separate Account FP (each a Fund, and together, the Funds or the Separate Account). The Funds invest in corresponding portfolios of The Hudson River Trust (HRT) or the EQ Advisors Trust (EQAT), each of which is a mutual fund. See THE SEPARATE ACCOUNT and THE TRUSTS, both in Part 1 of this prospectus.

o Transfers can be made among the various funding options, BUT TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE DURING A LIMITED TIME AND IN LIMITED AMOUNTS. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus for a description of these limitations. Transfers into the Guaranteed Interest Account and among the Funds may generally be made at any time and are subject to certain minimum transfer amounts. See TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus.

o There is no minimum guaranteed cash value for amounts allocated to the Funds. The value of amounts allocated to the Guaranteed Interest Account will depend on the interest rates declared and guaranteed each year by Equitable (4% minimum, before deductions). See THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus.

TAKING MONEY OUT OF THE POLICY

o Loans may be taken against 90% of a policy's Cash Surrender Value (Policy Account value less any applicable surrender charge) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.

o Partial Withdrawals of Net Cash Surrender Value (Cash Surrender Value less any loan and accrued loan interest) may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS in
   Part 2 of this prospectus.

o The policy may be surrendered for its Net Cash Surrender Value, less any lien securing a Living Benefit payment, at which time insurance coverage will end. See SURRENDER FOR NET CASH SURRENDER VALUE in Part 2 of this prospectus.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit equal to the Face Amount plus the Policy Account value.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements. See DEATH BENEFITS in Part 2 of this prospectus.

o After the first policy year, you can increase the Face Amount. After the second policy year, you can decrease the Face Amount or change your death benefit option. Conditions apply to Face Amount and death benefit option changes. The minimum Face Amount is generally $50,000. See CHANGES IN INSURANCE PROTECTION in Part 2 of this prospectus.

o After the second policy year, you may be able to substitute the insured person. See SUBSTITUTION OF INSURED PERSON in Part 2 of this prospectus.

DEATH BENEFIT GUARANTEE

o The death benefit guarantee provision guarantees that, under certain conditions, the policy will remain in force even if the Net Cash Surrender Value is insufficient to pay the monthly policy charges. The death benefit guarantee provision is not available in New York and New Jersey. In those states a 3-Year no lapse guarantee provision will apply. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus for a description of these provisions and the conditions that apply.

MATURITY BENEFIT

o A maturity benefit equal to the amount in your Policy Account, less any policy loan, any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the insured person's 100th birthday (Final Policy Date), if the insured person is still living on that date. See MATURITY BENEFIT in Part 2 of this prospectus.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost. See LIVING BENEFIT OPTION in Part 2 of this prospectus.

ADDITIONAL BENEFITS

o Disability waiver; accidental death; term insurance, including term insurance on an additional insured person, children's term insurance, and first-to-die term insurance; option to purchase additional insurance; and designated insured option riders are available. You may be able to reduce your costs by purchasing a term insurance rider on the insured person. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus.

DEDUCTIONS AND CHARGES

FROM PREMIUMS (See DEDUCTIONS FROM PREMIUMS in Part 2 of this prospectus.)

o Charge for taxes imposed by states and other jurisdictions. Such charges currently range from .70% to 5% (Virgin Islands).

o Premium Sales Charge ranging from 3% to 6% of premiums paid, depending upon the Face Amount. Equitable currently intends to stop deducting this charge once premiums paid equal a specified amount.

FROM THE POLICY ACCOUNT (See DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.)


o Administrative charge during the first or first and second policy years ranging from $20 per month to $55 per month depending upon the initial Face Amount and the insured person's age. During subsequent years, the monthly administrative charge ranges from $6 to $8. We may increase this charge, but we guarantee that it will never exceed $10 per month.

o Current monthly cost of insurance rates for preferred risk insureds range from $0.05 per thousand of net amount at risk at the younger ages to $50.00 per thousand of net amount at risk at the oldest age (99). The net amount at risk is the difference between the Policy Account value and the current death benefit. Guaranteed cost of insurance rates for preferred risk insureds range from $0.06 (younger ages) to $83.33 (age 99).

o  Monthly charge for any additional insurance benefits.

o  Certain policy transactions will result in the following charges:

o Transfers -- Currently, we charge $25 per transfer after the twelfth transfer in a policy year. We reserve the right to charge $25 per transfer.

o Partial Withdrawals -- An expense charge of $25 or 2% of the amount requested, whichever is less, is made for each partial withdrawal.

o Face Amount Increases -- An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account.

o Substitution of Insured Person -- A $100 expense charge will be deducted for each substitution of insured person.

o Monthly death benefit guarantee charge equal to $.01 per $1,000 of Face Amount including the face amount of any yearly renewable term rider on the insured person. This charge will not apply under certain circumstances.

FROM THE SEPARATE ACCOUNT (See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus.)

o Current charge for certain mortality and expense risks equal to .60% per annum (guaranteed not to exceed .90% per annum) of average net assets in the Separate Account. This charge will be deducted differently for policies issued in New York.

SURRENDER CHARGES (See SURRENDER CHARGES in Part 2 of this prospectus.)


o An Administrative Surrender Charge will apply during the first eight policy years if you surrender the policy, reduce its Face Amount, or it terminates. The Administrative Surrender Charge varies by issue age of the insured person and the Face Amount, and will never be more than $3,000.

o A Premium Surrender Charge applies if the policy terminates, is surrendered for its Net Cash Surrender Value or if the Face Amount is reduced during the first fifteen policy years. The maximum charge is equal to 66% of one "target premium." After the first nine policy years, the maximum charge declines on a monthly basis until it reaches zero at the end of the fifteenth policy year.

o If you increase the policy's Face Amount, additional Surrender Charges will generally apply to the amount of the increase for fifteen years beginning on the effective date of increase.

FROM THE TRUSTS

o The Separate Account Funds purchase Class IA shares of corresponding portfolios of the HRT or Class IB shares of corresponding portfolios of the EQAT at net asset value. That price reflects investment management fees, any Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.


The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below, reflecting the HRT's estimated expenses, is based on information for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other expenses are also likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------

                                                                             1997 RESTATED FEES AND EXPENSES
                                                           --------------------------------------------------------------------
                                                                                                            TOTAL ANNUAL
HRT PORTFOLIO                                                  MANAGEMENT FEE        OTHER EXPENSES           EXPENSES
-------------------------------------------------------------------------------------------------------------------------------

Alliance Money Market.....................................         0.35%                 0.04%                  0.39%
Alliance Intermediate Government Securities...............         0.50%                 0.06%                  0.56%
Alliance Quality Bond.....................................         0.53%                 0.05%                  0.58%
Alliance High Yield.......................................         0.60%                 0.04%                  0.64%
Alliance Growth & Income..................................         0.55%                 0.04%                  0.59%
Alliance Equity Index.....................................         0.32%                 0.04%                  0.36%
Alliance Common Stock.....................................         0.37%                 0.03%                  0.40%
Alliance Global...........................................         0.65%                 0.08%                  0.73%
Alliance International....................................         0.90%                 0.18%                  1.08%
Alliance Aggressive Stock.................................         0.54%                 0.03%                  0.57%
Alliance Small Cap Growth*................................         0.90%                 0.05%                  0.95%
Alliance Conservative Investors...........................         0.48%                 0.07%                  0.55%
Alliance Balanced.........................................         0.42%                 0.05%                  0.47%
Alliance Growth Investors.................................         0.52%                 0.05%                  0.57%

-------------------
* Estimated expenses. The portfolio commenced operations on May 1, 1997.
--------------------------------------------------------------------------------

   EQ Advisors Trust. The EQ Advisors Trust commenced operations on May 1, 1997. The table below shows the annual rates payable for management fees, Rule 12b-1 distribution fees, and other estimated expenses to be deducted from EQAT assets in 1998. Other expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, Rule 12b-1 distribution fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:


--------------------------------------------------------------------------------


                                                                             ESTIMATED 1998 FEES AND EXPENSES
                                                           --------------------------------------------------------------------
                                                                                                                  TOTAL ANNUAL
EQAT PORTFOLIO                                              MANAGEMENT FEE     12B-1 FEES     OTHER EXPENSES*       EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income...............................        0.55%            0.25%            0.05%            0.85%
EQ/Putnam Growth & Income Value...........................        0.55%            0.25%            0.05%            0.85%
Merrill Lynch Basic Value Equity..........................        0.55%            0.25%            0.05%            0.85%
MFS Research..............................................        0.55%            0.25%            0.05%            0.85%
T. Rowe Price International Stock.........................        0.75%            0.25%            0.20%            1.20%
Morgan Stanley Emerging Markets Equity**..................        1.15%            0.25%            0.35%            1.75%
Warburg Pincus Small Company Value........................        0.65%            0.25%            0.10%            1.00%
MFS Emerging Growth Companies.............................        0.55%            0.25%            0.05%            0.85%
EQ/Putnam Balanced........................................        0.55%            0.25%            0.10%            0.90%
Merrill Lynch World Strategy..............................        0.70%            0.25%            0.25%            1.20%

-------------------
 *After fee waivers  or assumptions  by  EQAT's Manager  pursuant to  an expense limitation agreement. See the attached EQAT prospectus.
**Commenced operations on August 20, 1997.
--------------------------------------------------------------------------------


VARIATIONS

o Equitable is subject to the insurance laws and regulations in every jurisdiction in which Incentive Life Plus is sold. As a result, various time periods and other terms and conditions described in this prospectus may vary from state to state. These variations will be reflected in the policy.

o The terms of Incentive Life Plus may also vary where special circumstances result in a reduction in our costs.

o A modified version of Incentive Life Plus may be offered where certain conditions are met.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have a right to examine the policy. You may cancel the policy, within the time limit described below, by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than 10 days after you receive the policy.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of one of our life insurance policies, we may reinstate the prior policy.

o  There may be income tax and withholding implications if you cancel.

POLICY TERMINATION


o The policy will go into default if the Net Cash Surrender Value is insufficient to cover monthly charges and the death benefit guarantee or the 3-Year no lapse guarantee provisions are not in effect. If this occurs, you will be notified and given the opportunity to maintain the policy in force by making additional payments. You may be able to restore a terminated policy within a limited time period, but this will require additional evidence of insurability. See YOUR POLICY CAN TERMINATE and YOU MAY RESTORE A POLICY AFTER IT TERMINATES in Part 2 of this prospectus.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax as long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity, policy termination, or a substitution of insured may result in recognition of income for tax purposes. See TAX EFFECTS in Part 2 of this prospectus.

                    RATES OF RETURN AND YIELDS OF THE TRUSTS

The rates of return shown in the table below are based on the actual investment performance of The Hudson River Trust and EQ Advisors Trust portfolios, after deduction for investment management fees and direct operating expenses of the Trusts (including Rule 12b-1 distribution fees, where applicable), for periods ending December 31, 1997. The historical performance of the Alliance Common Stock and Alliance Money Market Portfolios for periods prior to March 22, 1985, when these funds were managed separate accounts and subject to a different fee structure, has been restated to reflect the investment management fees and estimated direct operating expenses that commenced on that date. The Alliance Common Stock Portfolio and its predecessors have been in existence since 1976.

The yields shown below are derived from the actual rate of return of the portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Alliance Money Market Portfolio and 30-day yield for the Alliance Intermediate Government Securities, Alliance Quality Bond and Alliance High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance would affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.


THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUSTS ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER AN INCENTIVE LIFE PLUS
POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS BELOW.

-------------------------------------------------------------------------------------------------------------------------------
              RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1997
              -----------------------------------------------------------------------------------------------------------------
                                                SEC                                                                   SINCE
PORTFOLIO                                      YIELDS      1 YEAR     3 YEARS     5 YEARS    10 YEARS    20 YEARS  INCEPTION(+)
-------------------------------------------------------------------------------------------------------------------------------


FIXED INCOME SERIES
   Alliance Money Market                      5.35%          5.42%       5.50%       4.69%      5.78%         --        7.17%
   Alliance Intermediate Gov't Securities     5.57           7.29        8.06        5.94         --          --        7.00
   Alliance Quality Bond                      5.96           9.14       10.40          --         --          --        5.80
   Alliance High Yield                       10.32          18.48       20.42       15.89      12.80          --       12.04

EQUITY SERIES
   T. Rowe Price Equity Income                                 --          --          --         --          --       22.11 **
   EQ/Putnam Growth & Income Value                             --          --          --         --          --       16.23 **
   Alliance Growth & Income                                 26.90       23.65          --         --          --       15.94
   Alliance Equity Index                                    32.58       30.35          --         --          --       23.35
   Merrill Lynch Basic Value Equity                            --          --          --         --          --       16.99 **
   Alliance Common Stock                                    29.40       28.66       21.08      18.00       17.56%      15.83
   MFS Research                                                --          --          --         --          --       16.07 **
   Alliance Global                                          11.66       14.99       16.15      13.74          --       11.70
   Alliance International                                   (2.98)         --          --         --          --        6.39
   T. Rowe Price International Stock                           --          --          --         --          --       (1.49) **
   Morgan Stanley Emerging Markets Equity                      --          --          --         --          --      (20.16) *
   Alliance Aggressive Stock                                10.94       21.29       14.92      19.00          --       19.41
   Warburg Pincus Small Company Value                          --          --          --         --          --       19.15 **
   Alliance Small Cap Growth                                   --          --          --         --          --       26.74 **
   MFS Emerging Growth Companies                               --          --          --         --          --       22.42 **

ASSET ALLOCATION SERIES
   Alliance Conservative Investors                          13.25       12.79        8.79         --          --        9.53
   EQ/Putnam Balanced                                          --          --          --         --          --       14.38 **
   Alliance Balanced                                        15.06       15.45        9.71      12.04          --       12.30
   Alliance Growth Investors                                16.87       18.48       13.17         --          --       15.73
   Merrill Lynch World Strategy                                --          --          --         --          --        4.70 **

-------------------
 * This performance is unannualized and represents less than five months of performance.
** This performance is unannualized and represents eight months of performance. + The Alliance Small Cap Growth Portfolio received its initial funding on May
   1, 1997; the Alliance International Portfolio on April 3, 1995; the Alliance Equity Index Portfolio on March 1, 1994; the Alliance Growth & Income and Alliance Quality Bond Portfolios on October 1, 1993; the Alliance Intermediate Government Securities Portfolio on April 1, 1991; the Alliance Conservative Investors and the Alliance Growth Investors Portfolios on October 2, 1989; the Alliance Global Portfolio on August 27, 1987; the Alliance High Yield Portfolio on January 2, 1987; the Alliance Aggressive Stock and Alliance Balanced Portfolios on January 27, 1986; the predecessor of the Alliance Money Market Portfolio on July 13, 1981; and the predecessor of the Alliance Common Stock Portfolio on January 13, 1976. The Morgan Stanley Emerging Markets Equity Portfolio received its initial funding on August 20, 1997; the T. Rowe Price Equity Income, EQ/Putnam Growth & Income Value, Merrill Lynch Basic Value Equity, MFS Research, T. Rowe Price International Stock, Warburg Pincus Small Company Value, MFS Emerging Growth Companies, EQ/Putnam Balanced and Merrill Lynch World Strategy Portfolios received their initial funding on May 1, 1997.

 -------------------------------------------------------------------------------

Additional investment performance information appears in the attached HRT and EQAT prospectuses.

PRIOR PERFORMANCE OF ADVISERS. The EQAT portfolios and the Alliance Small Cap Growth Portfolio of the HRT commenced operations in 1997. For investment performance of public mutual funds (or combinations thereof) advised by the same EQAT or HRT Investment Adviser that have investment objectives, policies, strategies and risks that their advisers believe to be substantially similar to those of corresponding portfolios of the EQAT or HRT, see the respective EQAT or HRT prospectus, attached to this prospectus. Such results are intended to show a potential investor the past results of a similar style of investment management and are not intended to be a substitute for actual performance, nor are such results an estimate or guarantee of future results for the EQAT or Alliance Small Cap Growth Portfolios. Keep in mind that such results do not reflect the deductions and charges under your policy, which, if applied, would reduce the returns shown.


ILLUSTRATIONS OF POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The table on page 7 was developed to demonstrate how the actual investment experience of the HRT (and its predecessors) and the EQAT would have affected the Policy Account value and Cash Surrender Value of hypothetical Incentive Life Plus policies held for specified periods of time. The table illustrates premiums, Policy Account values and Cash Surrender Values of twenty-four hypothetical Incentive Life Plus policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that, in each case, the insured is a 40-year-old male, preferred non-tobacco user and that each policy has a level death benefit, a $300,000 face amount and a $4,000 annual premium.

The table assumes that each policy was purchased on the first day of a calendar year. For portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of and earned the actual return over that entire calendar year of inception. For portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. The table then illustrates what the Cash Surrender Value would have been after one policy year, after five policy years, after 10 policy years and from inception through December 31, 1997. No information has been included for the Morgan Stanley Emerging Markets Equity Portfolio, as its inception date was after June 30, 1997.

                            ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES
              BASED ON HISTORICAL INVESTMENT RESULTS, $300,000 OF INITIAL INSURANCE PROTECTION AND CURRENT CHARGES (1)

                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER


-----------------------------------------------------------------------------------------------------------------------------------
                                               ASSUMED
                                                POLICY
                                               PURCHASE               AT THE END OF                        AT THE END OF
                                                DATE(2)           THE FIRST POLICY YEAR                THE FIFTH POLICY YEAR
                                              ----------  -------------------------------------   -------------------------------
                                               BEGINNING      TOTAL       POLICY      CASH         TOTAL    POLICY      CASH
                                                  OF         PREMIUM      ACCOUNT   SURRENDER     PREMIUM   ACCOUNT   SURRENDER
                                                 YEAR:         PAID        VALUE      VALUE        PAID      VALUE      VALUE
                   PORTFOLIO:                 ----------  -------------------------------------   -------------------------------

THE FIXED INCOME SERIES:
--------------------------------------------
 DOMESTIC FIXED INCOME:
Alliance Money Market.....................       1982        $4,000      $2,786      $ 884       $20,000   $17,865     $15,523
Alliance Int. Gov't Securities............       1991         4,000       2,769        867        20,000    16,831      14,489
Alliance Quality Bond.....................       1994         4,000       2,239        337            --        --          --

AGGRESSIVE FIXED INCOME:
Alliance High Yield.......................       1987         4,000       2,524        622        20,000    18,426      16,084

THE EQUITY SERIES:
--------------------------------------------

DOMESTIC EQUITY:
T. Rowe Price Equity Income...............       1997         4,000       3,072      1,170            --        --          --
EQ/Putnam Growth & Income Value...........       1997         4,000       2,891        989            --        --          --
Alliance Growth & Income..................       1994         4,000       2,375        473            --        --          --
Alliance Equity Index.....................       1994         4,000       2,428        526            --        --          --
Merrill Lynch Basic Value Equity..........       1997         4,000       2,916      1,014            --        --          --
Alliance Common Stock.....................       1976         4,000       2,669        767        20,000    26,718      24,376
MFS Research..............................       1997         4,000       2,886        984            --        --          --

INTERNATIONAL EQUITY:
Alliance Global...........................       1988         4,000       2,722        820        20,000    18,763      16,421
Alliance International....................       1995         4,000       2,739        837            --        --          --
T. Rowe Price International Stock.........       1997         4,000       2,353        451            --        --          --
Morgan Stanley Emerging Markets
   Equity.................................         --            --          --         --            --        --          --

AGGRESSIVE EQUITY:
Alliance Aggressive Stock.................       1986         4,000       3,469      1,567        20,000    22,781      20,439
Warburg Pincus Small Company Value........       1997         4,000       2,980      1,078            --        --          --
Alliance Small Cap Growth.................       1997         4,000       3,211      1,309            --        --          --
MFS Emerging Growth Companies.............       1997         4,000       3,081      1,179            --        --          --

THE ASSET ALLOCATION SERIES:
--------------------------------------------
Alliance Conservative Investors...........       1990         4,000       2,585        683        20,000    16,321      13,979
EQ/Putnam Balanced........................       1997         4,000       2,838        936            --        --          --
Alliance Balanced.........................       1986         4,000       3,271      1,369        20,000    19,252      16,910
Alliance Growth Investors.................       1990         4,000       2,715        813        20,000    19,184      16,842
Merrill Lynch World Strategy..............       1997         4,000       2,541        639            --        --          --
-----------------------------------------------------------------------------------------------------------------------------------



                                               ASSUMED
                                                POLICY
                                               PURCHASE                AT THE END OF               FROM POLICY PURCHASE THROUGH
                                                DATE(2)           THE TENTH POLICY YEAR                 DECEMBER 31, 1997
                                              ----------  ------------------------------------  ------------------------------------
                                               BEGINNING     TOTAL     POLICY       CASH           TOTAL     POLICY       CASH
                                                  OF        PREMIUM    ACCOUNT    SURRENDER       PREMIUM    ACCOUNT     SURRENDER
                                                 YEAR:        PAID      VALUE        VALUE          PAID      VALUE       VALUE
                   PORTFOLIO:                 ----------  ------------------------------------  ------------------------------------

THE FIXED INCOME SERIES:
--------------------------------------------
 DOMESTIC FIXED INCOME:
Alliance Money Market.....................       1982     $40,000     $41,636      $39,811       $64,000    $ 70,846    $ 70,846
Alliance Int. Gov't Securities............       1991          --          --           --        28,000      24,480      22,110
Alliance Quality Bond.....................       1994          --          --           --        16,000      13,409      11,088

AGGRESSIVE FIXED INCOME:
Alliance High Yield.......................       1987      40,000      56,892       55,067        44,000      70,387      68,927

THE EQUITY SERIES:
--------------------------------------------

DOMESTIC EQUITY:
T. Rowe Price Equity Income.............         1997          --          --           --         4,000       3,072       1,170
EQ/Putnam Growth & Income Value.........         1997          --          --           --         4,000       2,891         989
Alliance Growth & Income................         1994          --          --           --        16,000      18,236      15,914
Alliance Equity Index...................         1994          --          --           --        16,000      20,653      18,331
Merrill Lynch Basic Value Equity........         1997          --          --           --         4,000       2,916       1,014
Alliance Common Stock...................         1976      40,000      69,455       67,630        88,000     554,092     554,092
MFS Research............................         1997          --          --           --         4,000       2,886         984

INTERNATIONAL EQUITY:
Alliance Global.........................         1988      40,000      59,395       57,570        40,000      59,395      57,570
Alliance International..................         1995          --          --           --        12,000       8,818       6,516
T. Rowe Price International Stock.......         1997          --          --           --         4,000       2,353         451
Morgan Stanley Emerging Markets
   Equity...............................           --          --          --           --            --          --          --

AGGRESSIVE EQUITY:
Alliance Aggressive Stock...............         1986      40,000      82,254       80,429        48,000     117,463     116,368
Warburg Pincus Small Company Value......         1997          --          --           --         4,000       2,980       1,078
Alliance Small Cap Growth...............         1997          --          --           --         4,000       3,211       1,309
MFS Emerging Growth Companies...........         1997          --          --           --         4,000       3,081       1,179

THE ASSET ALLOCATION SERIES:
--------------------------------------------
Alliance Conservative Investors...........       1990          --          --           --        32,000      33,257      31,067
EQ/Putnam Balanced........................       1997          --          --           --         4,000       2,838         936
Alliance Balanced.........................       1986      40,000      49,239       47,414        48,000      69,266      68,171
Alliance Growth Investors.................       1990          --          --           --        32,000      42,805      40,615
Merrill Lynch World Strategy..............       1997          --          --           --         4,000       2,541         639

--------------------------------------------------------------------------------

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96. SEE GUARANTEEING THE DEATH BENEFIT IN PART 2 OF THIS PROSPECTUS. These values are not an estimate or guarantee of future performance.
(1) Policy values reflect all charges assessed under the policy and by the HRT or EQAT, including an assumed charge for taxes of 2%. Current non-guaranteed charges have been used for the cost of insurance charges, Premium Sales Charge and monthly administrative charge. Such charges may be increased in the future, but will never exceed the guaranteed maximum charges set forth in DEDUCTIONS AND CHARGES in Part 2 of this prospectus. If the guaranteed maximum cost of insurance charges, Premium Sales Charge and monthly administrative charge were used, the results would be lower.

(2) Assumed Policy Purchase Date is based upon inception date of portfolio. Please refer to the explanation of this table on page 6.

PART 1: DETAILED INFORMATION ABOUT EQUITABLE AND
        INCENTIVE LIFE PLUS INVESTMENT CHOICES

THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS


EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French insurance holding company. As of December 31, 1997, AXA beneficially owned 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1997, we had approximately $125.7 billion face amount of variable life insurance in force, as compared to $114.6 billion at December 31, 1996. Prior to January 1, 1997, Incentive Life Plus policies were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.


THE SEPARATE ACCOUNT AND THE TRUSTS


THE SEPARATE ACCOUNT. Separate Account FP (the "Separate Account") was established on September 21, 1995 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission
(SEC) under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account is a successor to a separate account that was established by Equitable Variable on April 19, 1985. The assets of that separate account became assets of the Separate Account on January 1, 1997 when Equitable Variable was merged into Equitable.


Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors.

The Separate Account has several Funds, each of which invests in either Class IA shares of a corresponding portfolio of the HRT or Class IB shares of a corresponding portfolio of the EQAT. You may allocate some or all premiums among the Funds.

In addition to premiums made under the policies, we may allocate to the Separate Account monies received under other variable life insurance policies. Owners of all such policies will participate in the Separate Account in proportion to the amounts they have in the Funds that relate to their policies. We may also retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to Policy Account values, or we may transfer them to our general account.

If any changes are made that result in a material change in the underlying investments of a Fund, policy owners will be notified. We may make other changes in the policies that do not reduce any Cash Surrender Value, Death Benefit, Policy Account value, or other accrued rights or benefits.


THE TRUSTS. The Hudson River Trust (HRT) and the EQ Advisors Trust (EQAT) consist of the investment portfolios listed below. The Funds of the Separate Account invest in these portfolios according to your instructions.


-------------------------------------------------------------------------------------------------------------------------------

                       HRT PORTFOLIOS                                                   EQAT PORTFOLIOS
-------------------------------------------------------------     -------------------------------------------------------------

FIXED INCOME SERIES:                                              EQUITY SERIES:
o  Alliance Money Market      o  Alliance Quality Bond            o  T. Rowe Price Equity       o  Morgan Stanley
o  Alliance Intermediate      o  Alliance High Yield                 Income                        Emerging Markets
   Government Securities                                          o  EQ/Putnam Growth &            Equity
                                                                     Income Value               o  Warburg Pincus
EQUITY SERIES:                                                    o  Merrill Lynch                 Small Company Value
o  Alliance Growth & Income   o  Alliance International              Basic Value Equity         o  MFS Emerging
o  Alliance Equity Index      o  Alliance Aggressive Stock        o  MFS Research                  Growth Companies
o  Alliance Common Stock      o  Alliance Small Cap Growth        o  T. Rowe Price
o  Alliance Global                                                   International Stock

ASSET ALLOCATION SERIES:                                          ASSET ALLOCATION SERIES:
o  Alliance Conservative      o  Alliance Growth                  o  EQ/Putnam Balanced         o  Merrill Lynch World
   Investors                     Investors                                                         Strategy
o  Alliance Balanced

--------------------------------------------------------------------------------


The Trusts are open-end, management investment companies registered under the 1940 Act, more commonly called mutual funds. As a "series" type of mutual fund, each Trust issues several different series of stock, each of which relates to a different portfolio of that Trust. The HRT commenced operations in January 1976 with a predecessor of its Alliance Common Stock portfolio. The EQAT commenced operations on May 1, 1997. The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a portfolio's shares are reinvested in full and fractional shares of the portfolio to which they relate. Each Fund invests in either Class IA or Class IB shares of a corresponding portfolio. HRT portfolios sell Class IA shares to the Funds and EQAT portfolios sell Class IB shares to the Funds. (Class IA shares of the EQAT portfolios are not offered at this time.)

The EQAT sells its shares to Equitable separate accounts in connection with Equitable's variable life insurance and annuity products. The HRT sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policy owners arising out of this. However, the Board of Trustees of HRT intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response to any of those events insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' portfolios is so large as to materially impair the investment performance of the portfolio or the Trust involved, we will examine other investment options.

All of the portfolios, except for the Morgan Stanley Emerging Markets Equity portfolio and Merrill Lynch World Strategy portfolio, are "diversified" for 1940 Act purposes. The Trustees of the HRT or the EQAT may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trusts, their investment objectives, policies, restrictions, risks, expenses, multiple class distribution systems, the Rule 12b-1 distribution plan relating to Class IB shares and all other aspects of their operations, appears in the HRT prospectus (beginning after this prospectus), the EQAT prospectus (beginning after the HRT prospectus), or in their respective Statements of Additional Information, which are available upon request.

HRT'S MANAGER AND INVESTMENT ADVISER. HRT is managed and its portfolios are advised by Alliance Capital Management L.P. ("Alliance"), which is registered with the SEC as an investment adviser under the 1940 Act.

In its role as manager of the HRT, Alliance has overall responsibility for the general management and administration of the HRT, including selecting the portfolio managers for HRT's portfolios, monitoring their investment programs and results, reviewing brokerage matters, performing fund accounting, overseeing compliance by HRT with various Federal and state statutes, and carrying out the directives of its Board of Trustees. With the approval of the HRT's Trustees, Alliance may enter into agreements with other companies to assist with its administrative and management responsibilities to the HRT.

ALLIANCE CAPITAL MANAGEMENT L.P. Alliance, a leading international investment adviser, subject to the supervision of the Trustees of HRT, provides investment management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance is a publicly traded limited partnership incorporated in Delaware. At December 31, 1997, Alliance was managing approximately $218.7 billion in assets. Alliance employs 223 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 14 years.

All of the HRT portfolios are advised by Alliance. As adviser, Alliance is responsible for developing the portfolios' investment programs, making investment decisions for the portfolios, placing all orders for the purchase and sale of those investments and performing certain limited related administrative functions.

Alliance is an indirect, majority-owned subsidiary of Equitable, and its main office is located at 1345 Avenue of the Americas, New York, New York 10105. Additional information regarding Alliance is located in the HRT prospectus, which directly follows this prospectus.

EQAT'S MANAGER. EQ Financial Consultants, Inc. ("EQF"), subject to the supervision and direction of the Trustees of EQAT, has overall responsibility for the general management and administration of the EQAT. EQF is an investment adviser registered under the 1940 Act, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). EQF currently furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, and other business entities. EQF is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable.

EQF is responsible for providing management and administrative services to EQAT and selects the investment advisers for EQAT's portfolios, monitors the EQAT Advisers' investment programs and results, reviews brokerage matters, oversees compliance by EQAT with various Federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to a service agreement, Chase Global Funds Services Company assists EQF in the performance of its administrative responsibilities to the EQAT with other necessary administrative, fund accounting and compliance services. EQ Financial Consultants, Inc.'s main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQAT'S INVESTMENT ADVISERS. Rowe Price-Fleming International, Inc.; T. Rowe Price Associates, Inc.; Putnam Investment Management, Inc.; Massachusetts Financial Services Company; Morgan Stanley Asset Management, Inc.; Warburg Pincus Asset Management, Inc.; and Merrill Lynch Asset Management, L.P. serve as EQAT Advisers only for their respective EQAT portfolios.

Each EQAT Adviser furnishes EQAT's manager, EQF, with an investment program (updated periodically) for each of its portfolios, makes investment decisions on behalf of its EQAT portfolios, places all orders for the purchase and sale of investments for the portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions.

If an EQAT portfolio shall at any time have more than one EQAT Adviser, the allocation of an EQAT portfolio's assets among EQAT Advisers may be changed at any time by EQF.

MASSACHUSETTS FINANCIAL SERVICES COMPANY. Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization, whose assets under management as of December 31, 1997 were approximately $70.2 billion on behalf of more than 2.7 million investors. MFS advises MFS Research, a domestic equity portfolio, and MFS Emerging Growth Companies, an aggressive equity portfolio. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada and is located at 500 Boylston Street, Boston, MA 02116.

MERRILL LYNCH ASSET MANAGEMENT L.P. Founded in 1976, Merrill Lynch Asset Management ("MLAM") is a dedicated asset management affiliate of Merrill Lynch & Co., Inc., a financial management and advisory company with more than a century of experience. As of December 31, 1997, MLAM along with its advisory affiliates held approximately $278 billion in investment company and other portfolio assets under management. MLAM advises Merrill Lynch Basic Value Equity, a domestic equity portfolio with a value approach to investing, and Merrill Lynch World Strategy, a global flexible asset allocation portfolio that invests in equities and fixed income securities worldwide. The company is located at 800 Scudders Mill Road, Plainsboro, NJ 08543.

MORGAN STANLEY ASSET MANAGEMENT INC. Morgan Stanley Asset Management ("MSAM") provides a broad range of portfolio management services to customers in the United States and abroad and serves as an investment adviser to numerous open-end and closed-end investment companies. MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care as of December 31, 1997. MSAM advises Morgan Stanley Emerging Markets Equity, an international equity portfolio. MSAM is a subsidiary of Morgan Stanley, Dean Witter & Co. and is located at 1221 Avenue of the Americas, New York, New York 10020.

PUTNAM INVESTMENT MANAGEMENT, INC. Putnam Investment Management, Inc. ("Putnam") has been managing mutual funds since 1937. As of December 31, 1997, Putnam and its affiliates managed more than $235 billion in assets. Putnam advises EQ/Putnam Growth & Income Value, a domestic equity portfolio, and EQ/Putnam Balanced, a balanced stock and bond portfolio. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. and is located at One Post Office Square, Boston, MA 02109.

T. ROWE  PRICE  ASSOCIATES,  INC.  AND ROWE  PRICE-FLEMING  INTERNATIONAL,  INC.
Founded in 1937, T. Rowe Price provides investment management to both individuals and institutions. With its affiliates, assets under management were over $126 billion as of December 31, 1997. T. Rowe Price advises T. Rowe Price Equity Income, a domestic equity portfolio. The company is located at 100 East Pratt Street, Baltimore, MD 21202.

Rowe Price-Fleming International, Inc., ("Price-Fleming") was founded as a joint venture between T. Rowe Price and Robert Fleming Holdings, Ltd., a diversified British investment organization. Price-Fleming's predominately non-U.S. assets under management were the equivalent of approximately $30 billion as of December 31, 1997. Price-Fleming advises T. Rowe Price International Stock, an international equity portfolio and is located at 100 East Pratt Street, Baltimore, MD 21202.

WARBURG PINCUS ASSET MANAGEMENT, INC. Warburg Pincus Asset Management, Inc. ("WPAM") is a professional investment advisory firm which provides services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. Assets under management were approximately $19.7 billion as of December 31, 1997. WPAM is indirectly controlled by Warburg, Pincus & Co., a New York partnership, which serves as a holding company of WPAM. Warburg Pincus advises Warburg Pincus Small Company Value, an aggressive equity portfolio. The company is located at 466 Lexington Avenue, New York, NY 10017.

Additional information regarding each of the companies which serve as an EQAT Adviser appears in the EQAT prospectus, attached at the end of this prospectus.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its expected return and its risks. There is no guarantee that these objectives will be achieved.

The value of your money invested in these portfolios will fluctuate, and may be worth more or less than its original value when you or your beneficiaries redeem your policy or make withdrawals. The policies and objectives of the portfolios are as follows:



-------------------------------------------------------------------------------------------------------------------------------
             PORTFOLIO                            INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------

   FIXED INCOME SERIES:
   DOMESTIC FIXED INCOME:
   ---------------------
   Alliance Money Market           Primarily high-quality short-term money market      High level of current income
                                   instruments.                                        while preserving assets and
                                                                                       maintaining liquidity.

   Alliance Intermediate           Primarily debt securities issued or guaranteed      High current income consistent
      Government Securities        by the U.S. Government, its agencies and            with relative stability of
                                   instrumentalities. Each investment will have a      principal.
                                   final maturity of not more than 10 years or a
                                   duration not exceeding that of a 10-year
                                   Treasury note.

   Alliance Quality Bond           Primarily investment grade fixed-income             High current income consistent
                                   securities.                                         with preservation of capital.

   AGGRESSIVE FIXED INCOME:
   -----------------------

   Alliance High Yield             Primarily  a  diversified  mix of high-yield,       High return by maximizing current
                                   fixed-income   securities  involving  greater       income and, to the extent consistent
                                   volatility of price  and risk of  principal         with that objective, capital
                                   and income  than  high-quality fixed-income         appreciation.
                                   securities. The medium- and lower-quality debt
                                   securities in which the portfolio may invest
                                   are commonly known as "junk bonds."

-----------------------------------------------------------------------------------------------------------------------------
   EQUITY SERIES:
   DOMESTIC EQUITY:
   ---------------
   T. Rowe Price Equity Income     Primarily dividend paying common stocks of          Substantial dividend income and
                                   established companies.                              also capital appreciation.


   EQ/Putnam Growth                Primarily common stocks that offer potential        Capital growth and, secondarily,
     & Income Value                for capital growth and may,  consistent with the    current income.
                                   portfolio's  investment objective,  invest in
                                   common   stocks  that  offer   potential  for
                                   current income.


   Alliance Growth & Income        Primarily income producing common stocks and        High total return through a
                                   securities convertible into common stocks.          combination of current income and
                                                                                       capital appreciation.

   Alliance Equity Index           Selected securities in the S&P's 500 Index (the     Total return performance (before
                                   "Index") which the adviser believes will, in        trust expenses and Separate
                                   the aggregate, approximate the performance          Account annual expenses) that
                                   results of the Index.                               approximates the investment
                                                                                       performance of the Index (including
                                                                                       reinvestment of dividends) at a risk
                                                                                       level consistent with that of the Index.


   Merrill Lynch Basic Value       Securities,  primarily  equities,  that the         Capital appreciation  and, secondarily,
     Equity                        Equity  portfolio  adviser believes are under       income.
                                   valued and therefore represent basic
                                   investment value.


   Alliance Common Stock           Primarily common stock and other equity-type        Long-term growth of capital and
                                   instruments.                                        increasing income.


   MFS Research                    A  substantial  portion  of  assets                 Long-term  growth of capital and
                                   invested in common stock or securities              future income.
                                   convertible  into common  stock of  companies
                                   believed  by the portfolio  adviser  to
                                   possess better  than verage prospects for
                                   a long-term growth.

-------------------------------------------------------------------------------------------------------------------------------
             PORTFOLIO                            INVESTMENT POLICY                                OBJECTIVE
   -------------------------------------------------------------------------------------------------------------------------

   INTERNATIONAL EQUITY:
   --------------------
   Alliance Global                 Primarily equity  securities of                     Long-term   growth  of  capital.
                                   non-United States as well as United States
                                   companies.

   Alliance International          Primarily equity securities selected                Long-term growth of capital.
                                   principally to permit participation in
                                   non-United States companies with prospects
                                   for growth.

   T. Rowe Price International     Primarily common stocks of established              Long-term growth of capital.
      Stock                        non-United States companies.


   Morgan Stanley Emerging         Primarily equity securities of emerging market      Long-term capital appreciation.
      Markets Equity               country issuers with a focus on those in which
                                   the portfolio  adviser believes the economies
                                   are  developing  strongly  and in  which  the
                                   markets are becoming more sophisticated.


   AGGRESSIVE EQUITY:
   -----------------
   Alliance Aggressive  Stock      Primarily common stocks and other equity-type      Long-term growth of capital.
                                   securities  issued by  medium- and other
                                   smaller-sized  companies  with  strong
                                   growth potential.


   Warburg Pincus Small Company    Primarily in a portfolio of equity securities      Long-term capital appreciation.
      Value                        of small capitalization companies (i.e.,
                                   companies having market capitalizations of $1
                                   billion  or  less  at  the  time  of  initial
                                   purchase) that  the  portfolio adviser
                                   considers to be relatively undervalued.


   Alliance Small Cap Growth       Primarily U.S. common stock and other              Long-term growth of capital.
                                   equity-type securities issued by smaller
                                   companies with favorable growth prospects.


   MFS Emerging Growth             Primarily in common stocks of emerging growth      Long-term growth of capital.
      Companies                    companies that the portfolio adviser believes
                                   are early in their  life cycle but which have
                                   the potential to become major enterprises.
   -------------------------------------------------------------------------------------------------------------------------
   ASSET ALLOCATION SERIES:

   Alliance Conservative           Diversified mix of publicly traded,                 High total return without, in the
      Investors                    fixed-income and equity securities; asset mix       adviser's opinion, undue risk to
                                   and security selection are primarily based upon     principal.
                                   factors expected to reduce risk. The portfolio
                                   is generally expected to hold approximately 70%
                                   of its assets in fixed-income securities and
                                   30% in equity securities.


   EQ/Putnam Balanced              A well-diversified portfolio of stocks and          Balanced investment.
                                   bonds that will produce both capital growth and
                                   current income.


   Alliance Balanced               Primarily  common stocks,  publicly                 High return through a combination
                                   traded debt securities and  high-quality            of current income and capital
                                   money market  instruments.  The  portfolio is       appreciation.
                                   generally expected to hold 50% of its assets
                                   in equity securities and 50% in fixed-income
                                   securities.

   Alliance Growth Investors       Diversified mix of publicly traded,                 High total return consistent with
                                   fixed-income and equity securities; asset mix       the adviser's determination of
                                   and security selection based upon factors           reasonable risk.
                                   expected to increase possibility of high
                                   long-term return. The portfolio is generally
                                   expected to hold approximately 70% of its
                                   assets in equity securities and 30% in
                                   fixed-income securities.


   Merrill Lynch World Strategy    Primarily equity and fixed-income securities,       High total investment return.
                                   including convertible securities, of U.S. and
                                   foreign issuers.

-------------------------------------------------------------------------------------------------------------------------------

Because you may invest Policy Account values in the Fund options described above, Incentive Life Plus offers an opportunity for the Cash Surrender Value to appreciate more rapidly than it would under comparable fixed benefit whole life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Cash Surrender Value may not appreciate as rapidly and, indeed, may decrease in value.

THE GUARANTEED INTEREST ACCOUNT

You may allocate some or all of your Policy Account to the Guaranteed Interest Account, which is funded by our general account and pays interest at a declared rate guaranteed for each policy year. The principal, after deductions, is also guaranteed. The general account supports all of our insurance and annuity guarantees, including the Guaranteed Interest Account, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account, the Guaranteed Interest Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


The amount you have in the Guaranteed Interest Account at any time is the sum of the amounts allocated or transferred to it, plus the interest credited to it, minus amounts deducted, transferred and withdrawn from it. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Account. We refer to this amount as the loaned amount in the Guaranteed Interest Account. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Account. See LIVING BENEFIT OPTION in Part 2 of this prospectus.

ADDING INTEREST IN THE GUARANTEED INTEREST ACCOUNT. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Account for the following policy year. These annual interest rates will never be less than the minimum guaranteed interest rate of 4% (before deductions). Interest is credited and compounds daily at an effective annual rate that equals the declared rate for each policy year. Different rates may apply to policies currently being issued and previously issued policies. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Account. See POLICY LOAN INTEREST in Part 2 of this prospectus. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.


TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT. Transfers out of the Guaranteed Interest Account to the Separate Account are allowed once a year on or within 30 days after your policy anniversary. If we receive your transfer request up to 30 days before your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Account as of the transfer date or the minimum transfer amount, whichever is more. The minimum transfer amount is $500 or your total unloaned value in the Guaranteed Interest Account on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Account.

PART 2: DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS

FLEXIBLE PREMIUMS


You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and tobacco-user status of the insured person, the initial Face Amount of the policy (the initial minimum Face Amount is $50,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of the insured person. See COST OF INSURANCE CHARGE in Part 2 of this prospectus. You may choose to pay a higher initial premium.


The full initial premium shown on your application must be given to your agent or broker on or before the day the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid. If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured. You may review a copy of our Temporary Insurance Agreement on request.


Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. The preferred form of payment is a single check on your business or personal account. Payment may also be in the form of a single money order, bank draft or cashier's check payable directly to Equitable; however, please be aware that Equitable is required to report the receipt of these "cash equivalents" to the Internal Revenue Service under certain circumstances. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks payable to someone other than Equitable and endorsed over to Equitable are not acceptable unless the check is money directly from a qualified retirement plan or pursuant to a 1035 exchange (a tax-deferred exchange pursuant to Section 1035 of the Internal Revenue Code), or it is a trustee check that involves no refund. Equitable's policy is to return any unacceptable forms of payment, and the policy owner bears the risk of lapse or other consequences which may result from the effective non-payment.


Premiums after the first must be sent directly to our Administrative Office. The minimum premium is $100 (policies issued in some states or automatic payment plans may have different minimums). This minimum may be increased if we give you written notice.


We may return premium payments if we determine based upon our interpretation of current tax rules that such premiums would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS in Part 2 of this prospectus for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.


PLANNED PERIODIC PREMIUMS AND SPECIFIED PREMIUMS. Although premiums are flexible, page 3 of your policy (the Policy Information Page) will show a "planned" periodic premium and "specified premiums." Specified premiums are called no lapse guarantee premiums for policies issued in New York and New
Jersey. We measure actual premiums against specified premiums to determine whether the death benefit guarantee provision or the 3-Year no lapse guarantee provision will prevent the policy from going into default.

Specified premiums are actuarially determined at issue based on the age, sex, tobacco-user status and rating class of the insured person, the Face Amount and any additional benefits. Specified premiums may change if you make policy changes that increase or decrease the Face Amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's rating or tobacco-user classification. Certain additional benefit riders will cause specified premiums to increase each year. We reserve the right to limit the amount of any premium payments which are in excess of specified premiums.

The planned periodic premium is an amount you determine (within limits set by us) when you apply for the policy. The planned premium may be more or less than the specified premiums. Neither the planned premium nor the specified premiums are required premiums.


Failure to pay premiums could cause the policy to go into default and ultimately terminate. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus.

PREMIUM AND MONTHLY CHARGE ALLOCATIONS. On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Funds and the Guaranteed Interest Account. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to a Fund take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Policy Information Page, and is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE in Part 2 of this prospectus.


Until the Allocation Date, any net premiums allocated to a Fund will be allocated to the Alliance Money Market Fund, and all monthly deductions allocated to a Fund will be deducted from the Alliance Money Market Fund. On the Allocation Date, amounts in the Alliance Money Market Fund will be allocated to the various Funds in accordance with your policy application. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Alliance Money Market Fund on the Allocation Date.

You may change  the  allocation  percentages  for either  your  current  premium payment or the current and future premium payments by writing to our Administrative Office and indicating the changes you wish to make. Your request must be signed. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions on and after such date.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any policy loan, any lien securing a Living Benefit payment and accrued interest. If the insured person dies during a grace period, we will also deduct any overdue monthly charges.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a death benefit equal to the policy's Face Amount PLUS the amount in your Policy Account on the day the insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher death benefit is a percentage multiple of the amount in your Policy Account. The percentage is generally based on provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. A higher percentage multiple than that required by Federal tax law will be applied at ages 91 and over. Since cost of insurance charges are assessed on the difference between the Policy Account value and the death benefit, these charges will increase if the higher death benefit takes effect.

The higher death benefit will be the amount in your Policy Account on the day the insured person dies times the percentage for the insured person's age (nearest birthday) at the beginning of the policy year of the insured person's death. The percentage declines as the insured person gets older. For ages that are not shown on the following table, the percentage multiples will decrease by a ratable portion for each full year.

-------------------------------------------------------------------------------------------------------------------------------

                          TABLE OF DEATH BENEFITS AS A PERCENTAGE MULTIPLE OF POLICY ACCOUNT VALUES

   INSURED             40 or        45         50          55          60          65         70        75 to        100
   PERSON'S AGE        under                                                                             95

                       250%        215%       185%        150%        130%        120%       115%        105%        100%

-------------------------------------------------------------------------------------------------------------------------------

For example, if the insured person were 75 years old and your policy had a Policy Account value of $200,000, the higher death benefit would be 105% of $200,000 or $210,000.

GUARANTEEING THE DEATH BENEFIT. We will guarantee your death benefit coverage, regardless of the policy's investment performance, if you have paid a certain amount of premiums into your policy and you have not withdrawn or borrowed those amounts. The death benefit guarantee period is either three years (under the 3-Year no lapse guarantee provision) or the period described in the following paragraphs (under the death benefit guarantee provision). Whether your policy has the 3-Year no lapse guarantee provision or the death benefit guarantee provision depends upon the state in which your policy is issued. Policies issued in New York and New Jersey have the 3-Year no lapse guarantee provision.


The death benefit option you select (A or B) and the amount of your yearly renewable term rider for the insured person (YRT rider) can affect the length of time that the death benefit guarantee provision will last. If you have selected death benefit Option A, and you never change it to Option B, assuming no YRT rider, then the death benefit guarantee provision will terminate on the Final Policy Date. See MATURITY BENEFIT in Part 2 of this prospectus. If ever your policy, at any time, has an Option B death benefit, and assuming no YRT rider, the death benefit guarantee provision will terminate on the later of (1) the policy anniversary nearest the insured person's 80th birthday or (2) the 15th policy anniversary. However, if your death benefit first changes to an Option B after this time, the death benefit guarantee provision will terminate immediately. The death benefit option does not have any effect on the length of the 3-Year no lapse guarantee provision.

If your policy is issued with a YRT rider (see ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus), and your policy is issued in any state other than New York, New Jersey, and Massachusetts the length of time that the death benefit guarantee provision will last (the "DBG Period") may be shorter than the times set forth in the preceding paragraph. The DBG Period will depend on the proportion that the face amount of the YRT rider bears to the total face amount (base policy plus YRT rider) at the issue date of the policy and the death benefit option.


-------------------------------------------------------------------------------------------------------------------------------
   % OF YRT RIDER TO TOTAL               DBG PERIOD IF DEATH BENEFIT                 DBG PERIOD IF DEATH BENEFIT
   FACE AMOUNT                           OPTION IS ALWAYS A                          OPTION IS EVER B
-------------------------------------------------------------------------------------------------------------------------------
   Less than  25%                        To  the   later  of   policy anniversary    To  the  later  of  policy
                                         anniversary nearest age 75 or 30 policy     nearest  age  75 or  15  policy years
                                         years*
-------------------------------------------------------------------------------------------------------------------------------
   25% to less than 50%                  To the later of policy anniversary          To the later of policy anniversary
                                         nearest age 65 or 20 policy years           nearest age 65 or 15 policy years
-------------------------------------------------------------------------------------------------------------------------------
   50% to less than 75%                  To the later of policy anniversary          To the later of policy anniversary
                                         nearest age 55 or 10 policy years           nearest age 55 or 10 policy years
-------------------------------------------------------------------------------------------------------------------------------
   75% and greater                       3 policy years                              3 policy years
-------------------------------------------------------------------------------------------------------------------------------

* In no event will the DBG period extend beyond the Final Policy Date.

The DBG Period is determined at the issue date and is not affected by subsequent changes in the base policy face amount or the YRT rider face amount, or by dropping or exchanging the YRT rider after issue. The only time the DBG Period will change after issue is if the policy was originally Option A and is later changed to Option B.

If your policy's Net Cash Surrender Value is insufficient to pay the monthly deductions, the death benefit guarantee provision can keep your policy from terminating if two conditions are satisfied. First, any outstanding policy loan plus accrued loan interest cannot exceed the policy's Cash Surrender Value. Second, the amount of your actual premium payments minus any withdrawals (each accumulated at 4% interest) must equal or exceed a benchmark premium amount. To determine this benchmark premium amount we accumulate the specified premiums (shown on the Policy Information Page) at 4% interest.

CHANGES IN INSURANCE PROTECTION


CHANGING THE FACE AMOUNT. You may request an increase in the Face Amount after the first policy year and a decrease after the second policy year. You must send your signed written request to our Administrative Office. See TAX EFFECTS in
Part 2 of this prospectus for the tax consequences of changing the Face Amount. If disability waiver goes into effect (see ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus), we will not permit any Face Amount change. Any change will be subject to our approval and the following conditions:

Face Amount Increases. To increase the Face Amount, you must provide satisfactory evidence that the insured person is still insurable. The cost of insurance rate for the amount of the increase will be based on the rating class, attained age and tobacco-user status of the insured person on the date of the increase and on the insured person's sex. See COST OF INSURANCE CHARGE in Part 2 of this prospectus. We reserve the right to decline Face Amount increases if the insured person has become a more expensive risk.

Any increase must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the cost of insurance and the death benefit guarantee provision will generally increase beginning on the date the increase takes effect. An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account. See HOW POLICY ACCOUNT CHARGES ARE ALLOCATED in Part 2 of this prospectus.

Surrender Charges will generally be applicable to a Face Amount increase for fifteen years from the effective date of the increase. The Premium Surrender Charge percentage may be higher than the percentage applied prior to the increase. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See SURRENDER CHARGES in Part 2 of this prospectus.

Following the increase, a portion of each premium payment will be deemed to be attributable to the Face Amount increase. The Premium Sales Charge will generally be deducted from this amount, even if we had previously stopped deducting the charge on the premiums paid before the increase in accordance with our current practice. The Premium Sales Charge percentage may be lower than the percentage applied prior to the increase. See DEDUCTIONS FROM PREMIUMS -- PREMIUM SALES CHARGE in Part 2 of this prospectus.


You will have the right to cancel the Face Amount increase within 10 days after receipt of a new Policy Information Page showing the increase. If you cancel the increase we will reverse any charges attributable to the increase and recalculate the Policy Account value, Cash Surrender Value and Surrender Charges to what they would have been had the increase not taken place. No Premium or Administrative Surrender Charge will be incurred upon cancellation. We reserve the right not to offer the cancellation right for Face Amount increases if we are not required to do so under applicable law.

Face Amount Decreases. You may reduce the Face Amount but not below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the death benefit guarantee provision and the cost of insurance will generally decrease (even though the rates may increase) beginning on the date the decrease in Face Amount takes effect.


Face Amount decreases that reduce the Face Amount below certain levels will result in higher monthly administrative charges. If you reduce the Face Amount during the first fifteen policy years or during the first fifteen years after a Face Amount increase, we may deduct a pro rata share of the applicable Surrender Charges from the Policy Account. Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See DEDUCTIONS FROM YOUR POLICY ACCOUNT and SURRENDER CHARGES in Part 2 of this prospectus.

CHANGING THE DEATH BENEFIT OPTION. At any time after the second policy year while your policy is in force, you may change the death benefit option by sending a signed written request to our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. This change may shorten the length of time the death benefit guarantee provision is available. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction. We may require evidence of insurability to make the change.


o If you change from OPTION B TO OPTION A, the Face Amount will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see COST OF INSURANCE CHARGE in Part 2 of this prospectus). If your death benefit is determined by a percentage multiple of the Policy Account, however, the new Face Amount will be determined differently. A Face Amount change that results from a death benefit option change will not affect any expense or sales charge (including any Surrender Charge) which varies by Face Amount, and no Surrender Charges will be deducted or established at the time of the change.

SUBSTITUTION OF INSURED PERSON. If you provide satisfactory evidence that the person proposed to be insured is insurable, then, subject to certain restrictions, you may, after the second policy year, substitute the insured person under your policy. The cost of insurance charges may change, but we will not change the Surrender Charges. Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other adverse tax consequences as well, including classification of the policy as a modified endowment contract or disqualification of the policy as life insurance for Federal income tax purposes unless funds are distributed out of the policy. See TAX EFFECTS in Part 2 of this prospectus. You should consult your tax adviser prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences of making this change. A $100 charge will be deducted from the Policy Account for each substitution of insured person.

WHEN POLICY CHANGES GO INTO EFFECT. A substitution of the insured person, or change in Face Amount or death benefit option, will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because based upon our interpretation of current rules, the change might disqualify your policy as life insurance under applicable Federal tax law. In other cases there may be adverse tax consequences as a result of the change. See TAX EFFECTS in
Part 2 of this prospectus.

MATURITY BENEFIT

If the insured person is still living on the policy anniversary nearest his or her 100th birthday (Final Policy Date), we will pay you the amount in the Policy Account net of any policy loan, any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS in Part 2 of this prospectus and YOUR PAYMENT OPTIONS in Part 3 of this prospectus.


LIVING BENEFIT OPTION

Subject to our underwriting guidelines and availability in your state, our Living Benefit rider will be added to your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six-month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.


When a Living Benefit claim is paid, we establish a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST in
Part 2 of this prospectus.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST ACCOUNT in Part 2 of this prospectus. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

The receipt of a Living Benefit payment may be able to qualify for exclusion from income tax. See TAX EFFECTS in Part 2 of this prospectus. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.


ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. A monthly charge will be deducted from your Policy Account for each additional benefit you choose. Eligibility for and changes in these benefits are subject to our underwriting and other rules. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available: disability waiver benefits, accidental death benefit, term insurance riders for the insured person (including the YRT rider), children's term insurance, term insurance on an additional insured person, designated insured option rider, option to purchase additional insurance and first-to-die term insurance.

The designated insured option rider permits the policyowner, upon the death of the insured person, to purchase insurance on the life of a "designated insured person" without evidence of insurability. The option to purchase additional insurance permits purchases of additional amounts of insurance on the insured person, without evidence of insurability, upon the occurrence of certain specified events. The first-to-die rider is yearly renewable term insurance that insures two lives and pays a death benefit upon the first death.


The term insurance riders for the insured person allow you to purchase additional death benefit coverage. Choosing coverage under a term insurance rider for the insured person in lieu of coverage under the base policy will reduce total charges and increase Policy Account values on a current charge basis. The more term insurance coverage you elect, the greater will be the amount of reduction in charges and increase in Policy Account values on a current charge basis. Also, term coverage is not subject to a surrender charge. However, if the higher death benefit becomes applicable (see DEATH BENEFITS in Part 2 of this prospectus) or if term rider insurance charges increase in relation to cost of insurance charges on the base policy, the combination coverage may ultimately become more costly and have lower Policy Account values than coverage under the base policy alone. Generally, the greater the proportion of term insurance coverage you elect, the greater the likelihood that the higher death benefit will apply. Also, the Living Benefit option discussed above does not apply to any term insurance coverage. Moreover, in New York, there are age restrictions on the final renewal period for term riders. If you later terminate your term rider coverage and also increase the Face Amount under the base policy, a new Surrender Charge period will commence.

The amount of the specified or 3-Year no lapse guarantee premium will be affected by the term rider coverage. In addition, if your policy is issued with a YRT rider, the duration of the death benefit guarantee may be shorter. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus. Your agent can provide further information and policy illustrations showing how the term riders can affect your policy values under different assumptions.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Account and in the Funds. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES in Part 2 of this prospectus.


AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Fund are used to purchase units of that Fund. Units are redeemed from a Fund when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a Fund is calculated by dividing the dollar amount of the transaction by the Fund's unit value calculated after the close of business that day. On any given day, the value you have in a Fund is the unit value for that Fund times the number of units credited to you in that Fund.


HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the Funds at the end of each business day. A business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our Administrative Office. If your request for a policy transaction reaches our Administrative Office when we are closed, or after 4:00 p.m. Eastern Time, the transaction date will be the next day we are open. The transaction date for automatic transactions is the date they are scheduled to be performed.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When a transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

A net investment factor is determined for each Fund of the Separate Account every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily mortality and expense risk charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday, Sunday and Monday). The daily mortality and expense risk charge is currently at an annual rate of .60% and is guaranteed not to exceed an annual rate of .90%. See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Incentive Life Plus unit values, call (888) 855-5100.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts among Funds or to the Guaranteed Interest Account. Special rules apply to transfers out of the Guaranteed Interest Account. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus. You may make a transfer by telephone or by submitting a signed written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS in Part 2 of this prospectus.


The minimum amount which may be transferred is $500. This minimum need not come from any one Fund or be transferred to any one Fund as long as the total amount transferred that day, including any amounts transferred to or from the Guaranteed Interest Account, is at least equal to the minimum. However, we will transfer the entire amount in any Fund even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service, which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than that currently allocated to a Fund. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Fund into the other Funds. To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Alliance Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50.


If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus.


The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the amount in the Money Market Fund is insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.


TELEPHONE TRANSFERS. You may make transfers by telephone in two ways. You may use our telephone transfer service. In order to use the telephone transfer service, you must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed signed form MUST be returned to our Administrative Office before requesting a telephone transfer. If you are the insured and owner of a policy, you may also call our toll-free Life Insurance Information Line, (888) 855-5100, from a touch-tone phone.


Telephone transfers may be requested on each day we are open to transact business. You will receive the Fund's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 4:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. The telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. Currently, you will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least $500. If you request an additional loan, the additional amount will be added to the outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Account. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by sending a signed written request to our Administrative Office. You should tell us how much of the loan you want taken from your unloaned amount in the Guaranteed Interest Account and how much you want taken from the Funds. If you request a loan from a Fund, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Account. The amounts you have in each Fund or the Account will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate it, the loan will be allocated according to the deduction allocation percentages applicable to your Policy Account. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions that your unloaned amount in the Guaranteed Interest Account and your values in the Funds bear to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. The maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Account where it earns a declared rate for loaned amounts. The interest rate we credit to the loaned portion of the Guaranteed Interest Account will be at an annual rate up to 2% less than the loan interest rate we charge. However, we reserve the right to credit a lower rate than this if in the future tax laws change such that our taxes on policy loans or policy loan interest are increased.

Under our current rules, the rate we credit on loaned amounts for the first fifteen policy years is 1% less than the rate we charge for policy loan interest, and the rate difference drops from 1% to 1/4 of 1% beginning in the sixteenth policy year. Because Incentive Life Plus was offered for the first time in 1995, no reduction in the rate difference has yet been attained. These rate differentials are those currently in effect and are not guaranteed. Interest credited on loaned amounts will never be less than 4%.

Interest accrues daily on any loaned amount in the Guaranteed Interest Account. On each policy anniversary and anytime you repay a policy loan in full, accrued interest on the loaned amount is allocated to the Separate Account Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the Funds to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time. While you have a policy loan, we assume that any money you send us is a premium payment. If you wish to have any of these payments applied as a loan repayment, you must specifically so indicate in writing. Loan repayments are not subject to a charge for taxes or a Premium Sales Charge. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed Interest Account until the amount of any loans originally allocated to that Account have been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.


THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount set aside in the Guaranteed Interest Account will not be available for investment in the Funds or in the unloaned portion of the Guaranteed Interest Account. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the Funds and the rates declared for the unloaned portion of the Guaranteed Interest Account. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the insured person, policy maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a policy loan. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover monthly deductions or a loan may prevent the death benefit guarantee provision from keeping the policy out of default. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus.

PARTIAL WITHDRAWALS AND SURRENDER

PARTIAL WITHDRAWALS. At any time after the first policy year while the insured person is living, you may request a partial withdrawal of your Net Cash
Surrender Value by sending a signed written request to our Administrative Office. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount requested, whichever is less, will be deducted from your Policy
Account. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o  be at least $500,

o not cause the death benefit to fall below the minimum Face Amount for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from amounts you have in each Fund and the unloaned portion of the Guaranteed Interest Account. The related expense charge will also be deducted from the amount withdrawn. If you do not specifically indicate, we will make the withdrawal and deduct the related expense charge on the basis of your deduction allocation percentages. If we cannot make the withdrawal and deduct the expense charge in the manner discussed above, we will make the withdrawal and deduction based on the proportions that your unloaned amounts in the Guaranteed Interest Account and the Funds bear to the total unloaned value of your Policy Account.


A partial withdrawal reduces the amount you have in your Policy Account and Cash Surrender Value on a dollar-for-dollar basis. Normally, it also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will generally be reduced so that there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS in Part 2 of this prospectus. The withdrawal and these reductions will be effective as of the date your request is received at our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a partial withdrawal and a reduction in benefits.

SURRENDER FOR NET CASH SURRENDER VALUE. The Cash Surrender Value is the amount in your Policy Account minus the Surrender Charges described under SURRENDER CHARGES on page 23. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest.

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a surrender. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. We will compute the Net Cash Surrender Value as of the date we receive your written surrender request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS. Charges for certain taxes are deducted from all premiums. In addition, a Premium Sales Charge will be deducted from your premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

Charge For Taxes. We deduct a charge designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. Such charges currently range from .70% to 5% (Virgin Islands).

This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her place of residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary.

Premium Sales Charge. A percentage of each premium will be deducted to compensate us in part for sales and promotional expenses in connection with selling Incentive Life Plus, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. See SURRENDER CHARGES on page 23. The Premium Sales Charge percentage depends upon the Face Amount of the Policy as follows:



               FACE AMOUNT RANGE:              $50,000 TO $99,999        $100,000 TO $499,999         $500,000 AND OVER
               --------------------------------------------------------------------------------------------------------------

               PERCENTAGE:                             6%                         4%                         3%

Currently, we deduct the Premium Sales Charge from each premium payment until the cumulative premiums paid equals ten times the "sales load target premium." The sales load target premium varies by issue age, sex and tobacco-user status of the insured person and the policy's Face Amount, and is generally less than or equal to 75% of one annual whole life premium calculated at 4% interest and guaranteed maximum cost of insurance and expense charges. We reserve the right, however, to deduct the Premium Sales Charge from each premium payment at any time.

If you request a Face Amount increase above the previous highest Face Amount, we will establish a new sales load target premium attributable to the amount of the increase, and the Premium Sales Charge will be deducted from that portion of each subsequent premium payment deemed attributable to the increase until such premium payments have cumulatively reached ten times the new sales load target premium. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Sales Charge percentage applied to future premiums will be the lower percentage for that Face Amount range. Face Amount decreases do not change the Premium Sales Charge percentage.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

Monthly Administrative Charge. The administrative charge is designed to compensate us for administrative activities in connection with issuing and maintaining your policy, such as billing, policy transactions and policyowner communications. The amount of the monthly administrative charge depends upon the initial Face Amount, the policy year and the issue age of the insured person as follows:

               --------------------------------------------------------------------------------------------------------

                               FACE AMOUNT RANGE $50,000     FACE AMOUNT RANGE $100,000    FACE AMOUNT RANGE $500,000
                 ISSUE AGE     TO $99,999                    TO $499,999                   AND OVER
               --------------------------------------------------------------------------------------------------------

                   0-29        $20 in years 1 & 2            $40 in year 1                 $25 in year 1
                               $8 in years 3 and later*      $6 in years 2 and later*      $6 in years 2 and later*
                    30+        $30 in years 1 & 2            $55 in year 1                 $25 in year 1
                               $8 in years 3 and later*      $6 in years 2 and later*      $6 in years 2 and later*

               -------------------
               *We may increase this charge, but we guarantee that it will never exceed $10 per month.
               --------------------------------------------------------------------------------------------------------

The monthly administrative charge will increase from $6 to $8 if you request a Face Amount reduction that moves the policy into the lowest Face Amount range. The charge will decrease from $8 to $6 if you request a Face Amount increase after the second policy year that moves the policy out of the lowest Face Amount range (the $20 or $30 charge will continue through the second policy year).


Cost Of Insurance Charge. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured person at that time. The net amount at risk is the difference between the current death benefit (not including any term coverage on the insured person) and the amount in your Policy Account. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus for a description of term insurance riders. We may earn a profit from this charge.


Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding decrease or increase to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. The current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. The current and guaranteed monthly cost of insurance rates determined based on the sex, age, rating class and tobacco-user status of the insured person. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since a policy has been issued) and the Face Amount. Current cost of insurance rates are generally highest for Face Amounts less than $100,000 and generally lowest for Face Amounts of $200,000 and above.

Beginning in the tenth policy year, current monthly cost of insurance charges are reduced by an amount equal to a percentage of your unloaned Policy Account value on the date such charges are assessed. This means that the larger your unloaned Policy Account value, the greater your potential reduction in current cost of insurance charges. This percentage begins at an annual rate of .05%, grading up to an annual rate of .65% in policy years 25 and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed. We may in the future increase, decrease, change the duration of, or eliminate the amount of the current cost of insurance charge reduction without advance notice to you. Because Incentive Life Plus was offered for the first time in 1995, no reduction of cost of insurance charges in the tenth policy year has yet been attained.

Lower current cost of insurance rates apply at most ages for insured persons who qualify as non-tobacco users. To qualify, an insured person must meet additional requirements that relate to tobacco use. In addition, the insured person must be age twenty or over. Insured persons who are under twenty years of age may ask us to review their current tobacco habits when they reach the policy anniversary nearest their twentieth birthday.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Plus policies sold in Montana. Cost of insurance rates applicable to a policy issued in Montana will not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued in this state. The guaranteed cost of insurance rates for Incentive Life Plus policies in this state are based on the Commissioner's 1980 Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table.

Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco-user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Plus in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Death Benefit Guarantee Charge. One cent per $1,000 of Face Amount (including any amount of yearly renewable term insurance) is deducted monthly to compensate us for the risk we assume by guaranteeing the death benefit under the death benefit guarantee provision. This charge is deducted regardless of whether specified premiums are paid, but it will not be deducted after the death benefit guarantee provision terminates. This charge will not be deducted in states where the death benefit guarantee provision is not available.

Charges For Additional Benefits. The charges for any additional benefits you choose will be deducted monthly. Your policy contains tables showing the guaranteed maximum charges for all of these benefits.


Transaction Charges. In addition to the monthly deductions from your Policy Account described above, we charge fees for certain policy transactions: see PARTIAL WITHDRAWALS, CHANGING THE FACE AMOUNT, SUBSTITUTION OF INSURED PERSON, LIVING BENEFIT OPTION and TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus. Also, if, after your policy is issued, you request more than one illustration in a policy year, we may charge a fee. See ILLUSTRATIONS OF POLICY BENEFITS in Part 4 of this prospectus.

Mortality And Expense Risk Charge For New York Policies. For New York policies, this charge will be deducted monthly from the Policy Account at an annual current rate of .60% of the unloaned Policy Account value on the date this charge is assessed. The maximum rate is .90%. See CHARGE AGAINST THE SEPARATE ACCOUNT below for more information about this charge.

How Policy Account Charges Are Allocated. Generally, deductions from your Policy Account for monthly charges are made from the Funds and the unloaned portion of our Guaranteed Interest Account in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See PREMIUM AND MONTHLY CHARGE ALLOCATIONS in Part 2 of this prospectus. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your amounts in the Funds bear to the total unloaned value of your Policy Account.

Changes. Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which would reduce the investment experience of the Funds. See TAX EFFECTS in Part 2 of this prospectus.

CHARGE AGAINST THE SEPARATE ACCOUNT. This charge is reflected in the unit values for the Funds of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE in
Part 2 of this prospectus.

A daily charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual current rate is .60%. The annual guaranteed rate is .90%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit. In New York, this charge will be deducted from your Policy Account rather than as a charge against the Separate Account.

CHARGES OF THE TRUSTS. The Funds purchase Class IA shares of the HRT or Class IB shares of the EQAT, respectively, at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, 12b-1 distribution fee charges (for Class IB shares) and certain other operating expenses. The Trusts do not impose a sales charge. See DEDUCTIONS AND CHARGES in
Part 2 of this prospectus and HRT'S INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in Part 1 of this prospectus.

SURRENDER CHARGES. There will be a difference between the amount in your Policy Account and the Cash Surrender Value of your policy for at least the first fifteen policy years. This difference is the result of the Premium Surrender Charge (which is a contingent deferred sales load) and an Administrative Surrender Charge. See also PREMIUM SALES CHARGE in Part 2 of this prospectus. These charges are contingent because you pay them only if you surrender your policy, reduce its Face Amount or it terminates. They are deferred because we do not deduct them from your premiums. Because these Surrender Charges are contingent and deferred, the amount we might collect in a policy year is not related to the actual sales expenses for that year. A table of maximum Surrender Charges (maximum Premium Surrender Charge plus the maximum Administrative Surrender Charge) appears on the Policy Information Page.

Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

Premium Surrender Charge. To determine the Premium Surrender Charge, "target" premiums are used. Target premiums are not based on the "planned" premium you determine, but are actuarially determined based on the age, sex and tobacco-user status of the insured person and the Face Amount. Target premiums are different from sales load target premiums that are used to determine the Premium Sales Charge.

The maximum Premium Surrender Charge for the initial Face Amount of your policy (the "base policy") will equal 66% of one target premium. This maximum will not vary based on the amount of premiums you pay or when you pay them. After the first nine policy years, this maximum Premium Surrender Charge on the base policy begins to decrease by 11% per year on a monthly basis for policy years ten through fifteen. After fifteen years, the Premium Surrender Charge attributable to the base policy expires.

Subject to the maximum, the Premium Surrender Charge is calculated based on your actual premium payments. The Premium Surrender Charge percentage depends upon the Face Amount and the policy year in which the premium payment is made as follows:

      -------------------------------------------------------------------------------------------------------------------------
      POLICY YEAR OF                    FACE AMOUNT RANGE              FACE AMOUNT RANGE              FACE AMOUNT RANGE
      PREMIUM PAYMENT                  $50,000 TO $99,999            $100,000 TO $499,999             $500,000 AND OVER
      -------------------------------------------------------------------------------------------------------------------------
      YEAR 1 (UP TO ONE
      SEC GUIDELINE                            24%                            26%                            27%
      ANNUAL PREMIUM)
      -------------------------------------------------------------------------------------------------------------------------
      YEAR 1 (OVER ONE
      SEC GUIDELINE                             3%                             5%                             6%
      ANNUAL PREMIUM)
      -------------------------------------------------------------------------------------------------------------------------
      YEAR 2
      THROUGH 15                                3%                             5%                             6%
      (ALL PREMIUMS)
      -------------------------------------------------------------------------------------------------------------------------

The SEC Guideline Annual Premium is the level annual amount that would be payable in each policy year under certain assumptions, as defined by the SEC at the date of this prospectus. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the fees and charges associated with the policy.

Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended. Paying small amounts of premium in the policy's first fifteen years to reduce the potential surrender charge could increase the risk that your policy will terminate without value.

If you increase the Face Amount above the previous highest Face Amount (computed without regard to changes in Face Amount resulting from changing the death benefit option), we will establish an additional Premium Surrender Charge corresponding to the increased amount. An additional target premium attributable to the increase will be established and the additional Premium Surrender Charge will be subject to the same maximum percentage of 66%. This maximum will start to decline in the tenth year after the increase in the same manner as the Premium Surrender Charge on the base policy.

A portion of each premium payment made after a Face Amount increase will be deemed to be attributable to such increase, even if you do not increase the amount or frequency of your premium payments. The allocation of premiums between the base policy and Face Amount increases is actuarially determined in accordance with SEC regulations as in effect at the date of this prospectus. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Surrender Charge percentage applied to future premiums -- even those premiums allocated to the base policy -- will be the higher percentage for that Face Amount range. Face Amount decreases do not change the Premium Surrender Charge percentage.

Administrative Surrender Charge. The Administrative Surrender Charge per $1,000 of Face Amount in the first three policy years (subject to a $3,000 maximum) is:

               --------------------------------------------------------------------------------------------------
               ISSUE AGE:            0-34           35-44            45-49           50-54            55+

                                      $2              $3              $4               $5              $6
               --------------------------------------------------------------------------------------------------

After the first three policy years, the Administrative Surrender Charge grades down on a monthly basis to zero at the end of the eighth policy year.

A Face Amount increase above the previous highest Face Amount will result in a new layer of Administrative Surrender Charges applicable to the increase.


PURPOSE OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies.

If, as expected, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; e.g., the monthly administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS

YOUR POLICY CAN TERMINATE. Your insurance coverage under Incentive Life Plus continues as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest. If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month, your policy will go into default unless the operation of either the death benefit guarantee provision or the 3-Year no lapse guarantee provision is in effect. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus.


If your policy goes into default, we will notify you, and any assignees on our records, in writing, that a 61-day grace period has begun and indicate the payment that is needed to avoid policy termination at the end of the grace period. The required payment will not be more than an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account). The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin. While a policy is in a grace period, you may not transfer Policy Account value or make other policy changes.


If we do not receive payment within the 61 days, your policy will terminate without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions, any applicable Surrender Charges and any unpaid loan and accrued loan interest. We will inform you, and any assignee, at last known addresses that your policy has ended without value. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of the termination of a policy.


YOU MAY RESTORE A POLICY AFTER IT TERMINATES. Subject to certain state variations, you may restore a policy within six months after it terminates if you provide evidence that the insured person (and any other person insured under a rider) is still insurable, and you make the premium payment that we require to restore the policy. The required premium will not be more than an amount sufficient to cover (i) total monthly deductions for 3 months, calculated from the effective date of restoration; (ii) the monthly administrative charges from the date of default to the effective date of restoration; (iii) any excess of the applicable Surrender Charge on the date of restoration over the Surrender Charge that was deducted on the date of default; and (iv) the charge for taxes, the Premium Sales Charge, and any increase in Surrender Charge associated with this payment. We will determine the amount of this required premium as if no interest or investment performance were credited to, or charged against, your Policy Account. The policy will be restored as of the beginning of the policy month which coincides with or follows the date we approve your application. Your restored policy will not have any loan balance even if there was a loan outstanding under the terminated policy.


From the required payment we will deduct the charge for applicable taxes and the Premium Sales Charge. On the effective date of restoration, the Policy Account will be equal to the balance of the required payment plus a Surrender Charge credit. This credit will be equal to the Surrender Charges that were deducted on the date of default, but not greater than the applicable Surrender Charges as of the effective date of restoration. We will start to make monthly deductions as of the effective date of restoration. On that date, the monthly administrative charges from the beginning of the grace period to the effective date of restoration will be deducted from the Policy Account. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of restoring a terminated policy. Some states may vary the time period and conditions for policy restoration.


POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When an application for an Incentive Life Plus policy is completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued, but if we have advanced the Register Date, the Issue Date will be the same as the Register Date. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date, also shown on the Policy Information Page, is used to measure policy years and policy months. Charges and deductions are first made as of the Register Date, even when we have permitted an early Register Date as set forth below. For information an such charges and deductions, see DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS in Part 2 of this prospectus.


Generally, we determine the Register Date based upon when we receive your full minimum initial premium. In most cases:

o If you submit the full minimum initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive your full minimum initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.


An early Register Date may be permitted for employer-sponsored cases in order to accommodate a common Register Date for all employees. An early Register Date may also be permitted to provide a younger age at issue. We may also permit policy owners to delay a Register Date (up to three months) in employer-sponsored cases. Additionally, policies that would otherwise receive a Register Date of the 29th, 30th or 31st of any month will receive a Register Date of the 28th of that month.

The investment start date is the date that your initial net premium begins to vary with the investment performance of the Funds or accrue interest in the Guaranteed Interest Account. Generally, the investment start date will be the same as the Register Date if the full minimum initial premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full minimum initial premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be experiencing investment performance. The investment start date for policies with early Register Dates will be the date the full minimum initial premium is received at our Administrative Office. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office. Remember, the amount of your initial net premium allocated to the Funds may be temporarily allocated to the Alliance Money Market Fund prior to allocation in accordance with your instructions. See FLEXIBLE PREMIUMS in Part 2 of this prospectus.

Age. Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the current Federal income tax laws as currently interpreted on Incentive Life Plus policies owned by U.S. resident individuals. The tax effects on corporations and other business entities, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY  PROCEEDS.  An  Incentive  Life  Plus  policy  will be  treated  as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code of 1986, as amended (the Code) and as long as the portfolios of the Trusts satisfy the diversification requirements under the Code. We believe that Incentive Life Plus will meet these requirements, and that:

o the death benefit received by the beneficiary under your Incentive Life Plus policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a surrender, loan or a partial withdrawal.

SPECIAL TAX RULES MAY APPLY, HOWEVER, IF YOU TRANSFER YOUR OWNERSHIP OF THE POLICY. CERTAIN TRANSFERS FOR VALUE MAY SUBJECT THE TRANSFEROR TO INCOME TAX AND RESULT IN THE TRANSFEREE BECOMING SUBJECT TO INCOME TAX ON DEATH PROCEEDS TO THE EXTENT SUCH PROCEEDS EXCEED THE TRANSFEREE'S INVESTMENT IN THE POLICY. A GIFT OR BEQUEST OF A POLICY SUBJECT TO A LOAN MAY BE VIEWED AS A PART SALE, PART GIFT TRANSACTION AND CAN ALSO TRIGGER INCOME TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER BEFORE ANY TRANSFER OF YOUR POLICY.

The Federal income tax consequences of a distribution from your policy will depend among other things on whether your policy is determined to be a "modified endowment." The character of any income recognized under your policy will be ordinary income as opposed to capital gain.


A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change would occur if there was a substitution of the insured person, and could also occur as a result of a change in death benefit option, the selection of additional benefits, an increase in Face Amount and certain other changes.

If the benefits are reduced during the first seven policy years after entering into the policy (or within seven years after a material change), for example, by requesting a decrease in Face Amount or in some cases, by making a partial withdrawal or terminating additional benefits under a rider, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment will also be considered a modified endowment.


Whether or not your policy is a modified endowment, changes made to a life insurance policy, for example, a decrease in benefits or the termination of or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. Such changes can also affect the tax treatment of prior distributions made during the same taxable year or in anticipation of a reduction in benefits (generally within two years before a reduction in benefits). See POLICY CHANGES in Part 2 of this prospectus.

IF YOUR INCENTIVE LIFE PLUS POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first 15 policy years, the proceeds from a partial withdrawal will generally not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent of any gain in your policy (to the extent your Policy Account value exceeds your Basis in your policy). The portion subject to tax will depend upon a complex formula depending in part upon the ratio of your death benefit to the Policy Account value (or in some cases, the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. For example, a partial withdrawal from a heavily funded policy or a withdrawal from a policy where the benefits have been or within the next two years will be substantially reduced can cause all or a portion of the distribution to be taxable to the extent of gain in your policy.

If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. IN ADDITION, IF A POLICY TERMINATES WHILE THERE IS A POLICY LOAN, THE CANCELLATION OF SUCH LOAN AND ACCRUED LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE ABOVE RULES. On the Final Policy Date, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax.


IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.


A 10% penalty tax will generally apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Final Policy Date the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

POLICY TERMINATIONS. A policy which has terminated without value may have the tax consequences described above even though you may be able to reinstate your policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

LIVING BENEFITS. Amounts received under a life insurance contract on the life of individuals who are terminally ill, as defined by the tax law, are generally excludable from gross income as amounts paid by reason of the death of the insured. We believe that the living benefit which may be payable under your policy meets the law's definition of terminally ill and can qualify for this exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured if the payee has an insurable interest in the insured's life because the insured is a director, officer or employee of the payee or by reason of the insured being financially interested in any trade or business carried on by the payee.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure by us to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy for the period of the disqualification and subsequent periods. The Separate Account, through the Trusts, intends to comply with these requirements.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular funds of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

POLICY CHANGES. To receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We have reserved in the policy the right to decline to accept all or part of any premium payments, decline to change death benefit options, make face amount changes or decline to make partial withdrawals that based upon our interpretation of current tax rules would cause your policy to fail to qualify. We may also make changes in the policy or its riders or require additional premium payments or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering, and may in the future consider, legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you, the insured person or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences described above may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effect. We suggest you consult your legal or tax adviser.


ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under Incentive Life Plus will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable upon the death of the policyowner. If the policyowner is not the insured and the insured dies with someone other than the owner as beneficiary, the policyowner will be considered to have made a gift transfer to the beneficiary of such proceeds. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $625,000 for decedents dying during 1998 (scheduled to increase in subsequent years to $1 million by the year 2005) will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.


As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner, insured or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance and other taxes.

PENSION AND PROFIT-SHARING PLANS. If Incentive Life Plus policies are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account value will not be subject to Federal income tax. However, the Policy Account value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan. You should consult your legal adviser.


TRADE OR BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual, and such individual is, at the time first covered by the policy, a 20 percent owner of the trade or business that owns the policy, or an officer, director, or employee of such trade or business. Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy, (e.g., pursuant to a split-dollar agreement) the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses may be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to contracts issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.


OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for Federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your legal adviser.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any Fund for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.


WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold Federal income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. States may also require us to withhold tax on payments to you. In the case of nonresidents and/or noncitizens, special withholding rules will apply. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.


PART 3: ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the Funds in Class IA or Class IB shares of the corresponding portfolios of the HRT or the EQAT, respectively. Equitable is the legal owner of the shares of each Trust and will attend, and has the right to vote at, any meeting of the HRT's or EQAT's shareholders. Among other things, we may vote on any matters described in either Trust's prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the 1940 Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of HRT or EQAT shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any HRT or EQAT shares that we are entitled to vote directly due to amounts we have accumulated in the Funds in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the HRT or EQAT in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the HRT or EQAT portfolios corresponding to the Funds to which your Policy Account is allocated. The number of HRT or EQAT shares in each Fund that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that Fund by the net asset value of one share of the corresponding portfolio as of the record date set by either HRT's or EQAT's Board for its respective shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the particular shareholder meeting. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing voting instructions. In certain cases, we may disregard instructions relating to changes in a portfolio's adviser or its investment policies. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the 1940 Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Funds. We will cast votes attributable to amounts we have in the Funds in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add Funds to, or remove Funds from, the Separate Account, combine two or more Funds within the Separate Account, or withdraw assets relating to Incentive Life Plus from one Fund and put them into another;

o  register or end the registration of the Separate Account under the 1940 Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable under the 1940 Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the Funds in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a Fund, you will be notified as required by law. We may, for example, cause the Fund to invest in a mutual fund other than, or in addition to, the HRT or EQAT. If you then wish to transfer the amount you have in that Fund to another Fund of the Separate Account or to the Guaranteed Interest Account, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Policy Account value, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated arrangement), transfers and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount or a substitution of insured person) after the change has been in effect for two years during the insured person's lifetime.

o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Issue Date or the date as of which the additional benefit rider became effective. We can require proof of continuing disability while such a rider is in effect as specified in the rider.

If the insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding policy loan, accrued loan interest and any partial withdrawals of Net Cash Surrender Value. If the insured person commits suicide within two years after the effective date of an increase in Face Amount that you requested, we will pay the death benefit based on the Face Amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the transaction charge for the Face Amount increase). A new two-year suicide and contestability period will begin on the date of substitution following a substitution of insured. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments, such as the Net Cash Surrender Value, may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any Fund. Instead, interest accrues pursuant to the options chosen.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY below.) If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will be paid through the Equitable Access Account.(TM) The Equitable Access Account is not available to corporate or other non-natural beneficiaries. See WHEN WE PAY POLICY PROCEEDS below. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to our Administrative Office. If no beneficiary is living when the insured person dies, we will pay the death benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You  may  assign  (transfer)  your  rights  in the  policy  to  someone  else as collateral  for a loan or for some  other  reason,  if we  agree.  A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the Funds. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the agent within seven days after we receive the required documents. Our agents will take reasonable steps to arrange for prompt delivery to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of any Net Cash Surrender Value or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Account for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Account.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies.

The Incentive Life Plus policy (Plan No. 94-300) has been filed with and approved by insurance officials in 50 states, the District of Columbia, Puerto Rico and the Virgin Islands. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable may vary the charges and other terms of Incentive Life Plus where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Incentive Life Plus policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION


EQ Financial Consultants, Inc. (EQF) is the principal underwriter of the HRT and one of the principal underwriters of EQAT, and is also a distributor of our variable life insurance policies and variable annuity contracts. EQF is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and also is the Manager of the EQAT. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934
Act) and is a member of the National Association of Securities Dealers, Inc. In 1996 and 1997, EQF was paid a fee of $325,380, annually, for its services as distributor of our policies.


We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of EQF. The agent who sells you this policy receives sales commissions from Equitable. We pay commissions from our own resources, including the Premium Sales Charge deducted from your premium and any Premium Surrender Charge we might collect. Generally, during the first policy year, the agent will receive an amount equal to a maximum of 50% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount. For policy years two through ten, the agent receives an amount up to a maximum of 6% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount; and, for years eleven and later, the agent receives an amount up to 3% of the premiums paid. Following a requested Face Amount increase, commissions on a portion of the premium will be calculated based on the same rates described above. Use of a term rider on the insured person in place of an equal amount of coverage under the base policy generally reduces commissions. Commissions paid to agents based upon refunded premiums will be recovered. Agents with limited years of service may be paid differently.

We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of EQF or of another company registered with the SEC as a broker-dealer under the 1934 Act. The commissions for independent brokers will be no more than those for agents and the same policy for recovery of commissions applies. Commissions will be paid through the registered broker-dealer.

LEGAL PROCEEDINGS

We are not involved in any legal proceedings that would be considered material with respect to a policyowner's interest in the Separate Account.

ACCOUNTING AND ACTUARIAL EXPERTS


The financial statements of Separate Account FP and Equitable included in this prospectus have been audited for the years ended December 31, 1997, 1996 and 1995 by Price Waterhouse LLP, as stated in their reports. The financial statements of Separate Account FP and Equitable have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.


The financial statements of Equitable contained in this prospectus should be considered only as bearing upon the ability of Equitable to meet its obligations under the Incentive Life Plus policies. They should not be considered as bearing upon the investment experience of the funds of the Separate Account. The financial statements of Separate Account FP include periods when Separate
Account FP was part of Equitable Variable, a wholly owned subsidiary of Equitable. The assets of Separate Account FP were assumed by Equitable on January 1, 1997 when Equitable Variable was merged into Equitable.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.


YEAR 2000 PROGRESS

Equitable relies upon various computer systems in order to administer your policy and operate the investment portfolios. Some of these systems belong to service providers who are not affiliated with Equitable.

In 1995, Equitable began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policy holders and on operations of the investment portfolios. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer your policy and operate the investment portfolios. Assuming the timely completion of computer modifications by Equitable and third party service providers, there should be no material adverse effect on our ability to perform these functions.

MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

-------------------------------------------------------------------------------------------------------------------------------

NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------

DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------


Francoise Colloc'h                      Director  of  Equitable  since July 1992.  Senior  Executive  Vice  President,  Human
AXA-UAP                                 Resources and  Communications  of AXA-UAP  ("AXA-UAP"),  and various  positions  with
23, Avenue Matignon                     AXA-UAP affiliated companies. Director of the Holding Company.
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------

Henri de Castries                       Director of Equitable  since  September  1993.  Director and Chairman of the Board of
AXA-UAP                                 the Holding  Company since April 1998.  Prior thereto,  Vice Chairman of the Board of
23, Avenue Matignon                     the Holding Company since February 1996.  Senior Executive Vice President,  Financial
75008 Paris, France                     Services  and Life  Insurance  Activities  of AXA-UAP  since 1996.  Also  Director or
                                        Officer of various  subsidiaries  and affiliates of the AXA-UAP Group (formerly known as the AXA Group).  Director of other  Equitable  affiliates.  Previously  held other officerships with the AXA Group.
-------------------------------------------------------------------------------------------------------------------------------

Joseph L. Dionne                        Director  of  Equitable  since  May  1982.   Chairman  and  Chief  Executive  of  The
The McGraw-Hill Companies               McGraw-Hill Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
-------------------------------------------------------------------------------------------------------------------------------

Denis Duverne                           Director  of  Equitable  since  February  1998.  Senior  Vice  President  of AXA-UAP.
AXA-UAP                                 Director  since  February 1996,  Alliance.  Director  since February 1997,  Donaldson
23, Avenue Matignon                     Lufkin & Jenrette ("DLJ").
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------

William T. Esrey                        Director  of  Equitable  since July 1986.  Chairman  and Chief  Executive  Officer of
Sprint Corporation                      Sprint Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
-------------------------------------------------------------------------------------------------------------------------------

Jean-Rene  Fourtou                      Director of  Equitable  since July 1992.  Chairman and Chief Executive  Officer  of
Rhone-Poulenc  S.A.                     Rhone-Poulenc  S.A.  Member  of the Supervisory Board of AXA-UAP since January 1997.
25, Quai Paul Doumer                    Director of the Holding Company.
92408 Courbevoie Cedex
France
-------------------------------------------------------------------------------------------------------------------------------

Norman C. Francis                       Director of Equitable since March 1989. President of Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
-------------------------------------------------------------------------------------------------------------------------------

Donald J. Greene                        Director of  Equitable  since July 1991.  Partner,  LeBoeuf,  Lamb,  Greene & MacRae.
LeBouef, Lamb, Greene & MacRae          Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
-------------------------------------------------------------------------------------------------------------------------------

John T. Hartley                         Director of Equitable  since August 1987.  Currently a Director and retired  Chairman
Harris Corporation                      and Chief Executive  Officer of Harris  Corporation  (retired July 1995);  previously
1025 NASA Boulevard                     held other officerships with Harris Corporation. Director of the Holding Company.
Melbourne, FL  32919
-------------------------------------------------------------------------------------------------------------------------------

John H.F. Haskell, Jr.                  Director of Equitable since July 1992.  Managing Director of SBC Warburg Dillon Read,
SBC Warburg Dillon Read, Inc.           Inc. and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10028
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------

DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------

Mary R. (Nina) Henderson                Director of Equitable since December 1996.  President of Bestfoods  Grocery (formerly
Bestfoods Grocery                       CPC Specialty Markets Group) of BESTFOODS  (formerly CPC  International,  Inc.) since
BESTFOODS                               1993.  Prior  thereto,  President of CPC Specialty  Products and Best Foods  Exports.
International Plaza                     Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
-------------------------------------------------------------------------------------------------------------------------------

W. Edwin Jarmain                        Director of  Equitable  since July 1992.  President  of Jarmain  Group Inc.;  also an
Jarmain Group Inc.                      Officer or Director of several  affiliated  companies.  Chairman  and Director of FCA
121 King Street West                    International  Ltd.  Director of various AXA affiliated  companies.  Previously  held
Suite 2525                              other officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9
Canada
-------------------------------------------------------------------------------------------------------------------------------

G. Donald Johnston, Jr.                 Director of Equitable  since  January  1986.  Retired  Chairman  and Chief  Executive
184-400 Ocean Road                      Officer of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
-------------------------------------------------------------------------------------------------------------------------------

George T. Lowy                          Director of Equitable since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------------

Didier Pineau-Valencienne               Director of Equitable since February 1996.  Chairman and Chief  Executive  Officer of
Schneider S.A.                          Schneider  S.A.  and  Chairman or Director of numerous  subsidiaries  and  affiliated
64/70, Avenue Jean-Baptiste Clement     companies of Schneider. Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
-------------------------------------------------------------------------------------------------------------------------------

George J. Sella, Jr.                    Director of Equitable since May 1987.  Retired  Chairman and Chief Executive  Officer
P.O. Box 397                            of  American   Cyanamid   Company   (retired  April  1993);   previously  held  other
Newton, NJ  07860                       officerships with American Cyanamid. Director of the Holding Company.
-------------------------------------------------------------------------------------------------------------------------------

Dave H. Williams                        Director of  Equitable  since March 1991.  Chairman  and Chief  Executive  Officer of
Alliance Capital Management             Alliance and Chairman or Director of numerous  subsidiaries and affiliated  companies
Corporation                             of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------

Michael Hegarty                         Director of Equitable  since  January  1998.  President  since January 1998 and Chief
                                        Operating  Officer since  February 1998,  Equitable.  Vice Chairman since April 1998,
                                        Senior Executive Vice President  (January 1998 to April 1998), and Director and Chief
                                        Operating  Officer  (both since January  1998),  the Holding  Company.  Vice Chairman
                                        (from 1996 to 1997), Chase Manhattan  Corporation.  Vice Chairman (from 1995 to 1996)
                                        and Senior  Executive Vice President  (from 1991 to 1995),  Chemical Bank.  Executive
                                        Vice  President,  Chief  Operating  Officer and Director since March 1998,  Equitable
                                        Investment  Corporation ("EIC"), ACMC, Inc. ("ACMC") and Equitable Capital Management
                                        Corporation ("ECMC").
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable  since August 1997.  Chairman of the Board since  January 1998,
                                        Chief Executive  Officer since August 1997,  President (August 1997 to January 1998),
                                        Equitable.  Director,  President and Chief Executive Officer,  all since August 1997, the Holding Company.  Senior Vice Chairman,  Chase Manhattan  Corporation (March 1996
                                        to April 1997).  President  (January 1994 to March 1996) and Vice Chairman  (December
                                        1991 to January 1994),  Chemical Bank.  Director,  Alliance (since August 1997),  DLJ
                                        (since  November  1997),  ECMC  (since  March  1998)  and ACMC  (since  March  1998).
                                        Director, Chairman, President and Chief Executive Officer since March 1998, EIC.
-------------------------------------------------------------------------------------------------------------------------------

Stanley B. Tulin                        Director of Equitable  since February 1998. Vice Chairman of the Board since February
                                        1998 and  Chief  Financial  Officer  since  April  1996,  Equitable.  Executive  Vice
                                        President  since May 1996 and Chief  Financial  Officer  since May 1997,  the Holding
                                        Company.  Vice President since March 1997, EQAT. Director since July 1997,  Alliance.
                                        Director,  Executive  Vice President and Chief Financial Officer since June 1997, EIC.
                                        Director,  Chairman,  President and Chief  Executive  Officer since July 1997,  ACMC.
                                        Prior  thereto,  Chairman,  Insurance  Consulting and Actuarial  Practice,  Coopers &
                                        Lybrand, L.L.P.
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

Leon B. Billis                          Executive  Vice President and Chief Information  Officer (since February 1998),
                                        Equitable. Previously held other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------

Harvey Blitz                            Senior Vice  President and Deputy Chief  Financial  Officer,  Equitable.  Senior Vice
                                        President,  the Holding  Company.  Vice President and Chief  Financial  Officer since
                                        March 1997,  EQAT.  Chairman,  Frontier  Trust Company  ("Frontier").  Executive Vice
                                        President since November 1996 and Director, EQ Financial  Consultants,  Inc. ("EQF").
                                        Director  until May 1997,  Equitable  Distributors,  Inc.  ("EDI") and  Director  and
                                        Officer of various Equitable affiliates. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

Kevin R. Byrne                          Senior Vice President and Treasurer,  Equitable and the Holding  Company.  Treasurer,
                                        EquiSource and Frontier.  Vice President and Treasurer,  Equitable Casualty Insurance
                                        Company  ("Casualty")  and  EQAT  (since March  1997).   Previously   held  other
                                        officerships with  Equitable  and  its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

Judy A. Faucett                         Senior Vice  President and Actuary,  Equitable,  since  September  1996.  Partner and
                                        Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January 1989 to August 1996).
-------------------------------------------------------------------------------------------------------------------------------

Alvin H. Fenichel                       Senior Vice President and Controller,  Equitable and the Holding Company.  Previously
                                        held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

Paul J. Flora                           Senior Vice  President  and Auditor,  Equitable.  Vice  President  and  Auditor,  the
                                        Holding Company, since September 1994. Vice  President/Auditor,  National Westminster
                                        Bank (November 1984 to June 1993).
-------------------------------------------------------------------------------------------------------------------------------

Mark A. Hug                             Senior Vice President  since April 1997,  Equitable.  Prior thereto,  Vice President,
                                        Aetna.
-------------------------------------------------------------------------------------------------------------------------------

Robert E. Garber                        Executive  Vice  President and General  Counsel,  Equitable and the Holding  Company.
                                        Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

Jerome S. Golden                        Executive Vice President since November 1997,  Equitable.  Prior thereto,  President,
                                        Income  Management Group (May 1994 to November 1997),  Equitable.  Chairman and Chief
                                        Executive  Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                        1994), JG Resources.
-------------------------------------------------------------------------------------------------------------------------------

Donald R. Kaplan                        Vice  President  and Chief  Compliance  Officer,  Equitable.  Previously  held  other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior Vice  President,  and Chief Marketing  Officer since January 1997,  Equitable.
                                        Prior thereto,  Senior Vice  President.  Chairman and Chief Executive  Officer,  EQF.
                                        Vice  President,  EQAT  (since  March  1997) and HRT (until  March  1998).  Director,
                                        Equitable  Underwriting  and  Sales  Agency  (Bahamas),  Ltd.  (since  May  1996) and
                                        Colorado (since January 1995).  Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

Douglas Menkes                          Senior  Vice  President  and  Corporate  Actuary  since June 1997,  Equitable.  Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
-------------------------------------------------------------------------------------------------------------------------------

Peter D. Noris                          Executive  Vice President and Chief  Investment  Officer,  Equitable.  Executive Vice
                                        President  since May 1995 and Chief  Investment  Officer since July 1995, the Holding
                                        Company.  Trustee,  HRT, and Chairman,  President and Trustee since March 1997, EQAT.
                                        Director,  Alliance,  since July 1995. Executive Vice President,  EQF, since November
                                        1996.  Prior to May 1995,  Vice  President/Manager,  Insurance  Companies  Investment
                                        Strategies Group, Salomon Brothers, Inc.
-------------------------------------------------------------------------------------------------------------------------------

Anthony C. Pasquale                     Senior Vice President,  Equitable.  Director,  Chairman and Chief Operating  Officer,
                                        Casualty, since September 1997. Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

Pauline Sherman                         Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding
                                        Company,   both  since  September  1995. Previously held other  officerships with
                                        Equitable.
-------------------------------------------------------------------------------------------------------------------------------

Richard V. Silver                       Senior Vice  President  since  February  1995 and Deputy  General  Counsel since June
                                        1996, Equitable.  Director, EQF. Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

Jose S. Suquet                          Senior Executive Vice President since August 1994, Chief  Distribution  Officer since
                                        December 1997 and Chief Agency  Officer  (August 1994 to December  1997),  Equitable.
                                        Prior thereto,  Agency Manager.  Executive Vice President since May 1996, the Holding
                                        Company. Vice President since March 1998, HRT.
-------------------------------------------------------------------------------------------------------------------------------


PART 4:       ILLUSTRATIONS OF POLICY BENEFITS


To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under a hypothetical Incentive Life Plus policy could vary over time if the Funds of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual investment results may be more or less than those shown. The tables are for a 40-year-old preferred risk male non-tobacco user. Planned premium payments of $4,000 for an initial Face Amount of $300,000 are assumed to be paid at the beginning of each policy year. The illustration assumes no policy loan has been taken. The differences between the Policy Account and the Cash Surrender Values in the first fifteen years are the Surrender Charges. See SURRENDER CHARGES in Part 2 of this prospectus.

The tables illustrate both current and guaranteed charges. The current charges include reductions in cost of insurance charges beginning in the tenth policy year, which are not guaranteed, and daily charges against the Separate Account Funds of .60% per annum for mortality and expense risks (.90% for the guaranteed table). The tables also assume 0.59% per annum for investment management (the average of the advisory fees payable with respect to each HRT and EQAT portfolio based on average net assets for 1997) and 0.04% per annum for other Trust expenses. The assumption for other Trust expenses equals the weighted average of the other expenses (including any 12b-1 fees, if applicable) of the HRT and EQAT portfolios based on average net assets for 1997. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.23%, on 6% it would be 4.70%, and on 12% it would be 10.63%. Remember, however, that investment management fees and other Trust expenses vary by portfolio. See HRT'S MANAGER INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in
Part 1 of this prospectus. The tables also assume a charge for taxes of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.


INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on your policy's factors. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.


                                                         INCENTIVE LIFE PLUS
                                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                         INITIAL FACE AMOUNT $300,000
                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER                   DEATH BENEFIT OPTION A
                                                      ASSUMING CURRENT CHARGES

                                   DEATH BENEFIT                  POLICY ACCOUNT              CASH SURRENDER VALUE
                             ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
   END OF                    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY     ACCUMMULATED   ---------------------------    ---------------------------    ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%          0%       6%      12%          0%       6%       12%
    ----       -----------  --------  -------- ---------    ---------------------------    -------- -------- ---------
       1        $  4,200   $300,000  $300,000  $300,000     $ 2,374  $  2,554  $  2,734     $   472  $   652  $    832
       2           8,610    300,000   300,000   300,000       5,258     5,785     6,335       3,156    3,683     4,233
       3          13,241    300,000   300,000   300,000       8,065     9,126    10,276       5,763    6,824     7,974
       4          18,103    300,000   300,000   300,000      10,784    12,571    14,583       8,462   10,249    12,261
       5          23,208    300,000   300,000   300,000      13,421    16,130    19,302      11,079   13,788    16,960

       6          28,568    300,000   300,000   300,000      15,965    19,798    24,467      13,603   17,436    22,105
       7          34,196    300,000   300,000   300,000      18,413    23,577    30,125      16,043   21,207    27,755
       8          40,106    300,000   300,000   300,000      20,764    27,471    36,330      18,575   25,281    34,140
       9          46,312    300,000   300,000   300,000      23,042    31,511    43,170      20,853   29,322    40,980
      10          52,827    300,000   300,000   300,000      25,384    35,854    50,879      23,559   34,029    49,054

      15          90,630    300,000   300,000   300,000      35,990    60,377   103,698      35,990   60,377   103,698

      20         138,877    300,000   300,000   300,000      44,392    90,441   192,878      44,392   90,441   192,878

 25 (age 65)     200,454    300,000   300,000   426,068      50,835   129,562   349,236      50,835  129,562   349,236


               INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON CASH SURRENDER VALUES             ON DEATH BENEFIT
   END OF    ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
   POLICY    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
              --------------------------    ------------------------------
    YEAR        0%       6%      12%            0%       6%        12%
    ----      -------- -------- --------    --------- --------- ----------
       1      -88.21%  -83.71%  -79.19%     7,400.00% 7,400.00% 7,400.00%
       2      -48.07   -41.80   -35.62        717.47    717.47    717.47
       3      -32.43   -25.68   -19.09        283.61    283.61    283.61
       4      -23.91   -17.04   -10.37        162.42    162.42    162.42
       5      -19.08   -12.15    -5.45        109.30    109.30    109.30

       6      -16.04    -9.07    -2.35         80.35     80.35     80.35
       7      -13.97    -6.95    -0.22         62.43     62.43     62.43
       8      -12.26    -5.26     1.44         50.35     50.35     50.35
       9      -11.17    -4.13     2.58         41.74     41.74     41.74
      10       -9.91    -2.96     3.68         35.31     35.31     35.31

      15       -6.71     0.08     6.58         18.45     18.45     18.45

      20       -6.02     1.15     7.79         11.41     11.41     11.41

 25 (age 65)   -5.72     1.94     8.64          7.67      7.67      9.90

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO-LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                             INCENTIVE LIFE PLUS
                                         THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                          INITIAL FACE AMOUNT $300,000
                                                                 MALE AGE 40
                                                       PREFERRED RISK NON-TOBACCO USER                DEATH BENEFIT OPTION A
                                                          ASSUMING GUARANTEED CHARGES

                                  DEATH BENEFIT                POLICY ACCOUNT             CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------  ---------------------------   ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%         0%       6%       12%         0%       6%      12%
    ----       -----------  ------- --------  ---------  --------- -------- --------   ---------------------------
       1        $  4,200   $300,000 $300,000  $300,000   $  2,338  $ 2,517 $  2,696     $   436  $   615 $    794
       2           8,610    300,000  300,000   300,000      5,129    5,649    6,191       3,027    3,547    4,089
       3          13,241    300,000  300,000   300,000      7,832    8,872    9,999       5,531    6,570    7,697
       4          18,103    300,000  300,000   300,000     10,441   12,185   14,148       8,119    9,863   11,826
       5          23,208    300,000  300,000   300,000     12,958   15,591   18,674      10,616   13,249   16,332

       6          28,568    300,000  300,000   300,000     15,373   19,085   23,608      13,011   16,723   21,246
       7          34,196    300,000  300,000   300,000     17,684   22,668   28,990      15,314   20,298   26,620
       8          40,106    300,000  300,000   300,000     19,888   26,339   34,866      17,698   24,150   32,676
       9          46,312    300,000  300,000   300,000     21,981   30,101   41,286      19,791   27,912   39,096
      10          52,827    300,000  300,000   300,000     23,954   33,949   48,304      22,130   32,124   46,479

      15          90,630    300,000  300,000   300,000     31,665   54,265   94,640      31,665   54,265   94,640

      20         138,877    300,000  300,000   300,000     34,275   75,400  168,519      34,275   75,400  168,519

 25 (age 65)     200,454    300,000  300,000   355,166     28,764   95,514  291,120      28,764   95,514  291,120



                 INTERNAL RATE OF RETURN         INTERNAL RATE OF RETURN
                 ON CASH SURRENDER VALUES           ON DEATH BENEFIT
                ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
   END OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
   POLICY       ---------------------------   ------------------------------
    YEAR           0%       6%      12%          0%        6%        12%
    ----        --------  -------  -------    --------- --------- ---------
       1         -89.10%  -84.64%  -80.15%    7,400.00% 7,400.00% 7,400.00%
       2         -49.66   -43.38   -37.21       717.47    717.47    717.47
       3         -34.01   -27.23   -20.62       283.61    283.61    283.61
       4         -25.36   -18.44   -11.73       162.42    162.42    162.42
       5         -20.41   -13.43    -6.68       109.30    109.30    109.30

       6         -17.28   -10.24    -3.47        80.35     80.35     80.35
       7         -15.14    -8.05    -1.26        62.43     62.43     62.43
       8         -13.37    -6.29     0.46        50.35     50.35     50.35
       9         -12.28    -5.14     1.65        41.74     41.74     41.74
      10         -11.13    -4.03     2.71        35.31     35.31     35.31

      15          -8.52    -1.27     5.51        18.45     18.45     18.45

      20          -9.01    -0.57     6.66        11.41     11.41     11.41

 25 (age 65)     -11.73    -0.35     7.47         7.67      7.67      8.75

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO-LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                         INCENTIVE LIFE PLUS
                                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                     INITIAL FACE AMOUNT $300,000
                                                              MALE AGE 40
                                                    PREFERRED RISK NON-TOBACCO USER              DEATH BENEFIT OPTION B
                                                       ASSUMING CURRENT CHARGES

                                  DEATH BENEFIT                POLICY ACCOUNT              CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------  ---------------------------    ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%         0%       6%       12%          0%       6%      12%
    ----       -----------  -------- -------- ---------  --------- -------- --------    ---------------------------
       1        $  4,200   $302,367 $302,546  $302,727    $ 2,367  $  2,546  $ 2,727    $    465  $    465 $    825
       2           8,610    305,238  305,763   306,311      5,238     5,763    6,311       3,136     3,661    4,209
       3          13,241    308,024  309,079   310,222      8,024     9,079   10,222       5,722     6,777    7,920
       4          18,103    310,712  312,486   314,482     10,712    12,486   14,482       8,390    10,164   12,160
       5          23,208    313,308  315,991   319,131     13,308    15,991   19,131      10,966    13,649   16,789

       6          28,568    315,801  319,588   324,198     15,801    19,588   24,198      13,439    17,226   21,836
       7          34,196    318,186  323,273   329,721     18,186    23,273   29,721      15,816    20,903   27,352
       8          40,106    320,461  327,049   335,746     20,461    27,049   35,746      18,271    24,859   33,556
       9          46,312    322,648  330,940   342,349     22,648    30,940   42,349      20,458    28,751   40,159
      10          52,827    324,883  335,101   349,752     24,883    35,101   49,752      23,058    33,276   47,927

      15          90,630    334,721  358,048   399,400     34,721    58,048   99,400      34,721    58,048   99,400

      20         138,877    341,835  384,662   479,595     41,835    84,662  179,595      41,835    84,662  179,595

 25 (age 65)     200,454    346,263  416,727   614,237     46,263   116,727  314,237      46.263   116,727  314,237



                INTERNAL RATE OF RETURN         INTERNAL RATE OF RETURN
                ON CASH SURRENDER VALUES           ON DEATH BENEFIT
              ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
   END OF     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
   POLICY      ---------------------------   ------------------------------
    YEAR          0%       6%      12%          0%        6%        12%
    ----      ---------  ------- ---------   --------- --------- ----------
       1      $ -88.38%  -83.89%  -79.38%    7,459.17% 7,463.66% 7,468.17%

       2        -48.31   -42.05   -35.88       724.98    725.73    726.51
       3        -32.71   -25.97   -19.39       287.37    287.86    288.39
       4        -24.21   -17.35   -10.68       165.08    165.51    166.00
       5        -19.40   -12.48    -5.78       111.47    111.89    112.39

       6        -16.38    -9.41    -2.69        82.24     82.67     83.20
       7        -14.33    -7.31    -0.59        64.13     64.59     65.16
       8        -12.64    -5.64     1.05        51.93     52.41     53.04
       9        -11.58    -4.53     2.18        43.21     43.73     44.42
      10        -10.32    -3.38     3.26        36.72     37.26     38.02

      15         -7.21    -0.41     6.08        19.65     20.38     21.57

      20         -6.69     0.54     7.20        12.46     13.40     15.14

 25 (age 65)     -6.62     1.17     7.97         8.59      9.76     12.17


(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO-LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                         INCENTIVE LIFE PLUS
                                     THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                    INITIAL FACE AMOUNT $300,000
                                                               MALE AGE 40
                                                    PREFERRED RISK NON-TOBACCO USER             DEATH BENEFIT OPTION B

                                                      ASSUMING GUARANTEED CHARGES

                                  DEATH BENEFIT                 POLICY ACCOUNT             CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------   ---------------------------   ---------------------------
    YEAR       PREMIUMS(1)     0%       6%       12%          0%       6%       12%          0%       6%      12%
    ----       -----------  -------- -------- ---------   --------- -------- --------   --------- -------- --------
       1        $  4,200   $302,331 $302,509  $302,688     $ 2,331  $ 2,509  $  2,688     $   429  $   607 $    786
       2           8,610    305,109  305,626   306,165       5,109    5,626     6,165       3,007    3,524    4,063
       3          13,241    307,790  308,824   309,944       7,790    8,824     9,944       5,488    6,522    7,642
       4          18,103    310,368  312,097   314,044      10,368   12,097    14,044       8,046    9,775   11,722
       5          23,208    312,845  315,450   318,501      12,845   15,450    18,501      10,503   13,108   16,159

       6          28,568    315,209  318,873   323,336      15,209   18,873    23,336      12,847   16,511   20,974
       7          34,196    317,456  322,363   328,584      17,456   22,363    28,584      15,087   19,993   26,215
       8          40,106    319,584  325,916   334,281      19,584   25,916    34,281      17,394   23,727   32,091
       9          46,312    321,586  329,531   340,465      21,586   29,531    40,465      19,396   27,341   38,276
      10          52,827    323,454  333,196   347,176      23,454   33,196    47,176      21,629   31,371   45,351

      15          90,630    330,330  351,810   390,107      30,330   51,810    90,107      30,330   51,810   90,107

      20         138,877    331,390  368,785   453,188      31,390   68,785   153,188      31,390   68,785  153,188

 25 (age 65)     200,454    323,497  379,648   544,486      23,497   79,648   244,486      23,497   79,648  244,486


                  INTERNAL RATE OF RETURN       INTERNAL RATE OF RETURN
                 ON CASH SURRENDER VALUES           ON DEATH BENEFIT
                ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
   END OF       ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
   POLICY      ---------------------------   -----------------------------
    YEAR          0%       6%      12%          0%        6%        12%
    ----       -------- -------- ---------   --------- --------- ---------
       1      $ -89.27%  -84.82%  -80.35%    7,458.28% 7,462.73% 7,467.20%

       2        -49.91   -43.65   -37.49       724.80    725.54    726.31
       3        -34.31   -27.53   -20.93       287.26    287.74    288.26
       4        -25.67   -18.76   -12.06       164.99    165.42    165.89
       5        -20.75   -13.77    -7.03       111.39    111.81    112.29

       6        -17.64   -10.60    -3.84        82.17     82.59     83.10
       7        -15.52    -8.43    -1.65        64.06     64.50     65.06
       8        -13.77    -6.69     0.06        51.86     52.33     52.93
       9        -12.70    -5.56     1.22        43.14     43.64     44.30
      10        -11.57    -4.47     2.27        36.64     37.16     37.89

      15         -9.14    -1.86     4.93        19.50     20.19     21.31

      20        -10.09    -1.46     5.85        12.21     13.06     14.69

 25 (age 65)    -14.28    -1.80     6.33         8.15      9.18     11.43

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO-LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants...................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1997.......      FSA-3
      Statements of Operations for the Years Ended
        December 31, 1997, 1996 and 1995............................      FSA-5
      Statements of Changes in Net Assets for the Years Ended
        December 31, 1997, 1996 and 1995............................     FSA-11
      Notes to Financial Statements.................................     FSA-17


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants..................................................................................        F-1
Consolidated Financial Statements:
      Consolidated Balance Sheets, December 31, 1997 and 1996.........................................................     F-2
      Consolidated Statements of Earnings, Years Ended December 31, 1997, 1996 and 1995...............................     F-3
      Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1997,
        1996 and 1995.................................................................................................     F-4
      Consolidated Statements of Cash Flows, Years Ended December 31, 1997, 1996 and 1995.............................     F-5
      Notes to Consolidated Financial Statements......................................................................     F-6




+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, T. Rowe Price Equity Income Fund, EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Merrill Lynch Basic Value Equity Fund, Alliance Common Stock Fund, MFS Research Fund, Alliance Global Fund, Alliance International Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Alliance Aggressive Stock Fund, Warburg Pincus (SM)all Company Value Fund, Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, EQ/Putnam Balanced Fund, Alliance Growth Investors Fund, Alliance Balanced Fund, and Merrill Lynch World Strategy Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1997 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1997 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





/s/ Price Waterhouse LLP
----------------------------
    Price Waterhouse  LLP
    New York, New York
    February 10, 1998

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                       FIXED INCOME SERIES:                                EQUITY SERIES
                              -----------------------------------------------------------------   ------------------------------

                                                   ALLIANCE                                          T. ROWE
                                  ALLIANCE       INTERMEDIATE      ALLIANCE         ALLIANCE          Price         EQ/Putnam
                                    MONEY         GOVERNMENT        QUALITY           HIGH            Equity         Growth &
                                   MARKET         SECURITIES         BOND             YIELD           Income         Income
                                    FUND             FUND            FUND             FUND             Fund         Value Fund
                              ---------------  -------------  ----------------  ---------------   --------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......  $185,360,377
              58,134,976.......                  $59,003,029
             153,361,136.......                                  $155,756,854
             154,768,802.......                                                  $163,391,638
              17,983,654.......                                                                      $19,057,202
               6,789,522.......                                                                                      $7,059,083
              75,515,846.......
             177,456,804.......
               6,893,358.......
           1,636,078,781.......
               9,515,046.......
             385,210,185.......
Receivable for Trust shares
   sold........................            --             --               --               --                --             --
Receivable for policy-
   related transactions........     5,055,238             --            8,175          434,562            75,365         21,535

Total Assets...................   190,415,615     59,003,029      155,765,029      163,826,200        19,132,567      7,080,618

LIABILITIES
Payable for Trust shares
   purchased...................     4,662,684         42,271            2,592          485,203            75,639         21,550
Payable for policy-
   related transactions........            --        252,530               --               --                --             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................       673,129        590,435          621,951          962,628         1,593,864      1,394,706

Total Liabilities..............     5,335,813        885,236          624,543        1,447,831         1,669,503      1,416,256

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $185,079,802    $58,117,793     $155,140,486     $162,378,369       $17,463,064     $5,664,362
                                 ============    ===========     ============     ============       ===========     ==========


                                                          EQUITY SERIES (CONTINUED):
                              ----------------------------------------------------------------------------------------------

                                                                  MERRILL
                                ALLIANCE        ALLIANCE       LYNCH BASIC      ALLIANCE
                                GROWTH &         EQUITY           VALUE          COMMON            MFS           ALLIANCE
                                INCOME            INDEX           EQUITY         STOCK          RESEARCH         GLOBAL
                                  FUND            FUND             FUND           FUND            FUND            FUND
                              -------------  ---------------  -------------- --------------   -------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......
              58,134,976.......
             153,361,136.......
             154,768,802.......
              17,983,654.......
               6,789,522.......
              75,515,846.......   $88,537,449
             177,456,804.......                  $240,512,230
               6,893,358.......                                   $7,028,361
           1,636,078,781.......                                                   $2,203,309,790
               9,515,046.......                                                                     $9,764,428
             385,210,185.......                                                                                    $431,323,374
Receivable for Trust shares
   sold........................           --               --             --                 --             --               --
Receivable for policy-
   related transactions........      298,194          507,189          6,797         13,645,121          5,623          317,454

Total Assets...................   88,835,643      241,019,419      7,035,158      2,216,954,911      9,770,051      431,640,828

LIABILITIES
Payable for Trust shares
   purchased...................      302,975          559,374          6,704         14,239,272         17,192           39,330
Payable for policy-
   related transactions........           --               --             --                 --             --               --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      685,873          527,959      1,407,017          1,870,999      2,324,830          851,192

Total Liabilities..............      988,848        1,087,333      1,413,721         16,110,271      2,342,022          890,522

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $87,846,795     $239,932,086     $5,621,437     $2,200,844,640     $7,428,029     $430,750,306
                                 ===========     ============     ==========     ==============     ==========     ============


See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
 FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1997

                                                                            EQUITY SERIES (CONTINUED):
                                 -------------------------------------------------------------------------------------------------

                                                                     MORGAN
                                                                    STANLEY                           WARBURG
                                                     T. ROWE        EMERGING        ALLIANCE          PINCUS          ALLIANCE
                                    ALLIANCE          PRICE         MARKETS        AGGRESSIVE          SMALL          SMALL CAP
                                 INTERNATIONAL    INTERNATIONAL      EQUITY          STOCK            COMPANY          GROWTH
                                      FUND         STOCK FUND         FUND            FUND           VALUE FUND         FUND
                                 ---------------  --------------  -------------  ----------------  --------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465............  $46,096,631
              18,857,986............                  $18,037,268
               6,828,909............                                 $5,749,521
             925,922,491............                                                  $958,618,111
              25,268,810............                                                                   $25,040,101
              23,177,804............                                                                                    $23,949,616
              12,690,330............
             166,060,131............
               3,688,652............
             708,290,860............
             371,159,172............
               3,717,560............
Receivable for Trust shares
   sold.............................           --         178,837          5,207        10,800,745              --        4,071,394
Receivable for policy-
   related transactions.............       50,805              --             --                --         119,558               --

Total Assets........................   46,147,436      18,216,105      5,754,728       969,418,856      25,159,659       28,021,010

LIABILITIES
Payable for Trust shares
   purchased........................       15,821              --             --                --         133,511               --
Payable for policy-
   related transactions.............           --         177,631         33,971        11,111,927              --        4,123,081
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4)......................      281,133       3,946,795      3,193,381         1,266,499         725,974        1,532,066

Total Liabilities...................      296,954       4,124,426      3,227,352        12,378,426         859,485        5,655,147

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS..................  $45,850,482     $14,091,679     $2,527,376      $957,040,430     $24,300,174      $22,365,863
                                      ===========     ===========     ==========      ============     ===========      ===========

                                    EQUITY
                                    SERIES
                                  (CONTINUED):                              ASSET ALLOCATION SERIES:
                                 --------------   ----------------------------------------------------------------------------------


                                                                                                                         MERRILL
                                  MFS EMERGING       ALLIANCE           EQ/           ALLIANCE                            LYNCH
                                    GROWTH         CONSERVATIVE        PUTNAM          GROWTH           ALLIANCE          WORLD
                                   COMPANIES         INVESTORS        BALANCED        INVESTORS         BALANCED        STRATEGY
                                     FUND              FUND             FUND            FUND              FUND             FUND
                                 --------------   ----------------  -------------  ----------------  ---------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465.......
              18,857,986.......
               6,828,909.......
             925,922,491.......
              25,268,810.......
              23,177,804.......
              12,690,330.......    $12,861,650
             166,060,131.......                      $182,288,276
               3,688,652.......                                       $3,958,884
             708,290,860.......                                                       $823,347,501
             371,159,172.......                                                                        $432,037,458
               3,717,560.......                                                                                          $3,679,634
Receivable for Trust shares
   sold........................             --                 --             --                --               --          55,547
Receivable for policy-
   related transactions........         27,498             73,209         11,388           110,150               --              --

Total Assets...................     12,889,148        182,361,485      3,970,272       823,457,651      432,037,458       3,735,181

LIABILITIES
Payable for Trust shares
   purchased...................         59,447             17,478         11,906           157,733           23,444              --
Payable for policy-
   related transactions........             --                 --             --                --          112,068          55,536
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      2,454,147            684,710      2,290,579           636,188          742,210       2,094,918

Total Liabilities..............      2,513,594            702,188      2,302,485           793,921          877,722       2,150,454

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............    $10,375,554       $181,659,297     $1,667,787      $822,663,730     $431,159,736      $1,584,727
                                   ===========       ============     ==========      ============     ============      ==========

See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                                         FIXED INCOME SERIES:
                                                         ---------------------------------------------------------------------------
                                                                    ALLIANCE MONEY                  ALLIANCE INTERMEDIATE GOVERNMENT
                                                                      MARKET FUND                          SECURITIES FUND
                                                         ------------------------------------   ------------------------------------

                                                           1997          1996         1995         1997         1996         1995
                                                         ----------   ----------   ----------   ----------   ----------   ----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from the Trusts...........................  $9,754,675   $9,126,793   $9,225,401   $2,914,613   $2,367,498   $2,010,283

  Expenses (Note 3):
  Mortality and expense risk charges..................   1,101,168    1,025,149      954,556      282,422      245,038      197,721
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET INVESTMENT INCOME.................................   8,653,507    8,101,644    8,270,845    2,632,191    2,122,460    1,812,562
                                                        ----------   ----------   ----------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments.................    (513,800)   (110,954)     (432,347)     (95,509)    (490,315)    (810,768)
  Realized gain distribution from
    the Trusts........................................      13,435           --           --           --           --           --
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET REALIZED GAIN (LOSS)..............................    (500,365)    (110,954)    (432,347)     (95,509)    (490,315)    (810,768)

 Unrealized appreciation /(depreciation) on investments:
  Beginning of period.................................      24,023       89,976       32,760     (141,479)     145,522   (2,736,863)
  End of period.......................................     804,349       24,023       89,976      868,053     (141,479)     145,522
                                                        ----------   ----------   ----------   ----------   ----------   ----------

 Change in unrealized appreciation / (depreciation)
  during the period...................................     780,326      (65,953)      57,216    1,009,532     (287,001)   2,882,385
                                                        ----------   ----------   ----------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.......................................
                                                           279,961     (176,907)    (375,131)     914,023     (777,316)   2,071,617
                                                        ==========   ==========   ==========   ==========   ==========   ==========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................  $8,933,468   $7,924,737   $7,895,714   $3,546,214   $1,345,144   $3,884,179
                                                        ==========   ==========   ==========   ==========   ==========   ==========


                                                               FIXED INCOME SERIES (CONTINUED):
                                                           ---------------------------------------
                                                                     ALLIANCE QUALITY
                                                                         BOND FUND
                                                           -------------------------------------

                                                               1997         1996          1995
                                                           ----------   ----------   -----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
   Dividends from the Trusts.............................  $ 8,869,740   $8,972,983   $ 7,958,285

   Expenses (Note 3):
   Mortality and expense risk charges....................      845,069      869,312       767,627
                                                           -----------   ----------   -----------

NET INVESTMENT INCOME....................................    8,024,671    8,103,671     7,190,658
                                                           -----------   ----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments....................    (504,580)   (1,130,915)     (632,666)
  Realized gain distribution from
    the Trusts...........................................          --            --            --
                                                          -----------    ----------   -----------

NET REALIZED GAIN (LOSS).................................    (504,580)   (1,130,915)     (632,666)

 Unrealized appreciation / (depreciation) on investments:
  Beginning of period....................................  (1,961,822)   (2,105,676)  (15,521,200)
  End of period..........................................   2,395,718    (1,961,822)   (2,105,676)
                                                          -----------    ----------   -----------

 Change in unrealized appreciation / (depreciation)
  during the period......................................   4,357,540       143,854    13,415,524
                                                          -----------    ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................................   3,852,960      (987,061)   12,782,858
                                                          ===========    ==========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................  $11,877,631    $7,116,610   $19,973,516
                                                          ===========    ==========   ===========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                      FIXED INCOME SERIES (CONTINUED):
                                                                   -------------------------------------

                                                                                 ALLIANCE
                                                                                HIGH YIELD
                                                                                  FUND
                                                                  --------------------------------------
                                                                      1997         1996         1995
                                                                  -----------  -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.................................  $12,918,934  $ 8,696,039   $ 6,518,568

   Expenses (Note 3):
      Mortality and expense risk charges........................      789,982      518,429       371,369
                                                                  -----------  -----------   -----------

NET INVESTMENT INCOME...........................................   12,128,952    8,177,610     6,147,199
                                                                  -----------  -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................      936,554      939,559      (179,454)
      Realized gain distribution from
         the Trusts.............................................    6,365,633    6,119,053            --
                                                                  -----------  -----------   -----------

NET REALIZED GAIN (LOSS)........................................    7,302,187    7,058,612      (179,454)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................    5,664,824    3,823,981      (873,103)
      End of period.............................................    8,622,836    5,664,824     3,823,981
                                                                  -----------  -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................    2,958,012    1,840,843     4,697,084
                                                                  -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   10,260,199    8,899,455     4,517,630
                                                                  ===========  ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $22,389,151  $17,077,065   $10,664,829
                                                                  ===========  ===========   ===========



                                                                                      EQUITY SERIES:
                                                               ----------------------------------------------------------------
                                                                  T. ROWE     EQ/PUTNAM
                                                               PRICE EQUITY    GROWTH &                 ALLIANCE
                                                                  INCOME     INCOME VALUE           GROWTH & INCOME
                                                                   FUND         FUND                     FUND
                                                               -----------   ----------  --------------------------------------
                                                                  1997*        1997*        1997         1996          1995
                                                                ---------    --------    -----------  -----------  -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts............................    $  145,613    $ 33,273    $   636,335   $  525,200  $  380,677

   Expenses (Note 3):
      Mortality and expense risk charges...................        29,706       9,655        358,997      155,175      69,716
                                                               ----------    --------    -----------   ----------  ----------

NET INVESTMENT INCOME......................................       115,907      23,618        277,338      370,025     310,961
                                                               ----------    --------    -----------   ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..................        56,634       1,078        530,421        5,198       2,791
      Realized gain distribution from
         the Trusts........................................        53,840      27,226      5,006,247    1,943,415          --
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED GAIN (LOSS)...................................       110,474      28,304      5,536,668    1,948,613       2,791

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..................................            --          --      5,074,338    2,123,346    (141,585)
      End of period........................................     1,073,548     269,561     13,021,603    5,074,338   2,123,346
                                                               ----------    --------    -----------   ----------  ----------

   Change in unrealized appreciation / (depreciation)
      during the period....................................     1,073,548     269,561      7,947,265    2,950,992   2,264,931
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................     1,184,022     297,865     13,483,933    4,899,605   2,267,722
                                                               ==========    ========    ===========   ==========  ==========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................    $1,299,929    $321,483    $13,761,271   $5,269,630  $2,578,683
                                                               ==========    ========    ===========   ==========  ==========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                    FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                        ALLIANCE                 MERRILL LYNCH
                                                                                      EQUITY INDEX                BASIC VALUE
                                                                                         FUND                     EQUITY FUND
                                                                          -------------------------------------- ------------
                                                                              1997        1996         1995          1997*
                                                                          ----------- ------------  -----------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 2,610,223  $ 1,751,848  $   964,775    $ 35,810

   Expenses (Note 3):
      Mortality and expense risk charges...........................           977,620      605,961      289,199       9,349
                                                                          -----------  -----------  -----------    --------

NET INVESTMENT INCOME (LOSS).......................................         1,632,603    1,145,887      675,576      26,461
                                                                          -----------  -----------  -----------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................          (414,497)   8,013,073        3,060       6,656
      Realized gain distribution from
         the Trusts................................................           850,437    3,889,944      536,890      33,738
                                                                          -----------  -----------  -----------    --------

NET REALIZED GAIN (LOSS)...........................................           435,940   11,903,017      539,950      40,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        21,448,224   12,451,765     (399,286)         --
      End of period................................................        63,055,426   21,448,224   12,451,765     135,003
                                                                          -----------  -----------  -----------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        41,607,202    8,996,459   12,851,051     135,003
                                                                          -----------  -----------  -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        42,043,142   20,899,476   13,391,001     175,397
                                                                          ===========  ===========  ===========    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $43,675,745  $22,045,363  $14,066,577    $201,858
                                                                          ===========  ===========  ===========    ========


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                           ALLIANCE                      MFS
                                                                                         COMMON STOCK                 RESEARCH
                                                                                            FUND                        FUND
                                                                          ----------------------------------------    --------
                                                                              1997          1996          1995          1997*
                                                                          ------------  ------------  ------------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 10,668,337  $ 11,773,551  $ 14,259,262    $ 20,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................         11,435,936     8,267,795     6,050,368      13,127
                                                                          ------------  ------------  ------------    --------

NET INVESTMENT INCOME (LOSS).......................................           (767,599)    3,505,756     8,208,894       7,315
                                                                          ------------  ------------  ------------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         53,841,049    30,128,838    16,793,683       6,989
      Realized gain distribution from
         the Trusts................................................        164,814,473   157,423,606    63,838,178      81,156
                                                                          ------------  ------------  ------------    --------

NET REALIZED GAIN (LOSS)...........................................        218,655,522   187,552,444    80,631,861      88,145

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        294,432,897   181,824,279    (2,048,649          --
      End of period................................................        567,231,009   294,432,897   181,824,279     249,382
                                                                          ------------  ------------  ------------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        272,798,112   112,608,618   183,872,928     249,382
                                                                          ------------  ------------  ------------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        491,453,634   300,161,062   264,504,789     337,527
                                                                          ============  ============  ============    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $490,686,035  $303,666,818  $272,713,683    $344,842
                                                                          ============  ============  ============    ========



See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQUITY SERIES (CONTINUED):
                                                                           ----------------------------------------

                                                                                           ALLIANCE
                                                                                            GLOBAL
                                                                                             FUND
                                                                           ---------------------------------------
                                                                               1997          1996          1995
                                                                           -----------   -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................        $ 8,803,070   $ 7,019,392   $ 5,152,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................          2,805,310     2,314,066     1,743,898
                                                                           -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS).......................................          5,997,760     4,705,326     3,408,544
                                                                           -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         30,411,238     4,971,547     3,049,444
      Realized gain distribution from
         the Trusts................................................         26,426,403    18,802,992     9,214,950
                                                                           -----------   -----------   -----------

NET REALIZED GAIN (LOSS)...........................................         56,837,641    23,774,539    12,264,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................         58,618,054    36,525,596     3,130,280
      End of period................................................         46,113,189    58,618,054    36,525,596
                                                                           -----------   -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        (12,504,865)   22,092,458    33,395,316
                                                                           -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................         44,332,776    45,866,997    45,659,710
                                                                           ===========   ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................        $50,330,536   $50,572,323   $49,068,254
                                                                           ===========   ===========   ===========




                                                                                    EQUITY SERIES (CONTINUED):
                                                                  -----------------------------------------------------------------
                                                                                ALLIANCE              T. ROWE PRICE    EMERGING
                                                                              INTERNATIONAL           INTERNATIONAL     MARKETS
                                                                                  FUND                 STOCK FUND     EQUITY FUND
                                                                  -----------------------------------   -----------  --------------
                                                                      1997        1996       1995**        1997*         1997***
                                                                  -----------   ---------   ---------   -----------  --------------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts................................   $ 1,386,732   $  575,524   $195,500    $   2,393    $    16,623

   Expenses (Note 3):
      Mortality and expense risk charges.......................       297,278      164,149     36,471       26,332          2,862
                                                                  -----------   ----------   --------    ---------    -----------

NET INVESTMENT INCOME (LOSS)...................................     1,089,454      411,375    159,029      (23,939)        13,761
                                                                  -----------   ----------   --------    ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments......................       (57,635)     (28,490)      (790)     (50,331)       (14,566)
      Realized gain distribution from
         the Trusts............................................     2,325,403      737,771     51,741           --            --
                                                                  -----------    ---------   --------   ----------     ----------

NET REALIZED GAIN (LOSS).......................................     2,267,768      709,281     50,951      (50,331)       (14,566)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period......................................     1,857,793      667,906         --           --             --
      End of period............................................    (2,793,834)   1,857,793    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

   Change in unrealized appreciation / (depreciation)
      during the period........................................    (4,651,627)   1,189,887    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..............................................    (2,383,859)   1,899,168    718,857     (871,049)    (1,093,954)
                                                                  ===========   ==========   ========    =========    ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................   $(1,294,405)  $2,310,543   $877,886    $(894,988)   $(1,080,193)
                                                                  ===========   ==========   ========    =========    ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                        EQUITY SERIES (CONTINUED):
                                                                        -------------------------------------------------------
                                                                                                                      WARBURG
                                                                                                                       PINCUS
                                                                                         ALLIANCE                      SMALL
                                                                                     AGGRESSIVE STOCK                 COMPANY
                                                                                           FUND                     VALUE FUND
                                                                        ----------------------------------------   ------------
                                                                            1997          1996          1995           1997*
                                                                        -----------   ------------  ------------   ------------

INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts......................................  $  1,311,613   $  1,661,263  $  1,268,689   $  21,651

   Expenses (Note 3):
      Mortality and expense risk charges.............................     5,299,127      4,086,388     2,702,978      44,889
                                                                       ------------   ------------  ------------   ---------

NET INVESTMENT INCOME (LOSS).........................................    (3,987,514)    (2,425,125)   (1,434,289)    (23,238)
                                                                       ------------   ------------  ------------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................    28,217,939     30,549,608    11,560,966      29,803
      Realized gain distribution from
         the Trusts..................................................    79,729,154    133,080,595    61,903,470     110,391
                                                                       ------------   ------------  ------------   ---------

NET REALIZED GAIN (LOSS).............................................   107,947,093    163,630,203    73,464,436     140,194

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................    46,617,235     80,271,118    30,761,318          --
      End of period..................................................    32,695,620     46,617,235    80,271,118    (228,709)
                                                                       ------------   ------------  ------------   ---------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................   (13,921,615)   (33,653,883)   49,509,800    (228,709)
                                                                       ------------   ------------  ------------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................    94,025,478    129,976,320   122,974,236     (88,515)
                                                                       ============   ============  ============   =========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................  $ 90,037,964   $127,551,195  $121,539,947   $(111,753)
                                                                       ============   ============  ============   =========

                                                                  EQUITY SERIES (CONTINUED):           ASSET ALLOCATION SERIES:
                                                                  -------------------------   -------------------------------------
                                                                    ALLIANCE   MFS
                                                                     SMALL   EMERGING
                                                                      CAP     GROWTH                    ALLIANCE
                                                                    GROWTH   COMPANIES          CONSERVATIVE INVESTORS
                                                                     FUND      FUND                      FUND
                                                                   --------  --------         -------------------------------------
                                                                    1997*      1997*             1997          1996         1995
                                                                  --------   --------         -----------  -----------  -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts.................................  $  4,189   $ 24,358         $ 7,217,860  $ 7,737,745  $ 8,169,109

   Expenses (Note 3):
      Mortality and expense risk charges........................    41,540     18,835           1,066,078    1,046,858      921,294
                                                                  --------   --------         -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)....................................   (37,351)     5,523           6,151,782    6,690,887    7,247,815
                                                                  --------   --------         -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................  (609,208)   161,034             818,458     (752,434)    (378,551)
      Realized gain distribution from
         the Trusts.............................................   545,833    296,998           5,486,742    4,429,977    1,068,272
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED GAIN (LOSS)........................................   (63,375)   458,032           6,305,200    3,677,543      689,721

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................        --         --           7,700,135   10,362,120   (8,767,697)
      End of period.............................................   771,812    171,320          16,228,145    7,700,135   10,362,120
                                                                  --------   --------         -----------  -----------  -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................   771,812    171,320           8,528,010   (2,661,985)  19,129,817
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   708,437    629,352          14,833,210    1,015,558   19,819,538
                                                                  ========   ========         ===========  ===========  ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $671,086   $634,875         $20,984,992  $ 7,706,445  $27,067,353
                                                                  ========   ========         ===========  ===========  ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                                                ------------------------------------------------------
                                                                   EQ/
                                                                  PUTNAM                     ALLIANCE
                                                                 BALANCED                GROWTH INVESTORS
                                                                   FUND                        FUND
                                                                ---------   ------------------------------------------
                                                                   1997*        1997           1996           1995
                                                                ---------   ------------   ------------   ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts..............................   $ 46,468    $ 19,280,574   $ 15,504,412   $ 15,855,901

   Expenses (Note 3):
      Mortality and expense risk charges.....................      2,741       4,570,289      3,746,683      2,796,354
                                                                --------    ------------   ------------   ------------

NET INVESTMENT INCOME........................................     43,727      14,710,285     11,757,729     13,059,547
                                                                --------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments....................        561      10,531,767      1,799,247      1,752,185
      Realized gain distribution from
         the Trusts..........................................     31,119      42,780,443     73,474,967      7,421,853
                                                                --------    ------------   ------------   ------------

NET REALIZED GAIN (LOSS).....................................     31,680      53,312,210     75,274,214      9,174,038

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period....................................         --      67,150,693     81,785,873       (770,693)
      End of period..........................................    270,232     115,056,641     67,150,693     81,785,873
                                                                --------    ------------   ------------   ------------

   Change in unrealized appreciation / (depreciation)
      during the period......................................    270,232      47,905,948    (14,635,180)    82,556,566
                                                                --------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................    301,912     101,218,158     60,639,034     91,730,604
                                                                ========    ============   ============   ============

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................   $345,639    $115,928,443   $ 72,396,763   $104,790,151
                                                                ========    ============   ============   ============

                                                                                     ASSET ALLOCATION SERIES (CONTINUED):
                                                                           -----------------------------------------------------
                                                                                                                       MERRILL
                                                                                                                        LYNCH
                                                                                           ALLIANCE                     WORLD
                                                                                           BALANCED                    STRATEGY
                                                                                             FUND                        FUND
                                                                           ---------------------------------------     --------
                                                                               1997          1996         1995           1997*
                                                                           -----------   -----------   -----------     --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................................      $13,756,520   $13,094,730   $12,276,328     $ 17,124

   Expenses (Note 3):
      Mortality and expense risk charges.............................        2,544,300     2,490,188     2,237,982        2,678
                                                                           -----------   -----------   -----------     --------

NET INVESTMENT INCOME................................................       11,212,220    10,604,542    10,038,346       14,446
                                                                           -----------   -----------   -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................        5,910,524      (873,535)   (2,466,524)      (3,626)
      Realized gain distribution from
         the Trusts..................................................       21,117,088    34,113,772    10,894,130       38,995
                                                                           -----------   -----------   -----------     --------

NET REALIZED GAIN (LOSS).............................................       27,027,612    33,240,237     8,427,606       35,369

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................       42,382,824    43,097,187    (2,878,875)          --
      End of period..................................................       60,878,286    42,382,824    43,097,187      (37,926)
                                                                           -----------   -----------   -----------     --------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................       18,495,462      (714,36)    45,976,062      (37,926)
                                                                           -----------   -----------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................       45,523,074    32,525,874    54,403,668       (2,557)
                                                                           ===========   ===========   ===========     ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................      $56,735,294   $43,130,416   $64,442,014     $ 11,889
                                                                           ===========   ===========   ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                                              FIXED INCOME SERIES:
                                                ------------------------------------------------------------------------------------

                                                             ALLIANCE MONEY                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                              MARKET FUND                               SECURITIES FUND
                                                -----------------------------------------   -------------------------------------

                                                    1997           1996          1995          1997          1996        1995
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,653,507   $  8,101,644  $  8,270,845   $ 2,632,191  $ 2,122,460  $ 1,812,562
   Net realized gain (loss)..................       (500,365)      (110,954)     (432,347)      (95,509)    (490,315)    (810,768)
   Change in unrealized appreciation /
      (depreciation) on investments..........        780,326        (65,953)       57,216     1,009,532     (287,001)   2,882,385
                                                ------------   ------------  ------------  ------------  -----------  -----------

   Net increase (decrease) in net assets
      from operations........................      8,933,468      7,924,737     7,895,714     3,546,214    1,345,144    3,884,179
                                                ------------   ------------  ------------   -----------  -----------  -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................    234,059,930    101,890,108    96,773,056     8,749,531   10,397,104   11,016,347
   Benefits and other policy-related
      transactions (Note 3)..................    (40,687,124)   (38,404,209)  (39,770,849)   (5,971,751)  (7,387,385)  (6,286,070)
   Net transfers among funds.................   (259,049,840)   (36,607,946)    4,776,165     7,704,724    2,645,675      953,149
                                                ------------   ------------  ------------   -----------  -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions.......    (65,677,034)    26,877,953    61,778,372    10,482,504    5,655,394    5,683,426
                                                ------------   ------------  ------------   -----------  -----------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,726)       (63,127)      (36,640)      (38,337)     (22,170)     (72,636)
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................    (56,793,292)    34,739,563    69,637,446    13,990,381    6,978,368    9,494,969
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    241,873,094    207,133,531   137,496,085    44,127,412   37,149,044   27,654,075
                                                ============   ============  ============   ===========  ===========  ===========

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $185,079,802   $241,873,094  $207,133,531   $58,117,793  $44,127,412  $37,149,044
                                                ============   ============  ============   ===========  ===========  ===========


                                                      FIXED INCOME SERIES (CONTINUED):
                                                ------------------------------------------
                                                              ALLIANCE QUALITY
                                                                  BOND FUND
                                                ------------------------------------------
                                                    1997           1996           1995
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,024,671   $  8,103,671   $  7,190,658
   Net realized gain (loss)..................       (504,580)    (1,130,915)      (632,666)
   Change in unrealized appreciation /
      (depreciation) on investments..........      4,357,540        143,854     13,415,524
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from operations........................     11,877,631      7,116,610     19,973,516
                                                ------------   ------------   ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................      8,423,097      5,753,712      2,516,135
   Benefits and other policy-related
      transactions (Note 3)..................     (3,002,993)   (32,021,058)    (3,189,044)
   Net transfers among funds.................     12,678,032      6,117,471      2,462,969
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from policy-related transactions.......     18,098,136    (20,149,875)     1,790,060
                                                ------------   ------------   ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,594)       (39,868)      (712,602)
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................     29,926,173    (13,073,133)    21,050,974
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    125,214,313    138,287,446    117,236,472
                                                ============   ============   ============

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $155,140,486   $125,214,313   $138,287,446
                                                ============   ============   ============

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                            FIXED INCOME SERIES (CONTINUED):
                                                       -------------------------------------

                                                                        ALLIANCE
                                                                       HIGH YIELD
                                                                         FUND
                                                       --------------------------------------
                                                           1997          1996         1995
                                                       -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................  $ 12,128,952  $  8,177,610  $ 6,147,199
   Net realized gain (loss).........................     7,302,187     7,058,612     (179,454)
   Change in unrealized appreciation /
      (depreciation) on investments.................     2,958,012     1,840,843    4,697,084
                                                      ------------  ------------  -----------

   Net increase (decrease) in net assets
      from operations...............................    22,389,151    17,077,065   10,664,829
                                                      ------------  ------------ ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................    26,933,221    19,454,716   15,333,474
   Benefits and other policy-
      related transactions (Note 3).................   (14,530,462)  (16,165,764)  (8,211,013)
   Net transfers among funds........................    26,385,799     9,301,980    4,789,450
                                                       -----------  ------------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    38,788,558    12,590,932   11,911,911
                                                      ------------  ------------ ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................      (189,179)     (209,120)    (100,679)
                                                      ------------  ------------ ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    60,988,530    29,458,877   22,476,061
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................   101,389,839    71,930,962   49,454,901
                                                      ------------  ------------  -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................  $162,378,369  $101,389,839  $71,930,962
                                                      ============  ============  ===========

                                                                                 EQUITY SERIES:
                                                      ---------------------------------------------------------------------
                                                                       EQ/PUTNAM
                                                      T. ROWE PRICE     GROWTH &                   ALLIANCE
                                                      EQUITY INCOME   INCOME VALUE              GROWTH & INCOME
                                                          FUND            FUND                       FUND
                                                      -------------  -------------  ---------------------------------------
                                                           1997*         1997*          1997          1996          1995
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................   $   115,907    $   23,618    $   277,338   $   370,025   $   310,961
   Net realized gain (loss).........................       110,474        28,304      5,536,668     1,948,613         2,791
   Change in unrealized appreciation /
      (depreciation) on investments.................     1,073,548       269,561      7,947,265     2,950,992     2,264,931
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from operations...............................     1,299,929       321,483     13,761,271     5,269,630     2,578,683
                                                       -----------    ----------    -----------   -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................     2,540,460     1,149,748     17,923,903    11,382,745     6,464,035
   Benefits and other policy-
      related transactions (Note 3).................      (351,660)     (154,351)    (6,498,823)   (2,909,569)   (1,385,132)
   Net transfers among funds........................    14,259,773     4,539,465     25,301,886     5,211,758     5,274,221
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    16,448,573     5,534,862     36,726,966    13,684,934    10,353,124
                                                       -----------    ----------    -----------   -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................     (285,438)      (191,983)      (107,895)     (106,424)     (221,877)
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    17,463,064     5,664,362     50,380,342    18,848,140    12,709,930
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................            --            --     37,466,453    18,618,313     5,908,383
                                                       -----------    ----------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................   $17,463,064    $5,664,362    $87,846,795   $37,466,453   $18,618,313
                                                       ===========    ==========    ===========   ===========   ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                                          ------------------------------------------------------

                                                                                                      MERRILL
                                                                         ALLIANCE                   LYNCH BASIC
                                                                       EQUITY INDEX                    VALUE
                                                                           FUND                     EQUITY FUND
                                                          ---------------------------------------   ------------

                                                             1997        1996          1995          1997*
                                                         ------------  ----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $  1,632,603    1,145,887   $   675,576   $   26,461
   Net realized gain (loss)..........................       435,940   11,903,017       539,950       40,394
   Change in unrealized appreciation /
      (depreciation) on investments..................    41,607,202    8,996,459    12,851,051      135,003
                                                       ------------  -----------   -----------   ----------

   Net increase (decrease) in net assets
      from operations................................    43,675,745   22,045,363    14,066,577      201,858
                                                       ------------  ------------  -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................    53,262,239   33,692,683    10,308,871    1,097,822
   Benefits and other policy-
      related transactions (Note 3)..................   (18,975,147) (56,493,042)   (2,111,532)    (135,034)
   Net transfers among funds.........................    67,867,827   23,434,912    18,305,589    4,661,128
                                                       ------------  -----------   -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............   102,154,919      634,553    26,502,928    5,623,916
                                                       ------------   ----------   -----------   ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................      (136,089)     (66,020)      (71,293)    (204,337)
                                                       ------------  -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................   145,694,575   22,613,896    40,498,212    5,621,437
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................    94,237,511   71,623,615    31,125,403           --
                                                       ------------  -----------   -----------   ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $239,932,086  $94,237,511   $71,623,615   $5,621,437
                                                       ============  ===========   ===========   ==========


                                                                          EQUITY SERIES (CONTINUED):
                                                        ----------------------------------------------------------------

                                                                               ALLIANCE                         MFS
                                                                             COMMON STOCK                     RESEARCH
                                                                                 FUND                           FUND
                                                         ------------------------------------------------     ----------

                                                              1997             1996              1995            1997*
                                                         --------------   --------------   --------------     ---------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $     (767,599)  $    3,505,756   $    8,208,894    $    7,315
   Net realized gain (loss)..........................     218,655,522      187,552,444       80,631,861        88,145
   Change in unrealized appreciation /
      (depreciation) on investments..................     272,798,112      112,608,618      183,872,928       249,382
                                                       --------------   --------------   --------------    ----------

   Net increase (decrease) in net assets
      from operations................................     490,686,035      303,666,818      272,713,683       344,842
                                                       ---------------  ---------------  ---------------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................     282,279,826      271,193,481      216,068,996     1,177,137
   Benefits and other policy-
      related transactions (Note 3)..................    (199,662,183)    (154,302,728)    (118,456,643)     (162,042)
   Net transfers among funds.........................      56,849,823        4,064,266      (34,354,864)    6,389,251
                                                       --------------   --------------   --------------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............     139,467,466      120,955,019       63,257,489     7,404,346
                                                       --------------   --------------   ----------------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................         (86,740)        (429,232)        (392,099)     (321,159)
                                                       --------------   --------------   --------------    ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................     630,066,761      424,192,605      335,579,073     7,428,029
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................   1,570,777,879    1,146,585,274      811,006,201            --
                                                       --------------    -------------   --------------    ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $2,200,844,640   $1,570,777,879   $1,146,585,274    $7,428,029
                                                       ==============   ==============   ==============    ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQUITY SERIES (CONTINUED):
                                           ----------------------------------------------------------------------------------------


                                                            ALLIANCE                                   ALLIANCE
                                                             GLOBAL                                  INTERNATIONAL
                                                              FUND                                       FUND
                                           -------------------------------------------  -------------------------------------------
                                               1997           1996           1995           1997             1996          1995**
                                           -------------   -----------   -------------  --------------  --------------  -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $  5,997,760   $  4,705,326   $  3,408,544   $ 1,089,454      $  411,375     $   159,029
   Net realized gain (loss) ............     56,837,641     23,774,539     12,264,394     2,267,768         709,281          50,951
   Change in unrealized appreciation /
      (depreciation) on investments ....    (12,504,865)    22,092,458     33,395,316    (4,651,627)      1,189,887         667,906
                                           ------------   ------------   ------------   -----------      ----------     -----------

   Net increase (decrease) in net assets
      from operations ..................     50,330,536     50,572,323     49,068,254    (1,294,405)       2,310,543        877,886
                                           ------------   ------------   ------------   -----------      -----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     85,714,413     96,457,308     92,666,618    14,198,839       12,055,154      2,028,670
   Benefits and other policy-
      related transactions (Note 3) ....    (48,793,564)   (43,292,191)   (37,507,499)   (4,716,765)      (2,295,079)      (339,723)
   Net transfers among funds ...........    (89,131,113)    (4,363,741)   (12,472,104)   (3,886,303)      17,095,516      9,885,952
                                           ------------   ------------   ------------   -----------      -----------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions .    (52,210,264)    48,801,376     42,687,015     5,595,771       26,855,591     11,574,899
                                           ------------   ------------   ------------   -----------      -----------    -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (147,270)       (93,415)       (96,720)      (27,091)         (21,865)       (20,847)
                                           ------------   ------------   ------------   -----------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........     (2,026,998)    99,280,284     91,658,549     4,274,275       29,144,269     12,431,938
NET ASSETS ATTRIBUTABLE TO .............             --             --             --            --               --             --
   POLICYOWNERS, BEGINNING OF PERIOD ...    432,777,304    333,497,020    241,838,471    41,576,207       12,431,938             --
                                           ------------   ------------   ------------   -----------      ------------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $430,750,306   $432,777,304   $333,497,020   $45,850,482      $41,576,207    $12,431,938
                                           ============   ============   ============   ===========      ===========    ===========

                                                  EQUITY SERIES (CONTINUED):
                                               -------------------------------
                                                                 MORGAN
                                                                STANLEY
                                              T. ROWE PRICE     EMERGING
                                               INTERNATIONAL    MARKETS
                                                STOCK FUND     EQUITY FUND
                                               -------------  ---------------
                                                   1997*           1997***
                                               -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income....................    $  (23,939)   $    13,761
   Net realized gain (loss).................       (50,331)       (14,566)
   Change in unrealized appreciation /
      (depreciation) on investments.........      (820,718)    (1,079,388)
                                                ----------    -----------

   Net increase (decrease) in net assets
      from operations.......................      (894,988)    (1,080,193)
                                                ----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................      2,268,440       323,739
   Benefits and other policy-
      related transactions (Note 3).........       (295,221)       (7,501)
   Net transfers among funds................     12,953,165     2,483,527
                                               ------------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions......     14,926,384     2,799,765
                                                -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............         60,283       807,804
                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............     14,091,679     2,527,376
NET ASSETS ATTRIBUTABLE TO                      -----------   -----------
   POLICYOWNERS, BEGINNING OF PERIOD........             --            --
                                                -----------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD..............    $14,091,679   $ 2,527,376
                                                ===========   ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                        EQUITY SERIES (CONTINUED):
                                         -------------------------------------------------------------------------------------


                                                               ALLIANCE                       WARBURG PINCUS    ALLIANCE SMALL
                                                           AGGRESSIVE STOCK                    SMALL COMPANY      CAP GROWTH
                                                                 FUND                           VALUE FUND          FUND
                                         -------------------------------------------------  -----------------  ----------------
                                               1997              1996             1995             1997*            1997*
                                         ---------------   ---------------   -------------  -----------------  ----------------


INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ (3,987,514)    $ (2,425,125)    $ (1,434,289)    $   (23,238)     $   (37,351)
   Net realized gain (loss) ............    107,947,093      163,630,203       73,464,436         140,194          (63,375)
   Change in unrealized appreciation /
      (depreciation) on investments ....    (13,921,615)     (33,653,883)      49,509,800        (228,709)         771,812
                                           ------------     ------------     ------------     -----------      -----------
   Net increase (decrease) in net assets
      from operations ..................     90,037,964        7,551,195      121,539,947        (111,753          671,086
                                           ------------     ------------     ------------     -----------      -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............    179,662,167      167,830,465      121,962,483       4,397,634        2,947,848
   Benefits and other policy-
      related transactions (Note 3) ....    107,529,554)     (85,246,883)     (63,165,185)       (608,891)        (599,875)
   Net transfers among funds ...........      1,712,877       28,481,572       19,367,834      20,737,304       19,670,856
                                           ------------     ------------     ------------     -----------      -----------

   Net increase (decrease) in net assets
      from policy-related transactions .     73,845,490      111,065,154       78,165,132      24,526,047       22,018,829
                                           ------------     ------------     ------------     -----------      -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (442,155)        (205,349)        (188,813)       (114,120)        (324,052
                                           ------------     ------------     ------------     -----------      -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    163,441,299      238,411,000      199,516,266      24,300,174       22,365,863
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...    793,599,131      555,188,131      355,671,865              --               --
                                           ------------     ------------     ------------     -----------      -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $957,040,430     $793,599,131     $555,188,131     $24,300,174      $22,365,863
                                           ============     ============     ============     ===========      ===========


                                                EQUITY
                                                SERIES
                                              (CONTINUED):               ASSET ALLOCATION SERIES:
                                           ---------------- -----------------------------------------------
                                             MFS EMERGING                       ALLIANCE
                                                GROWTH                    CONSERVATIVE INVESTORS
                                            COMPANIES FUND                        FUND
                                           ---------------- -------------    --------------   -------------
                                                1997*            1997             1996            1995
                                           ---------------- -------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $     5,523      $  6,151,782     $  6,690,887     $  7,247,815
   Net realized gain (loss) ............       458,032         6,305,200        3,677,543          689,721
   Change in unrealized appreciation /
      (depreciation) on investments ....       171,320         8,528,010       (2,661,985)      19,129,817
                                           -----------      ------------     ------------     ------------
   Net increase (decrease) in net assets
      from operations ..................       634,875        20,984,992        7,706,445       27,067,353
                                           -----------      ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     1,598,358        30,425,833       38,133,118       41,419,959
   Benefits and other policy-
      related transactions (Note 3) ....      (294,924)      (24,998,155)     (25,456,269      (22,866,003)
   Net transfers among funds ...........     8,886,415       (18,978,233)     (18,095,700       (3,379,296
                                           -----------      ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy-related transactions .    10,189,849       (13,550,555)      (5,418,851       15,174,660
                                           -----------      ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........      (449,170)         (113,620)         (36,213          (95,412)
                                           -----------      ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    10,375,554         7,320,817        2,251,381       42,146,601
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...            --       174,338,480      172,087,099      129,940,498
                                           -----------      ------------     ------------     ------------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $10,375,554      $181,659,297     $174,338,480     $172,087,099
                                           ===========      ============     ============     ============

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                              EQ/PUTNAM                         ALLIANCE
                                              BALANCED                      GROWTH INVESTORS
                                                FUND                              FUND
                                           ---------------  -----------------------------------------------
                                                1997*            1997             1996             1995
                                           ---------------  -------------    --------------   -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $   43,727       $ 14,710,285     $ 11,757,729     $ 13,059,547
   Net realized gain (loss) ............       31,680         53,312,210       75,274,214        9,174,038
   Change in unrealized appreciation /
      (depreciation) on investments ....      270,232         47,905,948      (14,635,180)      82,556,566
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from operations ..................      345,639        115,928,443       72,396,763      104,790,151
                                           ----------       ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............      213,829        139,280,509      159,654,177      155,616,059
   Benefits and other policy-related
      transactions (Note 3) ............      (60,092)       (95,656,635)     (81,943,749)     (68,357,709)
   Net transfers among funds ...........    1,458,185        (35,207,298)      (7,652,116)      (3,269,896)
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy related-transactions..    1,611,922          8,416,576       70,058,312       83,988,454
                                           ----------       ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....     (289,774)            79,090          (93,120)        (120,493)
                                           ----------       ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    1,667,787        124,424,109      142,361,955      188,658,112
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........           --        698,239,621      555,877,666      367,219,554
                                           ==========       ============     ============     ============

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $1,667,787       $822,663,730     $698,239,621     $555,877,666
                                           ==========       ============     ============     ============


                                                        ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                                                                                  MERRILL
                                                                                                   LYNCH
                                                               ALLIANCE                            WORLD
                                                               BALANCED                          STRATEGY
                                                                 FUND                              FUND
                                           -----------------------------------------------    -------------
                                                1997             1996             1995             1997*
                                           -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ 11,212,220     $ 10,604,542     $ 10,038,346     $   14,446
   Net realized gain (loss) ............     27,027,612       33,240,237        8,427,606         35,369
   Change in unrealized appreciation /
      (depreciation) on investments ....     18,495,462         (714,363)      45,976,062        (37,926)
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from operations ..................     56,735,294       43,130,416       64,442,014         11,889
                                           ------------     ------------     ------------     ----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     48,722,966       60,530,048       63,451,955        334,133
   Benefits and other policy-related
      transactions (Note 3) ............    (48,611,396)     (50,274,632)     (48,742,571)       (41,646)
   Net transfers among funds ...........    (55,377,177)     (22,122,080)     (18,908,540)     1,374,499
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from policy related-transactions .    (55,265,607)     (11,866,664)      (4,199,156)     1,666,986
                                           ------------     ------------     ------------     ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....         (4,006)        (134,906)         (93,214)       (94,148)
                                           ------------     ------------     ------------     ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........      1,465,681       31,128,846       60,149,644      1,584,727
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........    429,694,055      398,565,209      338,415,565             --
                                           ============     ============     ============     ==========

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $431,159,736     $429,694,055     $398,565,209     $1,584,727
                                           ============     ============     ============     ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.  General

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contract owners.

    Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class IA shares of The Hudson River Trust (HR Trust) or Class IB shares of EQ Advisors Trust (EQ Trust) (Collectively known as the Trusts). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset values and are subject to distribution fees imposed under a distribution plan adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act. The Trusts are open-end, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life Plus,(SM), IL Protector,(SM), IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the "Policies." The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $165,714,430, $(7,511,567) and $6,569,672 for the years ended 1997, 1996 and 1995, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter on the ex-dividend date and by EQ Trust in the fourth quarter. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

2.  Significant Accounting Policies (Continued)

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series, and IL COLI deduct this charge of 0.85% from the Policy Account. Under SP-Flex, Equitable Life also charges the daily net assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000 and IL Protector policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
    (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

4.  Amounts Retained by Equitable Life in Separate Account FP (Continued)

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:


                                                                         YEARS ENDED DECEMBER 31,
                                                                -------------------------------------------
           INVESTMENT FUND                                          1997           1996           1995
           ---------------                                          ----           ----           ----
          Fixed Income Series:
               Alliance Money Market                                      --            --     $  (250,000)
               Alliance Intermediate Government Securities                --            --        (165,000)
               Alliance Quality Bond                                      --     $(125,000)     (4,800,000)
               Alliance High Yield                                        --            --        (100,000)
           Equity Series:
               T. Rowe Price Equity Income                       $ 1,300,000            --              --
               EQ/Putnam Growth & Income Value                     1,200,000            --              --
               Alliance Growth & Income                                   --       (75,000)       (685,000)
               Alliance Equity Index                                      --            --              --
               Merrill Lynch Basic Value Equity                    1,200,000            --              --
               Alliance Common Stock                                      --      (185,000)       (630,000)
               MFS Research                                        2,000,000            --              --
               Alliance Global                                            --            --        (130,000)
               Alliance International                                     --            --         200,000
               T. Rowe Price International Stock                   4,000,000            --              --
               Morgan Stanley Emerging Markets Equity              4,000,000            --              --
               Alliance Aggressive Stock                                  --      (125,000)       (350,000)
               Warburg Pincus Small Company Value                    600,000            --              --
               Alliance Small Cap Growth                           1,200,000            --              --
               MFS Emerging Growth Companies                       2,000,000            --              --
           Asset Allocation Series:
               Alliance Conservative Investors                            --       (80,000)             --
               EQ/Putnam Balanced                                  2,000,000            --              --
               Alliance Growth Investors                                  --      (175,000)             --
               Alliance Balanced                                          --       (90,000)             --
               Merrill Lynch World Strategy                        2,000,000            --              --


5.  Distribution and Servicing Agreement

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Investment Returns

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net assets for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.18%    8.24%     9.18%    7.32%
Net return................      4.79%    4.70%    5.11%    3.39%     2.35%    2.94%    5.55%    7.59%     8.53%    6.68%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%        12.26%
Net return................      6.65%    3.15%   12.65%   (4.95)%     9.88%   4.96%        11.60%

                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.49%    4.73%   16.32%   (5.67)%      (0.66)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     17.76%   22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%    4.50%    9.08%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.64%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.75%

                                                                OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,      DECEMBER 31,
                               -------------------------------------------------
ALLIANCE GROWTH & INCOME FUND   1997     1996     1995      1994      1993
-----------------------------   ----     ----     ----      ----      ----
Gross return..............     26.90%   20.09%   24.07%   (0.58)%    (0.25)%
Net return................     25.99%   19.36%   23.33%   (1.17)%    (0.41)%

                                 SEPTEMBER 30(A)
                               YEARS ENDED DECEMBER 31,  TO DECEMBER 31,
                              --------------------------------------------
ALLIANCE EQUITY INDEX FUND      1997     1996     1995         1994
--------------------------      ----     ----     ----         ----
Gross return..............     32.58%   22.39%   36.48%       1.08%
Net return................     31.77%   21.65%   35.66%       0.58%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997
RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.55%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%
Net return................     28.44%   23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.59%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................     10.88%   13.91%   18.11%    4.60%    31.33%   (1.10)%  29.77%   (6.63)%   26.17%   10.22%

                                                               APRIL 3(A) TO
                                  YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (2.98)%           9.82%         11.29%
Net return................        (3.63)%           9.15%         10.79%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............        (1.49)%
Net return................        (1.90)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.37)%


                                                                YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND    1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------    ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%
Net return................       10.14%   21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.65%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*



EQUITY SERIES (CONCLUDED):
                                MAY 1(A) TO
ALLIANCE SMALL CAP              DECEMBER 31,
                              -----------------
GROWTH FUND                         1997
-----------                         ----
Gross return..............          26.74%
Net return................          26.18%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.95%


ASSET ALLOCATION SERIES:
                                                                                                       OCTOBER 2(A) TO
ALLIANCE CONSERVATIVE                                 YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              ------------------------------------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993     1992     1991      1990        1989
--------------                  ----     ----     ----      ----     ----     ----     ----      ----        ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%         3.09%
Net return................     12.55%    4.57%   19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%         2.94%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............          14.38%
Net return................          14.02%


                                                                                                        OCTOBER 2(A) TO
                                                       YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND  1997     1996      1995     1994     1993     1992      1991     1990         1989
------------------------------  ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     16.87%   12.61%    26.37%   (3.15)%  15.26%    4.90%    48.89%   10.66%        3.98%
Net return................     16.07%   11.93%    25.62%   (3.73)%  14.58%    4.27%    48.01%   10.00%        3.82%



                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%
Net return................     14.30%   11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............           4.70%
Net return................           4.29%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000


FIXED INCOME SERIES:
                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%        1.11%
Net return................      4.47%    4.38%    4.80%    3.08%     2.04%        0.77%

ALLIANCE INTERMEDIATE
GOVERNMENT SECURITIES FUND
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%        0.90%
Net return................      6.33%    2.84%   12.31%   (5.23)%     9.55%       0.56%


                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.16%    4.41%   15.97%   (5.95)%      (0.73)%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993         1992
------------------------        ----     ----     ----      ----     ----         ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%        1.84%
Net return................     17.40%   21.77%   18.84%   (3.66)%   22.04%        1.50%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.40%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.52%

                                                                  OCTOBER 1(A)
                                    YEARS ENDED DECEMBER 31,     TO DECEMBER 31,
                                ------------------------------------------------
ALLIANCE GROWTH & INCOME FUND     1997    1996    1995     1994      1993
-----------------------------     ----    ----    ----     ----      ----
Gross return..............       26.90%  20.09%  24.07%  (0.58)%    (0.25)%
Net return................       25.61%  19.00%  22.96%  (1.47)%    (0.48)%

                                                                   MARCH 1(A) TO
                                      YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                ------------------------------------------------
ALLIANCE EQUITY INDEX FUND        1997         1996          1995      1994
--------------------------        ----         ----          ----      ----
Gross return..............        32.58%       22.39%       36.48%     1.08%
Net return................        31.38%       21.28%       35.26%     0.33%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000



EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.32%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%        5.28%
Net return................     28.06%   23.15%   31.26%   (3.02)%   23.70%        4.93%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.36%


                                                                            AUGUST 17(A) TO
ALLIANCE GLOBAL FUND                     YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%        4.87%
Net return................     10.54%   13.56%   17.75%    4.29%    30.93%        4.52%

                                                               APRIL 3(A) TO
                                 YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............          (2.98)%         9.82%         11.29%
Net return................          (3.93)%         8.82%         10.55%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............          (1.49)%
Net return................          (2.10)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.46)%

-------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000




EQUITY SERIES (CONCLUDED):
                                                                              MARCH 1(A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                 ----------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND     1997     1996     1995      1994     1993         1992
------------------------------     ----     ----     ----      ----     ----         ----
Gross return..............        10.94%   22.20%   31.63%   (3.81)%   16.77%        11.49%
Net return................         9.81%   21.09%   30.46%   (4.68)%   15.70%        11.11%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.41%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
ALLIANCE SMALL CAP                  1997
GROWTH FUND                         ----
Gross return..............          26.74%
Net return................          25.92%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.70%


ASSET ALLOCATION SERIES:
                                                                            AUGUST 17(A) TO
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993         1992
--------------                  ----     ----     ----      ----     ----         ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%        1.38%
Net return................     12.21%    4.26%   19.32%   (4.96)%     9.81%       1.04%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............         14.38%
Net return................         13.79%


ALLIANCE GROWTH INVESTORS FUND
------------------------------                                              AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     16.87%   12.61%   26.37%   (3.15)%   15.26%       6.89%
Net return................     15.72%   11.59%   25.24%   (4.02)%   14.24%       6.53%

ALLIANCE BALANCED FUND
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%       5.37%
Net return................     13.96%   10.67%   18.68%   (8.84)%   11.30%       5.02%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............         4.70%
Net return................         4.08%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


FIXED INCOME SERIES:

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                             1997          1996          1995
                                             ----          ----          ----
Alliance Money Market Fund............       5.42%         5.33%         5.69%
Alliance Intermediate Government
Securities Fund.......................       7.29%         3.78%        13.31%
Alliance Quality Bond Fund............       9.14%         5.36%        17.13%
Alliance High Yield Fund..............      18.47%        22.89%        19.95%

EQUITY SERIES:

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
T. Rowe Price Equity Income Fund......           22.13%
EQ/Putnam Growth & Income
Value Fund............................           14.48%

                                               YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Growth & Income Fund.........    26.90%        20.09%        24.38%
Alliance Equity Index Fund............    32.57%        22.38%        36.53%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch Basic Value
Equity Fund...........................            17.02%

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Common Stock Fund............     29.40%       24.28%        33.07%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
MFS Research Fund.....................            16.05%

                                                  YEARS ENDED DECEMBER 31,
                                        ----------------------------------------
                                            1997           1996            1995
                                            ----           ----            ----
Alliance Global Fund..................     11.66%         14.60%          19.38%


                                            YEARS ENDED          APRIL 30 TO
                                            DECEMBER 31,       DECEMBER 31, (A)
                                        ---------------------------------------
                                          1997        1996           1995
                                          ----        ----           ----
Alliance International Fund...........   (3.05)%      9.81%         11.29%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


EQUITY SERIES (CONCLUDED):

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
T. Rowe Price International
Stock Fund............................            (1.50)%

                                         AUGUST 20 TO DECEMBER
                                                31, (A)
                                        -------------------------
                                                  1997
Morgan Stanley Emerging Markets
Equity Fund...........................           (20.19)%

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                            1997          1996           1995
                                            ----          ----           ----
Alliance Aggressive Stock Fund........      10.94%       22.20%         33.00%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Warburg Pincus Small Company                      19.13%
Value Fund............................
Alliance Small Cap Growth Fund........            26.69%
MFS Emerging Growth
Companies Fund........................            22.44%

ASSET ALLOCATION SERIES:

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                          1997          1996           1995
                                          ----          ----           ----
Alliance Conservative Investors Fund..    13.25%        5.21%         20.59%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
EQ/Putnam Balanced Fund...............           14.48%

                                              YEARS ENDED DECEMBER 31,
                                        -------------------------------------
                                          1997         1996          1995
                                          ----         ----          ----
Alliance Growth Investors Fund........    16.87%      12.61%        26.92%
Alliance Balanced Fund................    15.06%      11.68%        20.32%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch World Strategy Fund.....            4.71%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*

FIXED INCOME SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                          ------------------------------------
                                                   1997           1996
                                                   ----           ----
ALLIANCE MONEY MARKET FUND
Gross return .........................             5.42%          5.33%
Net return ...........................             4.57%          2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES
Gross return .........................             7.29%          3.78%
Net return ...........................             6.43%          4.49%

ALLIANCE QUALITY BOND FUND
Gross return .........................             9.14%          5.36%
Net return ...........................             8.27%          7.86%

ALLIANCE HIGH YIELD FUND
Gross return .........................            18.47%         22.89%
Net return ...........................            17.52%         13.90%

EQUITY SERIES:

                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE EQUITY INCOME FUND
Gross return .........................            22.11%
Net return ...........................            21.48%

EQ/PUTNAM GROWTH & INCOME
VALUE FUND
Gross return .........................            16.23%
Net return ...........................            13.87%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER  31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE GROWTH & INCOME FUND
Gross return .........................            26.90%          20.09%
Net return ...........................            25.74%          15.63%

ALLIANCE EQUITY INDEX FUND
Gross return .........................            32.58%          22.39%
Net return ...........................            31.51%          16.25%



-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONTINUED):


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MERRILL LYNCH BASIC VALUE
EQUITY FUND
Gross return .........................            16.99%
Net return ...........................            16.40%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                  1997              1996
                                                  ----              ----
ALLIANCE COMMON STOCK FUND
Gross return .........................           29.40%            24.28%
Net return ...........................           28.18%            17.44%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MFS RESEARCH FUND
Gross return .........................            16.07%
Net return ...........................            15.43%


                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GLOBAL FUND
Gross return .........................            11.66%           14.60%
Net return ...........................            10.65%            6.78%

ALLIANCE INTERNATIONAL FUND
Gross return .........................            (2.98)%           9.82%
Net return ...........................            (3.83)%           2.11%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE INTERNATIONAL STOCK FUND
Gross return .........................
                                                  (1.49)%
Net return ...........................            (2.03)%


                                         AUGUST 20(A) TO DECEMBER
                                                   31,
                                        ---------------------------

                                                   1997
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
Gross return .........................
                                                 (20.16)%
Net return ...........................           (20.43)%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONCLUDED):

                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE AGGRESSIVE STOCK FUND
Gross return .........................            10.94%           22.20%
Net return ...........................             9.92%            6.22%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
WARBURG PINCUS SMALL COMPANY
VALUE FUND
Gross return .........................            19.15%
Net return ...........................            18.49%

ALLIANCE SMALL CAP GROWTH FUND
Gross return .........................            26.74%
Net return ...........................            26.01%

MFS EMERGING GROWTH COMPANIES FUND
Gross return .........................            22.42%
Net return ...........................            21.78%

ASSET ALLOCATION SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE CONSERVATIVE INVESTORS FUND
Gross return .........................            13.25%           5.21%
Net return ...........................            12.32%           7.94%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
EQ/PUTNAM BALANCED FUND
Gross return .........................            14.38%
Net return ...........................            13.87%


                                                 YEAR ENDED   AUGUST 5(A) TO
                                                DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GROWTH INVESTORS FUND
Gross return .........................            16.87%           12.61%
Net return ...........................            15.84%            9.38%

ALLIANCE BALANCED FUND
Gross return .........................            15.06%           11.68%
Net return ...........................            14.07%            8.67%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
MERRILL LYNCH WORLD STRATEGY FUND
Gross return .........................             4.70%
Net return ...........................             4.15%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SP-FLEX


FIXED INCOME SERIES:
                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.17%    8.24%     9.18%    7.32%
Net return................      3.54%    3.44%    3.86%    2.17%     1.13%    1.71%    4.29%    6.30%     7.24%    5.41%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%       12.10%
Net return................      5.38%    1.91%   11.31%   (6.08)%     8.57%   3.71%       10.59%

                                                                              SEPTEMBER 1(A)
                                                                                    TO
                                         YEARS ENDED DECEMBER 31,               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1997           1996            1995            1994
--------------------------          ----           ----            ----            ----
Gross return..............         9.14%           5.36%          17.02%         (2.20)%
Net return................         7.19%           3.47%          14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     16.35%   20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%

EQUITY SERIES:
                                                                 SEPTEMBER 1(A)
                                                                      TO
                                   YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              --------------------------------------------------
ALLIANCE GROWTH & INCOME FUND    1997        1996         1995       1994
-----------------------------    ----        ----         ----       ----
Gross return..............      26.90%      20.09%       24.07%    (3.40)%
Net return................      24.50%      17.93%       21.87%    (3.55)%

ALLIANCE EQUITY INDEX FUND       1997        1996         1995       1994
--------------------------       ----        ----         ----       ----
Gross return..............      32.58%      22.39%       36.48%    (2.54)%
Net return................      30.21%      20.19%       34.06%    (2.69)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%
Net return................     26.91%   22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%

ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................      9.56%   12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%     8.90%

                                        YEARS ENDED           APRIL 3(A) TO
                                       DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (3.05)%          9.82%          11.29%
Net return................        (4.78)%          7.84%           9.82%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %
Net return................      8.83%   20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONCLUDED)
SP-FLEX


ASSET ALLOCATION SERIES:

                                                                              SEPTEMBER 1(A)
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
INVESTORS FUND                      1997           1996            1995            1994
--------------                      ----           ----            ----            ----
Gross return..................     13.25%          5.21%          20.40%         (1.83)%
Net return....................     11.21%          3.32%          18.26%         (1.98)%

                                                                              SEPTEMBER 1(A)
                                         YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1997           1996            1995            1994
------------------------------      ----           ----            ----            ----
Gross return..................     16.87%         12.61%          26.37%         (3.16)%
Net return....................     14.69%         10.58%          24.12%         (3.31)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 15.06%   11.68%   19.75%   (8.02)%   12.28%    (2.83)% 41.27%    0.24 %   25.83%   13.27%
Net return.................... 12.94%    9.67%   17.62%   (9.66)%   10.31%    (4.57)% 38.75%   (1.56)%   23.59%   11.25%

-------------------------------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-32

February 10, 1998





                        Report of Independent Accountants


To the Board of Directors and Shareholders of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996 and for loan impairments in 1995.




/s/ Price Waterhouse, LLP
---------------------------
    Price Waterhouse LLP
    New York, New York
    February 10, 1998

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    19,630.9        $    18,077.0
  Mortgage loans on real estate.............................................         2,611.4              3,133.0
  Equity real estate........................................................         2,749.2              3,297.5
  Policy loans..............................................................         2,422.9              2,196.1
  Other equity investments..................................................           951.5                860.6
  Investment in and loans to affiliates.....................................           731.1                685.0
  Other invested assets.....................................................           624.7                 25.4
                                                                              -----------------    -----------------
      Total investments.....................................................        29,721.7             28,274.6
Cash and cash equivalents...................................................           300.5                538.8
Deferred policy acquisition costs...........................................         3,236.6              3,104.9
Amounts due from discontinued operations....................................           572.8                996.2
Other assets................................................................         2,685.2              2,552.2
Closed Block assets.........................................................         8,566.6              8,495.0
Separate Accounts assets....................................................        36,538.7             29,646.1
                                                                              -----------------    -----------------

Total Assets................................................................   $    81,622.1        $    73,607.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,579.5        $    21,865.6
Future policy benefits and other policyholder's liabilities.................         4,553.8              4,416.6
Short-term and long-term debt...............................................         1,991.2              1,766.9
Other liabilities...........................................................         3,257.1              2,785.1
Closed Block liabilities....................................................         9,073.7              9,091.3
Separate Accounts liabilities...............................................        36,306.3             29,598.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        76,761.6             69,523.8
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,105.8              3,105.8
Retained earnings...........................................................         1,235.9                798.7
Net unrealized investment gains.............................................           533.6                189.9
Minimum pension liability...................................................           (17.3)               (12.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,860.5              4,084.0
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    81,622.1        $    73,607.8
                                                                              =================    =================



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      950.6       $       874.0      $       788.2
Premiums......................................................          601.5               597.6              606.8
Net investment income.........................................        2,282.8             2,203.6            2,088.2
Investment (losses) gains, net................................          (45.2)               (9.8)               5.3
Commissions, fees and other income............................        1,227.2             1,081.8              897.1
Contribution from the Closed Block............................          102.5               125.0              143.2
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,119.4             4,872.2            4,528.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,266.2             1,270.2            1,248.3
Policyholders' benefits.......................................          978.6             1,317.7            1,008.6
Other operating costs and expenses............................        2,203.9             2,075.7            1,775.8
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,448.7             4,663.6            4,032.7
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................          670.7               208.6              496.1
Federal income taxes..........................................           91.5                 9.7              120.5
Minority interest in net income of consolidated subsidiaries..           54.8                81.7               62.8
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          524.4               117.2              312.8
Discontinued operations, net of Federal income taxes..........          (87.2)              (83.8)               -
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (23.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      437.2       $        10.3      $       312.8
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning and end of year.....        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          798.7               788.4              475.6
Net earnings..................................................          437.2                10.3              312.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,235.9               798.7              788.4
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year...          189.9               396.5             (220.5)
Change in unrealized investment gains (losses)................          343.7              (206.6)             617.0
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains, end of year..................          533.6               189.9              396.5
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (12.9)              (35.1)              (2.7)
Change in minimum pension liability...........................           (4.4)               22.2              (32.4)
                                                                                                      -----------------
                                                                -----------------  -----------------
Minimum pension liability, end of year........................          (17.3)              (12.9)             (35.1)
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    4,860.5       $     4,084.0      $     4,258.1
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      437.2       $        10.3      $       312.8
Adjustments  to  reconcile  net  earnings  to net  cash  provided  by  operating activities:
  Interest credited to policyholders' account balances........        1,266.2             1,270.2            1,248.3
  Universal life and investment-type product
    policy fee income.........................................         (950.6)             (874.0)            (788.2)
  Investment losses (gains)...................................           45.2                 9.8               (5.3)
  Change in Federal income tax payable........................          (74.4)             (197.1)             221.6
  Other, net..................................................          169.4               330.2               80.5
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          893.0               549.4            1,069.7
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,702.9             2,275.1            1,897.4
  Sales.......................................................       10,385.9             8,964.3            8,867.1
  Purchases...................................................      (13,205.4)          (12,559.6)         (11,675.5)
  (Increase) decrease in short-term investments...............         (555.0)              450.3              (99.3)
  Decrease in loans to discontinued operations................          420.1             1,017.0            1,226.9
  Sale of subsidiaries........................................          261.0                 -                  -
  Other, net..................................................         (612.6)             (281.0)            (413.4)
                                                                -----------------  -----------------  -----------------

Net cash used by investing activities.........................         (603.1)             (133.9)            (196.8)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities: Policyholders' account balances:
    Deposits..................................................        1,281.7             1,925.4            2,586.5
    Withdrawals...............................................       (1,886.8)           (2,385.2)          (2,657.1)
  Net increase (decrease) in short-term financings............          419.9                 (.3)             (16.4)
  Additions to long-term debt.................................           32.0                 -                599.7
  Repayments of long-term debt................................         (196.4)             (124.8)             (40.7)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (83.9)                -             (1,215.4)
  Other, net..................................................          (94.7)              (66.5)             (48.4)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (528.2)             (651.4)            (791.8)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (238.3)             (235.9)              81.1
Cash and cash equivalents, beginning of year..................          538.8               774.7              693.6
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      300.5       $       538.8      $       774.7
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      217.1       $       109.9      $        89.6
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      170.0       $       (10.0)     $       (82.7)
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and, prior to December 31, 1996, its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.7% at December 31, 1997 (54.3% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued operations (see Note
        7).

        The years "1997," "1996" and "1995" refer to the years ended December 31, 1997, 1996 and 1995, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1997 presentation.

        Closed Block

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations consist of the business of the former Guaranteed Interest Contract ("GIC") segment which includes the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the GIC lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and, during the 1997 and 1996 fourth quarter reviews, the allowance for future losses was increased. Management believes the allowance for future losses at December 31, 1997 is adequate to provide for all future losses; however, the determination of the allowance continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 7).

        Accounting Changes

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to The Equitable's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". Impaired loans within SFAS No. 114's scope are to be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of this statement did not have a material effect on the level of the allowances for possible losses or on the Company's consolidated statements of earnings and shareholder's equity.

        New Accounting Pronouncements

        In January 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits," which revises current note disclosure requirements for employers' pension and other retiree benefits. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997. The Company will adopt the provisions of SFAS No. 132 in the 1998 consolidated financial statements.

        In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual and interim financial statements issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Generally, financial information will be required to be reported on the basis used by management for evaluating segment performance and for deciding how to allocate resources to segments. This statement is effective for fiscal years beginning after December 15, 1997 and need not be applied to interim reporting in the initial year of adoption. Restatement of comparative information for earlier periods is required. Management is currently reviewing its definition of business segments in light of the requirements of SFAS No. 131.

        In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 requires an enterprise to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. This statement is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The Company will adopt the provisions of SFAS No. 130 in its 1998 consolidated financial statements.

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Implementation of SFAS No. 125 did not have nor is SFAS No. 127 expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1997, the expected investment yield, excluding policy loans, generally ranged from 7.53% grading to 7.92% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $886.7 million and $869.4 million at December 31, 1997 and 1996, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Incurred benefits related to current year..........  $       190.2       $      189.0       $      176.0
        Incurred benefits related to prior years...........            2.1               69.1               67.8
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       192.3       $      258.1       $      243.8
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        28.8       $       32.6       $       37.0
        Benefits paid related to prior years...............          146.2              153.3              137.8
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       175.0       $      185.9       $      174.8
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1997, participating policies, including those in the Closed Block, represent approximately 21.2% ($50.2 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1997, 1996 and 1995, investment results of such Separate Accounts were $3,411.1 million, $2,970.6 million and $1,963.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. See Note 21 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,230.3      $       785.0       $       74.5       $    14,940.8
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..          673.0                6.8                 .1               679.7
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================
        December 31, 1996
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $    13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3             2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3             1,559.3
            States and political subdivisions..           77.0                4.5                -                  81.5
            Foreign governments................          302.6               18.0                2.2               318.4
            Redeemable preferred stock.........          139.1                3.3                7.1               135.3
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $    18,077.0
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       362.0      $        49.3       $       17.7       $       393.6
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value having an amortized cost of $3,759.2 million and $3,915.7 million, respectively, had estimated fair values of $3,903.9 million and $4,024.6 million, respectively.

        The contractual maturity of bonds at December 31, 1997 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      149.9       $      151.3
        Due in years two through five..........................................       2,962.8            3,025.2
        Due in years six through ten...........................................       6,863.9            7,093.0
        Due after ten years....................................................       6,952.3            7,502.7
        Mortgage-backed securities.............................................       1,702.8            1,725.0
                                                                                ----------------   -----------------
        Total..................................................................  $   18,631.7       $   19,497.2
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1997, approximately 17.85% of the $18,610.6 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balances, beginning of year........................  $       137.1       $      325.3       $      284.9
        SFAS No. 121 release...............................            -               (152.4)               -
        Additions charged to income........................          334.6              125.0              136.0
        Deductions for writedowns and
          asset dispositions...............................          (87.2)            (160.8)             (95.6)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        55.8       $       50.4       $       65.5
          Equity real estate...............................          328.7               86.7              259.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        At December 31, 1997, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.6 million of fixed maturities and $.9 million of mortgage loans on real estate.

        At December 31, 1997 and 1996, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $23.4 million (0.9% of total mortgage loans on real estate) and $12.4 million (0.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $183.4 million and $388.3 million at December 31, 1997 and 1996, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $17.2 million, $35.5 million and $52.1 million in 1997, 1996 and 1995, respectively. Gross interest income on these loans included in net investment income aggregated $12.7 million, $28.2 million and $37.4 million in 1997, 1996 and 1995, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1997                 1996
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        196.7       $        340.0
        Impaired mortgage loans without provision for losses...............             3.6                122.3
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           200.3                462.3
        Provision for losses...............................................           (51.8)               (46.4)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        148.5       $        415.9
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1997, 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $246.9 million, $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $15.2 million, $38.8 million and $27.9 million ($2.3 million, $17.9 million and $13.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1997 and 1996, the carrying value of equity real estate held for sale amounted to $1,023.5 million and $345.6 million, respectively. For 1997, 1996 and 1995, respectively, real estate of $152.0 million, $58.7 million and $35.3 million was acquired in satisfaction of debt. At December 31, 1997 and 1996, the Company owned $693.3 million and $771.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $541.1 million and $587.5 million at December 31, 1997 and 1996, respectively. Depreciation expense on real estate totaled $74.9 million, $91.8 million and $121.7 million for 1997, 1996 and 1995, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (29 and 34 individual ventures as of December 31, 1997 and 1996, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $    1,700.9       $    1,883.7
        Investments in securities, generally at estimated fair value...........       1,374.8            2,430.6
        Cash and cash equivalents..............................................         105.4               98.0
        Other assets...........................................................         584.9              427.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      493.4       $    1,574.3
        Borrowed funds - the Company...........................................          31.2              137.9
        Other liabilities......................................................         284.0              415.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         808.6            2,128.0
                                                                                ----------------   -----------------

        Partners' capital......................................................       2,957.4            2,711.3
                                                                                ----------------   -----------------

        Total Liabilities and Partners' Capital................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      568.5       $      806.8
        Equity in limited partnership interests not included above.............         331.8              201.8
        Other..................................................................           4.3                9.8
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $      904.6       $    1,018.4
                                                                                ================   =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       310.5       $      348.9       $      463.5
        Revenues of other limited partnership interests....          506.3              386.1              242.3
        Interest expense - third party.....................          (91.8)            (111.0)            (135.3)
        Interest expense - the Company.....................           (7.2)             (30.0)             (41.0)
        Other expenses.....................................         (263.6)            (282.5)            (397.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       454.2       $      311.5       $      131.8
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        76.7       $       73.9       $       49.1
        Equity in net earnings of limited partnerships
          interests not included above.....................           69.5               35.8               44.8
        Other..............................................            (.9)                .9                1.0
                                                                                                   -----------------
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       145.3       $      110.6       $       94.9
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,459.4       $    1,307.4       $    1,151.1
        Mortgage loans on real estate......................          260.8              303.0              329.0
        Equity real estate.................................          390.4              442.4              560.4
        Other equity investments...........................          156.9              122.0               76.9
        Policy loans.......................................          177.0              160.3              144.4
        Other investment income............................          181.7              217.4              273.0
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,626.2            2,552.5            2,534.8
                                                            -----------------   ----------------   -----------------

          Investment expenses..............................          343.4              348.9              446.6
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,282.8       $    2,203.6       $    2,088.2
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $        88.1       $       60.5       $      119.9
        Mortgage loans on real estate......................          (11.2)             (27.3)             (40.2)
        Equity real estate.................................         (391.3)             (79.7)             (86.6)
        Other equity investments...........................           14.1               18.9               12.8
        Sale of subsidiaries...............................          252.1                -                  -
        Issuance and sales of Alliance Units...............            -                 20.6                -
        Other..............................................            3.0               (2.8)               (.6)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $       (45.2)      $       (9.8)      $        5.3
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $11.7 million, $29.9 million and $46.7 million for 1997, 1996 and 1995, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million and $23.7 million for 1997 and 1996, respectively. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally in the fourth quarter, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1997, 1996 and 1995, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $9,789.7 million, $8,353.5 million and $8,206.0 million. Gross gains of $166.0 million, $154.2 million and $211.4 million and gross losses of $108.8 million, $92.7 million and $64.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1997, 1996 and 1995 amounted to $513.4 million, $(258.0) million and $1,077.2 million, respectively.

        For 1997, 1996 and 1995, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $137.5 million, $136.7 million and $131.2 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. Equitable Life recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE will continue to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and the years ended December 31, 1996 and 1995, respectively, the businesses sold reported combined revenues of $91.6 million, $226.1 million and $245.6 million and combined net earnings of $10.7 million, $30.7 million and $27.9 million. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration to be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1997, the Company's ownership of Alliance Units was approximately 56.9%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balance, beginning of year.........................  $       189.9       $      396.5       $     (220.5)
        Changes in unrealized investment gains (losses)....          543.3             (297.6)           1,198.9
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           53.2                -                (78.1)
            DAC............................................          (89.0)              42.3             (216.8)
            Deferred Federal income taxes..................         (163.8)              48.7             (287.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       871.2       $      357.8       $      615.9
            Other equity investments.......................           33.7               31.6               31.1
            Other, principally Closed Block................           80.9               53.1               93.1
                                                            -----------------   ----------------   -----------------
              Total........................................          985.8              442.5              740.1
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (19.0)             (72.2)             (72.2)
              DAC..........................................         (141.0)             (52.0)             (94.3)
              Deferred Federal income taxes................         (292.2)            (128.4)            (177.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,059.4 and $3,820.7)...........................................  $    4,231.0         $    3,889.5
        Mortgage loans on real estate........................................       1,341.6              1,380.7
        Policy loans.........................................................       1,700.2              1,765.9
        Cash and other invested assets.......................................         282.7                336.1
        DAC..................................................................         775.2                876.5
        Other assets.........................................................         235.9                246.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,566.6         $    8,495.0
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    8,993.2         $    8,999.7
        Other liabilities....................................................          80.5                 91.6
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,073.7         $    9,091.3
                                                                              =================    =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       687.1       $      724.8       $      753.4
        Investment income (net of investment
          expenses of $27.0, $27.3 and $26.7)..............          574.9              546.6              538.9
        Investment losses, net.............................          (42.4)              (5.5)             (20.2)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,219.6            1,265.9            1,272.1
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,066.7            1,106.3            1,077.6
        Other operating costs and expenses.................           50.4               34.6               51.3
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,117.1            1,140.9            1,128.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       102.5       $      125.0       $      143.2
                                                            =================   ================   =================

        At December 31, 1997 and 1996, problem mortgage loans on real estate had an amortized cost of $8.1 million and $4.3 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $70.5 million and $114.2 million, respectively. At December 31, 1996, the restructured mortgage loans on real estate amount included $.7 million of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $       109.1      $       128.1
        Impaired mortgage loans without provision for losses...................             .6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          109.7              128.7
        Provision for losses...................................................          (17.4)             (12.9)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        92.3      $       115.8
                                                                                ================   =================

        During 1997, 1996 and 1995, the Closed Block's average recorded investment in impaired mortgage loans was $110.2 million, $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $9.4 million, $10.9 million and $5.9 million ($4.1 million, $4.7 million and $1.3 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $18.5 million and $13.8 million on mortgage loans on real estate and $16.8 million and $3.7 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million, $12.8 million and $16.8 million for 1997, 1996 and 1995, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in the fourth quarter, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)

        Assets
        Mortgage loans on real estate........................................  $      655.5         $    1,111.1
        Equity real estate...................................................         655.6                925.6
        Other equity investments.............................................         209.3                300.5
        Short-term investments...............................................         102.0                 63.2
        Other invested assets................................................          41.9                 50.9
                                                                              -----------------    -----------------
          Total investments..................................................       1,664.3              2,451.3
        Cash and cash equivalents............................................         106.8                 42.6
        Other assets.........................................................         253.9                242.9
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,048.3         $    1,335.9
        Allowance for future losses..........................................         259.2                262.0
        Amounts due to continuing operations.................................         572.8                996.2
        Other liabilities....................................................         144.7                142.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================


                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $97.3, $127.5 and $153.1)............  $       188.6       $      245.4       $      323.6
        Investment losses, net.............................         (173.7)             (18.9)             (22.9)
        Policy fees, premiums and other income.............             .2                 .2                 .7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           15.1              226.7              301.4

        Benefits and other deductions......................          169.5              250.4              326.5
        Losses charged to allowance for future losses......         (154.4)             (23.7)             (25.1)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (134.1)            (129.0)               -
        Federal income tax benefit.........................           46.9               45.2                -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (87.2)      $      (83.8)      $        -
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the allowance in 1997 and 1996, respectively.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in the fourth quarter, $92.5 million of writedown on real estate held for production of income were recognized.

        Benefits and other deductions includes $53.3 million, $114.3 million and $154.6 million of interest expense related to amounts borrowed from continuing operations in 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $28.4 million and $9.0 million on mortgage loans on real estate and $88.4 million and $20.4 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1997 and 1996, problem mortgage loans on real estate had amortized costs of $11.0 million and $7.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $109.4 million and $208.1 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        Impaired mortgage loans with provision for losses......................  $       101.8      $        83.5
        Impaired mortgage loans without provision for losses...................             .2               15.0
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          102.0               98.5
        Provision for losses...................................................          (27.3)              (8.8)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        74.7      $        89.7
                                                                                ================   =================

        During 1997, 1996 and 1995, the discontinued operations' average recorded investment in impaired mortgage loans was $89.2 million, $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $6.6 million, $10.1 million and $4.5 million ($5.3 million, $7.5 million and $.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        At December 31, 1997 and 1996, discontinued operations had carrying values of $156.2 million and $263.0 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      422.2         $      174.1
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.6
          Other..............................................................            .3                   .5
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.5
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.87% - 12.00% due through 2006....................         951.1                968.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          18.5                 24.7
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,569.0              1,592.8
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,991.2         $    1,766.9
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in June 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1997 range from 5.88% to 8.50%. There were no borrowings outstanding under this bank credit facility at December 31, 1997.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1997, $50.0 million was outstanding under this program.

        During 1996, Alliance entered into a $250.0 million five-year revolving credit facility with a group of banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for Alliance's $250.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. At December 31, 1997, Alliance had $72.0 million in commercial paper outstanding and there were no borrowings under the revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. Payments of interest on, or principal of, the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,164.0 million and $1,406.4 million at December 31, 1997 and 1996, respectively, as collateral for certain long-term debt.

        At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years are $565.8 million, $201.4 million, $8.6 million, $1.7 million and $1.8 million, respectively, and $790.6 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       186.5       $       97.9       $      (11.7)
          Deferred.........................................          (95.0)             (88.2)             132.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       234.7       $       73.0       $      173.7
        Non-taxable minority interest......................          (38.0)             (28.6)             (22.0)
        Adjustment of tax audit reserves...................          (81.7)               6.9                4.1
        Equity in unconsolidated subsidiaries..............          (45.1)             (32.3)             (19.4)
        Other..............................................           21.6               (9.3)             (15.9)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1997                  December 31, 1996
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Compensation and related benefits......  $     257.9      $        -        $      259.2      $       -
        Other..................................         30.7               -                 -                1.8
        DAC, reserves and reinsurance..........          -               222.8               -              166.0
        Investments............................          -               405.7               -              328.6
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     288.6      $      628.5      $      259.2      $     496.4
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        46.2       $     (156.2)      $       63.3
        Investments........................................         (113.8)              78.6               13.0
        Compensation and related benefits..................            3.7               22.3               30.8
        Other..............................................          (31.1)             (32.9)              25.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense................................  $       (95.0)      $      (88.2)      $      132.2
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       448.6       $      461.4       $      474.2
        Reinsurance assumed................................          198.3              177.5              171.3
        Reinsurance ceded..................................          (45.4)             (41.3)             (38.7)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       601.5       $      597.6       $      606.8
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        61.0       $       48.2       $       44.0
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        70.6       $       54.1       $       48.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        36.4       $       32.3       $       28.5
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.6 million, $2.4 million and $260.6 million for 1997, 1996 and 1995, respectively. Ceded death and disability benefits totaled $4.3 million, $21.2 million and $188.1 million for 1997, 1996 and 1995, respectively. Insurance liabilities ceded totaled $593.8 million and $652.4 million at December 31, 1997 and 1996, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Service cost.......................................  $        32.5       $       33.8       $       30.0
        Interest cost on projected benefit obligations.....          128.2              120.8              122.0
        Actual return on assets............................         (307.6)            (181.4)            (309.2)
        Net amortization and deferrals.....................          166.6               43.4              155.6
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        19.7       $       16.6       $       (1.6)
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,702.6       $    1,672.2
          Non-vested...........................................................           3.9               10.1
                                                                                ----------------   -----------------
        Accumulated Benefit Obligation.........................................  $    1,706.5       $    1,682.3
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,867.4       $    1,626.0
        Projected benefit obligations..........................................       1,801.3            1,765.5
                                                                                ----------------   -----------------
        Projected benefit obligations (in excess of) or less than plan assets..          66.1             (139.5)
        Unrecognized prior service cost........................................          (9.9)             (17.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          95.0              280.0
        Unrecognized net asset at transition...................................           3.1                4.7
        Additional minimum liability...........................................           -                (19.3)
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      154.3       $      108.0
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.07%, respectively, at December 31, 1997 and 7.5% and 4.25%, respectively, at December 31, 1996. As of January 1, 1997 and 1996, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity, an additional minimum pension liability of $17.3 million and $12.9 million, net of Federal income taxes, at December 31, 1997 and 1996, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $33.2 million, $34.7 million and $36.4 million for 1997, 1996 and 1995, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1997, 1996 and 1995, the Company made estimated postretirement benefits payments of $18.7 million, $18.9 million and $31.1 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.5       $        5.3       $        4.0
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               34.6               34.7
        Net amortization and deferrals.....................            1.9                2.4               (2.3)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        41.1       $       42.3       $       36.4
                                                            =================   ================   =================

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      388.5       $      381.8
          Fully eligible active plan participants..............................          45.7               50.7
          Other active plan participants.......................................          56.6               60.7
                                                                                ----------------   -----------------
                                                                                        490.8              493.2
        Unrecognized prior service cost........................................          40.3               50.5
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (140.6)            (150.5)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      390.5       $      393.2
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and costs to the Company of providing these medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.75% in 1997, gradually declining to 2.75% in the year 2009 and in 1996 was 9.5%, gradually declining to 3.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 7.50% at December 31, 1997 and 1996, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1997 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1997 and 1996, respectively, was $1,353.4 million and $649.9 million. The average unexpired terms at December 31, 1997 ranged from 1.5 to 3.8 years. At December 31, 1997, the cost of terminating outstanding matched swaps in a loss position was $10.9 million and the unrealized gain on outstanding matched swaps in a gain position was $38.9 million. The Company has no intention of terminating these contracts prior to maturity. During 1996 and 1995, net gains of $.2 million and $1.4 million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at

        December 31, 1997 of contracts purchased and sold were $7,250.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $48.5 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1997 and 1996.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1997                               1996
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,611.4     $     2,822.8     $     3,133.0     $    3,394.6
        Other limited partnership interests....         509.4             509.4             467.0            467.0
        Policy loans...........................       2,422.9           2,493.9           2,196.1          2,221.6
        Policyholders' account balances -
          investment contracts.................      12,611.0          12,714.0          12,908.7         12,992.2
        Long-term debt.........................       1,569.0           1,531.5           1,592.8          1,557.7

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,341.6           1,420.7           1,380.7          1,425.6
        Other equity investments...............          86.3              86.3             105.0            105.0
        Policy loans...........................       1,700.2           1,784.2           1,765.9          1,798.0
        SCNILC liability.......................          27.6              30.3              30.6             34.9

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         655.5             779.9           1,111.1          1,220.3
        Fixed maturities.......................          38.7              38.7              42.5             42.5
        Other equity investments...............         209.3             209.3             300.5            300.5
        Guaranteed interest contracts..........          37.0              34.0             290.7            300.5
        Long-term debt.........................         102.0             102.1             102.1            102.2

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $202.6 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $362.1 million at December 31, 1997, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $47.4 million of letters of credit outstanding at December 31, 1997.

14)     LITIGATION

        Equitable Life recently agreed to settle, subject to court approval, previously disclosed cases brought by persons insured under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "Policies") in New York (Golomb et al. v. The Equitable Life Assurance Society of the United States), Pennsylvania (Malvin et al. v. The Equitable Life Assurance Society of the United States), Texas (Bowler et al. v. The Equitable Life Assurance Society of the United States), Florida (Bachman v. The Equitable Life Assurance Society of the United States) and California (Fletcher v. The Equitable Life Assurance Society of the United States). Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the Policies and was misrepresented. Plaintiffs in Bowler and Fletcher also claimed that Equitable Life misrepresented to policyholders in Texas and California, respectively, that premium increases had been approved by insurance departments in those states and determined annual rate increases in a manner that discriminated against policyholders in those states in violation of the terms of the Policies, representations to policyholders and/or state law. The New York trial court dismissed the Golomb action with prejudice and plaintiffs appealed. In Bowler and Fletcher,
        Equitable Life denied the material allegations of the complaints and filed motions for summary judgment which have been fully briefed. The Malvin action was stayed indefinitely pending the outcome of proceedings in Golomb and in Fletcher the magistrate concluded that the case should be remanded to California state court and Equitable Life appealed that determination to the district judge. On December 23, 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in the dismissal with prejudice of each of the five pending actions and the resolution of all similar claims on a nationwide basis.

        The settlement agreement provides for the creation of a nationwide class consisting of all persons holding, and paying premiums on, the Policies at any time since January 1, 1988. An amended complaint will be filed in the federal district court in Tampa, Florida (where the Florida action is pending), that would assert claims of the kind previously made in the cases described above on a nationwide basis, on behalf of policyholders in the nationwide class, which consists of approximately 127,000 former and current policyholders. If the settlement is approved, Equitable Life would pay $14,166,000 in exchange for release of all claims for past damages on claims of the type described in the five pending actions and the amended complaint. Costs of administering the settlement and any attorneys' fees awarded by the court to plaintiffs' counsel would be deducted from this fund before distribution of the balance to the class. In addition to this payment, Equitable Life will provide future relief to current holders of certain forms of the Policies in the form of an agreement to be embodied in the court's judgment, restricting the premium increases Equitable Life can seek on these Policies in the future. The parties estimate the present value of these restrictions at $23,333,000, before deduction of any attorneys' fees that may be awarded by the court. The estimate is based on assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may differ. The parties to the settlement shortly will be asking the court to approve preliminarily the settlement and settlement class and to permit distribution of notice of the settlement to policyholders, establish procedures for objections, an opportunity to opt out of the settlements as it affects past damages, and a court hearing on whether the settlement should be finally approved. Equitable Life cannot predict whether the settlement will be approved or, if it is not approved, the outcome of the pending litigations. As noted, proceedings in Malvin were stayed indefinitely; proceedings in the other actions have been stayed or deferred to accommodate the settlement approval process.

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following seven paragraphs.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole, et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc. The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. In June 1996, the Court issued a decision and order dismissing with prejudice plaintiffs' causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiffs' cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. In April 1997, plaintiffs noticed an appeal from the court's June 1996 order. Subsequently, Equitable Life and EOC noticed a cross-appeal from so much of the June 1996 order that denied their motion to dismiss. Briefing on the appeals is scheduled to begin on February 23, 1998. In June 1997, plaintiffs filed their memorandum of law and affidavits in support of their motion for class certification. That memorandum states that plaintiffs seek to certify a class solely on their breach of contract claims, and not on their negligent misrepresentation claim. Plaintiffs' class certification motion has been fully briefed by the parties and is sub judice. In August 1997, Equitable Life and EOC moved for summary judgment dismissing plaintiffs' remaining claims of breach of contract and negligent misrepresentation. Defendants' summary judgment motion has been fully briefed by the parties. On January 5, 1998, plaintiffs filed a note of issue (placing the case on the trial calendar).

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action originally was brought by an individual who purchased a whole life policy from Equitable Life in
        1989. In September 1997, with leave of the court, plaintiff filed a second amended petition naming six additional policyholder plaintiffs and three new sales agent defendants. The sole named individual defendant in the original petition is also named as a defendant in the second amended petition. Plaintiffs purport to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1981 through July 22, 1992. Plaintiffs allege improper sales practices based on allegations of misrepresentations concerning one or more of the following: the number of years that premiums would need to be paid; a policy's suitability as an investment vehicle; and the extent to which a policy was a proper replacement policy. Plaintiffs seek damages, including punitive damages, in an unspecified amount. In October 1997, Equitable Life filed (i) exceptions to the second amended petition, asserting deficiencies in pleading of venue and vagueness; and (ii) a motion to strike certain allegations. On January 23, 1998, the court heard argument on Equitable Life's exceptions and motion to strike. Those motions are sub judice. Motion practice regarding discovery continues.

        On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company was commenced in New York state court, Kings County. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. EVLICO answered the complaint, denying the material allegations. In September 1996, Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the Court in Cole in
        January 1997. Plaintiff then moved for certification of a nationwide class consisting of all persons or entities who, since January 1, 1980, were sold one or more life insurance products based on misrepresentations as to the number of years that the annual premium would need to be paid, and/or who were allegedly induced to purchase additional policies from EVLICO using the cash value accumulated in existing policies. Defendants have opposed this motion. Discovery and briefing regarding plaintiff's motion for class certification are ongoing.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC in 1988. The complaint puts in issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff alleges claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. In May 1997, plaintiff served a motion for class certification. In July 1997, the parties submitted to the Court a joint scheduling report, joint scheduling order and a confidentiality stipulation and order. The Court signed the latter stipulation, and the others remain sub judice. Further briefing on plaintiff's class certification motion will await entry of a scheduling order and further class certification discovery, which has commenced and is on-going. In January 1998, the judge assigned to the case recused himself, and the case was reassigned. Defendants are to serve their answer in February 1998.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Motion practice regarding discovery continues.

        On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Plaintiff filed an amended complaint in April 1997. In July 1997, Equitable Life served a motion to dismiss the amended complaint or, in the alternative, for summary judgment. On September 12, 1997, plaintiff moved for class certification. This motion is scheduled for hearing on February 18, 1998.

        On September 11, 1997, an action entitled Pamela L. and James A. Luther, individually and as representatives of all people similarly situated v. The Equitable Life Assurance Society of the United States, The Equitable Companies Incorporated, and Casey Cammack, individually and as agent for The Equitable Life Assurance Society of the United States and The Equitable Companies Incorporated, was filed in Texas state court. The action was brought by holders of a whole life policy and the beneficiary under that policy. Plaintiffs purport to represent a nationwide class of persons having an ownership or beneficial interest in whole and universal life policies issued by Equitable Life from January 1, 1982 through December 31, 1996. Also included in the purported class are persons having an ownership interest in variable annuities purchased from Equitable Life from January 1, 1992 to the present. The complaint puts in issue the allegations that uniform sales presentations, illustrations, and materials that Equitable Life agents used misrepresented the stated number of years that premiums would need to be paid and misrepresented the extent to which the policies at issue were proper replacement policies. Plaintiffs seek compensatory damages, attorneys' fees and expenses. In October 1997, Equitable Life served a general denial of the allegations against it. The same day, the Holding Company entered a special appearance contesting the court's jurisdiction over it. In November 1997, Equitable Life filed a plea in abatement, which, under Texas law, stayed further proceedings in the case because plaintiffs had not served a demand letter. Plaintiffs served a demand letter upon Equitable Life and the Holding Company, the response to which is due 60 days thereafter. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley, Dillon, Franze, Chaviano and Luther litigations should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of The Equitable from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States, alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

        The U.S. Department of Labor ("DOL") is conducting an investigation of Equitable Life's management of the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and retains EREIM as advisor. Equitable Life agreed to indemnify the purchaser of EREIM (which Equitable Life sold in June 1997) with respect to any fines, penalties and rebates to clients in connection with this investigation. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this investigation will have a material adverse effect on the Company's results of operations in any particular period.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against Alliance North American Government
        Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which sought certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, sought an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleged that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of

        New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that (i) the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). The plaintiffs have appealed the Second Decision to the United States Court of Appeals for the Second Circuit. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the U. S. District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the board of directors of Rickel, including a DLJSC managing director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995, and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the U.S. Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. On October 10, 1997, DLJSC and others were named as defendants in a new adversary proceeding in the Bankruptcy Court brought by the NGC Settlement Trust, an entity created by the NGC plan of reorganization to deal with asbestos-related claims. The Trust's allegations are substantially similar to the claims in the State Court action. In court papers dated October 16, 1997, the State Court plaintiff indicated that he would intervene in the Trust's adversary proceeding. On January 21, 1998, the Bankruptcy Court ruled that the State Court plaintiff's claims were not barred by the NGC plan of reorganization insofar as they alleged nondisclosure of certain cost reductions announced by NGC in October 1993. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. On February 26, 1997, the parties agreed to a settlement of these actions, subject to the District Court's approval, which was granted on July 31, 1997. The settlement is also subject to approval by the U.S. Bankruptcy Court for the Eastern District of Louisiana of proposed modifications to a confirmed plan of reorganization for Harrah's Jazz Company and Harrah's Jazz Finance Corp., and the satisfaction or waiver of all conditions to the effectiveness of the plan, as provided in the plan. There can be no assurance of the Bankruptcy Court's approval of the modifications to the plan of reorganization, or that the conditions to the effectiveness of the plan will be satisfied or waived. In the opinion of DLJ's management, the settlement, if approved, will not have a material adverse effect on DLJ's results of operations or on its consolidated financial condition.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1998 and the succeeding four years are $93.5 million, $84.4 million, $70.2 million, $56.4 million, $47.0 million and $489.3 million thereafter. Minimum future sub-lease rental income on these noncancelable leases for 1998 and the succeeding four years are $7.3 million, $5.9 million, $3.8 million, $2.4 million, $.8 million and $2.9 million thereafter.

        At December 31, 1997, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $247.0 million, $238.1 million, $218.7 million, $197.9 million, $169.1 million and $813.0 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Compensation costs.................................  $       721.5       $      704.8       $      628.4
        Commissions........................................          409.6              329.5              314.3
        Short-term debt interest expense...................           31.7                8.0               11.4
        Long-term debt interest expense....................          121.2              137.3              108.1
        Amortization of policy acquisition costs...........          287.3              405.2              317.8
        Capitalization of policy acquisition costs.........         (508.0)            (391.9)            (391.0)
        Rent expense, net of sub-lease income..............          101.8              113.7              109.3
        Cursitor intangible assets writedown...............          120.9                -                  -
        Other..............................................          917.9              769.1              677.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,203.9       $    2,075.7       $    1,775.8
                                                            =================   ================   =================

        During 1997, 1996 and 1995, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million, $24.4 million and $32.0 million, respectively. The amounts paid during 1997, associated with cost reduction programs, totaled $22.8 million. At December 31, 1997, the liabilities associated with cost reduction programs amounted to $62.0 million. The 1997 cost reduction program include costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1997, 1996 and 1995, statutory net loss totaled $351.7 million, $351.1 million and $352.4 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1998.

        At December 31, 1997, the Insurance Group, in accordance with various government and state regulations, had $19.7 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net change in statutory surplus and
          capital stock....................................  $       203.6       $       56.0       $       78.1
        Change in asset valuation reserves.................          147.1              (48.4)             365.7
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          350.7                7.6              443.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (31.1)            (298.5)             (66.0)
          DAC..............................................          220.7              (13.3)              73.2
          Deferred Federal income taxes....................          103.1              108.0             (158.1)
          Valuation of investments.........................           46.8              289.8              189.1
          Valuation of investment subsidiary...............         (555.8)            (117.7)            (188.6)
          Limited risk reinsurance.........................           82.3               92.5              416.9
          Issuance of surplus notes........................            -                  -               (538.9)
          Postretirement benefits..........................           (3.1)              28.9              (26.7)
          Other, net.......................................           30.3               12.4              115.1
          GAAP adjustments of Closed Block.................            3.6               (9.8)              15.7
          GAAP adjustments of discontinued operations......          189.7              (89.6)              37.3
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $       437.2       $       10.3       $      312.8
                                                            =================   ================   =================


                                                                                 December 31,
                                                            --------------------------------------------------------
                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Statutory surplus and capital stock................  $     2,462.5       $    2,258.9       $    2,202.9
        Asset valuation reserves...........................        1,444.6            1,297.5            1,345.9
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,907.1            3,556.4            3,548.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,336.1)          (1,305.0)          (1,006.5)
          DAC..............................................        3,236.6            3,104.9            3,075.8
          Deferred Federal income taxes....................         (370.8)            (306.1)            (452.0)
          Valuation of investments.........................          783.5              286.8              417.7
          Valuation of investment subsidiary...............       (1,338.6)            (782.8)            (665.1)
          Limited risk reinsurance.........................         (254.2)            (336.5)            (429.0)
          Issuance of surplus notes........................         (539.0)            (539.0)            (538.9)
          Postretirement benefits..........................         (317.5)            (314.4)            (343.3)
          Other, net.......................................          203.7              126.3                4.4
          GAAP adjustments of Closed Block.................          814.3              783.7              830.8
          GAAP adjustments of discontinued operations......           71.5             (190.3)            (184.6)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,860.5       $    4,084.0       $    4,258.1
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        Insurance Operations offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        Investment Services provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $81.9 million, $127.5 million and $124.1 million for 1997, 1996 and 1995, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the GIC Segment of $5.1 million, $15.7 million and $14.7 million for 1997, 1996 and 1995, respectively, are eliminated in consolidation.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Revenues
        Insurance operations...............................  $     3,684.2       $    3,770.6       $    3,614.6
        Investment services................................        1,455.1            1,126.1              949.1
        Consolidation/elimination..........................          (19.9)             (24.5)             (34.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     5,119.4       $    4,872.2       $    4,528.8
                                                            =================   ================   =================

        Earnings (loss) from continuing  operations before Federal income taxes, minority interest and cumulative effect of accounting change
        Insurance operations...............................  $       250.3       $      (36.6)      $      303.1
        Investment services................................          485.7              311.9              224.0
        Consolidation/elimination..........................            -                   .2               (3.1)
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          736.0              275.5              524.0
        Corporate interest expense.........................          (65.3)             (66.9)             (27.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       670.7       $      208.6       $      496.1
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets
        Insurance operations...................................................  $    68,305.9      $    60,464.9
        Investment services....................................................       13,719.8           13,542.5
        Consolidation/elimination..............................................         (403.6)            (399.6)
                                                                                ----------------   -----------------
        Total..................................................................  $    81,622.1      $    73,607.8
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1997 and 1996, are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        1996
        Total Revenues................  $     1,176.5      $     1,199.4       $    1,198.4         $    1,297.9
                                       =================  =================   ==================   ==================

        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million and reserve strengthenings on DI business of $113.7 million, Pension Par of $47.5 million and Discontinued Operations of $83.8 million.

20)     INVESTMENT IN DLJ

        At December 31, 1997, the Company's ownership of DLJ interest was approximately 34.4%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   16,535.7       $   15,728.1
        Securities purchased under resale agreements...........................      22,628.8           20,598.7
        Broker-dealer related receivables......................................      28,159.3           16,858.8
        Other assets...........................................................       3,182.0            2,318.1
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   36,006.7       $   29,378.3
        Broker-dealer related payables.........................................      25,706.1           19,409.7
        Short-term and long-term debt..........................................       3,670.6            2,704.5
        Other liabilities......................................................       2,860.9            2,164.0
                                                                                ----------------   -----------------
        Total liabilities......................................................      68,244.3           53,656.5
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,061.5            1,647.2
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,061.5       $    1,647.2
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.5               23.9
        The Holding Company's equity ownership in DLJ..........................        (740.2)            (590.2)
        Minority interest in DLJ...............................................        (729.3)            (588.6)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      615.5       $      492.3
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    2,356.8       $    1,818.2
        Net investment income..................................................       1,652.1            1,074.2
        Dealer, trading and investment gains, net..............................         631.6              598.4
                                                                                ----------------   -----------------
        Total revenues.........................................................       4,640.5            3,490.8
        Total expenses including income taxes..................................       4,232.3            3,199.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         408.2              291.3
        Dividends on preferred stock...........................................          12.1               18.7
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      396.1       $      272.6
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      396.1       $      272.6
        Amortization of cost in excess of net assets acquired in 1985..........          (1.3)              (3.1)
        The Holding Company's equity in DLJ's earnings.........................        (156.8)            (107.8)
        Minority interest in DLJ...............................................        (109.1)             (73.4)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      128.9       $       88.3
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1997, 1996 and 1995 would have been:

                                                                        1997              1996             1995
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As Reported.............................................  $      437.2      $      10.3      $      312.8
          Pro Forma...............................................  $      426.3      $       3.3      $      311.3

        The fair value of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using the Black-Scholes option pricing model. The option pricing assumptions for 1997, 1996 and 1995 are as follows:

                                  Holding Company                      DLJ                            Alliance
                           ------------------------------ ------------------------------- ----------------------------------
                             1997      1996       1995      1997       1996       1995      1997        1996        1995
                           -------------------- --------- ---------- ---------- --------- ---------- ----------- -----------
        Dividend yield....    0.48%     0.80%      0.96%      0.86%      1.54%     1.85%      8.00%      8.00%      8.00%

        Expected volatility  20.00%    20.00%     20.00%     33.00%     25.00%    25.00%     26.00%     23.00%     23.00%

        Risk-free interest
          rate............    5.99%     5.92%      6.83%      5.96%      6.07%     5.86%      5.70%      5.80%      6.00%

        Expected life.....  5 years   5 years    5 years   5 years    5 years   5 years   7.6 years  7.43 years  7.43 years

        Weighted average
          grant-date fair
          value per option   $12.25     $6.94      $5.90    $22.45      $9.35     $7.36      $4.36      $2.69      $2.24


        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Options                       Options                       Options
                                                  Outstanding                   Outstanding                   Outstanding
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                      Shares        Exercise        Shares        Exercise        Units        Exercise
                                  (In Millions)      Price      (In Millions)      Price      (In Millions)      Price
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1995........       6.8           $20.31          -                             3.8          $15.46
          Granted................        .4           $20.27          9.2         $27.00            1.8          $20.54
          Exercised..............       (.1)          $20.00          -                             (.5)         $11.20
          Expired................       (.1)          $20.00          -                             -
          Forfeited..............       (.3)          $22.24          -                             (.3)         $16.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1995......       6.7           $20.27          9.2         $27.00            4.8          $17.72
          Granted................        .7           $24.94          2.1         $32.54             .7          $25.12
          Exercised..............       (.1)          $19.91          -                             (.4)         $13.64
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.2)        $27.00            (.1)         $19.32
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         11.1         $28.06            5.0          $19.07
          Granted................       3.2           $41.85          3.2         $61.07            1.1          $36.56
          Exercised..............      (1.6)          $20.26          (.1)        $32.03            (.6)         $16.11
          Forfeited..............       (.4)          $23.43          (.1)        $27.51            (.2)         $21.28
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         14.1         $35.56            5.3          $22.82
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1997 is as follows:

                                             Options Outstanding                           Options Exercisable
                             ----------------------------------------------------  ------------------------------------
                                                    Weighted
                                                    Average         Weighted                              Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable         Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------- ----------------- ----------------- ---------------  ------------------- ----------------

               Holding
               Company
        ----------------------
        $18.125   -$27.75            4.8               5.84           $20.94              3.0              $20.41
        $28.50    -$45.25            3.1               9.57           $41.84              -                  -
                              -----------------                                    -------------------
        $18.125   -$45.25            7.9               7.29           $29.05              3.0              $20.41
                              ================= ================= ===============  =================== ================

                 DLJ
        ----------------------
        $27.00    -$35.99           10.9               8.0            $28.05              4.9              $27.58
        $36.00    -$50.99             .8               9.3            $40.04              -                  -
        $51.00    -$76.00            2.4               9.8            $67.77              -                  -
                              -----------------                                    -------------------
        $27.00    -$76.00           14.1               8.4            $35.56              4.9              $27.58
                              ================= ================= ================  =================== =================

              Alliance
        ----------------------
        $ 6.0625   -$17.75           1.1               3.86           $13.20              1.0              $13.04
        $19.375    -$19.75            .8               7.34           $19.39               .3              $19.39
        $19.875    -$21.375          1.1               8.28           $20.13               .6              $20.19
        $22.25     -$27.50           1.3               9.81           $23.81               .4              $23.29
        $36.9375   -$37.5625         1.0               9.95           $36.95              -                  -
                              -----------------                                    -------------------
        $  6.0625  -$37.5625         5.3               7.58           $22.82              2.3              $17.43
                              ================= ================== ==============  ====================== =============

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.


The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1997 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.


The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.


The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust plus performance of other Alliance funds with investment policies and objectives similar to those of the Alliance Small Cap Growth portfolio, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to EQAT portfolios and are managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

-------------------------------------------------------------------------------------------------------------------------------


FOR THE
FOLLOWING                                      LONG-TERM        LONG-TERM     INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON        GOVERNMENT        CORPORATE       TERM GOV'T       TREASURY          PRICE
12/31/97:                       STOCKS           BONDS            BONDS           BONDS            BILLS           INDEX
-------------------------------------------------------------------------------------------------------------------------------

 1 year.................         33.36%          15.85%           12.95%            8.38%           5.26%            1.92%
 3 years................         31.15           14.76            13.36             8.93            5.35             2.59
 5 years................         20.24           10.51             9.22             6.40            4.57             2.64
10 years................         18.05           11.32            10.85             8.33            5.44             3.43
20 years................         16.65           10.39            10.29             9.51            7.29             4.90
30 years................         12.12            8.63             8.86             8.52            6.77             5.34
40 years................         12.30            6.71             7.09             7.10            5.85             4.44
50 years................         13.12            5.70             6.07             6.04            4.99             3.94
60 years................         12.53            5.31             5.54             5.44            4.18             4.11
Since 1926..............         10.99            5.19             5.71             5.25            3.77             3.17

Inflation Adjusted
Since 1926..............          7.58            1.96             2.46             2.02            0.58

-------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500)-- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969 - 1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1997; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills-- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.
--------------------------------------------------------------------------------

                                 INCENTIVE LIFE
                                     PLUS(SM)

                          Prospectus Dated May 1, 1998

Incentive Life Plus is a flexible premium variable life insurance policy issued by The Equitable Life Assurance Society of the United States (Equitable).

The policy offers flexible premium payments, a choice of two death benefit options, increases and decreases to the policy's Face Amount of insurance and a choice of funding options, including a guaranteed interest option and the following seventeen investment portfolios:

                              INVESTMENT PORTFOLIOS

----------------------------------------------------------------------------------------------------------------------------
o  Alliance Money Market                 o  BT Equity 500 Index                   o  MFS Research
o  Alliance High Yield                   o  BT Small Company Index                o  MFS Emerging Growth Companies
o  Alliance Common Stock                 o  BT International Equity Index         o  Morgan Stanley Emerging Markets
o  Alliance Aggressive Stock             o  JPM Core Bond                            Equity
o  Alliance Small Cap Growth             o  Lazard Large Cap Value                o  EQ/Putnam Growth & Income Value
                                         o  Lazard Small Cap Value                o  EQ/Putnam Investors Growth
                                                                                  o  EQ/Putnam International Equity
----------------------------------------------------------------------------------------------------------------------------

We do not guarantee the investment performance of these investment portfolios, which involve varying degrees of risk.

Although premiums are flexible, additional premiums may be required to keep the policy in effect. The policy may terminate if its value (net of any policy loan and surrender charge) is too small to pay the policy's monthly charges. The policy can be guaranteed to stay in force regardless of investment performance through the death benefit guarantee provision (if available in your state).

You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. A surrender charge will apply if you surrender the policy during the first fifteen policy years or within fifteen years after certain Face Amount increases. This charge may also apply if you reduce the Face Amount or if the policy terminates.

Your Equitable agent can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with an Incentive Life Plus or other policy may not be to your advantage.

You may examine the policy for a limited period and cancel it for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN INCENTIVE LIFE PLUS. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO CURRENT PROSPECTUSES FOR BOTH THE HUDSON RIVER TRUST AND THE EQ ADVISORS TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Copyright 1998 The Equitable Life Assurance Society of the United States.
                               All rights reserved


EVM-124 (EDI)

                                TABLE OF CONTENTS
                                                          PAGE
SUMMARY OF INCENTIVE LIFE PLUS FEATURES......................3

PART 1 -- DETAILED INFORMATION ABOUT EQUITABLE AND
          INCENTIVE LIFE PLUS INVESTMENT CHOICES.............9
          THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS........9
            Equitable........................................9
          THE SEPARATE ACCOUNT AND THE TRUSTS................9
            The Separate Account.............................9
            The Trusts.......................................9
            HRT's Manager And Investment Adviser............10
            EQAT's Manager..................................10
            EQAT's Investment Advisers......................10
            Investment Policies And Objectives Of The
               Trusts' Portfolios...........................11
          THE GUARANTEED INTEREST ACCOUNT...................13
            Adding Interest In The Guaranteed
            Interest Account................................13
            Transfers Out Of The Guaranteed Interest
            Account.........................................14

PART 2 -- DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS....14
          FLEXIBLE PREMIUMS.................................14
            Planned Periodic Premiums And Specified
            Premiums........................................14
            Premium And Monthly Charge Allocations..........14
          DEATH BENEFITS....................................15
            Guaranteeing The Death Benefit..................15
          CHANGES IN INSURANCE PROTECTION...................16
            Changing The Face Amount........................16
            Changing The Death Benefit Option...............17
            Substitution Of Insured Person..................17
            When Policy Changes Go Into Effect..............17
          MATURITY BENEFIT..................................17
          LIVING BENEFIT OPTION.............................18
          ADDITIONAL BENEFITS MAY BE AVAILABLE..............18
          YOUR POLICY ACCOUNT VALUE.........................18
            Amounts In The Separate Account.................18
            How We Determine The Unit Value.................19
            Transfers Of Policy Account Value...............19
            Automatic Transfer Service......................19
            Telephone Transfers.............................19
            Charge For Transfers............................20
          BORROWING FROM YOUR POLICY ACCOUNT................20
            How To Request A Loan...........................20
            Policy Loan Interest............................20
            When Interest Is Due............................21
            Repaying The Loan...............................21
            The Effects Of A Policy Loan....................21
          PARTIAL WITHDRAWALS AND SURRENDER.................21
            Partial Withdrawals.............................21
            Surrender For Net Cash Surrender Value..........21
          DEDUCTIONS AND CHARGES............................22
            Deductions From Premiums........................22
            Deductions From Your Policy Account.............22
            Charge Against The Separate Account.............24
            Charges Of The Trusts...........................24
            Surrender Charges...............................24
            Purpose of Policy Charges.......................25
          ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS..25
            Your Policy Can Terminate.......................25
            You May Restore A Policy After It Terminates....26
            Policy Periods, Anniversaries, Dates And Ages...26
          TAX EFFECTS.......................................27
            Policy Proceeds.................................27
            Policy Terminations.............................28
            Living Benefits.................................28
            Diversification.................................28
            Policy Changes..................................29
            Tax Changes.....................................29
            Estate And Generation Skipping Taxes............29
            Pension And Profit-Sharing Plans................29
            Trade Or Business Entity Owns Or Is Directly
               Or Indirectly A Beneficiary Of The Policy....29
            Other Employee Benefit Programs.................30
            Our Taxes.......................................30
            When We Withhold Income Taxes...................30

PART 3 -- ADDITIONAL INFORMATION............................30
          YOUR VOTING PRIVILEGES............................30
            Trust Voting Privileges.........................30
            How We Determine Your Voting Shares.............30
            Separate Account Voting Rights..................31
          OUR RIGHT TO CHANGE HOW WE OPERATE................31
          OUR REPORTS TO POLICYOWNERS.......................31
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY.......31
          YOUR PAYMENT OPTIONS..............................32
          YOUR BENEFICIARY..................................32
          ASSIGNING YOUR POLICY.............................32
          WHEN WE PAY POLICY PROCEEDS.......................32
          DIVIDENDS.........................................32
          REGULATION........................................32
          SPECIAL CIRCUMSTANCES.............................33
          DISTRIBUTION......................................33
          LEGAL PROCEEDINGS.................................33
          ACCOUNTING AND ACTUARIAL EXPERTS..................33
          ADDITIONAL INFORMATION............................33
          YEAR 2000 PROGRESS................................34
          MANAGEMENT........................................34

PART 4 -- ILLUSTRATIONS OF POLICY BENEFITS..................38
          INDIVIDUAL ILLUSTRATIONS..........................38
SEPARATE ACCOUNT FP FINANCIAL STATEMENTS.................FSA-1
EQUITABLE FINANCIAL STATEMENTS.............................F-1
APPENDIX A -- COMMUNICATING PERFORMANCE DATA...............A-1
              LONG-TERM MARKET TRENDS......................A-1
              AVERAGE ANNUAL RATES OF RETURN...............A-2

--------------------------------------------------------------------------------

In this prospectus "we," "our" and "us" mean Equitable, a New York stock life insurance company. "You" and "your" mean the owner of the policy. The term "Equitable agent" or "agent", as used herein, means a Registered Representative authorized to sell the policies on Equitable's behalf. We refer to the person who is covered by the policy as the "insured person" because the insured person and the policyowner may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE.

                        WHAT IS VARIABLE LIFE INSURANCE?

Variable life insurance is one kind of permanent cash value life insurance. Like other kinds of permanent cash value life insurance, such as whole life and universal life insurance, variable life insurance generally provides two benefits: an income tax-free death benefit and a cash value with potential earnings growth which is tax deferred.

What sets variable life insurance apart from universal life and whole life is that variable life insurance allows the policyowner to direct premiums to different variable investment fund options. This enables a policyowner to harness the growth potential of, for example, the equity markets, but the policyowner also bears the risk of investment losses. In contrast, whole life insurance provides a minimum guaranteed cash value and universal life applies a minimum guaranteed interest rate to premiums. Some variable life insurance policies offer some of the other features of universal or whole life such as premium flexibility (universal life), face amount increases (universal life) or death benefit guarantees (whole life).

Equitable offers an array of permanent cash value insurance products and your Equitable agent can help you determine which product best suits your insurance needs.

                     SUMMARY OF INCENTIVE LIFE PLUS FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

PUTTING MONEY INTO THE POLICY

FLEXIBLE PREMIUMS

o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the minimum initial premium, there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect). See FLEXIBLE PREMIUMS in
   Part 2 of this prospectus.

POLICY ACCOUNT

o Net premiums are put in your Policy Account and can be allocated to a Guaranteed Interest Account and to one or more funds of Equitable's Separate Account FP (each a Fund, and together, the Funds or the Separate Account). The Funds invest in corresponding portfolios of The Hudson River Trust (HRT) or the EQ Advisors Trust (EQAT), each of which is a mutual fund. See THE SEPARATE ACCOUNT and THE TRUSTS, both in Part 1 of this prospectus.

o Transfers can be made among the various funding options, BUT TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE DURING A LIMITED TIME AND IN LIMITED AMOUNTS. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus for a description of these limitations. Transfers into the Guaranteed Interest Account and among the Funds may generally be made at any time and are subject to certain minimum transfer amounts. See TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus.

o There is no minimum guaranteed cash value for amounts allocated to the Funds. The value of amounts allocated to the Guaranteed Interest Account will depend on the interest rates declared and guaranteed each year by Equitable (4% minimum, before deductions). See THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus.

TAKING MONEY OUT OF THE POLICY

o Loans may be taken against 90% of a policy's Cash Surrender Value (Policy Account value less any applicable surrender charge) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.

o Partial Withdrawals of Net Cash Surrender Value (Cash Surrender Value less any loan and accrued loan interest) may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS in
   Part 2 of this prospectus.

o The policy may be surrendered for its Net Cash Surrender Value, less any lien securing a Living Benefit payment, at which time insurance coverage will end. See SURRENDER FOR NET CASH SURRENDER VALUE in Part 2 of this prospectus.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit equal to the Face Amount plus the Policy Account value.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements. See DEATH BENEFITS in Part 2 of this prospectus.

o After the first policy year, you can increase the Face Amount. After the second policy year, you can decrease the Face Amount or change your death benefit option. Conditions apply to Face Amount and death benefit option changes. The minimum Face Amount is generally $50,000. See CHANGES IN INSURANCE PROTECTION in Part 2 of this prospectus.

o After the second policy year, you may be able to substitute the insured person. See SUBSTITUTION OF INSURED PERSON in Part 2 of this prospectus.

DEATH BENEFIT GUARANTEE

o The death benefit guarantee provision guarantees that, under certain conditions, the policy will remain in force even if the Net Cash Surrender Value is insufficient to pay the monthly policy charges. The death benefit guarantee provision is not available in New York and New Jersey. In those states a 3-Year no lapse guarantee provision will apply. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus for a description of these provisions and the conditions that apply.

MATURITY BENEFIT

o A maturity benefit equal to the amount in your Policy Account, less any policy loan, any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the insured person's 100th birthday (Final Policy Date), if the insured person is still living on that date. See MATURITY BENEFIT in Part 2 of this prospectus.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost. See LIVING BENEFIT OPTION in Part 2 of this prospectus.

ADDITIONAL BENEFITS

o Disability waiver; accidental death; term insurance, including term insurance on an additional insured person, children's term insurance, and first-to-die term insurance; option to purchase additional insurance; and designated insured option riders are available. You may be able to reduce your costs by purchasing a term insurance rider on the insured person. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus.

DEDUCTIONS AND CHARGES

FROM PREMIUMS (See DEDUCTIONS FROM PREMIUMS in Part 2 of this prospectus.)

o Charge for taxes imposed by states and other jurisdictions. Such charges currently range from .70% to 5% (Virgin Islands).

o Premium Sales Charge ranging from 3% to 6% of premiums paid, depending upon the Face Amount. Equitable currently intends to stop deducting this charge once premiums paid equal a specified amount.

FROM THE POLICY ACCOUNT (See DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.)

o Administrative charge during the first or first and second policy years ranging from $20 per month to $55 per month depending upon the initial Face Amount and the insured person's age. During subsequent years, the monthly administrative charge ranges from $6 to $8. We may increase this charge, but we guarantee that it will never exceed $10 per month.

o Current monthly cost of insurance rates for preferred risk insureds range from $0.05 per thousand of net amount at risk at the younger ages to $50.00 per thousand of net amount at risk at the oldest age (99). The net amount at risk is the difference between the Policy Account value and the current death benefit. Guaranteed cost of insurance rates for preferred risk insureds range from $0.06 (younger ages) to $83.33 (age 99).

o  Monthly charge for any additional insurance benefits.

o Certain policy transactions will result in the following charges:

   o Transfers -- Currently, we charge $25 per transfer after the twelfth transfer in a policy year. We reserve the right to charge $25 per transfer.

   o Partial Withdrawals -- An expense charge of $25 or 2% of the amount requested, whichever is less, is made for each partial withdrawal.

   o Face Amount Increases -- An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account.

   o Substitution of Insured Person -- A $100 expense charge will be deducted for each substitution of insured person.

o Monthly death benefit guarantee charge equal to $.01 per $1,000 of Face Amount including the face amount of any yearly renewable term rider on the insured person. This charge will not apply under certain circumstances.

FROM THE SEPARATE ACCOUNT (See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus.)

o Current charge for certain mortality and expense risks equal to .60% per annum (guaranteed not to exceed .90% per annum) of average net assets in the Separate Account. This charge will be deducted differently for policies issued in New York.

SURRENDER CHARGES (See SURRENDER CHARGES in Part 2 of this prospectus.)

o An Administrative Surrender Charge will apply during the first eight policy years if you surrender the policy, reduce its Face Amount, or it terminates. The Administrative Surrender Charge varies by issue age of the insured person and the Face Amount, and will never be more than $3,000.

o A Premium Surrender Charge applies if the policy terminates, is surrendered for its Net Cash Surrender Value or if the Face Amount is reduced during the first fifteen policy years. The maximum charge is equal to 66% of one "target premium." After the first nine policy years, the maximum charge declines on a monthly basis until it reaches zero at the end of the fifteenth policy year.

o If you increase the policy's Face Amount, additional Surrender Charges will generally apply to the amount of the increase for fifteen years beginning on the effective date of increase.

FROM THE TRUSTS

o The Separate Account Funds purchase Class IB shares of corresponding portfolios of the HRT or EQAT at net asset value. That price reflects investment management fees, Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

   The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below, reflecting the HRT's estimated expenses, is based on information for Class IB shares for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other expenses are also likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------
                                                                           1997 RESTATED FEES AND EXPENSES
                                                        -----------------------------------------------------------------------
                                                            MANAGEMENT          12B-1            OTHER         TOTAL ANNUAL
HRT PORTFOLIO                                                  FEE               FEE            EXPENSES         EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market.....................................     0.35%             0.25%            0.04%             0.64%
Alliance High Yield.......................................     0.60%             0.25%            0.04%             0.89%
Alliance Common Stock.....................................     0.37%             0.25%            0.03%             0.65%
Alliance Aggressive Stock.................................     0.54%             0.25%            0.03%             0.82%
Alliance Small Cap Growth*................................     0.90%             0.25%            0.05%             1.20%

-------------------
  *Estimated expenses. The portfolio commenced operations on May 1, 1997.
--------------------------------------------------------------------------------
   EQ Advisors Trust. The table below shows the annual rates payable for management fees, Rule 12b-1 distribution fees, and other estimated expenses to be deducted from EQAT assets in 1998. Other expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, Rule 12b-1 distribution fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

--------------------------------------------------------------------------------

                                                                             ESTIMATED 1998 FEES AND EXPENSES
                                                           --------------------------------------------------------------------
                                                              MANAGEMENT          12B-1            OTHER        TOTAL ANNUAL
EQAT PORTFOLIO*                                                   FEE             FEES           EXPENSES         EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index.......................................        0.25%            0.25%            0.05%            0.55%
BT Small Company Index....................................        0.25%            0.25%            0.10%            0.60%
BT International Equity Index.............................        0.35%            0.25%            0.20%            0.80%
JPM Core Bond.............................................        0.45%            0.25%            0.10%            0.80%
Lazard Large Cap Value....................................        0.55%            0.25%            0.10%            0.90%
Lazard Small Cap Value....................................        0.80%            0.25%            0.15%            1.20%
MFS Research..............................................        0.55%            0.25%            0.05%            0.85%
MFS Emerging Growth Companies.............................        0.55%            0.25%            0.05%            0.85%
Morgan Stanley Emerging Markets Equity....................        1.15%            0.25%            0.35%            1.75%
EQ/Putnam Growth & Income Value...........................        0.55%            0.25%            0.05%            0.85%
EQ/Putnam Investors Growth................................        0.55%            0.25%            0.05%            0.85%
EQ/Putnam International Equity............................        0.70%            0.25%            0.25%            1.20%

-------------------
* The EQAT  had no  operations  prior  to May 1,  1997.  The MFS  Research,  MFS
  Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity Portfolios of EQAT
  commenced operations on May 1, 1997. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. The BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios commenced operations on December 31, 1997. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees exceed total annual expense limitations. See the attached EQAT prospectus.
  ------------------------------------------------------------------------------

VARIATIONS

o Equitable is subject to the insurance laws and regulations in every jurisdiction in which Incentive Life Plus is sold. As a result, various time periods and other terms and conditions described in this prospectus may vary from state to state. These variations will be reflected in the policy.

o The terms of Incentive Life Plus may also vary where special circumstances result in a reduction in our costs.

o A modified version of Incentive Life Plus may be offered where certain conditions are met.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have a right to examine the policy. You may cancel the policy, within the time limit described below, by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than 10 days after you receive the policy.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of one of our life insurance policies, we may reinstate the prior policy.

o  There may be income tax and withholding implications if you cancel.

POLICY TERMINATION

o The policy will go into default if the Net Cash Surrender Value is insufficient to cover monthly charges and the death benefit guarantee or the 3-Year no lapse guarantee provisions are not in effect. If this occurs, you will be notified and given the opportunity to maintain the policy in force by making additional payments. You may be able to restore a terminated policy within a limited time period, but this will require additional evidence of insurability. See YOUR POLICY CAN TERMINATE and YOU MAY RESTORE A POLICY AFTER IT TERMINATES in Part 2 of this prospectus.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax as long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity, policy termination, or a substitution of insured may result in recognition of income for tax purposes. See TAX EFFECTS in Part 2 of this prospectus.

                    RATES OF RETURN AND YIELDS OF THE TRUSTS

The rates of return shown in the table below are based on the actual investment performance of The Hudson River Trust and EQ Advisors Trust portfolios, after deduction for investment management fees and direct operating expenses of the Trusts (including Rule 12b-1 distribution fees) for periods ending December 31, 1997. The historical performance of the Alliance Common Stock and Alliance Money Market Portfolios for periods prior to March 22, 1985, when these funds were managed separate accounts and subject to a different fee structure, has been restated to reflect the investment management fees and estimated direct operating expenses that commenced on that date. The Alliance Common Stock Portfolio and its predecessors have been in existence since 1976.

The yields shown below are derived from the actual rate of return of the portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Alliance Money Market Portfolio and 30-day yield for the Alliance High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance would affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.

THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUSTS ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER AN INCENTIVE LIFE PLUS
POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS BELOW.


                                                           RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1997
                                          -----------------------------------------------------------------------------------------
                                             SEC                                                                    SINCE
PORTFOLIO                                  YIELDS  1 YEAR  3 YEARS   5 YEARS   10 YEARS   15 YEARS    20 YEARS   INCEPTION(+)
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market....................   5.10%   5.16%    5.24%      4.44%     5.52%      6.34%         --        6.92%
Alliance High Yield......................  10.07   18.19    20.15      15.63     12.54         --          --       11.78
Alliance Common Stock....................          29.07    28.39      20.81     17.74      17.00       17.30%      15.58
Alliance Aggressive Stock................          10.66    21.04      14.66     18.74         --          --       19.17
Alliance Small Cap Growth................             --       --         --        --         --          --       26.57**
MFS Research.............................             --       --         --        --         --          --       16.07**
MFS Emerging Growth Companies............             --       --         --        --         --          --       22.42**
Morgan Stanley Emerging Markets Equity...             --       --         --        --         --          --      (20.16)*
EQ/Putnam Growth & Income Value..........             --       --         --        --         --          --       16.23**
EQ/Putnam Investors Growth...............             --       --         --        --         --          --       24.70**
EQ/Putnam International Equity...........             --       --         --        --         --          --        9.58**

-------------------
 * This performance is unannualized and represents less than five months of performance.
** This performance is unannualized and represents eight months of performance.
 + The Alliance Small Cap Growth  Portfolio  received its initial funding on May
   1, 1997; the Alliance High Yield Portfolio on January 2, 1987; the Alliance Aggressive Stock Portfolio on January 27, 1986; the predecessor of the Alliance Money Market Portfolio on July 13, 1981; and the predecessor of the Alliance Common Stock Portfolio on January 13, 1976. The Morgan Stanley Emerging Markets Equity Portfolio received its initial funding on August 20, 1997; EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, EQ/Putnam International Equity, MFS Research and MFS Emerging Growth Companies, received their initial funding on May 1, 1997.
   -----------------------------------------------------------------------------

Additional investment performance information appears in the attached HRT and EQAT prospectuses.

PRIOR PERFORMANCE OF ADVISERS. The EQAT portfolios and the Alliance Small Cap Growth Portfolio of the HRT commenced operations in 1997. For investment performance of public mutual funds (or combinations thereof) advised by the same EQAT or HRT Investment Adviser that have investment objectives, policies, strategies and risks that their advisers believe to be substantially similar to those of corresponding portfolios of the EQAT or HRT, see the respective EQAT or HRT prospectus, attached to this prospectus. Such results are intended to show a potential investor the past results of a similar style of investment management and are not intended to be a substitute for actual performance, nor are such results an estimate or guarantee of future results for the EQAT or Alliance Small Cap Growth Portfolios. Keep in mind that such results do not reflect the deductions and charges under your policy, which, if applied, would reduce the returns shown.

ILLUSTRATIONS OF POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The table on page 7 was developed to demonstrate how the actual investment experience of the HRT (and its predecessors) and the EQAT would have affected the Policy Account value and Cash Surrender Value of hypothetical Incentive Life Plus policies held for specified periods of time. The table illustrates premiums, Policy Account values and Cash Surrender Values of ten hypothetical Incentive Life Plus policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that, in each case, the insured is a 40-year-old male, preferred non-tobacco user and that each policy has a level death benefit, a $300,000 face amount and a $4,000 annual premium.

The table assumes that each policy was purchased on the first day of a calendar year. For portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of and earned the actual return over that entire calendar year of inception. For portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. The table then illustrates what the Cash Surrender Value would have been after one policy year, after five policy years, after 10 policy years and from inception through December 31, 1997. No information has been included for portfolios whose inception dates were after June 30, 1997.


                            ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES
              BASED ON HISTORICAL INVESTMENT RESULTS, $300,000 OF INITIAL INSURANCE PROTECTION AND CURRENT CHARGES (1)

                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER
-------------------------------------------------------------------------------------------------------------
                                    ASSUMED
                                     POLICY
                                    PURCHASE           AT THE END OF                  AT THE END OF
                                     DATE(2)       THE FIRST POLICY YEAR          THE FIFTH POLICY YEAR
                                   --------    ------------------------------ -----------------------------
                                    BEGINNING   TOTAL     POLICY     CASH      TOTAL     POLICY     CASH
                                       OF      PREMIUM    ACCOUNT  SURRENDER  PREMIUM    ACCOUNT  SURRENDER
             PORTFOLIO:               YEAR:      PAID      VALUE     VALUE      PAID      VALUE     VALUE
                                   --------    ------------------------------ -----------------------------
-------------------------------------
HRT:
-------------------------------------
Alliance Money Market............       1982    $4,000   $2,778   $  876     $20,000    $17,728    $15,386
Alliance High Yield..............       1987     4,000    2,517      615      20,000     18,291     15,949
Alliance Common Stock............       1976     4,000    2,662      760      20,000     26,540     24,198
Alliance Aggressive Stock........       1986     4,000    3,462    1,560      20,000     22,614     20,272
Alliance Small Cap Growth........       1997     4,000    3,206    1,304          --         --         --

EQAT:
-------------------------------------
MFS Research.....................       1997     4,000    2,886      984          --         --         --
MFS Emerging Growth Companies....       1997     4,000    3,081    1,179          --         --         --
EQ/Putnam Growth & Income Value..       1997     4,000    2,891      989          --         --         --
EQ/Putnam Investors Growth.......       1997     4,000    3,151    1,249          --         --         --
EQ/Putnam International Equity...       1997     4,000    2,689      787          --         --         --
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                     ASSUMED
                                     POLICY
                                    PURCHASE           AT THE END OF           FROM POLICY PURCHASE THROUGH
                                     DATE(2)       THE TENTH POLICY YEAR            DECEMBER 31, 1997
                                   --------    -----------------------------  -------------------------------
                                    BEGINNING   TOTAL     POLICY     CASH      TOTAL     POLICY     CASH
                                       OF      PREMIUM    ACCOUNT  SURRENDER  PREMIUM    ACCOUNT  SURRENDER
             PORTFOLIO:               YEAR:      PAID      VALUE     VALUE      PAID      VALUE     VALUE
                                   -------     -----------------------------  -------------------------------
-------------------------------------
HRT:
-------------------------------------
Alliance Money Market............       1982    $40,000   $41,016   $39,141   $64,000   $ 69,117   $ 69,117
Alliance High Yield..............       1987     40,000    56,079    54,254    44,000     69,278     67,818
Alliance Common Stock............       1976     40,000    68,440    66,615    88,000    534,552    534,552
Alliance Aggressive Stock........       1986     40,000    81,015    79,190    48,000    115,275    114,180
Alliance Small Cap Growth........       1997         --        --        --     4,000      3,206      1,304

EQAT:
-------------------------------------
MFS Research.....................       1997         --        --        --     4,000      2,886        984
MFS Emerging Growth Companies....       1997         --        --        --     4,000      3,081      1,179
EQ/Putnam Growth & Income Value..       1997         --        --        --     4,000      2,891        989
EQ/Putnam Investors Growth.......       1997         --        --        --     4,000      3,151      1,249
EQ/Putnam International Equity...       1997         --        --        --     4,000      2,689        787
-------------------------------------------------------------------------------------------------------------

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96. SEE GUARANTEEING THE DEATH BENEFIT IN PART 2 OF THIS PROSPECTUS.

These values are not an estimate or guarantee of future performance.

(1) Policy values reflect all charges assessed under the policy and by the HRT or EQAT, including an assumed charge for taxes of 2%. Current non-guaranteed charges have been used for the cost of insurance charges, Premium Sales Charge and monthly administrative charge. Such charges may be increased in the future, but will never exceed the guaranteed maximum charges set forth in DEDUCTIONS AND CHARGES in Part 2 of this prospectus. If the guaranteed maximum cost of insurance charges, Premium Sales Charge and monthly administrative charge were used, the results would be lower.

(2) Assumed Policy Purchase Date is based upon inception date of portfolio. Please refer to the explanation of this table on page 6.

PART 1: DETAILED INFORMATION ABOUT EQUITABLE AND
        INCENTIVE LIFE PLUS INVESTMENT CHOICES

THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS

EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French insurance holding company. As of December 31, 1997, AXA beneficially owned 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1997, we had approximately $125.7 billion face amount of variable life insurance in force, as compared to $114.6 billion at December 31, 1996. Prior to January 1, 1997, Incentive Life Plus policies were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

THE SEPARATE ACCOUNT AND THE TRUSTS

THE SEPARATE ACCOUNT. The Separate Account was established on September 21, 1995 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account is a successor to a separate account that was established by Equitable Variable on April 19, 1985. The assets of that separate account became assets of the Separate Account on January 1, 1997 when Equitable Variable was merged into Equitable.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors.

The Separate Account has several Funds which invest in Class IB shares of a corresponding portfolio of the HRT or EQAT. You may allocate some or all premiums among the Funds.

In addition to premiums made under the policies, we may allocate to the Separate Account monies received under other variable life insurance policies. Owners of all such policies will participate in the Separate Account in proportion to the amounts they have in the Funds that relate to their policies. We may also retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to Policy Account values, or we may transfer them to our general account.

If any changes are made that result in a material change in the underlying investments of a Fund, policyowners will be notified. We may make other changes in the policies that do not reduce any Cash Surrender Value, Death Benefit, Policy Account value, or other accrued rights or benefits.

THE TRUSTS. The following porfolios of The Hudson River Trust (HRT) and the EQ Advisors Trust (EQAT) are available under your policy. The Funds of the Separate Account invest in these portfolios according to your instructions.

                              INVESTMENT PORTFOLIOS

             HRT PORTFOLIOS                                                 EQAT PORTFOLIOS
------------------------------------------  ---------------------------------------------------------------------------------
o  Alliance Money Market                    o  BT Equity 500 Index                o  MFS Research
o  Alliance High Yield                      o  BT Small Company Index             o  MFS Emerging Growth Companies
o  Alliance Common Stock                    o  BT International Equity Index      o  Morgan Stanley Emerging
o  Alliance Aggressive Stock                o  JPM Core Bond                         Markets Equity
o  Alliance Small Cap Growth                o  Lazard Large Cap Value             o  EQ/Putnam Growth & Income Value
                                            o  Lazard Small Cap Value             o  EQ/Putnam Investors Growth
                                                                                  o  EQ/Putnam International Equity

------------------------------------------  ---------------------------------------------------------------------------------

The Trusts are open-end, management investment companies registered under the 1940 Act, more commonly called mutual funds. As a "series" type of mutual fund, each Trust issues several different series of stock, each of which relates to a different portfolio of that Trust. The HRT commenced operations in January 1976 with a predecessor of its Alliance Common Stock portfolio. The EQAT commenced operations on May 1, 1997. The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a portfolio's shares are reinvested in full and fractional shares of the portfolio to which they relate. Each Fund invests in Class IB shares of a corresponding portfolio.

The EQAT sells its shares to Equitable separate accounts in connection with Equitable's variable life insurance and annuity products. The HRT sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Boards of Trustees of HRT and EQAT intend to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that either Board's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' portfolios is so large as to materially impair the investment performance of the portfolio or the Trust involved, we will examine other investment options.

All of the portfolios, except for the Morgan Stanley Emerging Markets Equity portfolio and Lazard Small Cap Value portfolio, are "diversified" for 1940 Act purposes. The Trustees of the HRT or the EQAT may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trusts, their investment objectives, policies, restrictions, risks, expenses, multiple class distribution systems, the Rule 12b-1 distribution plan and all other aspects of their operations, appears in the HRT prospectus (beginning after this prospectus), the EQAT prospectus (beginning after the HRT prospectus), or in their respective Statements of Additional Information, which are available upon request.

HRT'S MANAGER AND INVESTMENT ADVISER. HRT is managed and its portfolios are advised by Alliance Capital Management L.P. ("Alliance"), which is registered with the SEC as an investment adviser under the 1940 Act.

In its role as manager of the HRT, Alliance has overall responsibility for the general management and administration of the HRT, including selecting the portfolio managers for HRT's portfolios, monitoring their investment programs and results, reviewing brokerage matters, performing fund accounting, overseeing compliance by HRT with various Federal and state statutes, and carrying out the directives of its Board of Trustees. With the approval of the HRT's Trustees, Alliance may enter into agreements with other companies to assist with its administrative and management responsibilities to the HRT.

ALLIANCE CAPITAL MANAGEMENT L.P. Alliance, a leading international investment adviser, subject to the supervision of the Trustees of HRT, provides investment management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance is a publicly traded limited partnership incorporated in Delaware. At December 31, 1997, Alliance was managing approximately $218.7 billion in assets. Alliance employs 223 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 14 years.

All of the HRT portfolios are advised by Alliance. As adviser, Alliance is responsible for developing the portfolios' investment programs, making investment decisions for the portfolios, placing all orders for the purchase and sale of those investments and performing certain limited related administrative functions.

Alliance is an indirect, majority-owned subsidiary of Equitable, and its main office is located at 1345 Avenue of the Americas, New York, New York 10105. Additional information regarding Alliance is located in the HRT prospectus, which directly follows this prospectus.

EQAT'S MANAGER. EQ Financial Consultants, Inc. ("EQF"), subject to the supervision and direction of the Trustees of EQAT, has overall responsibility for the general management and administration of the EQAT. EQF is an investment adviser registered under the 1940 Act, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). EQF currently furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, and other business entities. EQF is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable.

EQF is responsible for providing management and administrative services to EQAT and selects the investment advisers for EQAT's portfolios, monitors the EQAT Advisers' investment programs and results, reviews brokerage matters, oversees compliance by EQAT with various Federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to a service agreement, Chase Global Funds Services Company assists EQF in the performance of its administrative responsibilities to the EQAT with other necessary administrative, fund accounting and compliance services. EQ Financial Consultants, Inc.'s main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQAT'S INVESTMENT ADVISERS. Putnam Investment Management, Inc.; Massachusetts Financial Services Company; Morgan Stanley Asset Management, Inc.; Bankers Trust Company; J.P. Morgan Investment Management Inc.; and Lazard Asset Management serve as EQAT Advisers only for their respective EQAT portfolios.

Each EQAT Adviser furnishes EQAT's manager, EQF, with an investment program (updated periodically) for each of its portfolios, makes investment decisions on behalf of its EQAT portfolios, places all orders for the purchase and sale of investments for the portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions.

If an EQAT portfolio shall at any time have more than one EQAT Adviser, the allocation of an EQAT portfolio's assets among EQAT Advisers may be changed at any time by EQF.

BANKERS TRUST COMPANY. Bankers Trust Company ("Bankers Trust") is a wholly owned subsidiary of Bankers Trust New York Corporation which was founded in 1903. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Bankers Trust advises BT Equity 500 Index, a domestic equity portfolio, BT International Equity Index, an international equity portfolio, and BT Small Company Index, an aggressive equity portfolio. As of December 31, 1997, Bankers Trust had approximately $317.8 billion in assets under management worldwide. The executive offices of Banker Trust are located at 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006.

LAZARD ASSET MANAGEMENT. Lazard Asset Management ("LAM") is a division of Lazard Freres & Co. LLC, which was founded in 1848. LAM and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $53 billion as of December 31, 1997. LAM advises Lazard Large Cap Value, a domestic equity portfolio, and Lazard Small Cap Value, an aggressive equity portfolio. LAM's global headquarters are located at 30 Rockefeller Plaza, New York, NY 10112.

J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. Morgan Investment Management Inc. ("J.P. Morgan") advises JPM Core Bond, a high quality bond portfolio. It is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated (JPM & Co.). JPM & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. Its combined assets under management totaled over $255 billion as of December 31, 1997. J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036.

MASSACHUSETTS FINANCIAL SERVICES COMPANY. Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization, whose assets under management as of December 31, 1997 were approximately $70.2 billion on behalf of more than 2.7 million investors. MFS advises MFS Research, a domestic equity portfolio, and MFS Emerging Growth Companies, an aggressive equity portfolio. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada and is located at 500 Boylston Street, Boston, MA 02116.

MORGAN STANLEY ASSET MANAGEMENT INC. Morgan Stanley Asset Management ("MSAM") provides a broad range of portfolio management services to customers in the United States and abroad and serves as an investment adviser to numerous open-end and closed-end investment companies. MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care as of December 31, 1997. MSAM advises Morgan Stanley Emerging Markets Equity, an international equity portfolio. MSAM is a subsidiary of Morgan Stanley, Dean Witter & Co. and is located at 1221 Avenue of the Americas, New York, New York 10020.

PUTNAM INVESTMENT MANAGEMENT, INC. Putnam Investment Management, Inc. ("Putnam") has been managing mutual funds since 1937. As of December 31, 1997, Putnam and its affiliates managed more than $235 billion in assets. Putnam advises EQ/Putnam Growth & Income Value, a domestic equity portfolio, EQ/Putnam
Investors Growth, a domestic equity portfolio and EQ/Putnam International Equity, an international equity portfolio. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. and is located at One Post Office Square, Boston, MA 02109.

Additional information regarding each of the companies which serve as an EQAT Adviser appears in the EQAT prospectus, attached at the end of this prospectus.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its expected return and its risks. There is no guarantee that these objectives will be achieved.

The value of your money invested in these portfolios will fluctuate, and may be worth more or less than its original value when you or your beneficiaries redeem your policy or make withdrawals. The policies and objectives of the portfolios are as follows:

-------------------------------------------------------------------------------------------------------------------------------

             PORTFOLIO                            INVESTMENT POLICY                                OBJECTIVE
   -------------------------------------------------------------------------------------------------------------------------
   HRT PORTFOLIO:
   -------------
   Alliance Money Market           Primarily high-quality short-term money market      High level of current income
                                   instruments.                                        while preserving assets and
                                                                                       maintaining liquidity.

   Alliance High Yield             Primarily a diversified  mix of  high-yield,        High return by maximizing current
                                   fixed-income  securities  involving  greater        income and, to the extent
                                   volatility  of price  and risk of  principal        consistent  with that  objective,
                                   and income  than  high-quality  fixed-income        capital appreciation.
                                   securities.  The medium-  and  lower-quality
                                   debt  securities  in which the portfolio may
                                   invest are commonly known as "junk bonds."

   Alliance Common Stock           Primarily common stock and other equity-type        Long-term growth of capital and
                                   instruments.                                        increasing income.

   Alliance Aggressive  Stock      Primarily    common    stocks    and   other        Long-term   growth   of capital.
                                   equity-type securities issued by medium- and
                                   other  smaller-sized  companies  with strong
                                   growth potential.

   Alliance Small Cap Growth       Primarily U.S. common stock and other               Long-term growth of capital.
                                   equity-type securities issued by smaller
                                   companies with favorable growth prospects.

   EQAT PORTFOLIO:
   --------------
   BT Equity 500 Index             Invest in a statistically selected sample           Replicate as closely as possible
                                   of the 500 stocks included in the Standard &        (before the deduction of
                                   Poor's 500 Composite Stock Price Index              Portfolio expenses) the total
                                   ("S&P 500").                                        return of the S&P 500.


   BT Small Company Index          Invest in a statistically selected sample of        Replicate as closely as possible
                                   the 2,000 stocks included in the Russell 2000       (before the deduction of
                                   Small Stock Index ("Russell 2000").                 Portfolio expenses) the total
                                                                                       return of the Russell 2000.

   BT International Equity        Invest in  a statistically selected sample of        Replicate as closely  as  possible
    Index                         the securities of companies included in  the         (before  the deduction of Portfolio
                                  Morgan  Stanley Capital International Europe,        expenses) the total return of the EAFE.
                                  Australia, Far East Index  ("EAFE"), although
                                  not all companies within a country will be
                                  represented in the Portfolio at the same time.

   JPM Core Bond                   Under normal circumstances,  all of the             High total return consistent with moderate
                                   Portfolio's assets  will,  at  the  time  of        risk of capital and maintenance of liquidity.
                                   purchase, consist of investment  grade fixed-
                                   income securities  rated BBB or better by
                                   Standard & Poor's Rating Service or Baa or
                                   better by Moody's Investors Service,  Inc. or
                                   unrated securities of comparable quality.

   Lazard Large Cap Value          Primarily equity securities of companies with       Capital appreciation.
                                   relatively large market capitalizations (i.e.,
                                   companies having market capitalizations of at
                                   least $1 billion at the time of initial
                                   purchase) that the portfolio adviser considers
                                   to be inexpensively priced relative to the
                                   return on total capital or equity.

   Lazard Small Cap Value          Primarily equity securities of United States        Capital appreciation.
                                   companies with small market capitalizations
                                   (i.e., in the range of companies represented in
                                   the Russell 2000) that the portfolio adviser
                                   considers inexpensively priced relative to the
                                   return on total capital or equity.

-------------------------------------------------------------------------------------------------------------------------------

                                       12

-------------------------------------------------------------------------------------------------------------------------------

             PORTFOLIO                            INVESTMENT POLICY                                OBJECTIVE
   -------------------------------------------------------------------------------------------------------------------------
   EQAT PORTFOLIO (CONTINUED):
   --------------------------
   MFS Research                    A  substantial  portion  of  assets invested        Long-term  growth of capital and
                                   in common stock or securities convertible into      future income.
                                   common  stock of  companies  believed  by the
                                   portfolio  adviser  to  possess  better  than
                                   average prospects for long-term growth.

   MFS Emerging Growth             Primarily in common stocks of emerging growth       Long-term growth of capital.
     Companies                     companies that the portfolio adviser believes
                                   are early in their  life  cycle but which  have
                                   the  potential  to  become  major enterprises.

   Morgan Stanley Emerging         Primarily equity securities of emerging market      Long-term capital appreciation.
      Markets Equity               country issuers with a focus on those in which
                                   the portfolio  adviser believes the economies
                                   are  developing  strongly  and in  which  the
                                   markets are becoming more sophisticated.

  EQ/Putnam Growth                 Primarily common stocks that offer potential        Capital growth and,  secondarily,
    & Income Value                 for capital growth and may,  consistent with        current income.
                                   the portfolio's investment objective,  invest
                                   in common stocks that offer potential for
                                   current income.

   EQ/Putnam Investors Growth      Primarily common stocks that the Portfolio          Long-term growth of capital and
                                   adviser believes afford the best opportunity        any increased income that results
                                   for long-term capital growth.                       from this growth.


   EQ/Putnam International         Primarily a diversified portfolio of equity         Capital appreciation.
      Equity                       securities of companies organized under laws of
                                   countries other than the United States.

------------------------------------------------------------------------------------------------------------------------------


Because you may invest Policy Account values in the Fund options described above, Incentive Life Plus offers an opportunity for the Cash Surrender Value to appreciate more rapidly than it would under comparable fixed benefit whole life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Cash Surrender Value may not appreciate as rapidly and, indeed, may decrease in value.

THE GUARANTEED INTEREST ACCOUNT
You may allocate some or all of your Policy Account to the Guaranteed Interest Account, which is funded by our general account and pays interest at a declared rate guaranteed for each policy year. The principal, after deductions, is also guaranteed. The general account supports all of our insurance and annuity guarantees, including the Guaranteed Interest Account, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account, the Guaranteed Interest Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The amount you have in the Guaranteed Interest Account at any time is the sum of the amounts allocated or transferred to it, plus the interest credited to it, minus amounts deducted, transferred and withdrawn from it. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Account. We refer to this amount as the loaned amount in the Guaranteed Interest Account. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Account. See LIVING BENEFIT OPTION in Part 2 of this prospectus.

ADDING INTEREST IN THE GUARANTEED INTEREST ACCOUNT. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Account for the following policy year. These annual interest rates will never be less than the minimum guaranteed interest rate of 4% (before deductions). Interest is credited and compounds daily at an effective annual rate that equals the declared rate for each policy year. Different rates may apply to policies currently being issued and previously issued policies. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Account. See POLICY LOAN INTEREST in Part 2 of this prospectus. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT. Transfers out of the Guaranteed Interest Account to the Separate Account are allowed once a year on or within 30 days after your policy anniversary. If we receive your transfer request up to 30 days before your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Account as of the transfer date or the minimum transfer amount, whichever is more. The minimum transfer amount is $500 or your total unloaned value in the Guaranteed Interest Account on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Account.

PART 2: DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS

FLEXIBLE PREMIUMS

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and tobacco-user status of the insured person, the initial Face Amount of the policy (the initial minimum Face Amount is $50,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of the insured person. See COST OF INSURANCE CHARGE in Part 2 of this prospectus. You may choose to pay a higher initial premium.

The full initial premium shown on your application must be given to your agent or broker on or before the day the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid. If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured. You may review a copy of our Temporary Insurance Agreement on request.

Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. The preferred form of payment is a single check on your business or personal account. Payment may also be in the form of a single money order, bank draft or cashier's check payable directly to Equitable; however, please be aware that Equitable is required to report the receipt of these "cash equivalents" to the Internal Revenue Service under certain circumstances. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks payable to someone other than Equitable and endorsed over to Equitable are not acceptable unless the check is money directly from a qualified retirement plan or pursuant to a 1035 exchange (a tax-deferred exchange pursuant to Section 1035 of the Internal Revenue Code) or it is a trustee check that involves no refund. Equitable's policy is to return any unacceptable forms of payment, and the policyowner bears the risk of lapse or other consequences which may result from the effective non-payment.

Premiums after the first must be sent directly to our Administrative Office. The minimum premium is $100 (policies issued in some states or automatic payment plans may have different minimums). This minimum may be increased if we give you written notice.

We may return premium payments if we determine based upon our interpretation of current tax rules that such premiums would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS in Part 2 of this prospectus for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.

PLANNED PERIODIC PREMIUMS AND SPECIFIED PREMIUMS. Although premiums are flexible, page 3 of your policy (the Policy Information Page) will show a "planned" periodic premium and "specified premiums." Specified premiums are called no lapse guarantee premiums for policies issued in New York and New
Jersey. We measure actual premiums against specified premiums to determine whether the death benefit guarantee provision or the 3-Year no lapse guarantee provision will prevent the policy from going into default.

Specified premiums are actuarially determined at issue based on the age, sex, tobacco-user status and rating class of the insured person, the Face Amount and any additional benefits. Specified premiums may change if you make policy changes that increase or decrease the Face Amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's rating or tobacco-user classification. Certain additional benefit riders will cause specified premiums to increase each year. We reserve the right to limit the amount of any premium payments which are in excess of specified premiums.

The planned periodic premium is an amount you determine (within limits set by us) when you apply for the policy. The planned premium may be more or less than the specified premiums. Neither the planned premium nor the specified premiums are required premiums.

Failure to pay premiums could cause the policy to go into default and ultimately terminate. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus.

PREMIUM AND MONTHLY CHARGE ALLOCATIONS. On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Funds and the Guaranteed Interest Account. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to a Fund take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Policy Information Page, and is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE in Part 2 of this prospectus.

Until the Allocation Date, any net premiums allocated to a Fund will be allocated to the Alliance Money Market Fund, and all monthly deductions allocated to a Fund will be deducted from the Alliance Money Market Fund. On the Allocation Date, amounts in the Alliance Money Market Fund will be allocated to the various Funds in accordance with your policy application. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Alliance Money Market Fund on the Allocation Date.

You may change  the  allocation  percentages  for either  your  current  premium payment or the current and future premium payments by writing to our Administrative Office and indicating the changes you wish to make. Your request must be signed. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions on and after such date.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any policy loan, any lien securing a Living Benefit payment and accrued interest. If the insured person dies during a grace period, we will also deduct any overdue monthly charges.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a death benefit equal to the policy's Face Amount PLUS the amount in your Policy Account on the day the insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher death benefit is a percentage multiple of the amount in your Policy Account. The percentage is generally based on provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. A higher percentage multiple than that required by Federal tax law will be applied at ages 91 and over. Since cost of insurance charges are assessed on the difference between the Policy Account value and the death benefit, these charges will increase if the higher death benefit takes effect.

The higher death benefit will be the amount in your Policy Account on the day the insured person dies times the percentage for the insured person's age (nearest birthday) at the beginning of the policy year of the insured person's death. The percentage declines as the insured person gets older. For ages that are not shown on the following table, the percentage multiples will decrease by a ratable portion for each full year.

-------------------------------------------------------------------------------------------------------------------------------

                          TABLE OF DEATH BENEFITS AS A PERCENTAGE MULTIPLE OF POLICY ACCOUNT VALUES
   INSURED           40 or        45          50          55          60         65          70        75 to        100
   PERSON'S AGE      under                                                                               95
                     250%         215%        185%        150%        130%       120%        115%      105%         100%

-------------------------------------------------------------------------------------------------------------------------------

For example, if the insured person were 75 years old and your policy had a Policy Account value of $200,000, the higher death benefit would be 105% of $200,000 or $210,000.

GUARANTEEING THE DEATH BENEFIT. We will guarantee your death benefit coverage, regardless of the policy's investment performance, if you have paid a certain amount of premiums into your policy and you have not withdrawn or borrowed those amounts. The death benefit guarantee period is either three years (under the 3-Year no lapse guarantee provision) or the period described in the following paragraphs (under the death benefit guarantee provision). Whether your policy has the 3-Year no lapse guarantee provision or the death benefit guarantee provision depends upon the state in which your policy is issued. Policies issued in New York and New Jersey have the 3-Year no lapse guarantee provision.

The death benefit option you select (A or B) and the amount of your yearly renewable term rider for the insured person (YRT rider) can affect the length of time that the death benefit guarantee provision will last. If you have selected death benefit Option A, and you never change it to Option B, assuming no YRT rider, then the death benefit guarantee provision will terminate on the Final Policy Date. See MATURITY BENEFIT in Part 2 of this prospectus. If ever your policy, at any time, has an Option B death benefit, and assuming no YRT rider, the death benefit guarantee provision will terminate on the later of (1) the policy anniversary nearest the insured person's 80th birthday or (2) the 15th policy anniversary. However, if your death benefit first changes to an Option B after this time, the death benefit guarantee provision will terminate immediately. The death benefit option does not have any effect on the length of the 3-Year no lapse guarantee provision.

If your policy is issued with a YRT rider (see ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus), and your policy is issued in any state other than New York, New Jersey, and Massachusetts the length of time that the death benefit guarantee provision will last (the "DBG Period") may be shorter than the times set forth in the preceding paragraph. The DBG Period will depend on the proportion that the face amount of the YRT rider bears to the total face amount (base policy plus YRT rider) at the issue date of the policy and the death benefit option.

-------------------------------------------------------------------------------------------------------------------------------
   % OF YRT RIDER TO TOTAL               DBG PERIOD IF DEATH BENEFIT                 DBG PERIOD IF DEATH BENEFIT
   FACE AMOUNT                           OPTION IS ALWAYS A                          OPTION IS EVER B
-------------------------------------------------------------------------------------------------------------------------------
   Less than  25%                        To  the   later  of   policy anniversary    To the later of policy anniversary
                                         nearest age 75 or 15  policy years*         nearest age 75 or 30 policy years
-------------------------------------------------------------------------------------------------------------------------------
   25% to less than 50%                  To the later of policy anniversary          To the later of policy anniversary
                                         nearest age 65 or 20 policy years           nearest age 65 or 15 policy years
-------------------------------------------------------------------------------------------------------------------------------
   50% to less than 75%                  To the later of policy anniversary          To the later of policy anniversary
                                         nearest age 55 or 10 policy years           nearest age 55 or 10 policy years
-------------------------------------------------------------------------------------------------------------------------------
   75% and greater                       3 policy years                              3 policy years
-------------------------------------------------------------------------------------------------------------------------------

* In no event will the DBG period extend beyond the Final Policy Date.

The DBG Period is determined at the issue date and is not affected by subsequent changes in the base policy face amount or the YRT rider face amount, or by dropping or exchanging the YRT rider after issue. The only time the DBG Period will change after issue is if the policy was originally Option A and is later changed to Option B.

If your policy's Net Cash Surrender Value is insufficient to pay the monthly deductions, the death benefit guarantee provision can keep your policy from terminating if two conditions are satisfied. First, any outstanding policy loan plus accrued loan interest cannot exceed the policy's Cash Surrender Value. Second, the amount of your actual premium payments minus any withdrawals (each accumulated at 4% interest) must equal or exceed a benchmark premium amount. To determine this benchmark premium amount we accumulate the specified premiums (shown on the Policy Information Page) at 4% interest.

CHANGES IN INSURANCE PROTECTION

CHANGING THE FACE AMOUNT. You may request an increase in the Face Amount after the first policy year and a decrease after the second policy year. You must send your signed written request to our Administrative Office. See TAX EFFECTS in
Part 2 of this prospectus for the tax consequences of changing the Face Amount. If disability waiver goes into effect (see ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus), we will not permit any Face Amount change. Any change will be subject to our approval and the following conditions:

Face Amount Increases. To increase the Face Amount, you must provide satisfactory evidence that the insured person is still insurable. The cost of insurance rate for the amount of the increase will be based on the rating class, attained age and tobacco-user status of the insured person on the date of the increase and on the insured person's sex. See COST OF INSURANCE CHARGE in Part 2 of this prospectus. We reserve the right to decline Face Amount increases if the insured person has become a more expensive risk.

Any increase must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the cost of insurance and the death benefit guarantee provision will generally increase beginning on the date the increase takes effect. An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account. See HOW POLICY ACCOUNT CHARGES ARE ALLOCATED in Part 2 of this prospectus.

Surrender Charges will generally be applicable to a Face Amount increase for fifteen years from the effective date of the increase. The Premium Surrender Charge percentage may be higher than the percentage applied prior to the increase. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See SURRENDER CHARGES in Part 2 of this prospectus.

Following the increase, a portion of each premium payment will be deemed to be attributable to the Face Amount increase. The Premium Sales Charge will generally be deducted from this amount, even if we had previously stopped deducting the charge on the premiums paid before the increase in accordance with our current practice. The Premium Sales Charge percentage may be lower than the percentage applied prior to the increase. See DEDUCTIONS FROM PREMIUMS -- PREMIUM SALES CHARGE in Part 2 of this prospectus.

You will have the right to cancel the Face Amount increase within 10 days after receipt of a new Policy Information Page showing the increase. If you cancel the increase we will reverse any charges attributable to the increase and recalculate the Policy Account value, Cash Surrender Value and Surrender Charges to what they would have been had the increase not taken place. No Premium or Administrative Surrender Charge will be incurred upon cancellation. We reserve the right not to offer the cancellation right for Face Amount increases if we are not required to do so under applicable law.

Face Amount Decreases. You may reduce the Face Amount but not below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the death benefit guarantee provision and the cost of insurance will generally decrease (even though the rates may increase) beginning on the date the decrease in Face Amount takes effect.

Face Amount decreases that reduce the Face Amount below certain levels will result in higher monthly administrative charges. If you reduce the Face Amount during the first fifteen policy years or during the first fifteen years after a Face Amount increase, we may deduct a pro rata share of the applicable Surrender Charges from the Policy Account. Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See DEDUCTIONS FROM YOUR POLICY ACCOUNT and SURRENDER CHARGES in Part 2 of this prospectus.

CHANGING THE DEATH BENEFIT OPTION. At any time after the second policy year while your policy is in force, you may change the death benefit option by sending a signed written request to our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. This change may shorten the length of time the death benefit guarantee provision is available. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction. We may require evidence of insurability to make the change.

o If you change from OPTION B TO OPTION A, the Face Amount will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see COST OF INSURANCE CHARGE in Part 2 of this prospectus). If your death benefit is determined by a percentage multiple of the Policy Account, however, the new Face Amount will be determined differently. A Face Amount change that results from a death benefit option change will not affect any expense or sales charge (including any Surrender Charge) which varies by Face Amount, and no Surrender Charges will be deducted or established at the time of the change.

SUBSTITUTION OF INSURED PERSON. If you provide satisfactory evidence that the person proposed to be insured is insurable, then, subject to certain restrictions, you may, after the second policy year, substitute the insured person under your policy. The cost of insurance charges may change, but we will not change the Surrender Charges. Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other adverse tax consequences as well, including classification of the policy as a modified endowment contract or disqualification of the policy as life insurance for Federal income tax purposes unless funds are distributed out of the policy. See TAX EFFECTS in Part 2 of this prospectus. You should consult your tax adviser prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences of making this change. A $100 charge will be deducted from the Policy Account for each substitution of insured person.

WHEN POLICY CHANGES GO INTO EFFECT. A substitution of the insured person, or change in Face Amount or death benefit option, will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because based upon our interpretation of current rules, the change might disqualify your policy as life insurance under applicable Federal tax law. In other cases there may be adverse tax consequences as a result of the change. See TAX EFFECTS in
Part 2 of this prospectus.

MATURITY BENEFIT

If the insured person is still living on the policy anniversary nearest his or her 100th birthday (Final Policy Date), we will pay you the amount in the Policy Account net of any policy loan, any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS in Part 2 of this prospectus and YOUR PAYMENT OPTIONS in Part 3 of this prospectus.

LIVING BENEFIT OPTION

Subject to our underwriting guidelines and availability in your state, our Living Benefit rider will be added to your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six-month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, we establish a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST in
Part 2 of this prospectus.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST ACCOUNT in Part 2 of this prospectus. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

The receipt of a Living Benefit payment may be able to qualify for exclusion from income tax. See TAX EFFECTS in Part 2 of this prospectus. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. A monthly charge will be deducted from your Policy Account for each additional benefit you choose. Eligibility for and changes in these benefits are subject to our underwriting and other rules. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available: disability waiver benefits, accidental death benefit, term insurance riders for the insured person (including the YRT rider), children's term insurance, term insurance on an additional insured person, designated insured option rider, option to purchase additional insurance and first-to-die term insurance.

The designated insured option rider permits the policyowner, upon the death of the insured person, to purchase insurance on the life of a "designated insured person" without evidence of insurability. The option to purchase additional insurance permits purchases of additional amounts of insurance on the insured person, without evidence of insurability, upon the occurrence of certain specified events. The first-to-die rider is yearly renewable term insurance that insures two lives and pays a death benefit upon the first death.

The term insurance riders for the insured person allow you to purchase additional death benefit coverage. Choosing coverage under a term insurance rider for the insured person in lieu of coverage under the base policy will reduce total charges and increase Policy Account values on a current charge basis. The more term insurance coverage you elect, the greater will be the amount of reduction in charges and increase in Policy Account values on a current charge basis. Also, term coverage is not subject to a surrender charge. However, if the higher death benefit becomes applicable (see DEATH BENEFITS in Part 2 of this prospectus) or if term rider insurance charges increase in relation to cost of insurance charges on the base policy, the combination coverage may ultimately become more costly and have lower Policy Account values than coverage under the base policy alone. Generally, the greater the proportion of term insurance coverage you elect, the greater the likelihood that the higher death benefit will apply. Also, the Living Benefit option discussed above does not apply to any term insurance coverage. Moreover, in New York, there are age restrictions on the final renewal period for term riders. If you later terminate your term rider coverage and also increase the Face Amount under the base policy, a new Surrender Charge period will commence.

The amount of the specified or 3-Year no lapse guarantee premium will be affected by the term rider coverage. In addition, if your policy is issued with a YRT rider, the duration of the death benefit guarantee may be shorter. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus. Your agent can provide further information and policy illustrations showing how the term riders can affect your policy values under different assumptions.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Account and in the Funds. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES in Part 2 of this prospectus.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Fund are used to purchase units of that Fund. Units are redeemed from a Fund when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a Fund is calculated by dividing the dollar amount of the transaction by the Fund's unit value calculated after the close of business that day. On any given day, the value you have in a Fund is the unit value for that Fund times the number of units credited to you in that Fund.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the Funds at the end of each business day. A business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our Administrative Office. If your request for a policy transaction reaches our Administrative Office when we are closed, or after [the earlier of 4:00 p.m. Eastern Time or the regularly scheduled close of the New York Stock Exchange], the transaction date will be the next following business day we are open. The transaction date for automatic transactions is the date they are scheduled to be performed.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When a transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

A net investment factor is determined for each Fund of the Separate Account every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily mortality and expense risk charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday, Sunday and Monday). The daily mortality and expense risk charge is currently at an annual rate of .60% and is guaranteed not to exceed an annual rate of .90%. See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts among Funds or to the Guaranteed Interest Account. Special rules apply to transfers out of the Guaranteed Interest Account. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus. You may make a transfer by telephone or by submitting a signed written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS in Part 2 of this prospectus.

The minimum amount which may be transferred is $500. This minimum need not come from any one Fund or be transferred to any one Fund as long as the total amount transferred that day, including any amounts transferred to or from the Guaranteed Interest Account, is at least equal to the minimum. However, we will transfer the entire amount in any Fund even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service, which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than that currently allocated to a Fund. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Fund into the other Funds. To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Alliance Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the amount in the Money Market Fund is insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

TELEPHONE TRANSFERS. You may make transfers by telephone by calling our Administrative Office. In order to make transfers by telephone, you must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed signed form MUST be returned to our Administrative Office before requesting a telephone transfer.

Telephone transfers may be requested on each day we are open to transact business. You will receive the Fund's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 4:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. The telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. Currently, you will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least $500. If you request an additional loan, the additional amount will be added to the outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Account. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by sending a signed written request to our Administrative Office. You should tell us how much of the loan you want taken from your unloaned amount in the Guaranteed Interest Account and how much you want taken from the Funds. If you request a loan from a Fund, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Account. The amounts you have in each Fund or the Account will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate it, the loan will be allocated according to the deduction allocation percentages applicable to your Policy Account. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions that your unloaned amount in the Guaranteed Interest Account and your values in the Funds bear to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. The maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Account where it earns a declared rate for loaned amounts. The interest rate we credit to the loaned portion of the Guaranteed Interest Account will be at an annual rate up to 2% less than the loan interest rate we charge. However, we reserve the right to credit a lower rate than this if in the future tax laws change such that our taxes on policy loans or policy loan interest are increased.

Under our current rules, the rate we credit on loaned amounts for the first fifteen policy years is 1% less than the rate we charge for policy loan interest, and the rate difference drops from 1% to 1/4 of 1% beginning in the sixteenth policy year. Because Incentive Life Plus was offered for the first time in 1995, no reduction in the rate difference has yet been attained. These rate differentials are those currently in effect and are not guaranteed. Interest credited on loaned amounts will never be less than 4%.

Interest accrues daily on any loaned amount in the Guaranteed Interest Account. On each policy anniversary and anytime you repay a policy loan in full, accrued interest on the loaned amount is allocated to the Separate Account Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the Funds to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time. While you have a policy loan, we assume that any money you send us is a premium payment. If you wish to have any of these payments applied as a loan repayment, you must specifically so indicate in writing. Loan repayments are not subject to a charge for taxes or a Premium Sales Charge. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed Interest Account until the amount of any loans originally allocated to that Account have been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount set aside in the Guaranteed Interest Account will not be available for investment in the Funds or in the unloaned portion of the Guaranteed Interest Account. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the Funds and the rates declared for the unloaned portion of the Guaranteed Interest Account. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the insured person, policy maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a policy loan. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover monthly deductions or a loan may prevent the death benefit guarantee provision from keeping the policy out of default. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus.

PARTIAL WITHDRAWALS AND SURRENDER

PARTIAL WITHDRAWALS. At any time after the first policy year while the insured person is living, you may request a partial withdrawal of your Net Cash
Surrender Value by sending a signed written request to our Administrative Office. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount requested, whichever is less, will be deducted from your Policy
Account. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o  be at least $500,

o not cause the death benefit to fall below the minimum Face Amount for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from amounts you have in each Fund and the unloaned portion of the Guaranteed Interest Account. The related expense charge will also be deducted from the amount withdrawn. If you do not specifically indicate, we will make the withdrawal and deduct the related expense charge on the basis of your deduction allocation percentages. If we cannot make the withdrawal and deduct the expense charge in the manner discussed above, we will make the withdrawal and deduction based on the proportions that your unloaned amounts in the Guaranteed Interest Account and the Funds bear to the total unloaned value of your Policy Account.

A partial withdrawal reduces the amount you have in your Policy Account and Cash Surrender Value on a dollar-for-dollar basis. Normally, it also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will generally be reduced so that there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS in Part 2 of this prospectus. The withdrawal and these reductions will be effective as of the date your request is received at our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a partial withdrawal and a reduction in benefits.

SURRENDER FOR NET CASH SURRENDER VALUE. The Cash Surrender Value is the amount in your Policy Account minus the Surrender Charges described under SURRENDER CHARGES on page 24. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest.

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a surrender. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. We will compute the Net Cash Surrender Value as of the date we receive your written surrender request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS. Charges for certain taxes are deducted from all premiums. In addition, a Premium Sales Charge will be deducted from your premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

Charge For Taxes. We deduct a charge designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. Such charges currently range from .70% to 5% (Virgin Islands).

This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her place of residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary.

Premium Sales Charge. A percentage of each premium will be deducted to compensate us in part for sales and promotional expenses in connection with selling Incentive Life Plus, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. See SURRENDER CHARGES on page 24. The Premium Sales Charge percentage depends upon the Face Amount of the Policy as follows:

               FACE AMOUNT RANGE:              $50,000 TO $99,999        $100,000 TO $499,999         $500,000 AND OVER
               --------------------------------------------------------------------------------------------------------------
               PERCENTAGE:                             6%                         4%                         3%

Currently, we deduct the Premium Sales Charge from each premium payment until the cumulative premiums paid equals ten times the "sales load target premium." The sales load target premium varies by issue age, sex and tobacco-user status of the insured person and the policy's Face Amount, and is generally less than or equal to 75% of one annual whole life premium calculated at 4% interest and guaranteed maximum cost of insurance and expense charges. We reserve the right, however, to deduct the Premium Sales Charge from each premium payment at any time.

If you request a Face Amount increase above the previous highest Face Amount, we will establish a new sales load target premium attributable to the amount of the increase, and the Premium Sales Charge will be deducted from that portion of each subsequent premium payment deemed attributable to the increase until such premium payments have cumulatively reached ten times the new sales load target premium. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Sales Charge percentage applied to future premiums will be the lower percentage for that Face Amount range. Face Amount decreases do not change the Premium Sales Charge percentage.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

Monthly Administrative Charge. The administrative charge is designed to compensate us for administrative activities in connection with issuing and maintaining your policy, such as billing, policy transactions and policyowner communications. The amount of the monthly administrative charge depends upon the initial Face Amount, the policy year and the issue age of the insured person as follows:

               --------------------------------------------------------------------------------------------------------
                               FACE AMOUNT RANGE $50,000     FACE AMOUNT RANGE $100,000    FACE AMOUNT RANGE $500,000
                 ISSUE AGE     TO $99,999                    TO $499,999                   AND OVER
               --------------------------------------------------------------------------------------------------------
                   0-29        $20 in years 1 & 2            $40 in year 1                 $25 in year 1
                               $8 in years 3 and later*      $6 in years 2 and later*      $6 in years 2 and later*

                    30+        $30 in years 1 & 2            $55 in year 1                 $25 in year 1
                               $8 in years 3 and later*      $6 in years 2 and later*      $6 in years 2 and later*

               -------------------
               *We may increase this charge, but we guarantee that it will never exceed $10 per month.
               -----------------------------------------------------------------

The monthly administrative charge will increase from $6 to $8 if you request a Face Amount reduction that moves the policy into the lowest Face Amount range. The charge will decrease from $8 to $6 if you request a Face Amount increase after the second policy year that moves the policy out of the lowest Face Amount range (the $20 or $30 charge will continue through the second policy year).

Cost Of Insurance Charge. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured person at that time. The net amount at risk is the difference between the current death benefit (not including any term coverage on the insured person) and the amount in your Policy Account. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus for a description of term insurance riders. We may earn a profit from this charge.

Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding decrease or increase to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. The current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. The current and guaranteed monthly cost of insurance rates are determined based on the sex, age, rating class and tobacco-user status of the insured person. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since a policy has been issued) and the Face Amount. Current cost of insurance rates are generally highest for Face Amounts less than $100,000 and generally lowest for Face Amounts of $200,000 and above.

Beginning in the tenth policy year, current monthly cost of insurance charges are reduced by an amount equal to a percentage of your unloaned Policy Account value on the date such charges are assessed. This means that the larger your unloaned Policy Account value, the greater your potential reduction in current cost of insurance charges. This percentage begins at an annual rate of .05%, grading up to an annual rate of .65% in policy years 25 and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed. We may in the future increase, decrease, change the duration of, or eliminate the amount of the current cost of insurance charge reduction without advance notice to you. Because Incentive Life Plus was offered for the first time in 1995, no reduction of cost of insurance charges in the tenth policy year has yet been attained.

Lower current cost of insurance rates apply at most ages for insured persons who qualify as non-tobacco users. To qualify, an insured person must meet additional requirements that relate to tobacco use. In addition, the insured person must be age twenty or over. Insured persons who are under twenty years of age may ask us to review their current tobacco habits when they reach the policy anniversary nearest their twentieth birthday.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Plus policies sold in Montana. Cost of insurance rates applicable to a policy issued in Montana will not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued in this state. The guaranteed cost of insurance rates for Incentive Life Plus policies in this state are based on the Commissioner's 1980 Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table.

Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco-user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Plus in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Death Benefit Guarantee Charge. One cent per $1,000 of Face Amount (including any amount of yearly renewable term insurance) is deducted monthly to compensate us for the risk we assume by guaranteeing the death benefit under the death benefit guarantee provision. This charge is deducted regardless of whether specified premiums are paid, but it will not be deducted after the death benefit guarantee provision terminates. This charge will not be deducted in states where the death benefit guarantee provision is not available.

Charges For Additional Benefits. The charges for any additional benefits you choose will be deducted monthly. Your policy contains tables showing the guaranteed maximum charges for all of these benefits.

Transaction Charges. In addition to the monthly deductions from your Policy Account described above, we charge fees for certain policy transactions: see PARTIAL WITHDRAWALS, CHANGING THE FACE AMOUNT, SUBSTITUTION OF INSURED PERSON, LIVING BENEFIT OPTION and TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus. Also, if, after your policy is issued, you request more than one illustration in a policy year, we may charge a fee. See ILLUSTRATIONS OF POLICY BENEFITS in Part 4 of this prospectus.

Mortality And Expense Risk Charge For New York Policies. For New York policies, this charge will be deducted monthly from the Policy Account at an annual current rate of .60% of the unloaned Policy Account value on the date this charge is assessed. The maximum rate is .90%. See CHARGE AGAINST THE SEPARATE ACCOUNT below for more information about this charge.

How Policy Account Charges Are Allocated. Generally, deductions from your Policy Account for monthly charges are made from the Funds and the unloaned portion of our Guaranteed Interest Account in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See PREMIUM AND MONTHLY CHARGE ALLOCATIONS in Part 2 of this prospectus. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your amounts in the Funds bear to the total unloaned value of your Policy Account.

Changes. Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which would reduce the investment experience of the Funds. See TAX EFFECTS in Part 2 of this prospectus.

CHARGE AGAINST THE SEPARATE ACCOUNT. This charge is reflected in the unit values for the Funds of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE in
Part 2 of this prospectus.

A daily charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual current rate is .60%. The annual guaranteed rate is .90%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit. For New York policies, this charge will be deducted from your Policy Account rather than as a charge against the Separate Account.

CHARGES OF THE TRUSTS. The Funds purchase Class IB shares of the HRT or EQAT at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, 12b-1 distribution fee charges and certain other operating expenses. The Trusts do not impose a sales charge. See DEDUCTIONS AND CHARGES in Part 2 of this prospectus and HRT'S INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in Part 1 of this prospectus.

SURRENDER CHARGES. There will be a difference between the amount in your Policy Account and the Cash Surrender Value of your policy for at least the first fifteen policy years. This difference is the result of the Premium Surrender Charge (which is a contingent deferred sales load) and an Administrative Surrender Charge. See also PREMIUM SALES CHARGE in Part 2 of this prospectus. These charges are contingent because you pay them only if you surrender your policy, reduce its Face Amount or it terminates. They are deferred because we do not deduct them from your premiums. Because these Surrender Charges are contingent and deferred, the amount we might collect in a policy year is not related to the actual sales expenses for that year. A table of maximum Surrender Charges (maximum Premium Surrender Charge plus the maximum Administrative Surrender Charge) appears on the Policy Information Page.

Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

Premium Surrender Charge. To determine the Premium Surrender Charge, "target" premiums are used. Target premiums are not based on the "planned" premium you determine, but are actuarially determined based on the age, sex and tobacco-user status of the insured person and the Face Amount. Target premiums are different from sales load target premiums that are used to determine the Premium Sales Charge.

The maximum Premium Surrender Charge for the initial Face Amount of your policy (the "base policy") will equal 66% of one target premium. This maximum will not vary based on the amount of premiums you pay or when you pay them. After the first nine policy years, this maximum Premium Surrender Charge on the base policy begins to decrease by 11% per year on a monthly basis for policy years ten through fifteen. After fifteen years, the Premium Surrender Charge attributable to the base policy expires.

Subject to the maximum, the Premium Surrender Charge is calculated based on your actual premium payments. The Premium Surrender Charge percentage depends upon the Face Amount and the policy year in which the premium payment is made as follows:

      -------------------------------------------------------------------------------------------------------------------------
      POLICY YEAR OF                    FACE AMOUNT RANGE              FACE AMOUNT RANGE              FACE AMOUNT RANGE
      PREMIUM PAYMENT                  $50,000 TO $99,999            $100,000 TO $499,999             $500,000 AND OVER
      -------------------------------------------------------------------------------------------------------------------------
      YEAR 1 (UP TO ONE
      SEC GUIDELINE                            24%                            26%                            27%
      ANNUAL PREMIUM)
      -------------------------------------------------------------------------------------------------------------------------
      YEAR 1 (OVER ONE
      SEC GUIDELINE                             3%                             5%                             6%
      ANNUAL PREMIUM)
      -------------------------------------------------------------------------------------------------------------------------
      YEAR 2
      THROUGH 15                                3%                             5%                             6%
      (ALL PREMIUMS)
      -------------------------------------------------------------------------------------------------------------------------

The SEC Guideline Annual Premium is the level annual amount that would be payable in each policy year under certain assumptions, as defined by the SEC at the date of this prospectus. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the fees and charges associated with the policy.

Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended. Paying small amounts of premium in the policy's first fifteen years to reduce the potential surrender charge could increase the risk that your policy will terminate without value.

If you increase the Face Amount above the previous highest Face Amount (computed without regard to changes in Face Amount resulting from changing the death benefit option), we will establish an additional Premium Surrender Charge corresponding to the increased amount. An additional target premium attributable to the increase will be established and the additional Premium Surrender Charge will be subject to the same maximum percentage of 66%. This maximum will start to decline in the tenth year after the increase in the same manner as the Premium Surrender Charge on the base policy.

A portion of each premium payment made after a Face Amount increase will be deemed to be attributable to such increase, even if you do not increase the amount or frequency of your premium payments. The allocation of premiums between the base policy and Face Amount increases is actuarially determined in accordance with SEC regulations as in effect at the date of this prospectus. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Surrender Charge percentage applied to future premiums -- even those premiums allocated to the base policy -- will be the higher percentage for that Face Amount range. Face Amount decreases do not change the Premium Surrender Charge percentage.

Administrative Surrender Charge. The Administrative Surrender Charge per $1,000 of Face Amount in the first three policy years (subject to a $3,000 maximum) is:

    -----------------------------------------------------------------------
    ISSUE AGE:       0-34      35-44       45-49      50-54       55+
                      $2         $3         $4          $5         $6
    -----------------------------------------------------------------------

After the first three policy years, the Administrative Surrender Charge grades down on a monthly basis to zero at the end of the eighth policy year.

A Face Amount increase above the previous highest Face Amount will result in a new layer of Administrative Surrender Charges applicable to the increase.

PURPOSE OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies.

If, as expected, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; e.g., the monthly administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS

YOUR POLICY CAN TERMINATE. Your insurance coverage under Incentive Life Plus continues as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest. If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month, your policy will go into default unless the operation of either the death benefit guarantee provision or the 3-Year no lapse guarantee provision is in effect. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus.

If your policy goes into default, we will notify you, and any assignees on our records, in writing, that a 61-day grace period has begun and indicate the payment that is needed to avoid policy termination at the end of the grace period. The required payment will not be more than an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account). The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin. While a policy is in a grace period, you may not transfer Policy Account value or make other policy changes.

If we do not receive payment within the 61 days, your policy will terminate without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions, any applicable Surrender Charges and any unpaid loan and accrued loan interest. We will inform you, and any assignee, at last known addresses that your policy has ended without value. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of the termination of a policy.

YOU MAY RESTORE A POLICY AFTER IT TERMINATES. Subject to certain state variations, you may restore a policy within six months after it terminates if you provide evidence that the insured person (and any other person insured under a rider) is still insurable, and you make the premium payment that we require to restore the policy. The required premium will not be more than an amount sufficient to cover (i) total monthly deductions for 3 months, calculated from the effective date of restoration; (ii) the monthly administrative charges from the date of default to the effective date of restoration; (iii) any excess of the applicable Surrender Charge on the date of restoration over the Surrender Charge that was deducted on the date of default; and (iv) the charge for taxes, the Premium Sales Charge, and any increase in Surrender Charge associated with this payment. We will determine the amount of this required premium as if no interest or investment performance were credited to, or charged against, your Policy Account. The policy will be restored as of the beginning of the policy month which coincides with or follows the date we approve your application. Your restored policy will not have any loan balance even if there was a loan outstanding under the terminated policy.

From the required payment we will deduct the charge for applicable taxes and the Premium Sales Charge. On the effective date of restoration, the Policy Account will be equal to the balance of the required payment plus a Surrender Charge credit. This credit will be equal to the Surrender Charges that were deducted on the date of default, but not greater than the applicable Surrender Charges as of the effective date of restoration. We will start to make monthly deductions as of the effective date of restoration. On that date, the monthly administrative charges from the beginning of the grace period to the effective date of restoration will be deducted from the Policy Account. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of restoring a terminated policy. Some states may vary the time period and conditions for policy restoration.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When an application for an Incentive Life Plus policy is completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued, but if we have advanced the Register Date, the Issue Date will be the same as the Register Date. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date, also shown on the Policy Information Page, is used to measure policy years and policy months. Charges and deductions are first made as of the Register Date, even when we have permitted an early Register Date as set forth below. For information on such charges and deductions, see DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS in Part 2 of this prospectus.

Generally, we determine the Register Date based upon when we receive your full minimum initial premium. In most cases:

o If you submit the full minimum initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date Part I of the policy application was signed or, (b) the date Part II of the policy application was signed by a medical professional.

o If we do not receive your full minimum initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

An early Register Date may be permitted for employer-sponsored cases in order to accommodate a common Register Date for all employees. An early Register Date may also be permitted to provide a younger age at issue. We may also permit policyowners to delay a Register Date (up to three months) in employer-sponsored cases. Additionally, policies that would otherwise receive a Register Date of the 29th, 30th or 31st of any month will receive a Register Date of the 28th of that month.

The investment start date is the date that your initial net premium begins to vary with the investment performance of the Funds or accrue interest in the Guaranteed Interest Account. Generally, the investment start date will be the same as the Register Date if the full minimum initial premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full minimum initial premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be experiencing investment performance. The investment start date for policies with early Register Dates will be the date the full minimum initial premium is received at our Administrative Office. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office. Remember, the amount of your initial net premium allocated to the Funds may be temporarily allocated to the Alliance Money Market Fund prior to allocation in accordance with your instructions. See FLEXIBLE PREMIUMS in Part 2 of this prospectus.

Age. Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the current Federal income tax laws as currently interpreted on Incentive Life Plus policies owned by U.S. resident individuals. The tax effects on corporations and other business entities, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY  PROCEEDS.  An  Incentive  Life  Plus  policy  will be  treated  as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code of 1986, as amended (the Code) and as long as the portfolios of the Trusts satisfy the diversification requirements under the Code. We believe that Incentive Life Plus will meet these requirements, and that:

o the death benefit received by the beneficiary under your Incentive Life Plus policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a surrender, loan or a partial withdrawal.

SPECIAL TAX RULES MAY APPLY, HOWEVER, IF YOU TRANSFER YOUR OWNERSHIP OF THE POLICY. CERTAIN TRANSFERS FOR VALUE MAY SUBJECT THE TRANSFEROR TO INCOME TAX AND RESULT IN THE TRANSFEREE BECOMING SUBJECT TO INCOME TAX ON DEATH PROCEEDS TO THE EXTENT SUCH PROCEEDS EXCEED THE TRANSFEREE'S INVESTMENT IN THE POLICY. A GIFT OR BEQUEST OF A POLICY SUBJECT TO A LOAN MAY BE VIEWED AS A PART SALE, PART GIFT TRANSACTION AND CAN ALSO TRIGGER INCOME TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER BEFORE ANY TRANSFER OF YOUR POLICY.

The Federal income tax consequences of a distribution from your policy will depend among other things on whether your policy is determined to be a "modified endowment." The character of any income recognized under your policy will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change would occur if there was a substitution of the insured person, and could also occur as a result of a change in death benefit option, the selection of additional benefits, an increase in Face Amount and certain other changes.

If the benefits are reduced during the first seven policy years after entering into the policy (or within seven years after a material change), for example, by requesting a decrease in Face Amount or in some cases, by making a partial withdrawal or terminating additional benefits under a rider, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment will also be considered a modified endowment.

Whether or not your policy is a modified endowment, changes made to a life insurance policy, for example, a decrease in benefits or the termination of or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. Such changes can also affect the tax treatment of prior distributions made during the same taxable year or in anticipation of a reduction in benefits (generally within two years before a reduction in benefits). See POLICY CHANGES in Part 2 of this prospectus.

IF YOUR INCENTIVE LIFE PLUS POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first 15 policy years, the proceeds from a partial withdrawal will generally not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent of any gain in your policy (to the extent your Policy Account value exceeds your Basis in your policy). The portion subject to tax will depend upon the ratio of your death benefit to the Policy Account value (or in some cases, the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. For example, a partial withdrawal from a heavily funded policy or a withdrawal from a policy where the benefits have been or within the next two years will be substantially reduced can cause all or a portion of the distribution to be taxable to the extent of gain in your policy.

If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. IN ADDITION, IF A POLICY TERMINATES WHILE THERE IS A POLICY LOAN, THE CANCELLATION OF SUCH LOAN AND ACCRUED LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE ABOVE RULES. On the Final Policy Date, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax generally will apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Final Policy Date the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

POLICY TERMINATIONS. A policy which has terminated without value may have the tax consequences described above even though you may be able to reinstate your policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

LIVING BENEFITS. Amounts received under a life insurance contract on the life of individuals who are terminally ill, as defined by the tax law, are generally excludable from gross income as amounts paid by reason of the death of the insured. We believe that the living benefit which may be payable under your policy meets the law's definition of terminally ill and can qualify for this exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured if the payee has an insurable interest in the insured's life because the insured is a director, officer or employee of the payee or by reason of the insured being financially interested in any trade or business carried on by the payee.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure by us to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy for the period of the disqualification and subsequent periods. The Separate Account, through the Trusts, intends to comply with these requirements.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular funds of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

POLICY CHANGES. To receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We have reserved in the policy the right to decline to accept all or part of any premium payments, decline to change death benefit options, make face amount changes or decline to make partial withdrawals that based upon our interpretation of current tax rules would cause your policy to fail to qualify. We may also make changes in the policy or its riders or require additional premium payments or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering, and may in the future consider, legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you, the insured person or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences described above may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effect. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under Incentive Life Plus will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable upon the death of the policyowner. If the policyowner is not the insured and the insured dies with someone other than the owner as beneficiary, the policyowner will be considered to have made a gift transfer to the beneficiary of such proceeds. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $625,000 for decedents dying during 1998 (scheduled to increase in subsequent years to $1 million by the year 2005) will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner, insured or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance and other taxes.

PENSION AND PROFIT-SHARING PLANS. If Incentive Life Plus policies are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account value will not be subject to Federal income tax. However, the Policy Account value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan. You should consult your legal adviser.

TRADE OR BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual, and such individual is, at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy, or an officer, director, or employee of such trade or business. Although this limitation generally

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does not apply to  policies  held by  natural  persons,  if a trade or  business
(other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy, (e.g., pursuant to a split-dollar agreement) the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to contracts issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for Federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your legal adviser.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any Fund for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold Federal income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. States may also require us to withhold tax on payments to you. In the case of nonresidents and/or noncitizens, special withholding rules will apply. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

PART 3: ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the Funds in Class IB shares of the corresponding portfolios of the HRT or the EQAT. Equitable is the legal owner of the shares of each Trust and will attend, and has the right to vote at, any meeting of the HRT's or EQAT's shareholders. Among other things, we may vote on any matters described in either Trust's prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the 1940 Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of HRT or EQAT shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any HRT or EQAT shares that we are entitled to vote directly due to amounts we have accumulated in the Funds in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the HRT or EQAT in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the HRT or EQAT portfolios corresponding to the Funds to which your Policy Account is allocated. The number of HRT or EQAT shares in each Fund that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that Fund by the net asset value of one share of the corresponding portfolio as of the record date set by either HRT's or EQAT's Board for its respective shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the particular shareholder meeting. Fractional shares are counted.

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If you are  entitled  to give us  voting  instructions,  we will  send you proxy material and a form for providing voting instructions. In certain cases, we may disregard instructions relating to changes in a portfolio's adviser or its investment policies. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the 1940 Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Funds. We will cast votes attributable to amounts we have in the Funds in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add Funds to, or remove Funds from, the Separate Account, combine two or more Funds within the Separate Account, or withdraw assets relating to Incentive Life Plus from one Fund and put them into another;

o  register or end the registration of the Separate Account under the 1940 Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable under the 1940 Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the Funds in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a Fund, you will be notified as required by law. We may, for example, cause the Fund to invest in a mutual fund other than, or in addition to, the HRT or EQAT. If you then wish to transfer the amount you have in that Fund to another Fund of the Separate Account or to the Guaranteed Interest Account, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Policy Account value, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated arrangement), transfers and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount or a substitution of insured person) after the change has been in effect for two years during the insured person's lifetime.

o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Issue Date or the date as of which the additional benefit rider became effective. We can require proof of continuing disability while such a rider is in effect as specified in the rider.

If the insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding policy loan, accrued loan interest and any partial withdrawals of Net Cash Surrender Value. If the insured person commits suicide within two years after the effective date of an increase in Face Amount that you requested, we will pay the death benefit based on the Face Amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the transaction charge for the Face Amount increase). A new two-

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year suicide and  contestability  period will begin on the date of  substitution following a substitution of insured. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments, such as the Net Cash Surrender Value, may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any Fund. Instead, interest accrues pursuant to the options chosen.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY below.) If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will be paid through the Equitable Access Account.(TM) The Equitable Access Account is not available to corporate or other non-natural beneficiaries. See WHEN WE PAY POLICY PROCEEDS below. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to our Administrative Office. If no beneficiary is living when the insured person dies, we will pay the death benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You  may  assign  (transfer)  your  rights  in the  policy  to  someone  else as collateral  for a loan or for some  other  reason,  if we  agree.  A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the Funds. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the agent within seven days after we receive the required documents. Our agents will take reasonable steps to arrange for prompt delivery to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of any Net Cash Surrender Value or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Account for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Account.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

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REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies.

The Incentive Life Plus policy (Plan No. 94-300) has been filed with and approved by insurance officials in 50 states, the District of Columbia, Puerto Rico and the Virgin Islands. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable may vary the charges and other terms of Incentive Life Plus where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Incentive Life Plus policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION

Equitable Distributors, Inc. (EDI) is a principal underwriter of HRT and EQAT, a principal underwriter of the Separate Account and is also a distributor of certain of our variable life insurance policies and variable annuity contracts. EDI's principal business address is 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934 Act) and is a member of the National Association of Securities Dealers, Inc. In 1996 and 1997, EDI was paid a fee of $1,204,370 and $20,088,049, respectively, for its services under a Distribution Agreement with Equitable and its separate accounts.

Incentive Life Plus policies are sold through agencies (both affiliated and unaffiliated with Equitable) licensed by state insurance officials, and their affiliated broker-dealers who are registered under the 1934 Act and are members of the NASD. Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. Agents who sell our policies are licensed by state insurance officials to sell our variable life policies, are appointed as agents of Equitable, and are Registered Representatives of their agencies' affiliated broker-dealer. When sold through EDI, sales commissions will be paid by Equitable to the agency which sells you this policy. We pay commissions from our own resources, including the Premium Sales Charge deducted from your premium and any Premium Surrender Charge we might collect. Generally, during the first policy year, the agency will receive an amount equal to a maximum of 50% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount. For policy years two through ten, the agency receives an amount up to a maximum of 4% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount; and, for years eleven and later, the agency receives an amount up to 3% of the premiums paid. Following a requested Face Amount increase, commissions on a portion of the premium will be calculated based on the same rates described above. Use of a term rider on the insured person in place of an equal amount of coverage under the base policy generally reduces commissions. Commissions paid to an agency based upon refunded premiums will be recovered.

LEGAL PROCEEDINGS

We are not involved in any legal proceedings that would be considered material with respect to a policyowner's interest in the Separate Account.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Separate Account FP and Equitable included in this prospectus have been audited for the years ended December 31, 1997, 1996 and 1995 by Price Waterhouse LLP, as stated in their reports. The financial statements of Separate Account FP and Equitable have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus should be considered only as bearing upon the ability of Equitable to meet its obligations under the Incentive Life Plus policies. They should not be considered as bearing upon the investment experience of the funds of the Separate Account. The financial statements of Separate Account FP include periods when Separate
Account FP was part of Equitable Variable, a wholly owned subsidiary of Equitable. The assets of Separate Account FP were assumed by Equitable on January 1, 1997 when Equitable Variable was merged into Equitable.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

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YEAR 2000 PROGRESS

Equitable relies upon various computer systems in order to administer your policy and operate the investment portfolios. Some of these systems belong to service providers who are not affiliated with Equitable.

In 1995, Equitable began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policy holders and on operations of the investment portfolios. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer your policy and operate the investment portfolios. Assuming the timely completion of computer modifications by Equitable and third party service providers, there should be no material adverse effect on our ability to perform these functions.

MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director  of  Equitable  since July 1992.  Senior  Executive  Vice  President,  Human
AXA-UAP                                 Resources and  Communications  of AXA-UAP  ("AXA-UAP"),  and various  positions  with
23, Avenue Matignon                     AXA-UAP affiliated companies. Director of the Holding Company.
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable  since  September  1993.  Director and Chairman of the Board of
AXA-UAP                                 the Holding  Company since April 1998.  Prior thereto,  Vice Chairman of the Board of
23, Avenue Matignon                     the Holding Company since February 1996.  Senior Executive Vice President,  Financial
75008 Paris, France                     Services  and Life  Insurance  Activities  of AXA-UAP  since 1996.  Also  Director or
                                        Officer of various  subsidiaries  and affiliates of the AXA-UAP Group (formerly known as the AXA Group).  Director of other  Equitable  affiliates.  Previously  held other officerships with the AXA Group.
-------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director  of  Equitable  since  May  1982.   Chairman  and  Chief  Executive  of  The
The McGraw-Hill Companies               McGraw-Hill Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
-------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director  of  Equitable  since  February  1998.  Senior  Vice  President  of AXA-UAP.
AXA-UAP                                 Director  since  February 1996,  Alliance.  Director  since February 1997,  Donaldson
23, Avenue Matignon                     Lufkin & Jenrette ("DLJ").
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                        Director  of  Equitable  since July 1986.  Chairman  and Chief  Executive  Officer of
Sprint Corporation                      Sprint Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
-------------------------------------------------------------------------------------------------------------------------------
Jean-Rene  Fourtou                      Director  of  Equitable  since July 1992.  Chairman  and Chief  Executive  Officer of
Rhone-Poulenc S.A                       Rhone-Poulenc  S.A.  Member of the  Supervisory  Board of AXA-UAP since January 1997.
25, Quai Paul Doumer                    Director of the Holding Company.
92408 Courbevoie Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable since March 1989. President of Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of  Equitable  since July 1991.  Partner,  LeBoeuf,  Lamb,  Greene & MacRae.
LeBouef, Lamb, Greene & MacRae          Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
-------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable  since August 1987.  Currently a Director and retired  Chairman
Harris Corporation                      and Chief Executive  Officer of Harris  Corporation  (retired July 1995);  previously
1025 NASA Boulevard                     held other officerships with Harris Corporation. Director of the Holding Company.
Melbourne, FL  32919
-------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                  Director of Equitable since July 1992.  Managing Director of SBC Warburg Dillon Read,
SBC Warburg Dillon Read, Inc.           Inc. and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10028
-------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson                Director of Equitable since December 1996.  President of Bestfoods  Grocery (formerly
Bestfoods Grocery                       CPC Specialty Markets Group) of BESTFOODS  (formerly CPC  International,  Inc.) since
BESTFOODS                               1993.  Prior  thereto,  President of CPC Specialty  Products and Best Foods  Exports.
International Plaza                     Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
-------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of  Equitable  since July 1992.  President  of Jarmain  Group Inc.;  also an
Jarmain Group Inc.                      Officer or Director of several  affiliated  companies.  Chairman  and Director of FCA
121 King Street West                    International  Ltd.  Director of various AXA affiliated  companies.  Previously  held
Suite 2525                              other officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9
Canada
-------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.                 Director of Equitable  since  January  1986.  Retired  Chairman  and Chief  Executive
184-400 Ocean Road                      Officer of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
-------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable since February 1996.  Chairman and Chief  Executive  Officer of
Schneider S.A.                          Schneider  S.A.  and  Chairman or Director of numerous  subsidiaries  and  affiliated
64/70, Avenue Jean-Baptiste Clement     companies of Schneider. Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director of Equitable since May 1987.  Retired  Chairman and Chief Executive  Officer
P.O. Box 397                            of  American   Cyanamid   Company   (retired  April  1993);   previously  held  other
Newton, NJ  07860                       officerships with American Cyanamid. Director of the Holding Company.
-------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of  Equitable  since March 1991.  Chairman  and Chief  Executive  Officer of
Alliance Capital Management             Alliance and Chairman or Director of numerous  subsidiaries and affiliated  companies
Corporation                             of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable  since  January  1998.  President  since January 1998 and Chief
                                        Operating  Officer since  February 1998,  Equitable.  Vice Chairman since April 1998,
                                        Senior Executive Vice President  (January 1998 to April 1998), and Director and Chief
                                        Operating  Officer  (both since January  1998),  the Holding  Company.  Vice Chairman
                                        (from 1996 to 1997), Chase Manhattan  Corporation.  Vice Chairman (from 1995 to 1996)
                                        and Senior  Executive Vice President  (from 1991 to 1995),  Chemical Bank.  Executive
                                        Vice  President,  Chief  Operating  Officer and Director since March 1998,  Equitable
                                        Investment  Corporation ("EIC"), ACMC, Inc. ("ACMC") and Equitable Capital Management
                                        Corporation ("ECMC").
-------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable  since August 1997.  Chairman of the Board since  January 1998,
                                        Chief Executive  Officer since August 1997,  President (August 1997 to January 1998),
                                        Equitable.  Director,  President and Chief Executive Officer,  all since August 1997, the Holding Company.  Senior Vice Chairman,  Chase Manhattan  Corporation (March 1996
                                        to April 1997).  President  (January 1994 to March 1996) and Vice Chairman  (December
                                        1991 to January 1994),  Chemical Bank.  Director,  Alliance (since August 1997),  DLJ
                                        (since  November  1997),  ECMC  (since  March  1998)  and ACMC  (since  March  1998).
                                        Director, Chairman, President and Chief Executive Officer since March 1998, EIC.
-------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director of Equitable  since February 1998. Vice Chairman of the Board since February
                                        1998 and  Chief  Financial  Officer  since  April  1996,  Equitable.  Executive  Vice
                                        President  since May 1996 and Chief  Financial  Officer  since May 1997,  the Holding
                                        Company.  Vice President since March 1997, EQAT. Director since July 1997,  Alliance.
                                        Director,  Executive Vice President and Chief Financial Officer since June 1997, EIC.
                                        Director,  Chairman,  President and Chief  Executive  Officer since July 1997,  ACMC.
                                        Prior  thereto,  Chairman,  Insurance  Consulting and Actuarial  Practice,  Coopers &
                                        Lybrand, L.L.P.
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive  Vice  President  and Chief  Information  Officer  (since  February  1998),
                                        Equitable. Previously held other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice  President and Deputy Chief  Financial  Officer,  Equitable.  Senior Vice
                                        President,  the Holding  Company.  Vice President and Chief  Financial  Officer since
                                        March 1997,  EQAT.  Chairman,  Frontier  Trust Company  ("Frontier").  Executive Vice
                                        President since November 1996 and Director, EQ Financial  Consultants,  Inc. ("EQF").
                                        Director  until May 1997,  Equitable  Distributors,  Inc.  ("EDI") and  Director  and
                                        Officer of various  Equitable  affiliates.  Previously held other  officerships  with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer,  Equitable and the Holding  Company.  Treasurer,
                                        EquiSource and Frontier.  Vice President and Treasurer,  Equitable Casualty Insurance
                                        Company ("Casualty") and EQAT (since March 1997).  Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice  President and Actuary,  Equitable,  since  September  1996.  Partner and
                                        Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January 1989 to August 1996).
-------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller,  Equitable and the Holding Company.  Previously
                                        held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice  President  and Auditor,  Equitable.  Vice  President  and  Auditor,  the
                                        Holding Company, since September 1994. Vice  President/Auditor,  National Westminster
                                        Bank (November 1984 to June 1993).
-------------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                             Senior Vice President  since April 1997,  Equitable.  Prior thereto,  Vice President,
                                        Aetna.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive  Vice  President and General  Counsel,  Equitable and the Holding  Company.
                                        Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Jerome S. Golden                        Executive Vice President since November 1997,  Equitable.  Prior thereto,  President,
                                        Income  Management Group (May 1994 to November 1997),  Equitable.  Chairman and Chief
                                        Executive  Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                        1994), JG Resources.
-------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice  President  and Chief  Compliance  Officer,  Equitable.  Previously  held  other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior Vice  President,  and Chief Marketing  Officer since January 1997,  Equitable.
                                        Prior thereto, Senior Vice President. Chairman and Chief Executive Officer, EQF. Vice
                                        President,  EQAT (since March 1997) and HRT (until March 1998).  Director,  Equitable
                                        Underwriting  and Sales Agency  (Bahamas),  Ltd. (since May 1996) and Colorado (since
                                        January 1995). Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                          Senior  Vice  President  and  Corporate  Actuary  since June 1997,  Equitable.  Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive  Vice President and Chief  Investment  Officer,  Equitable.  Executive Vice
                                        President  since May 1995 and Chief  Investment  Officer since July 1995, the Holding
                                        Company.  Trustee,  HRT, and Chairman,  President and Trustee since March 1997, EQAT.
                                        Director,  Alliance,  since July 1995. Executive Vice President,  EQF, since November
                                        1996.  Prior to May 1995,  Vice  President/Manager,  Insurance  Companies  Investment
                                        Strategies Group, Salomon Brothers, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President,  Equitable.  Director,  Chairman and Chief Operating  Officer,
                                        Casualty, since September 1997. Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding
                                        Company,   both  since  September  1995.  Previously  held  other  officerships  with
                                        Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice President since February 1995 and Deputy General Counsel since June 1996,
                                        Equitable.  Director,  EQF. Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President since August 1994, Chief  Distribution  Officer since
                                        December 1997 and Chief Agency  Officer  (August 1994 to December  1997),  Equitable.
                                        Prior thereto,  Agency Manager.  Executive Vice President since May 1996, the Holding
                                        Company. Vice President since March 1998, HRT.
-------------------------------------------------------------------------------------------------------------------------------

PART 4: ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under a hypothetical Incentive Life Plus policy could vary over time if the Funds of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual investment results may be more or less than those shown. The tables are for a 40-year-old preferred risk male non-tobacco user. Planned premium payments of $4,000 for an initial Face Amount of $300,000 are assumed to be paid at the beginning of each policy year. The illustration assumes no policy loan has been taken. The differences between the Policy Account and the Cash Surrender Values in the first fifteen years are the Surrender Charges. See SURRENDER CHARGES in Part 2 of this prospectus.

The tables illustrate both current and guaranteed charges. The current charges include reductions in cost of insurance charges beginning in the tenth policy year, which are not guaranteed, and daily charges against the Separate Account Funds of .60% per annum for mortality and expense risks (.90% for the guaranteed table). The tables also assume 0.56% per annum for investment management (the average of the advisory fees payable with respect to each HRT and EQAT portfolio based on average net assets for 1997, and for funds which commenced operations on December 31, 1997, estimated average net assets for 1998) and 0.32% per annum for other Trust expenses. The assumption for other Trust expenses equals the weighted average of the other expenses (including 12b-1 fees) of the HRT and EQAT portfolios based on average net assets for 1997 (and for funds which commenced operations on December 31, 1997, estimated average net assets for
1998). The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.48%, on 6% it would be 4.44%, and on 12% it would be 10.35%. Remember, however, that investment management fees and other Trust expenses vary by portfolio. See HRT'S MANAGER INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in Part 1 of this prospectus. The tables also assume a charge for taxes of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, without regard to taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (without regard to taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (without regard to taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on your policy's factors. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.


                                                         INCENTIVE LIFE PLUS
                                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                         INITIAL FACE AMOUNT $300,000
                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER                   DEATH BENEFIT OPTION A
                                                      ASSUMING CURRENT CHARGES

                                   DEATH BENEFIT                  POLICY ACCOUNT              CASH SURRENDER VALUE
                             ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
   END OF                    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY     ACCUMMULATED   ---------------------------    ---------------------------    ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%          0%       6%      12%          0%       6%       12%
    ----       -----------  --------  -------- ---------    ---------------------------    -------- -------- ---------
       1        $  4,200   $300,000  $300,000  $300,000     $ 2,366  $  2,546  $  2,726     $   464  $   644  $    824
       2           8,610    300,000   300,000   300,000       5,237     5,761     6,309       3,135    3,659     4,207
       3          13,241    300,000   300,000   300,000       8,022     9,077    10,220       5,720    6,775     7,918
       4          18,103    300,000   300,000   300,000      10,714    12,487    14,483       8,392   10,165    12,161
       5          23,208    300,000   300,000   300,000      13,316    16,000    19,141      10,974   13,658    16,799

       6          28,568    300,000   300,000   300,000      15,819    19,610    24,226      13,457   17,248    21,864
       7          34,196    300,000   300,000   300,000      18,221    23,319    29,780      15,851   20,949    27,411
       8          40,106    300,000   300,000   300,000      20,521    27,130    35,855      18,331   24,940    33,665
       9          46,312    300,000   300,000   300,000      22,742    31,073    42,533      20,552   28,883    40,343
      10          52,827    300,000   300,000   300,000      25,021    35,302    50,043      23,196   33,447    48,218

      15          90,630    300,000   300,000   300,000      35,237    58,965   101,049      35,237   58,965   101,049

      20         138,877    300,000   300,000   300,000      43,139    87,515   185,982      43,139   87,515   185,982

 25 (age 65)     200,454    300,000   300,000   406,681      48,964   124,067   333,345      48,964  124,067   333,345


               INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON CASH SURRENDER VALUES             ON DEATH BENEFIT
   END OF    ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
   POLICY    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
              --------------------------    ------------------------------
    YEAR        0%       6%      12%            0%       6%        12%
    ----      -------- -------- --------    --------- --------- ----------
       1      -88.40%  -83.91%  -79.41%     7,400.00% 7,400.00% 7,400.00%
       2      -48.33   -42.07   -35.91        717.47    717.47    717.47
       3      -32.72   -25.98   -19.40        283.61    283.61    283.61
       4      -24.21   -17.34   -10.68        162.42    162.42    162.42
       5      -19.38   -12.46    -5.76        109.30    109.30    109.30

       6      -16.34    -9.37    -2.66         80.35     80.35     80.35
       7      -14.27    -7.26    -0.53         62.43     62.43     62.43
       8      -12.56    -5.57     1.13         50.35     50.35     50.35
       9      -11.48    -4.44     2.27         41.74     41.74     41.74
      10      -10.21    -3.26     3.37         35.31     35.31     35.31

      15       -7.00    -0.22     6.28         18.45     18.45     18.45

      20       -6.34     0.85     7.49         11.41     11.41     11.41

 25 (age 65)   -6.07     1.62     8.35          7.67      7.67      9.61

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO-LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                             INCENTIVE LIFE PLUS
                                         THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                          INITIAL FACE AMOUNT $300,000
                                                                 MALE AGE 40
                                                       PREFERRED RISK NON-TOBACCO USER                DEATH BENEFIT OPTION A
                                                          ASSUMING GUARANTEED CHARGES

                                  DEATH BENEFIT                POLICY ACCOUNT             CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------  ---------------------------   ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%         0%       6%       12%         0%       6%      12%
    ----       -----------  ------- --------  ---------  --------- -------- --------   ---------------------------
       1        $  4,200   $300,000 $300,000  $300,000   $  2,331  $ 2,509 $  2,687     $   429  $   607 $    785
       2           8,610    300,000  300,000   300,000      5,108    5,625    6,164       3,006    3,523    4,062
       3          13,241    300,000  300,000   300,000      7,790    8,824    9,944       5,489    6,522    7,642
       4          18,103    300,000  300,000   300,000     10,372   12,102   14,050       8,050    9,780   11,728
       5          23,208    300,000  300,000   300,000     12,856   15,464   18,517      10,514   13,122   16,175

       6          28,568    300,000  300,000   300,000     15,233   18,903   23,374      12,871   16,541   21,012
       7          34,196    300,000  300,000   300,000     17,499   22,418   28,657      15,130   20,049   26,287
       8          40,106    300,000  300,000   300,000     19,654   26,011   34,408      17,464   23,821   32,218
       9          46,312    300,000  300,000   300,000     21,692   29,680   40,675      19,502   27,490   38,485
      10          52,827    300,000  300,000   300,000     23,608   33,421   47,504      21,783   31,596   45,679

      15          90,630    300,000  300,000   300,000     30,969   52,952   92,163      30,969   52,952   92,163

      20         138,877    300,000  300,000   300,000     33,170   72,761  162,208      33,170   72,761  162,208

 25 (age 65)     200,454    300,000  300,000   337,764     27,240   90,746  276,856      27,240   90,746  276,856



                 INTERNAL RATE OF RETURN         INTERNAL RATE OF RETURN
                 ON CASH SURRENDER VALUES           ON DEATH BENEFIT
                ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
   END OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
   POLICY       ---------------------------   ------------------------------
    YEAR           0%       6%      12%          0%        6%        12%
    ----        --------  -------  -------    --------- --------- ---------
       1         -89.29%  -84.84%  -80.37%    7,400.00% 7,400.00% 7,400.00%
       2         -49.93   -43.66   -37.50       717.47    717.47    717.47
       3         -34.30   -27.53   -20.92       283.61    283.61    283.61
       4         -25.65   -18.75   -12.05       162.42    162.42    162.42
       5         -20.71   -13.73    -6.99       109.30    109.30    109.30

       6         -17.59   -10.55    -3.79        80.35     80.35     80.35
       7         -15.45    -8.36    -1.58        62.43     62.43     62.43
       8         -13.67    -6.60     0.15        50.35     50.35     50.35
       9         -12.59    -5.45     1.33        41.74     41.74     41.74
      10         -11.43    -4.34     2.40        35.31     35.31     35.31

      15          -8.83    -1.58     5.20        18.45     18.45     18.45

      20          -9.41    -0.91     6.33        11.41     11.41     11.41

 25 (age 65)     -12.39    -0.76     7.15         7.67      7.67      8.43

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO-LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                         INCENTIVE LIFE PLUS
                                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                     INITIAL FACE AMOUNT $300,000
                                                              MALE AGE 40
                                                    PREFERRED RISK NON-TOBACCO USER              DEATH BENEFIT OPTION B
                                                       ASSUMING CURRENT CHARGES

                                  DEATH BENEFIT                POLICY ACCOUNT              CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------  ---------------------------    ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%         0%       6%       12%          0%       6%      12%
    ----       -----------  -------- -------- ---------  --------- -------- --------    ---------------------------
       1        $  4,200   $302,359 $302,538  $302,718    $ 2,359  $  2,538  $ 2,718    $    457  $    636 $    816
       2           8,610    305,217  305,739   306,284      5,217     5,739    6,284       3,115     3,637    4,182
       3          13,241    307,981  309,030   310,166      7,981     9,030   10,166       5,679     6,728    7,864
       4          18,103    310,642  312,402   314,382     10,642    12,402   14,382       8,320    10,080   12,060
       5          23,208    313,205  315,862   318,972     13,205    15,862   18,972      10,863    13,520   16,630

       6          28,568    315,658  319,402   323,960     15,658    19,402   23,960      13,296    17,040   21,598
       7          34,196    317,997  323,019   329,382     17,997    23,019   29,382      15,627    20,649   27,013
       8          40,106    320,222  327,714   335,280     20,222    26,714   35,280      18,032    24,524   33,091
       9          46,312    322,353  330,511   341,726     22,353    30,511   41,726      20,164    28,321   39,536
      10          52,827    324,529  334,562   348,937     24,529    34,562   48,937      22,704    33,737   47,112

      15          90,630    334,001  356,699   396,874     34,001    56,699   99,874      34,001    56,699   96,874

      20         138,877    340,666  381,946   473,212     40,666    81,946  173,212      40,666    81,946  173,212

 25 (age 65)     200,454    344,581  411,821   599,626     44,581   111,821  299,626      44,581   111,821  299,626



                INTERNAL RATE OF RETURN         INTERNAL RATE OF RETURN
                ON CASH SURRENDER VALUES           ON DEATH BENEFIT
              ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
   END OF     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
   POLICY      ---------------------------   ------------------------------
    YEAR          0%       6%      12%          0%        6%        12%
    ----      ---------  ------- ---------   --------- --------- ----------
       1      $ -88.57%  -84.09%  -79.59%    7,458.98% 7,463.46% 7,467.96%
       2        -48.58   -42.33   -36.18       724.95    725.70    726.48
       3        -33.00   -26.26   -19.69       287.35    287.84    288.36
       4        -24.50   -17.65   -10.99       165.06    165.49    165.98
       5        -19.70   -12.78    -6.09       111.45    111.87    112.36

       6        -16.68    -9.71    -3.01        82.22     82.65     83.18
       7        -14.63    -7.62    -0.90        64.11     64.56     65.13
       8        -12.94    -5.95     0.74        51.91     52.39     53.01
       9        -11.88    -4.84     1.87        43.19     43.70     44.38
      10        -10.63    -3.68     2.95        36.70     37.23     37.98

      15         -7.51    -0.71     5.78        19.62     20.34     21.50
      20         -7.01     0.23     6.89        12.43     13.34     15.03

 25 (age 65)     -6.98     0.85     7.66         8.56      9.69     12.02


(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO-LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                         INCENTIVE LIFE PLUS
                                     THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                    INITIAL FACE AMOUNT $300,000
                                                               MALE AGE 40
                                                    PREFERRED RISK NON-TOBACCO USER             DEATH BENEFIT OPTION B
                                                      ASSUMING GUARANTEED CHARGES

                                  DEATH BENEFIT                 POLICY ACCOUNT             CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------   ---------------------------   ---------------------------
    YEAR       PREMIUMS(1)     0%       6%       12%          0%       6%       12%          0%       6%      12%
    ----       -----------  -------- -------- ---------   --------- -------- --------   --------- -------- --------
       1        $  4,200   $302,324 $302,501  $302,680     $ 2,324  $ 2,501  $  2,680     $   422  $   599 $    778
       2           8,610    305,087  305,602   306,139       5,087    5,602     6,139       2,985    3,500    4,037
       3          13,241    307,748  308,776   309,889       7,748    8,776     9,889       5,446    6,474    7,587
       4          18,103    310,300  312,016   313,947      10,300   12,016    13,947       7,978    9,694   11,625
       5          23,208    312,744  315,325   318,346      12,744   15,325    18,346      10,402   12,983   16,004

       6          28,568    315,070  318,693   323,106      15,070   18,693    23,106      12,708   16,331   20,744
       7          34,196    317,274  322,118   328,257      17,274   22,118    28,257      14,905   19,748   25,887
       8          40,106    319,354  325,594   333,832      19,354   25,594    33,832      17,164   23,404   31,642
       9          46,312    321,304  329,119   339,868      21,304   29,119    39,868      19,114   26,929   37,678
      10          52,827    323,116  332,681   346,397      23,116   32,681    46,397      21,291   30,857   44,572

      15          90,630    329,668  350,562   387,759      29,668   50,562    87,759      29,668   50,562   87,759

      20         138,877    330,383  366,389   447,475      30,383   66,389   147,475      30,383   66,389  147,475

 25 (age 65)     200,454    322,213  375,642   532,128      22,213   75,642   232,128      22,213   75,642  232,128


                  INTERNAL RATE OF RETURN       INTERNAL RATE OF RETURN
                 ON CASH SURRENDER VALUES           ON DEATH BENEFIT
                ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
   END OF       ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
   POLICY      ---------------------------   -----------------------------
    YEAR          0%       6%      12%          0%        6%        12%
    ----       -------- -------- ---------   --------- --------- ---------
       1      $ -89.46%  -85.02%  -80.56%    7,458.09% 7,462.53% 7,466.99%
       2        -50.18   -43.93   -37.78       724.77    725.50    726.27
       3        -34.60   -27.83   -21.23       287.24    287.72    288.23
       4        -25.97   -19.07   -12.38       164.98    165.40    165.87
       5        -21.05   -14.07    -7.34       111.38    111.79    112.27

       6        -17.94   -10.91    -4.15        82.15     82.57     83.08
       7        -15.83    -8.74    -1.96        64.04     64.48     65.03
       8        -14.07    -7.00    -0.25        51.84     52.30     52.90
       9        -13.01    -5.87     0.91        43.13     43.61     44.27
      10        -11.88    -4.78     1.96        36.62     37.13     37.85

      15         -9.46    -2.17     4.62        19.48     20.15     21.24

      20        -10.50    -1.81     5.52        12.19     13.01     14.59

 25 (age 65)    -15.04    -2.22     5.99         8.13      9.11     11.29

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO-LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants...................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1997.......      FSA-3
      Statements of Operations for the Years Ended
        December 31, 1997, 1996 and 1995............................      FSA-5
      Statements of Changes in Net Assets for the Years Ended
        December 31, 1997, 1996 and 1995............................     FSA-11
      Notes to Financial Statements.................................     FSA-17


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants..................................................................................        F-1
Consolidated Financial Statements:
      Consolidated Balance Sheets, December 31, 1997 and 1996.........................................................     F-2
      Consolidated Statements of Earnings, Years Ended December 31, 1997, 1996 and 1995...............................     F-3
      Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1997,
        1996 and 1995.................................................................................................     F-4
      Consolidated Statements of Cash Flows, Years Ended December 31, 1997, 1996 and 1995.............................     F-5
      Notes to Consolidated Financial Statements......................................................................     F-6




+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, T. Rowe Price Equity Income Fund, EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Merrill Lynch Basic Value Equity Fund, Alliance Common Stock Fund, MFS Research Fund, Alliance Global Fund, Alliance International Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Alliance Aggressive Stock Fund, Warburg Pincus (SM)all Company Value Fund, Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, EQ/Putnam Balanced Fund, Alliance Growth Investors Fund, Alliance Balanced Fund, and Merrill Lynch World Strategy Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1997 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1997 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





/s/ Price Waterhouse LLP
----------------------------
    Price Waterhouse  LLP
    New York, New York
    February 10, 1998

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                       FIXED INCOME SERIES:                                EQUITY SERIES
                              -----------------------------------------------------------------   ------------------------------

                                                   ALLIANCE                                          T. ROWE
                                  ALLIANCE       INTERMEDIATE      ALLIANCE         ALLIANCE          Price         EQ/Putnam
                                    MONEY         GOVERNMENT        QUALITY           HIGH            Equity         Growth &
                                   MARKET         SECURITIES         BOND             YIELD           Income         Income
                                    FUND             FUND            FUND             FUND             Fund         Value Fund
                              ---------------  -------------  ----------------  ---------------   --------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......  $185,360,377
              58,134,976.......                  $59,003,029
             153,361,136.......                                  $155,756,854
             154,768,802.......                                                  $163,391,638
              17,983,654.......                                                                      $19,057,202
               6,789,522.......                                                                                      $7,059,083
              75,515,846.......
             177,456,804.......
               6,893,358.......
           1,636,078,781.......
               9,515,046.......
             385,210,185.......
Receivable for Trust shares
   sold........................            --             --               --               --                --             --
Receivable for policy-
   related transactions........     5,055,238             --            8,175          434,562            75,365         21,535

Total Assets...................   190,415,615     59,003,029      155,765,029      163,826,200        19,132,567      7,080,618

LIABILITIES
Payable for Trust shares
   purchased...................     4,662,684         42,271            2,592          485,203            75,639         21,550
Payable for policy-
   related transactions........            --        252,530               --               --                --             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................       673,129        590,435          621,951          962,628         1,593,864      1,394,706

Total Liabilities..............     5,335,813        885,236          624,543        1,447,831         1,669,503      1,416,256

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $185,079,802    $58,117,793     $155,140,486     $162,378,369       $17,463,064     $5,664,362
                                 ============    ===========     ============     ============       ===========     ==========


                                                          EQUITY SERIES (CONTINUED):
                              ----------------------------------------------------------------------------------------------

                                                                  MERRILL
                                ALLIANCE        ALLIANCE       LYNCH BASIC      ALLIANCE
                                GROWTH &         EQUITY           VALUE          COMMON            MFS           ALLIANCE
                                INCOME            INDEX           EQUITY         STOCK          RESEARCH         GLOBAL
                                  FUND            FUND             FUND           FUND            FUND            FUND
                              -------------  ---------------  -------------- --------------   -------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......
              58,134,976.......
             153,361,136.......
             154,768,802.......
              17,983,654.......
               6,789,522.......
              75,515,846.......   $88,537,449
             177,456,804.......                  $240,512,230
               6,893,358.......                                   $7,028,361
           1,636,078,781.......                                                   $2,203,309,790
               9,515,046.......                                                                     $9,764,428
             385,210,185.......                                                                                    $431,323,374
Receivable for Trust shares
   sold........................           --               --             --                 --             --               --
Receivable for policy-
   related transactions........      298,194          507,189          6,797         13,645,121          5,623          317,454

Total Assets...................   88,835,643      241,019,419      7,035,158      2,216,954,911      9,770,051      431,640,828

LIABILITIES
Payable for Trust shares
   purchased...................      302,975          559,374          6,704         14,239,272         17,192           39,330
Payable for policy-
   related transactions........           --               --             --                 --             --               --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      685,873          527,959      1,407,017          1,870,999      2,324,830          851,192

Total Liabilities..............      988,848        1,087,333      1,413,721         16,110,271      2,342,022          890,522

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $87,846,795     $239,932,086     $5,621,437     $2,200,844,640     $7,428,029     $430,750,306
                                 ===========     ============     ==========     ==============     ==========     ============


See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
 FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1997

                                                                            EQUITY SERIES (CONTINUED):
                                 -------------------------------------------------------------------------------------------------

                                                                     MORGAN
                                                                    STANLEY                           WARBURG
                                                     T. ROWE        EMERGING        ALLIANCE          PINCUS          ALLIANCE
                                    ALLIANCE          PRICE         MARKETS        AGGRESSIVE          SMALL          SMALL CAP
                                 INTERNATIONAL    INTERNATIONAL      EQUITY          STOCK            COMPANY          GROWTH
                                      FUND         STOCK FUND         FUND            FUND           VALUE FUND         FUND
                                 ---------------  --------------  -------------  ----------------  --------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465............  $46,096,631
              18,857,986............                  $18,037,268
               6,828,909............                                 $5,749,521
             925,922,491............                                                  $958,618,111
              25,268,810............                                                                   $25,040,101
              23,177,804............                                                                                    $23,949,616
              12,690,330............
             166,060,131............
               3,688,652............
             708,290,860............
             371,159,172............
               3,717,560............
Receivable for Trust shares
   sold.............................           --         178,837          5,207        10,800,745              --        4,071,394
Receivable for policy-
   related transactions.............       50,805              --             --                --         119,558               --

Total Assets........................   46,147,436      18,216,105      5,754,728       969,418,856      25,159,659       28,021,010

LIABILITIES
Payable for Trust shares
   purchased........................       15,821              --             --                --         133,511               --
Payable for policy-
   related transactions.............           --         177,631         33,971        11,111,927              --        4,123,081
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4)......................      281,133       3,946,795      3,193,381         1,266,499         725,974        1,532,066

Total Liabilities...................      296,954       4,124,426      3,227,352        12,378,426         859,485        5,655,147

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS..................  $45,850,482     $14,091,679     $2,527,376      $957,040,430     $24,300,174      $22,365,863
                                      ===========     ===========     ==========      ============     ===========      ===========

                                    EQUITY
                                    SERIES
                                  (CONTINUED):                              ASSET ALLOCATION SERIES:
                                 --------------   ----------------------------------------------------------------------------------


                                                                                                                         MERRILL
                                  MFS EMERGING       ALLIANCE           EQ/           ALLIANCE                            LYNCH
                                    GROWTH         CONSERVATIVE        PUTNAM          GROWTH           ALLIANCE          WORLD
                                   COMPANIES         INVESTORS        BALANCED        INVESTORS         BALANCED        STRATEGY
                                     FUND              FUND             FUND            FUND              FUND             FUND
                                 --------------   ----------------  -------------  ----------------  ---------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465.......
              18,857,986.......
               6,828,909.......
             925,922,491.......
              25,268,810.......
              23,177,804.......
              12,690,330.......    $12,861,650
             166,060,131.......                      $182,288,276
               3,688,652.......                                       $3,958,884
             708,290,860.......                                                       $823,347,501
             371,159,172.......                                                                        $432,037,458
               3,717,560.......                                                                                          $3,679,634
Receivable for Trust shares
   sold........................             --                 --             --                --               --          55,547
Receivable for policy-
   related transactions........         27,498             73,209         11,388           110,150               --              --

Total Assets...................     12,889,148        182,361,485      3,970,272       823,457,651      432,037,458       3,735,181

LIABILITIES
Payable for Trust shares
   purchased...................         59,447             17,478         11,906           157,733           23,444              --
Payable for policy-
   related transactions........             --                 --             --                --          112,068          55,536
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      2,454,147            684,710      2,290,579           636,188          742,210       2,094,918

Total Liabilities..............      2,513,594            702,188      2,302,485           793,921          877,722       2,150,454

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............    $10,375,554       $181,659,297     $1,667,787      $822,663,730     $431,159,736      $1,584,727
                                   ===========       ============     ==========      ============     ============      ==========

See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                                         FIXED INCOME SERIES:
                                                         ---------------------------------------------------------------------------
                                                                    ALLIANCE MONEY                  ALLIANCE INTERMEDIATE GOVERNMENT
                                                                      MARKET FUND                          SECURITIES FUND
                                                         ------------------------------------   ------------------------------------

                                                           1997          1996         1995         1997         1996         1995
                                                         ----------   ----------   ----------   ----------   ----------   ----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from the Trusts...........................  $9,754,675   $9,126,793   $9,225,401   $2,914,613   $2,367,498   $2,010,283

  Expenses (Note 3):
  Mortality and expense risk charges..................   1,101,168    1,025,149      954,556      282,422      245,038      197,721
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET INVESTMENT INCOME.................................   8,653,507    8,101,644    8,270,845    2,632,191    2,122,460    1,812,562
                                                        ----------   ----------   ----------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments.................    (513,800)   (110,954)     (432,347)     (95,509)    (490,315)    (810,768)
  Realized gain distribution from
    the Trusts........................................      13,435           --           --           --           --           --
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET REALIZED GAIN (LOSS)..............................    (500,365)    (110,954)    (432,347)     (95,509)    (490,315)    (810,768)

 Unrealized appreciation /(depreciation) on investments:
  Beginning of period.................................      24,023       89,976       32,760     (141,479)     145,522   (2,736,863)
  End of period.......................................     804,349       24,023       89,976      868,053     (141,479)     145,522
                                                        ----------   ----------   ----------   ----------   ----------   ----------

 Change in unrealized appreciation / (depreciation)
  during the period...................................     780,326      (65,953)      57,216    1,009,532     (287,001)   2,882,385
                                                        ----------   ----------   ----------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.......................................
                                                           279,961     (176,907)    (375,131)     914,023     (777,316)   2,071,617
                                                        ==========   ==========   ==========   ==========   ==========   ==========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................  $8,933,468   $7,924,737   $7,895,714   $3,546,214   $1,345,144   $3,884,179
                                                        ==========   ==========   ==========   ==========   ==========   ==========


                                                               FIXED INCOME SERIES (CONTINUED):
                                                           ---------------------------------------
                                                                     ALLIANCE QUALITY
                                                                         BOND FUND
                                                           -------------------------------------

                                                               1997         1996          1995
                                                           ----------   ----------   -----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
   Dividends from the Trusts.............................  $ 8,869,740   $8,972,983   $ 7,958,285

   Expenses (Note 3):
   Mortality and expense risk charges....................      845,069      869,312       767,627
                                                           -----------   ----------   -----------

NET INVESTMENT INCOME....................................    8,024,671    8,103,671     7,190,658
                                                           -----------   ----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments....................    (504,580)   (1,130,915)     (632,666)
  Realized gain distribution from
    the Trusts...........................................          --            --            --
                                                          -----------    ----------   -----------

NET REALIZED GAIN (LOSS).................................    (504,580)   (1,130,915)     (632,666)

 Unrealized appreciation / (depreciation) on investments:
  Beginning of period....................................  (1,961,822)   (2,105,676)  (15,521,200)
  End of period..........................................   2,395,718    (1,961,822)   (2,105,676)
                                                          -----------    ----------   -----------

 Change in unrealized appreciation / (depreciation)
  during the period......................................   4,357,540       143,854    13,415,524
                                                          -----------    ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................................   3,852,960      (987,061)   12,782,858
                                                          ===========    ==========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................  $11,877,631    $7,116,610   $19,973,516
                                                          ===========    ==========   ===========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                      FIXED INCOME SERIES (CONTINUED):
                                                                   -------------------------------------

                                                                                 ALLIANCE
                                                                                HIGH YIELD
                                                                                  FUND
                                                                  --------------------------------------
                                                                      1997         1996         1995
                                                                  -----------  -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.................................  $12,918,934  $ 8,696,039   $ 6,518,568

   Expenses (Note 3):
      Mortality and expense risk charges........................      789,982      518,429       371,369
                                                                  -----------  -----------   -----------

NET INVESTMENT INCOME...........................................   12,128,952    8,177,610     6,147,199
                                                                  -----------  -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................      936,554      939,559      (179,454)
      Realized gain distribution from
         the Trusts.............................................    6,365,633    6,119,053            --
                                                                  -----------  -----------   -----------

NET REALIZED GAIN (LOSS)........................................    7,302,187    7,058,612      (179,454)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................    5,664,824    3,823,981      (873,103)
      End of period.............................................    8,622,836    5,664,824     3,823,981
                                                                  -----------  -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................    2,958,012    1,840,843     4,697,084
                                                                  -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   10,260,199    8,899,455     4,517,630
                                                                  ===========  ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $22,389,151  $17,077,065   $10,664,829
                                                                  ===========  ===========   ===========



                                                                                      EQUITY SERIES:
                                                               ----------------------------------------------------------------
                                                                  T. ROWE     EQ/PUTNAM
                                                               PRICE EQUITY    GROWTH &                 ALLIANCE
                                                                  INCOME     INCOME VALUE           GROWTH & INCOME
                                                                   FUND         FUND                     FUND
                                                               -----------   ----------  --------------------------------------
                                                                  1997*        1997*        1997         1996          1995
                                                                ---------    --------    -----------  -----------  -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts............................    $  145,613    $ 33,273    $   636,335   $  525,200  $  380,677

   Expenses (Note 3):
      Mortality and expense risk charges...................        29,706       9,655        358,997      155,175      69,716
                                                               ----------    --------    -----------   ----------  ----------

NET INVESTMENT INCOME......................................       115,907      23,618        277,338      370,025     310,961
                                                               ----------    --------    -----------   ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..................        56,634       1,078        530,421        5,198       2,791
      Realized gain distribution from
         the Trusts........................................        53,840      27,226      5,006,247    1,943,415          --
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED GAIN (LOSS)...................................       110,474      28,304      5,536,668    1,948,613       2,791

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..................................            --          --      5,074,338    2,123,346    (141,585)
      End of period........................................     1,073,548     269,561     13,021,603    5,074,338   2,123,346
                                                               ----------    --------    -----------   ----------  ----------

   Change in unrealized appreciation / (depreciation)
      during the period....................................     1,073,548     269,561      7,947,265    2,950,992   2,264,931
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................     1,184,022     297,865     13,483,933    4,899,605   2,267,722
                                                               ==========    ========    ===========   ==========  ==========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................    $1,299,929    $321,483    $13,761,271   $5,269,630  $2,578,683
                                                               ==========    ========    ===========   ==========  ==========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                    FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                        ALLIANCE                 MERRILL LYNCH
                                                                                      EQUITY INDEX                BASIC VALUE
                                                                                         FUND                     EQUITY FUND
                                                                          -------------------------------------- ------------
                                                                              1997        1996         1995          1997*
                                                                          ----------- ------------  -----------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 2,610,223  $ 1,751,848  $   964,775    $ 35,810

   Expenses (Note 3):
      Mortality and expense risk charges...........................           977,620      605,961      289,199       9,349
                                                                          -----------  -----------  -----------    --------

NET INVESTMENT INCOME (LOSS).......................................         1,632,603    1,145,887      675,576      26,461
                                                                          -----------  -----------  -----------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................          (414,497)   8,013,073        3,060       6,656
      Realized gain distribution from
         the Trusts................................................           850,437    3,889,944      536,890      33,738
                                                                          -----------  -----------  -----------    --------

NET REALIZED GAIN (LOSS)...........................................           435,940   11,903,017      539,950      40,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        21,448,224   12,451,765     (399,286)         --
      End of period................................................        63,055,426   21,448,224   12,451,765     135,003
                                                                          -----------  -----------  -----------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        41,607,202    8,996,459   12,851,051     135,003
                                                                          -----------  -----------  -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        42,043,142   20,899,476   13,391,001     175,397
                                                                          ===========  ===========  ===========    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $43,675,745  $22,045,363  $14,066,577    $201,858
                                                                          ===========  ===========  ===========    ========


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                           ALLIANCE                      MFS
                                                                                         COMMON STOCK                 RESEARCH
                                                                                            FUND                        FUND
                                                                          ----------------------------------------    --------
                                                                              1997          1996          1995          1997*
                                                                          ------------  ------------  ------------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 10,668,337  $ 11,773,551  $ 14,259,262    $ 20,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................         11,435,936     8,267,795     6,050,368      13,127
                                                                          ------------  ------------  ------------    --------

NET INVESTMENT INCOME (LOSS).......................................           (767,599)    3,505,756     8,208,894       7,315
                                                                          ------------  ------------  ------------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         53,841,049    30,128,838    16,793,683       6,989
      Realized gain distribution from
         the Trusts................................................        164,814,473   157,423,606    63,838,178      81,156
                                                                          ------------  ------------  ------------    --------

NET REALIZED GAIN (LOSS)...........................................        218,655,522   187,552,444    80,631,861      88,145

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        294,432,897   181,824,279    (2,048,649          --
      End of period................................................        567,231,009   294,432,897   181,824,279     249,382
                                                                          ------------  ------------  ------------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        272,798,112   112,608,618   183,872,928     249,382
                                                                          ------------  ------------  ------------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        491,453,634   300,161,062   264,504,789     337,527
                                                                          ============  ============  ============    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $490,686,035  $303,666,818  $272,713,683    $344,842
                                                                          ============  ============  ============    ========



See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQUITY SERIES (CONTINUED):
                                                                           ----------------------------------------

                                                                                           ALLIANCE
                                                                                            GLOBAL
                                                                                             FUND
                                                                           ---------------------------------------
                                                                               1997          1996          1995
                                                                           -----------   -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................        $ 8,803,070   $ 7,019,392   $ 5,152,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................          2,805,310     2,314,066     1,743,898
                                                                           -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS).......................................          5,997,760     4,705,326     3,408,544
                                                                           -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         30,411,238     4,971,547     3,049,444
      Realized gain distribution from
         the Trusts................................................         26,426,403    18,802,992     9,214,950
                                                                           -----------   -----------   -----------

NET REALIZED GAIN (LOSS)...........................................         56,837,641    23,774,539    12,264,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................         58,618,054    36,525,596     3,130,280
      End of period................................................         46,113,189    58,618,054    36,525,596
                                                                           -----------   -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        (12,504,865)   22,092,458    33,395,316
                                                                           -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................         44,332,776    45,866,997    45,659,710
                                                                           ===========   ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................        $50,330,536   $50,572,323   $49,068,254
                                                                           ===========   ===========   ===========




                                                                                    EQUITY SERIES (CONTINUED):
                                                                  -----------------------------------------------------------------
                                                                                ALLIANCE              T. ROWE PRICE    EMERGING
                                                                              INTERNATIONAL           INTERNATIONAL     MARKETS
                                                                                  FUND                 STOCK FUND     EQUITY FUND
                                                                  -----------------------------------   -----------  --------------
                                                                      1997        1996       1995**        1997*         1997***
                                                                  -----------   ---------   ---------   -----------  --------------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts................................   $ 1,386,732   $  575,524   $195,500    $   2,393    $    16,623

   Expenses (Note 3):
      Mortality and expense risk charges.......................       297,278      164,149     36,471       26,332          2,862
                                                                  -----------   ----------   --------    ---------    -----------

NET INVESTMENT INCOME (LOSS)...................................     1,089,454      411,375    159,029      (23,939)        13,761
                                                                  -----------   ----------   --------    ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments......................       (57,635)     (28,490)      (790)     (50,331)       (14,566)
      Realized gain distribution from
         the Trusts............................................     2,325,403      737,771     51,741           --            --
                                                                  -----------    ---------   --------   ----------     ----------

NET REALIZED GAIN (LOSS).......................................     2,267,768      709,281     50,951      (50,331)       (14,566)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period......................................     1,857,793      667,906         --           --             --
      End of period............................................    (2,793,834)   1,857,793    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

   Change in unrealized appreciation / (depreciation)
      during the period........................................    (4,651,627)   1,189,887    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..............................................    (2,383,859)   1,899,168    718,857     (871,049)    (1,093,954)
                                                                  ===========   ==========   ========    =========    ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................   $(1,294,405)  $2,310,543   $877,886    $(894,988)   $(1,080,193)
                                                                  ===========   ==========   ========    =========    ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                        EQUITY SERIES (CONTINUED):
                                                                        -------------------------------------------------------
                                                                                                                      WARBURG
                                                                                                                       PINCUS
                                                                                         ALLIANCE                      SMALL
                                                                                     AGGRESSIVE STOCK                 COMPANY
                                                                                           FUND                     VALUE FUND
                                                                        ----------------------------------------   ------------
                                                                            1997          1996          1995           1997*
                                                                        -----------   ------------  ------------   ------------

INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts......................................  $  1,311,613   $  1,661,263  $  1,268,689   $  21,651

   Expenses (Note 3):
      Mortality and expense risk charges.............................     5,299,127      4,086,388     2,702,978      44,889
                                                                       ------------   ------------  ------------   ---------

NET INVESTMENT INCOME (LOSS).........................................    (3,987,514)    (2,425,125)   (1,434,289)    (23,238)
                                                                       ------------   ------------  ------------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................    28,217,939     30,549,608    11,560,966      29,803
      Realized gain distribution from
         the Trusts..................................................    79,729,154    133,080,595    61,903,470     110,391
                                                                       ------------   ------------  ------------   ---------

NET REALIZED GAIN (LOSS).............................................   107,947,093    163,630,203    73,464,436     140,194

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................    46,617,235     80,271,118    30,761,318          --
      End of period..................................................    32,695,620     46,617,235    80,271,118    (228,709)
                                                                       ------------   ------------  ------------   ---------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................   (13,921,615)   (33,653,883)   49,509,800    (228,709)
                                                                       ------------   ------------  ------------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................    94,025,478    129,976,320   122,974,236     (88,515)
                                                                       ============   ============  ============   =========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................  $ 90,037,964   $127,551,195  $121,539,947   $(111,753)
                                                                       ============   ============  ============   =========

                                                                  EQUITY SERIES (CONTINUED):           ASSET ALLOCATION SERIES:
                                                                  -------------------------   -------------------------------------
                                                                    ALLIANCE   MFS
                                                                     SMALL   EMERGING
                                                                      CAP     GROWTH                    ALLIANCE
                                                                    GROWTH   COMPANIES          CONSERVATIVE INVESTORS
                                                                     FUND      FUND                      FUND
                                                                   --------  --------         -------------------------------------
                                                                    1997*      1997*             1997          1996         1995
                                                                  --------   --------         -----------  -----------  -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts.................................  $  4,189   $ 24,358         $ 7,217,860  $ 7,737,745  $ 8,169,109

   Expenses (Note 3):
      Mortality and expense risk charges........................    41,540     18,835           1,066,078    1,046,858      921,294
                                                                  --------   --------         -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)....................................   (37,351)     5,523           6,151,782    6,690,887    7,247,815
                                                                  --------   --------         -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................  (609,208)   161,034             818,458     (752,434)    (378,551)
      Realized gain distribution from
         the Trusts.............................................   545,833    296,998           5,486,742    4,429,977    1,068,272
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED GAIN (LOSS)........................................   (63,375)   458,032           6,305,200    3,677,543      689,721

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................        --         --           7,700,135   10,362,120   (8,767,697)
      End of period.............................................   771,812    171,320          16,228,145    7,700,135   10,362,120
                                                                  --------   --------         -----------  -----------  -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................   771,812    171,320           8,528,010   (2,661,985)  19,129,817
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   708,437    629,352          14,833,210    1,015,558   19,819,538
                                                                  ========   ========         ===========  ===========  ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $671,086   $634,875         $20,984,992  $ 7,706,445  $27,067,353
                                                                  ========   ========         ===========  ===========  ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                                                ------------------------------------------------------
                                                                   EQ/
                                                                  PUTNAM                     ALLIANCE
                                                                 BALANCED                GROWTH INVESTORS
                                                                   FUND                        FUND
                                                                ---------   ------------------------------------------
                                                                   1997*        1997           1996           1995
                                                                ---------   ------------   ------------   ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts..............................   $ 46,468    $ 19,280,574   $ 15,504,412   $ 15,855,901

   Expenses (Note 3):
      Mortality and expense risk charges.....................      2,741       4,570,289      3,746,683      2,796,354
                                                                --------    ------------   ------------   ------------

NET INVESTMENT INCOME........................................     43,727      14,710,285     11,757,729     13,059,547
                                                                --------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments....................        561      10,531,767      1,799,247      1,752,185
      Realized gain distribution from
         the Trusts..........................................     31,119      42,780,443     73,474,967      7,421,853
                                                                --------    ------------   ------------   ------------

NET REALIZED GAIN (LOSS).....................................     31,680      53,312,210     75,274,214      9,174,038

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period....................................         --      67,150,693     81,785,873       (770,693)
      End of period..........................................    270,232     115,056,641     67,150,693     81,785,873
                                                                --------    ------------   ------------   ------------

   Change in unrealized appreciation / (depreciation)
      during the period......................................    270,232      47,905,948    (14,635,180)    82,556,566
                                                                --------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................    301,912     101,218,158     60,639,034     91,730,604
                                                                ========    ============   ============   ============

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................   $345,639    $115,928,443   $ 72,396,763   $104,790,151
                                                                ========    ============   ============   ============

                                                                                     ASSET ALLOCATION SERIES (CONTINUED):
                                                                           -----------------------------------------------------
                                                                                                                       MERRILL
                                                                                                                        LYNCH
                                                                                           ALLIANCE                     WORLD
                                                                                           BALANCED                    STRATEGY
                                                                                             FUND                        FUND
                                                                           ---------------------------------------     --------
                                                                               1997          1996         1995           1997*
                                                                           -----------   -----------   -----------     --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................................      $13,756,520   $13,094,730   $12,276,328     $ 17,124

   Expenses (Note 3):
      Mortality and expense risk charges.............................        2,544,300     2,490,188     2,237,982        2,678
                                                                           -----------   -----------   -----------     --------

NET INVESTMENT INCOME................................................       11,212,220    10,604,542    10,038,346       14,446
                                                                           -----------   -----------   -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................        5,910,524      (873,535)   (2,466,524)      (3,626)
      Realized gain distribution from
         the Trusts..................................................       21,117,088    34,113,772    10,894,130       38,995
                                                                           -----------   -----------   -----------     --------

NET REALIZED GAIN (LOSS).............................................       27,027,612    33,240,237     8,427,606       35,369

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................       42,382,824    43,097,187    (2,878,875)          --
      End of period..................................................       60,878,286    42,382,824    43,097,187      (37,926)
                                                                           -----------   -----------   -----------     --------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................       18,495,462      (714,36)    45,976,062      (37,926)
                                                                           -----------   -----------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................       45,523,074    32,525,874    54,403,668       (2,557)
                                                                           ===========   ===========   ===========     ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................      $56,735,294   $43,130,416   $64,442,014     $ 11,889
                                                                           ===========   ===========   ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                                              FIXED INCOME SERIES:
                                                ------------------------------------------------------------------------------------

                                                             ALLIANCE MONEY                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                              MARKET FUND                               SECURITIES FUND
                                                -----------------------------------------   -------------------------------------

                                                    1997           1996          1995          1997          1996        1995
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,653,507   $  8,101,644  $  8,270,845   $ 2,632,191  $ 2,122,460  $ 1,812,562
   Net realized gain (loss)..................       (500,365)      (110,954)     (432,347)      (95,509)    (490,315)    (810,768)
   Change in unrealized appreciation /
      (depreciation) on investments..........        780,326        (65,953)       57,216     1,009,532     (287,001)   2,882,385
                                                ------------   ------------  ------------  ------------  -----------  -----------

   Net increase (decrease) in net assets
      from operations........................      8,933,468      7,924,737     7,895,714     3,546,214    1,345,144    3,884,179
                                                ------------   ------------  ------------   -----------  -----------  -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................    234,059,930    101,890,108    96,773,056     8,749,531   10,397,104   11,016,347
   Benefits and other policy-related
      transactions (Note 3)..................    (40,687,124)   (38,404,209)  (39,770,849)   (5,971,751)  (7,387,385)  (6,286,070)
   Net transfers among funds.................   (259,049,840)   (36,607,946)    4,776,165     7,704,724    2,645,675      953,149
                                                ------------   ------------  ------------   -----------  -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions.......    (65,677,034)    26,877,953    61,778,372    10,482,504    5,655,394    5,683,426
                                                ------------   ------------  ------------   -----------  -----------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,726)       (63,127)      (36,640)      (38,337)     (22,170)     (72,636)
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................    (56,793,292)    34,739,563    69,637,446    13,990,381    6,978,368    9,494,969
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    241,873,094    207,133,531   137,496,085    44,127,412   37,149,044   27,654,075
                                                ============   ============  ============   ===========  ===========  ===========

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $185,079,802   $241,873,094  $207,133,531   $58,117,793  $44,127,412  $37,149,044
                                                ============   ============  ============   ===========  ===========  ===========


                                                      FIXED INCOME SERIES (CONTINUED):
                                                ------------------------------------------
                                                              ALLIANCE QUALITY
                                                                  BOND FUND
                                                ------------------------------------------
                                                    1997           1996           1995
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,024,671   $  8,103,671   $  7,190,658
   Net realized gain (loss)..................       (504,580)    (1,130,915)      (632,666)
   Change in unrealized appreciation /
      (depreciation) on investments..........      4,357,540        143,854     13,415,524
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from operations........................     11,877,631      7,116,610     19,973,516
                                                ------------   ------------   ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................      8,423,097      5,753,712      2,516,135
   Benefits and other policy-related
      transactions (Note 3)..................     (3,002,993)   (32,021,058)    (3,189,044)
   Net transfers among funds.................     12,678,032      6,117,471      2,462,969
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from policy-related transactions.......     18,098,136    (20,149,875)     1,790,060
                                                ------------   ------------   ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,594)       (39,868)      (712,602)
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................     29,926,173    (13,073,133)    21,050,974
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    125,214,313    138,287,446    117,236,472
                                                ============   ============   ============

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $155,140,486   $125,214,313   $138,287,446
                                                ============   ============   ============

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                            FIXED INCOME SERIES (CONTINUED):
                                                       -------------------------------------

                                                                        ALLIANCE
                                                                       HIGH YIELD
                                                                         FUND
                                                       --------------------------------------
                                                           1997          1996         1995
                                                       -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................  $ 12,128,952  $  8,177,610  $ 6,147,199
   Net realized gain (loss).........................     7,302,187     7,058,612     (179,454)
   Change in unrealized appreciation /
      (depreciation) on investments.................     2,958,012     1,840,843    4,697,084
                                                      ------------  ------------  -----------

   Net increase (decrease) in net assets
      from operations...............................    22,389,151    17,077,065   10,664,829
                                                      ------------  ------------ ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................    26,933,221    19,454,716   15,333,474
   Benefits and other policy-
      related transactions (Note 3).................   (14,530,462)  (16,165,764)  (8,211,013)
   Net transfers among funds........................    26,385,799     9,301,980    4,789,450
                                                       -----------  ------------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    38,788,558    12,590,932   11,911,911
                                                      ------------  ------------ ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................      (189,179)     (209,120)    (100,679)
                                                      ------------  ------------ ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    60,988,530    29,458,877   22,476,061
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................   101,389,839    71,930,962   49,454,901
                                                      ------------  ------------  -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................  $162,378,369  $101,389,839  $71,930,962
                                                      ============  ============  ===========

                                                                                 EQUITY SERIES:
                                                      ---------------------------------------------------------------------
                                                                       EQ/PUTNAM
                                                      T. ROWE PRICE     GROWTH &                   ALLIANCE
                                                      EQUITY INCOME   INCOME VALUE              GROWTH & INCOME
                                                          FUND            FUND                       FUND
                                                      -------------  -------------  ---------------------------------------
                                                           1997*         1997*          1997          1996          1995
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................   $   115,907    $   23,618    $   277,338   $   370,025   $   310,961
   Net realized gain (loss).........................       110,474        28,304      5,536,668     1,948,613         2,791
   Change in unrealized appreciation /
      (depreciation) on investments.................     1,073,548       269,561      7,947,265     2,950,992     2,264,931
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from operations...............................     1,299,929       321,483     13,761,271     5,269,630     2,578,683
                                                       -----------    ----------    -----------   -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................     2,540,460     1,149,748     17,923,903    11,382,745     6,464,035
   Benefits and other policy-
      related transactions (Note 3).................      (351,660)     (154,351)    (6,498,823)   (2,909,569)   (1,385,132)
   Net transfers among funds........................    14,259,773     4,539,465     25,301,886     5,211,758     5,274,221
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    16,448,573     5,534,862     36,726,966    13,684,934    10,353,124
                                                       -----------    ----------    -----------   -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................     (285,438)      (191,983)      (107,895)     (106,424)     (221,877)
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    17,463,064     5,664,362     50,380,342    18,848,140    12,709,930
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................            --            --     37,466,453    18,618,313     5,908,383
                                                       -----------    ----------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................   $17,463,064    $5,664,362    $87,846,795   $37,466,453   $18,618,313
                                                       ===========    ==========    ===========   ===========   ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                                          ------------------------------------------------------

                                                                                                      MERRILL
                                                                         ALLIANCE                   LYNCH BASIC
                                                                       EQUITY INDEX                    VALUE
                                                                           FUND                     EQUITY FUND
                                                          ---------------------------------------   ------------

                                                             1997        1996          1995          1997*
                                                         ------------  ----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $  1,632,603    1,145,887   $   675,576   $   26,461
   Net realized gain (loss)..........................       435,940   11,903,017       539,950       40,394
   Change in unrealized appreciation /
      (depreciation) on investments..................    41,607,202    8,996,459    12,851,051      135,003
                                                       ------------  -----------   -----------   ----------

   Net increase (decrease) in net assets
      from operations................................    43,675,745   22,045,363    14,066,577      201,858
                                                       ------------  ------------  -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................    53,262,239   33,692,683    10,308,871    1,097,822
   Benefits and other policy-
      related transactions (Note 3)..................   (18,975,147) (56,493,042)   (2,111,532)    (135,034)
   Net transfers among funds.........................    67,867,827   23,434,912    18,305,589    4,661,128
                                                       ------------  -----------   -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............   102,154,919      634,553    26,502,928    5,623,916
                                                       ------------   ----------   -----------   ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................      (136,089)     (66,020)      (71,293)    (204,337)
                                                       ------------  -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................   145,694,575   22,613,896    40,498,212    5,621,437
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................    94,237,511   71,623,615    31,125,403           --
                                                       ------------  -----------   -----------   ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $239,932,086  $94,237,511   $71,623,615   $5,621,437
                                                       ============  ===========   ===========   ==========


                                                                          EQUITY SERIES (CONTINUED):
                                                        ----------------------------------------------------------------

                                                                               ALLIANCE                         MFS
                                                                             COMMON STOCK                     RESEARCH
                                                                                 FUND                           FUND
                                                         ------------------------------------------------     ----------

                                                              1997             1996              1995            1997*
                                                         --------------   --------------   --------------     ---------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $     (767,599)  $    3,505,756   $    8,208,894    $    7,315
   Net realized gain (loss)..........................     218,655,522      187,552,444       80,631,861        88,145
   Change in unrealized appreciation /
      (depreciation) on investments..................     272,798,112      112,608,618      183,872,928       249,382
                                                       --------------   --------------   --------------    ----------

   Net increase (decrease) in net assets
      from operations................................     490,686,035      303,666,818      272,713,683       344,842
                                                       ---------------  ---------------  ---------------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................     282,279,826      271,193,481      216,068,996     1,177,137
   Benefits and other policy-
      related transactions (Note 3)..................    (199,662,183)    (154,302,728)    (118,456,643)     (162,042)
   Net transfers among funds.........................      56,849,823        4,064,266      (34,354,864)    6,389,251
                                                       --------------   --------------   --------------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............     139,467,466      120,955,019       63,257,489     7,404,346
                                                       --------------   --------------   ----------------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................         (86,740)        (429,232)        (392,099)     (321,159)
                                                       --------------   --------------   --------------    ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................     630,066,761      424,192,605      335,579,073     7,428,029
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................   1,570,777,879    1,146,585,274      811,006,201            --
                                                       --------------    -------------   --------------    ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $2,200,844,640   $1,570,777,879   $1,146,585,274    $7,428,029
                                                       ==============   ==============   ==============    ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQUITY SERIES (CONTINUED):
                                           ----------------------------------------------------------------------------------------


                                                            ALLIANCE                                   ALLIANCE
                                                             GLOBAL                                  INTERNATIONAL
                                                              FUND                                       FUND
                                           -------------------------------------------  -------------------------------------------
                                               1997           1996           1995           1997             1996          1995**
                                           -------------   -----------   -------------  --------------  --------------  -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $  5,997,760   $  4,705,326   $  3,408,544   $ 1,089,454      $  411,375     $   159,029
   Net realized gain (loss) ............     56,837,641     23,774,539     12,264,394     2,267,768         709,281          50,951
   Change in unrealized appreciation /
      (depreciation) on investments ....    (12,504,865)    22,092,458     33,395,316    (4,651,627)      1,189,887         667,906
                                           ------------   ------------   ------------   -----------      ----------     -----------

   Net increase (decrease) in net assets
      from operations ..................     50,330,536     50,572,323     49,068,254    (1,294,405)       2,310,543        877,886
                                           ------------   ------------   ------------   -----------      -----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     85,714,413     96,457,308     92,666,618    14,198,839       12,055,154      2,028,670
   Benefits and other policy-
      related transactions (Note 3) ....    (48,793,564)   (43,292,191)   (37,507,499)   (4,716,765)      (2,295,079)      (339,723)
   Net transfers among funds ...........    (89,131,113)    (4,363,741)   (12,472,104)   (3,886,303)      17,095,516      9,885,952
                                           ------------   ------------   ------------   -----------      -----------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions .    (52,210,264)    48,801,376     42,687,015     5,595,771       26,855,591     11,574,899
                                           ------------   ------------   ------------   -----------      -----------    -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (147,270)       (93,415)       (96,720)      (27,091)         (21,865)       (20,847)
                                           ------------   ------------   ------------   -----------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........     (2,026,998)    99,280,284     91,658,549     4,274,275       29,144,269     12,431,938
NET ASSETS ATTRIBUTABLE TO .............             --             --             --            --               --             --
   POLICYOWNERS, BEGINNING OF PERIOD ...    432,777,304    333,497,020    241,838,471    41,576,207       12,431,938             --
                                           ------------   ------------   ------------   -----------      ------------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $430,750,306   $432,777,304   $333,497,020   $45,850,482      $41,576,207    $12,431,938
                                           ============   ============   ============   ===========      ===========    ===========

                                                  EQUITY SERIES (CONTINUED):
                                               -------------------------------
                                                                 MORGAN
                                                                STANLEY
                                              T. ROWE PRICE     EMERGING
                                               INTERNATIONAL    MARKETS
                                                STOCK FUND     EQUITY FUND
                                               -------------  ---------------
                                                   1997*           1997***
                                               -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income....................    $  (23,939)   $    13,761
   Net realized gain (loss).................       (50,331)       (14,566)
   Change in unrealized appreciation /
      (depreciation) on investments.........      (820,718)    (1,079,388)
                                                ----------    -----------

   Net increase (decrease) in net assets
      from operations.......................      (894,988)    (1,080,193)
                                                ----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................      2,268,440       323,739
   Benefits and other policy-
      related transactions (Note 3).........       (295,221)       (7,501)
   Net transfers among funds................     12,953,165     2,483,527
                                               ------------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions......     14,926,384     2,799,765
                                                -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............         60,283       807,804
                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............     14,091,679     2,527,376
NET ASSETS ATTRIBUTABLE TO                      -----------   -----------
   POLICYOWNERS, BEGINNING OF PERIOD........             --            --
                                                -----------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD..............    $14,091,679   $ 2,527,376
                                                ===========   ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                        EQUITY SERIES (CONTINUED):
                                         -------------------------------------------------------------------------------------


                                                               ALLIANCE                       WARBURG PINCUS    ALLIANCE SMALL
                                                           AGGRESSIVE STOCK                    SMALL COMPANY      CAP GROWTH
                                                                 FUND                           VALUE FUND          FUND
                                         -------------------------------------------------  -----------------  ----------------
                                               1997              1996             1995             1997*            1997*
                                         ---------------   ---------------   -------------  -----------------  ----------------


INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ (3,987,514)    $ (2,425,125)    $ (1,434,289)    $   (23,238)     $   (37,351)
   Net realized gain (loss) ............    107,947,093      163,630,203       73,464,436         140,194          (63,375)
   Change in unrealized appreciation /
      (depreciation) on investments ....    (13,921,615)     (33,653,883)      49,509,800        (228,709)         771,812
                                           ------------     ------------     ------------     -----------      -----------
   Net increase (decrease) in net assets
      from operations ..................     90,037,964        7,551,195      121,539,947        (111,753          671,086
                                           ------------     ------------     ------------     -----------      -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............    179,662,167      167,830,465      121,962,483       4,397,634        2,947,848
   Benefits and other policy-
      related transactions (Note 3) ....    107,529,554)     (85,246,883)     (63,165,185)       (608,891)        (599,875)
   Net transfers among funds ...........      1,712,877       28,481,572       19,367,834      20,737,304       19,670,856
                                           ------------     ------------     ------------     -----------      -----------

   Net increase (decrease) in net assets
      from policy-related transactions .     73,845,490      111,065,154       78,165,132      24,526,047       22,018,829
                                           ------------     ------------     ------------     -----------      -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (442,155)        (205,349)        (188,813)       (114,120)        (324,052
                                           ------------     ------------     ------------     -----------      -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    163,441,299      238,411,000      199,516,266      24,300,174       22,365,863
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...    793,599,131      555,188,131      355,671,865              --               --
                                           ------------     ------------     ------------     -----------      -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $957,040,430     $793,599,131     $555,188,131     $24,300,174      $22,365,863
                                           ============     ============     ============     ===========      ===========


                                                EQUITY
                                                SERIES
                                              (CONTINUED):               ASSET ALLOCATION SERIES:
                                           ---------------- -----------------------------------------------
                                             MFS EMERGING                       ALLIANCE
                                                GROWTH                    CONSERVATIVE INVESTORS
                                            COMPANIES FUND                        FUND
                                           ---------------- -------------    --------------   -------------
                                                1997*            1997             1996            1995
                                           ---------------- -------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $     5,523      $  6,151,782     $  6,690,887     $  7,247,815
   Net realized gain (loss) ............       458,032         6,305,200        3,677,543          689,721
   Change in unrealized appreciation /
      (depreciation) on investments ....       171,320         8,528,010       (2,661,985)      19,129,817
                                           -----------      ------------     ------------     ------------
   Net increase (decrease) in net assets
      from operations ..................       634,875        20,984,992        7,706,445       27,067,353
                                           -----------      ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     1,598,358        30,425,833       38,133,118       41,419,959
   Benefits and other policy-
      related transactions (Note 3) ....      (294,924)      (24,998,155)     (25,456,269      (22,866,003)
   Net transfers among funds ...........     8,886,415       (18,978,233)     (18,095,700       (3,379,296
                                           -----------      ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy-related transactions .    10,189,849       (13,550,555)      (5,418,851       15,174,660
                                           -----------      ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........      (449,170)         (113,620)         (36,213          (95,412)
                                           -----------      ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    10,375,554         7,320,817        2,251,381       42,146,601
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...            --       174,338,480      172,087,099      129,940,498
                                           -----------      ------------     ------------     ------------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $10,375,554      $181,659,297     $174,338,480     $172,087,099
                                           ===========      ============     ============     ============

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                              EQ/PUTNAM                         ALLIANCE
                                              BALANCED                      GROWTH INVESTORS
                                                FUND                              FUND
                                           ---------------  -----------------------------------------------
                                                1997*            1997             1996             1995
                                           ---------------  -------------    --------------   -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $   43,727       $ 14,710,285     $ 11,757,729     $ 13,059,547
   Net realized gain (loss) ............       31,680         53,312,210       75,274,214        9,174,038
   Change in unrealized appreciation /
      (depreciation) on investments ....      270,232         47,905,948      (14,635,180)      82,556,566
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from operations ..................      345,639        115,928,443       72,396,763      104,790,151
                                           ----------       ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............      213,829        139,280,509      159,654,177      155,616,059
   Benefits and other policy-related
      transactions (Note 3) ............      (60,092)       (95,656,635)     (81,943,749)     (68,357,709)
   Net transfers among funds ...........    1,458,185        (35,207,298)      (7,652,116)      (3,269,896)
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy related-transactions..    1,611,922          8,416,576       70,058,312       83,988,454
                                           ----------       ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....     (289,774)            79,090          (93,120)        (120,493)
                                           ----------       ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    1,667,787        124,424,109      142,361,955      188,658,112
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........           --        698,239,621      555,877,666      367,219,554
                                           ==========       ============     ============     ============

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $1,667,787       $822,663,730     $698,239,621     $555,877,666
                                           ==========       ============     ============     ============


                                                        ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                                                                                  MERRILL
                                                                                                   LYNCH
                                                               ALLIANCE                            WORLD
                                                               BALANCED                          STRATEGY
                                                                 FUND                              FUND
                                           -----------------------------------------------    -------------
                                                1997             1996             1995             1997*
                                           -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ 11,212,220     $ 10,604,542     $ 10,038,346     $   14,446
   Net realized gain (loss) ............     27,027,612       33,240,237        8,427,606         35,369
   Change in unrealized appreciation /
      (depreciation) on investments ....     18,495,462         (714,363)      45,976,062        (37,926)
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from operations ..................     56,735,294       43,130,416       64,442,014         11,889
                                           ------------     ------------     ------------     ----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     48,722,966       60,530,048       63,451,955        334,133
   Benefits and other policy-related
      transactions (Note 3) ............    (48,611,396)     (50,274,632)     (48,742,571)       (41,646)
   Net transfers among funds ...........    (55,377,177)     (22,122,080)     (18,908,540)     1,374,499
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from policy related-transactions .    (55,265,607)     (11,866,664)      (4,199,156)     1,666,986
                                           ------------     ------------     ------------     ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....         (4,006)        (134,906)         (93,214)       (94,148)
                                           ------------     ------------     ------------     ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........      1,465,681       31,128,846       60,149,644      1,584,727
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........    429,694,055      398,565,209      338,415,565             --
                                           ============     ============     ============     ==========

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $431,159,736     $429,694,055     $398,565,209     $1,584,727
                                           ============     ============     ============     ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.  General

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contract owners.

    Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class IA shares of The Hudson River Trust (HR Trust) or Class IB shares of EQ Advisors Trust (EQ Trust) (Collectively known as the Trusts). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset values and are subject to distribution fees imposed under a distribution plan adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act. The Trusts are open-end, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life Plus,(SM), IL Protector,(SM), IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the "Policies." The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $165,714,430, $(7,511,567) and $6,569,672 for the years ended 1997, 1996 and 1995, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter on the ex-dividend date and by EQ Trust in the fourth quarter. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

2.  Significant Accounting Policies (Continued)

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series, and IL COLI deduct this charge of 0.85% from the Policy Account. Under SP-Flex, Equitable Life also charges the daily net assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000 and IL Protector policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
    (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

4.  Amounts Retained by Equitable Life in Separate Account FP (Continued)

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:


                                                                         YEARS ENDED DECEMBER 31,
                                                                -------------------------------------------
           INVESTMENT FUND                                          1997           1996           1995
           ---------------                                          ----           ----           ----
          Fixed Income Series:
               Alliance Money Market                                      --            --     $  (250,000)
               Alliance Intermediate Government Securities                --            --        (165,000)
               Alliance Quality Bond                                      --     $(125,000)     (4,800,000)
               Alliance High Yield                                        --            --        (100,000)
           Equity Series:
               T. Rowe Price Equity Income                       $ 1,300,000            --              --
               EQ/Putnam Growth & Income Value                     1,200,000            --              --
               Alliance Growth & Income                                   --       (75,000)       (685,000)
               Alliance Equity Index                                      --            --              --
               Merrill Lynch Basic Value Equity                    1,200,000            --              --
               Alliance Common Stock                                      --      (185,000)       (630,000)
               MFS Research                                        2,000,000            --              --
               Alliance Global                                            --            --        (130,000)
               Alliance International                                     --            --         200,000
               T. Rowe Price International Stock                   4,000,000            --              --
               Morgan Stanley Emerging Markets Equity              4,000,000            --              --
               Alliance Aggressive Stock                                  --      (125,000)       (350,000)
               Warburg Pincus Small Company Value                    600,000            --              --
               Alliance Small Cap Growth                           1,200,000            --              --
               MFS Emerging Growth Companies                       2,000,000            --              --
           Asset Allocation Series:
               Alliance Conservative Investors                            --       (80,000)             --
               EQ/Putnam Balanced                                  2,000,000            --              --
               Alliance Growth Investors                                  --      (175,000)             --
               Alliance Balanced                                          --       (90,000)             --
               Merrill Lynch World Strategy                        2,000,000            --              --


5.  Distribution and Servicing Agreement

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Investment Returns

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net assets for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.18%    8.24%     9.18%    7.32%
Net return................      4.79%    4.70%    5.11%    3.39%     2.35%    2.94%    5.55%    7.59%     8.53%    6.68%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%        12.26%
Net return................      6.65%    3.15%   12.65%   (4.95)%     9.88%   4.96%        11.60%

                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.49%    4.73%   16.32%   (5.67)%      (0.66)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     17.76%   22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%    4.50%    9.08%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.64%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.75%

                                                                OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,      DECEMBER 31,
                               -------------------------------------------------
ALLIANCE GROWTH & INCOME FUND   1997     1996     1995      1994      1993
-----------------------------   ----     ----     ----      ----      ----
Gross return..............     26.90%   20.09%   24.07%   (0.58)%    (0.25)%
Net return................     25.99%   19.36%   23.33%   (1.17)%    (0.41)%

                                 SEPTEMBER 30(A)
                               YEARS ENDED DECEMBER 31,  TO DECEMBER 31,
                              --------------------------------------------
ALLIANCE EQUITY INDEX FUND      1997     1996     1995         1994
--------------------------      ----     ----     ----         ----
Gross return..............     32.58%   22.39%   36.48%       1.08%
Net return................     31.77%   21.65%   35.66%       0.58%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997
RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.55%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%
Net return................     28.44%   23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.59%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................     10.88%   13.91%   18.11%    4.60%    31.33%   (1.10)%  29.77%   (6.63)%   26.17%   10.22%

                                                               APRIL 3(A) TO
                                  YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (2.98)%           9.82%         11.29%
Net return................        (3.63)%           9.15%         10.79%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............        (1.49)%
Net return................        (1.90)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.37)%


                                                                YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND    1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------    ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%
Net return................       10.14%   21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.65%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*



EQUITY SERIES (CONCLUDED):
                                MAY 1(A) TO
ALLIANCE SMALL CAP              DECEMBER 31,
                              -----------------
GROWTH FUND                         1997
-----------                         ----
Gross return..............          26.74%
Net return................          26.18%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.95%


ASSET ALLOCATION SERIES:
                                                                                                       OCTOBER 2(A) TO
ALLIANCE CONSERVATIVE                                 YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              ------------------------------------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993     1992     1991      1990        1989
--------------                  ----     ----     ----      ----     ----     ----     ----      ----        ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%         3.09%
Net return................     12.55%    4.57%   19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%         2.94%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............          14.38%
Net return................          14.02%


                                                                                                        OCTOBER 2(A) TO
                                                       YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND  1997     1996      1995     1994     1993     1992      1991     1990         1989
------------------------------  ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     16.87%   12.61%    26.37%   (3.15)%  15.26%    4.90%    48.89%   10.66%        3.98%
Net return................     16.07%   11.93%    25.62%   (3.73)%  14.58%    4.27%    48.01%   10.00%        3.82%



                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%
Net return................     14.30%   11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............           4.70%
Net return................           4.29%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000


FIXED INCOME SERIES:
                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%        1.11%
Net return................      4.47%    4.38%    4.80%    3.08%     2.04%        0.77%

ALLIANCE INTERMEDIATE
GOVERNMENT SECURITIES FUND
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%        0.90%
Net return................      6.33%    2.84%   12.31%   (5.23)%     9.55%       0.56%


                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.16%    4.41%   15.97%   (5.95)%      (0.73)%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993         1992
------------------------        ----     ----     ----      ----     ----         ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%        1.84%
Net return................     17.40%   21.77%   18.84%   (3.66)%   22.04%        1.50%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.40%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.52%

                                                                  OCTOBER 1(A)
                                    YEARS ENDED DECEMBER 31,     TO DECEMBER 31,
                                ------------------------------------------------
ALLIANCE GROWTH & INCOME FUND     1997    1996    1995     1994      1993
-----------------------------     ----    ----    ----     ----      ----
Gross return..............       26.90%  20.09%  24.07%  (0.58)%    (0.25)%
Net return................       25.61%  19.00%  22.96%  (1.47)%    (0.48)%

                                                                   MARCH 1(A) TO
                                      YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                ------------------------------------------------
ALLIANCE EQUITY INDEX FUND        1997         1996          1995      1994
--------------------------        ----         ----          ----      ----
Gross return..............        32.58%       22.39%       36.48%     1.08%
Net return................        31.38%       21.28%       35.26%     0.33%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000



EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.32%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%        5.28%
Net return................     28.06%   23.15%   31.26%   (3.02)%   23.70%        4.93%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.36%


                                                                            AUGUST 17(A) TO
ALLIANCE GLOBAL FUND                     YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%        4.87%
Net return................     10.54%   13.56%   17.75%    4.29%    30.93%        4.52%

                                                               APRIL 3(A) TO
                                 YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............          (2.98)%         9.82%         11.29%
Net return................          (3.93)%         8.82%         10.55%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............          (1.49)%
Net return................          (2.10)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.46)%

-------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000




EQUITY SERIES (CONCLUDED):
                                                                              MARCH 1(A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                 ----------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND     1997     1996     1995      1994     1993         1992
------------------------------     ----     ----     ----      ----     ----         ----
Gross return..............        10.94%   22.20%   31.63%   (3.81)%   16.77%        11.49%
Net return................         9.81%   21.09%   30.46%   (4.68)%   15.70%        11.11%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.41%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
ALLIANCE SMALL CAP                  1997
GROWTH FUND                         ----
Gross return..............          26.74%
Net return................          25.92%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.70%


ASSET ALLOCATION SERIES:
                                                                            AUGUST 17(A) TO
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993         1992
--------------                  ----     ----     ----      ----     ----         ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%        1.38%
Net return................     12.21%    4.26%   19.32%   (4.96)%     9.81%       1.04%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............         14.38%
Net return................         13.79%


ALLIANCE GROWTH INVESTORS FUND
------------------------------                                              AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     16.87%   12.61%   26.37%   (3.15)%   15.26%       6.89%
Net return................     15.72%   11.59%   25.24%   (4.02)%   14.24%       6.53%

ALLIANCE BALANCED FUND
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%       5.37%
Net return................     13.96%   10.67%   18.68%   (8.84)%   11.30%       5.02%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............         4.70%
Net return................         4.08%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


FIXED INCOME SERIES:

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                             1997          1996          1995
                                             ----          ----          ----
Alliance Money Market Fund............       5.42%         5.33%         5.69%
Alliance Intermediate Government
Securities Fund.......................       7.29%         3.78%        13.31%
Alliance Quality Bond Fund............       9.14%         5.36%        17.13%
Alliance High Yield Fund..............      18.47%        22.89%        19.95%

EQUITY SERIES:

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
T. Rowe Price Equity Income Fund......           22.13%
EQ/Putnam Growth & Income
Value Fund............................           14.48%

                                               YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Growth & Income Fund.........    26.90%        20.09%        24.38%
Alliance Equity Index Fund............    32.57%        22.38%        36.53%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch Basic Value
Equity Fund...........................            17.02%

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Common Stock Fund............     29.40%       24.28%        33.07%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
MFS Research Fund.....................            16.05%

                                                  YEARS ENDED DECEMBER 31,
                                        ----------------------------------------
                                            1997           1996            1995
                                            ----           ----            ----
Alliance Global Fund..................     11.66%         14.60%          19.38%


                                            YEARS ENDED          APRIL 30 TO
                                            DECEMBER 31,       DECEMBER 31, (A)
                                        ---------------------------------------
                                          1997        1996           1995
                                          ----        ----           ----
Alliance International Fund...........   (3.05)%      9.81%         11.29%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


EQUITY SERIES (CONCLUDED):

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
T. Rowe Price International
Stock Fund............................            (1.50)%

                                         AUGUST 20 TO DECEMBER
                                                31, (A)
                                        -------------------------
                                                  1997
Morgan Stanley Emerging Markets
Equity Fund...........................           (20.19)%

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                            1997          1996           1995
                                            ----          ----           ----
Alliance Aggressive Stock Fund........      10.94%       22.20%         33.00%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Warburg Pincus Small Company                      19.13%
Value Fund............................
Alliance Small Cap Growth Fund........            26.69%
MFS Emerging Growth
Companies Fund........................            22.44%

ASSET ALLOCATION SERIES:

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                          1997          1996           1995
                                          ----          ----           ----
Alliance Conservative Investors Fund..    13.25%        5.21%         20.59%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
EQ/Putnam Balanced Fund...............           14.48%

                                              YEARS ENDED DECEMBER 31,
                                        -------------------------------------
                                          1997         1996          1995
                                          ----         ----          ----
Alliance Growth Investors Fund........    16.87%      12.61%        26.92%
Alliance Balanced Fund................    15.06%      11.68%        20.32%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch World Strategy Fund.....            4.71%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*

FIXED INCOME SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                          ------------------------------------
                                                   1997           1996
                                                   ----           ----
ALLIANCE MONEY MARKET FUND
Gross return .........................             5.42%          5.33%
Net return ...........................             4.57%          2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES
Gross return .........................             7.29%          3.78%
Net return ...........................             6.43%          4.49%

ALLIANCE QUALITY BOND FUND
Gross return .........................             9.14%          5.36%
Net return ...........................             8.27%          7.86%

ALLIANCE HIGH YIELD FUND
Gross return .........................            18.47%         22.89%
Net return ...........................            17.52%         13.90%

EQUITY SERIES:

                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE EQUITY INCOME FUND
Gross return .........................            22.11%
Net return ...........................            21.48%

EQ/PUTNAM GROWTH & INCOME
VALUE FUND
Gross return .........................            16.23%
Net return ...........................            13.87%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER  31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE GROWTH & INCOME FUND
Gross return .........................            26.90%          20.09%
Net return ...........................            25.74%          15.63%

ALLIANCE EQUITY INDEX FUND
Gross return .........................            32.58%          22.39%
Net return ...........................            31.51%          16.25%



-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONTINUED):


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MERRILL LYNCH BASIC VALUE
EQUITY FUND
Gross return .........................            16.99%
Net return ...........................            16.40%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                  1997              1996
                                                  ----              ----
ALLIANCE COMMON STOCK FUND
Gross return .........................           29.40%            24.28%
Net return ...........................           28.18%            17.44%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MFS RESEARCH FUND
Gross return .........................            16.07%
Net return ...........................            15.43%


                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GLOBAL FUND
Gross return .........................            11.66%           14.60%
Net return ...........................            10.65%            6.78%

ALLIANCE INTERNATIONAL FUND
Gross return .........................            (2.98)%           9.82%
Net return ...........................            (3.83)%           2.11%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE INTERNATIONAL STOCK FUND
Gross return .........................
                                                  (1.49)%
Net return ...........................            (2.03)%


                                         AUGUST 20(A) TO DECEMBER
                                                   31,
                                        ---------------------------

                                                   1997
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
Gross return .........................
                                                 (20.16)%
Net return ...........................           (20.43)%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONCLUDED):

                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE AGGRESSIVE STOCK FUND
Gross return .........................            10.94%           22.20%
Net return ...........................             9.92%            6.22%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
WARBURG PINCUS SMALL COMPANY
VALUE FUND
Gross return .........................            19.15%
Net return ...........................            18.49%

ALLIANCE SMALL CAP GROWTH FUND
Gross return .........................            26.74%
Net return ...........................            26.01%

MFS EMERGING GROWTH COMPANIES FUND
Gross return .........................            22.42%
Net return ...........................            21.78%

ASSET ALLOCATION SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE CONSERVATIVE INVESTORS FUND
Gross return .........................            13.25%           5.21%
Net return ...........................            12.32%           7.94%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
EQ/PUTNAM BALANCED FUND
Gross return .........................            14.38%
Net return ...........................            13.87%


                                                 YEAR ENDED   AUGUST 5(A) TO
                                                DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GROWTH INVESTORS FUND
Gross return .........................            16.87%           12.61%
Net return ...........................            15.84%            9.38%

ALLIANCE BALANCED FUND
Gross return .........................            15.06%           11.68%
Net return ...........................            14.07%            8.67%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
MERRILL LYNCH WORLD STRATEGY FUND
Gross return .........................             4.70%
Net return ...........................             4.15%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SP-FLEX


FIXED INCOME SERIES:
                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.17%    8.24%     9.18%    7.32%
Net return................      3.54%    3.44%    3.86%    2.17%     1.13%    1.71%    4.29%    6.30%     7.24%    5.41%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%       12.10%
Net return................      5.38%    1.91%   11.31%   (6.08)%     8.57%   3.71%       10.59%

                                                                              SEPTEMBER 1(A)
                                                                                    TO
                                         YEARS ENDED DECEMBER 31,               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1997           1996            1995            1994
--------------------------          ----           ----            ----            ----
Gross return..............         9.14%           5.36%          17.02%         (2.20)%
Net return................         7.19%           3.47%          14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     16.35%   20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%

EQUITY SERIES:
                                                                 SEPTEMBER 1(A)
                                                                      TO
                                   YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              --------------------------------------------------
ALLIANCE GROWTH & INCOME FUND    1997        1996         1995       1994
-----------------------------    ----        ----         ----       ----
Gross return..............      26.90%      20.09%       24.07%    (3.40)%
Net return................      24.50%      17.93%       21.87%    (3.55)%

ALLIANCE EQUITY INDEX FUND       1997        1996         1995       1994
--------------------------       ----        ----         ----       ----
Gross return..............      32.58%      22.39%       36.48%    (2.54)%
Net return................      30.21%      20.19%       34.06%    (2.69)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%
Net return................     26.91%   22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%

ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................      9.56%   12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%     8.90%

                                        YEARS ENDED           APRIL 3(A) TO
                                       DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (3.05)%          9.82%          11.29%
Net return................        (4.78)%          7.84%           9.82%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %
Net return................      8.83%   20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONCLUDED)
SP-FLEX


ASSET ALLOCATION SERIES:

                                                                              SEPTEMBER 1(A)
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
INVESTORS FUND                      1997           1996            1995            1994
--------------                      ----           ----            ----            ----
Gross return..................     13.25%          5.21%          20.40%         (1.83)%
Net return....................     11.21%          3.32%          18.26%         (1.98)%

                                                                              SEPTEMBER 1(A)
                                         YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1997           1996            1995            1994
------------------------------      ----           ----            ----            ----
Gross return..................     16.87%         12.61%          26.37%         (3.16)%
Net return....................     14.69%         10.58%          24.12%         (3.31)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 15.06%   11.68%   19.75%   (8.02)%   12.28%    (2.83)% 41.27%    0.24 %   25.83%   13.27%
Net return.................... 12.94%    9.67%   17.62%   (9.66)%   10.31%    (4.57)% 38.75%   (1.56)%   23.59%   11.25%

-------------------------------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-32

February 10, 1998





                        Report of Independent Accountants


To the Board of Directors and Shareholders of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996 and for loan impairments in 1995.




/s/ Price Waterhouse, LLP
---------------------------
    Price Waterhouse LLP
    New York, New York
    February 10, 1998

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    19,630.9        $    18,077.0
  Mortgage loans on real estate.............................................         2,611.4              3,133.0
  Equity real estate........................................................         2,749.2              3,297.5
  Policy loans..............................................................         2,422.9              2,196.1
  Other equity investments..................................................           951.5                860.6
  Investment in and loans to affiliates.....................................           731.1                685.0
  Other invested assets.....................................................           624.7                 25.4
                                                                              -----------------    -----------------
      Total investments.....................................................        29,721.7             28,274.6
Cash and cash equivalents...................................................           300.5                538.8
Deferred policy acquisition costs...........................................         3,236.6              3,104.9
Amounts due from discontinued operations....................................           572.8                996.2
Other assets................................................................         2,685.2              2,552.2
Closed Block assets.........................................................         8,566.6              8,495.0
Separate Accounts assets....................................................        36,538.7             29,646.1
                                                                              -----------------    -----------------

Total Assets................................................................   $    81,622.1        $    73,607.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,579.5        $    21,865.6
Future policy benefits and other policyholder's liabilities.................         4,553.8              4,416.6
Short-term and long-term debt...............................................         1,991.2              1,766.9
Other liabilities...........................................................         3,257.1              2,785.1
Closed Block liabilities....................................................         9,073.7              9,091.3
Separate Accounts liabilities...............................................        36,306.3             29,598.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        76,761.6             69,523.8
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,105.8              3,105.8
Retained earnings...........................................................         1,235.9                798.7
Net unrealized investment gains.............................................           533.6                189.9
Minimum pension liability...................................................           (17.3)               (12.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,860.5              4,084.0
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    81,622.1        $    73,607.8
                                                                              =================    =================



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      950.6       $       874.0      $       788.2
Premiums......................................................          601.5               597.6              606.8
Net investment income.........................................        2,282.8             2,203.6            2,088.2
Investment (losses) gains, net................................          (45.2)               (9.8)               5.3
Commissions, fees and other income............................        1,227.2             1,081.8              897.1
Contribution from the Closed Block............................          102.5               125.0              143.2
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,119.4             4,872.2            4,528.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,266.2             1,270.2            1,248.3
Policyholders' benefits.......................................          978.6             1,317.7            1,008.6
Other operating costs and expenses............................        2,203.9             2,075.7            1,775.8
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,448.7             4,663.6            4,032.7
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................          670.7               208.6              496.1
Federal income taxes..........................................           91.5                 9.7              120.5
Minority interest in net income of consolidated subsidiaries..           54.8                81.7               62.8
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          524.4               117.2              312.8
Discontinued operations, net of Federal income taxes..........          (87.2)              (83.8)               -
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (23.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      437.2       $        10.3      $       312.8
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning and end of year.....        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          798.7               788.4              475.6
Net earnings..................................................          437.2                10.3              312.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,235.9               798.7              788.4
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year...          189.9               396.5             (220.5)
Change in unrealized investment gains (losses)................          343.7              (206.6)             617.0
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains, end of year..................          533.6               189.9              396.5
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (12.9)              (35.1)              (2.7)
Change in minimum pension liability...........................           (4.4)               22.2              (32.4)
                                                                                                      -----------------
                                                                -----------------  -----------------
Minimum pension liability, end of year........................          (17.3)              (12.9)             (35.1)
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    4,860.5       $     4,084.0      $     4,258.1
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      437.2       $        10.3      $       312.8
Adjustments  to  reconcile  net  earnings  to net  cash  provided  by  operating activities:
  Interest credited to policyholders' account balances........        1,266.2             1,270.2            1,248.3
  Universal life and investment-type product
    policy fee income.........................................         (950.6)             (874.0)            (788.2)
  Investment losses (gains)...................................           45.2                 9.8               (5.3)
  Change in Federal income tax payable........................          (74.4)             (197.1)             221.6
  Other, net..................................................          169.4               330.2               80.5
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          893.0               549.4            1,069.7
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,702.9             2,275.1            1,897.4
  Sales.......................................................       10,385.9             8,964.3            8,867.1
  Purchases...................................................      (13,205.4)          (12,559.6)         (11,675.5)
  (Increase) decrease in short-term investments...............         (555.0)              450.3              (99.3)
  Decrease in loans to discontinued operations................          420.1             1,017.0            1,226.9
  Sale of subsidiaries........................................          261.0                 -                  -
  Other, net..................................................         (612.6)             (281.0)            (413.4)
                                                                -----------------  -----------------  -----------------

Net cash used by investing activities.........................         (603.1)             (133.9)            (196.8)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities: Policyholders' account balances:
    Deposits..................................................        1,281.7             1,925.4            2,586.5
    Withdrawals...............................................       (1,886.8)           (2,385.2)          (2,657.1)
  Net increase (decrease) in short-term financings............          419.9                 (.3)             (16.4)
  Additions to long-term debt.................................           32.0                 -                599.7
  Repayments of long-term debt................................         (196.4)             (124.8)             (40.7)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (83.9)                -             (1,215.4)
  Other, net..................................................          (94.7)              (66.5)             (48.4)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (528.2)             (651.4)            (791.8)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (238.3)             (235.9)              81.1
Cash and cash equivalents, beginning of year..................          538.8               774.7              693.6
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      300.5       $       538.8      $       774.7
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      217.1       $       109.9      $        89.6
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      170.0       $       (10.0)     $       (82.7)
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and, prior to December 31, 1996, its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.7% at December 31, 1997 (54.3% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued operations (see Note
        7).

        The years "1997," "1996" and "1995" refer to the years ended December 31, 1997, 1996 and 1995, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1997 presentation.

        Closed Block

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations consist of the business of the former Guaranteed Interest Contract ("GIC") segment which includes the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the GIC lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and, during the 1997 and 1996 fourth quarter reviews, the allowance for future losses was increased. Management believes the allowance for future losses at December 31, 1997 is adequate to provide for all future losses; however, the determination of the allowance continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 7).

        Accounting Changes

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to The Equitable's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". Impaired loans within SFAS No. 114's scope are to be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of this statement did not have a material effect on the level of the allowances for possible losses or on the Company's consolidated statements of earnings and shareholder's equity.

        New Accounting Pronouncements

        In January 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits," which revises current note disclosure requirements for employers' pension and other retiree benefits. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997. The Company will adopt the provisions of SFAS No. 132 in the 1998 consolidated financial statements.

        In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual and interim financial statements issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Generally, financial information will be required to be reported on the basis used by management for evaluating segment performance and for deciding how to allocate resources to segments. This statement is effective for fiscal years beginning after December 15, 1997 and need not be applied to interim reporting in the initial year of adoption. Restatement of comparative information for earlier periods is required. Management is currently reviewing its definition of business segments in light of the requirements of SFAS No. 131.

        In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 requires an enterprise to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. This statement is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The Company will adopt the provisions of SFAS No. 130 in its 1998 consolidated financial statements.

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Implementation of SFAS No. 125 did not have nor is SFAS No. 127 expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1997, the expected investment yield, excluding policy loans, generally ranged from 7.53% grading to 7.92% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $886.7 million and $869.4 million at December 31, 1997 and 1996, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Incurred benefits related to current year..........  $       190.2       $      189.0       $      176.0
        Incurred benefits related to prior years...........            2.1               69.1               67.8
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       192.3       $      258.1       $      243.8
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        28.8       $       32.6       $       37.0
        Benefits paid related to prior years...............          146.2              153.3              137.8
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       175.0       $      185.9       $      174.8
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1997, participating policies, including those in the Closed Block, represent approximately 21.2% ($50.2 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1997, 1996 and 1995, investment results of such Separate Accounts were $3,411.1 million, $2,970.6 million and $1,963.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. See Note 21 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,230.3      $       785.0       $       74.5       $    14,940.8
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..          673.0                6.8                 .1               679.7
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================
        December 31, 1996
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $    13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3             2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3             1,559.3
            States and political subdivisions..           77.0                4.5                -                  81.5
            Foreign governments................          302.6               18.0                2.2               318.4
            Redeemable preferred stock.........          139.1                3.3                7.1               135.3
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $    18,077.0
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       362.0      $        49.3       $       17.7       $       393.6
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value having an amortized cost of $3,759.2 million and $3,915.7 million, respectively, had estimated fair values of $3,903.9 million and $4,024.6 million, respectively.

        The contractual maturity of bonds at December 31, 1997 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      149.9       $      151.3
        Due in years two through five..........................................       2,962.8            3,025.2
        Due in years six through ten...........................................       6,863.9            7,093.0
        Due after ten years....................................................       6,952.3            7,502.7
        Mortgage-backed securities.............................................       1,702.8            1,725.0
                                                                                ----------------   -----------------
        Total..................................................................  $   18,631.7       $   19,497.2
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1997, approximately 17.85% of the $18,610.6 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balances, beginning of year........................  $       137.1       $      325.3       $      284.9
        SFAS No. 121 release...............................            -               (152.4)               -
        Additions charged to income........................          334.6              125.0              136.0
        Deductions for writedowns and
          asset dispositions...............................          (87.2)            (160.8)             (95.6)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        55.8       $       50.4       $       65.5
          Equity real estate...............................          328.7               86.7              259.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        At December 31, 1997, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.6 million of fixed maturities and $.9 million of mortgage loans on real estate.

        At December 31, 1997 and 1996, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $23.4 million (0.9% of total mortgage loans on real estate) and $12.4 million (0.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $183.4 million and $388.3 million at December 31, 1997 and 1996, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $17.2 million, $35.5 million and $52.1 million in 1997, 1996 and 1995, respectively. Gross interest income on these loans included in net investment income aggregated $12.7 million, $28.2 million and $37.4 million in 1997, 1996 and 1995, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1997                 1996
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        196.7       $        340.0
        Impaired mortgage loans without provision for losses...............             3.6                122.3
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           200.3                462.3
        Provision for losses...............................................           (51.8)               (46.4)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        148.5       $        415.9
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1997, 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $246.9 million, $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $15.2 million, $38.8 million and $27.9 million ($2.3 million, $17.9 million and $13.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1997 and 1996, the carrying value of equity real estate held for sale amounted to $1,023.5 million and $345.6 million, respectively. For 1997, 1996 and 1995, respectively, real estate of $152.0 million, $58.7 million and $35.3 million was acquired in satisfaction of debt. At December 31, 1997 and 1996, the Company owned $693.3 million and $771.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $541.1 million and $587.5 million at December 31, 1997 and 1996, respectively. Depreciation expense on real estate totaled $74.9 million, $91.8 million and $121.7 million for 1997, 1996 and 1995, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (29 and 34 individual ventures as of December 31, 1997 and 1996, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $    1,700.9       $    1,883.7
        Investments in securities, generally at estimated fair value...........       1,374.8            2,430.6
        Cash and cash equivalents..............................................         105.4               98.0
        Other assets...........................................................         584.9              427.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      493.4       $    1,574.3
        Borrowed funds - the Company...........................................          31.2              137.9
        Other liabilities......................................................         284.0              415.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         808.6            2,128.0
                                                                                ----------------   -----------------

        Partners' capital......................................................       2,957.4            2,711.3
                                                                                ----------------   -----------------

        Total Liabilities and Partners' Capital................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      568.5       $      806.8
        Equity in limited partnership interests not included above.............         331.8              201.8
        Other..................................................................           4.3                9.8
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $      904.6       $    1,018.4
                                                                                ================   =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       310.5       $      348.9       $      463.5
        Revenues of other limited partnership interests....          506.3              386.1              242.3
        Interest expense - third party.....................          (91.8)            (111.0)            (135.3)
        Interest expense - the Company.....................           (7.2)             (30.0)             (41.0)
        Other expenses.....................................         (263.6)            (282.5)            (397.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       454.2       $      311.5       $      131.8
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        76.7       $       73.9       $       49.1
        Equity in net earnings of limited partnerships
          interests not included above.....................           69.5               35.8               44.8
        Other..............................................            (.9)                .9                1.0
                                                                                                   -----------------
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       145.3       $      110.6       $       94.9
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,459.4       $    1,307.4       $    1,151.1
        Mortgage loans on real estate......................          260.8              303.0              329.0
        Equity real estate.................................          390.4              442.4              560.4
        Other equity investments...........................          156.9              122.0               76.9
        Policy loans.......................................          177.0              160.3              144.4
        Other investment income............................          181.7              217.4              273.0
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,626.2            2,552.5            2,534.8
                                                            -----------------   ----------------   -----------------

          Investment expenses..............................          343.4              348.9              446.6
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,282.8       $    2,203.6       $    2,088.2
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $        88.1       $       60.5       $      119.9
        Mortgage loans on real estate......................          (11.2)             (27.3)             (40.2)
        Equity real estate.................................         (391.3)             (79.7)             (86.6)
        Other equity investments...........................           14.1               18.9               12.8
        Sale of subsidiaries...............................          252.1                -                  -
        Issuance and sales of Alliance Units...............            -                 20.6                -
        Other..............................................            3.0               (2.8)               (.6)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $       (45.2)      $       (9.8)      $        5.3
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $11.7 million, $29.9 million and $46.7 million for 1997, 1996 and 1995, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million and $23.7 million for 1997 and 1996, respectively. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally in the fourth quarter, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1997, 1996 and 1995, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $9,789.7 million, $8,353.5 million and $8,206.0 million. Gross gains of $166.0 million, $154.2 million and $211.4 million and gross losses of $108.8 million, $92.7 million and $64.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1997, 1996 and 1995 amounted to $513.4 million, $(258.0) million and $1,077.2 million, respectively.

        For 1997, 1996 and 1995, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $137.5 million, $136.7 million and $131.2 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. Equitable Life recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE will continue to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and the years ended December 31, 1996 and 1995, respectively, the businesses sold reported combined revenues of $91.6 million, $226.1 million and $245.6 million and combined net earnings of $10.7 million, $30.7 million and $27.9 million. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration to be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1997, the Company's ownership of Alliance Units was approximately 56.9%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balance, beginning of year.........................  $       189.9       $      396.5       $     (220.5)
        Changes in unrealized investment gains (losses)....          543.3             (297.6)           1,198.9
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           53.2                -                (78.1)
            DAC............................................          (89.0)              42.3             (216.8)
            Deferred Federal income taxes..................         (163.8)              48.7             (287.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       871.2       $      357.8       $      615.9
            Other equity investments.......................           33.7               31.6               31.1
            Other, principally Closed Block................           80.9               53.1               93.1
                                                            -----------------   ----------------   -----------------
              Total........................................          985.8              442.5              740.1
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (19.0)             (72.2)             (72.2)
              DAC..........................................         (141.0)             (52.0)             (94.3)
              Deferred Federal income taxes................         (292.2)            (128.4)            (177.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,059.4 and $3,820.7)...........................................  $    4,231.0         $    3,889.5
        Mortgage loans on real estate........................................       1,341.6              1,380.7
        Policy loans.........................................................       1,700.2              1,765.9
        Cash and other invested assets.......................................         282.7                336.1
        DAC..................................................................         775.2                876.5
        Other assets.........................................................         235.9                246.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,566.6         $    8,495.0
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    8,993.2         $    8,999.7
        Other liabilities....................................................          80.5                 91.6
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,073.7         $    9,091.3
                                                                              =================    =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       687.1       $      724.8       $      753.4
        Investment income (net of investment
          expenses of $27.0, $27.3 and $26.7)..............          574.9              546.6              538.9
        Investment losses, net.............................          (42.4)              (5.5)             (20.2)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,219.6            1,265.9            1,272.1
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,066.7            1,106.3            1,077.6
        Other operating costs and expenses.................           50.4               34.6               51.3
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,117.1            1,140.9            1,128.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       102.5       $      125.0       $      143.2
                                                            =================   ================   =================

        At December 31, 1997 and 1996, problem mortgage loans on real estate had an amortized cost of $8.1 million and $4.3 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $70.5 million and $114.2 million, respectively. At December 31, 1996, the restructured mortgage loans on real estate amount included $.7 million of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $       109.1      $       128.1
        Impaired mortgage loans without provision for losses...................             .6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          109.7              128.7
        Provision for losses...................................................          (17.4)             (12.9)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        92.3      $       115.8
                                                                                ================   =================

        During 1997, 1996 and 1995, the Closed Block's average recorded investment in impaired mortgage loans was $110.2 million, $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $9.4 million, $10.9 million and $5.9 million ($4.1 million, $4.7 million and $1.3 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $18.5 million and $13.8 million on mortgage loans on real estate and $16.8 million and $3.7 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million, $12.8 million and $16.8 million for 1997, 1996 and 1995, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in the fourth quarter, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)

        Assets
        Mortgage loans on real estate........................................  $      655.5         $    1,111.1
        Equity real estate...................................................         655.6                925.6
        Other equity investments.............................................         209.3                300.5
        Short-term investments...............................................         102.0                 63.2
        Other invested assets................................................          41.9                 50.9
                                                                              -----------------    -----------------
          Total investments..................................................       1,664.3              2,451.3
        Cash and cash equivalents............................................         106.8                 42.6
        Other assets.........................................................         253.9                242.9
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,048.3         $    1,335.9
        Allowance for future losses..........................................         259.2                262.0
        Amounts due to continuing operations.................................         572.8                996.2
        Other liabilities....................................................         144.7                142.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================


                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $97.3, $127.5 and $153.1)............  $       188.6       $      245.4       $      323.6
        Investment losses, net.............................         (173.7)             (18.9)             (22.9)
        Policy fees, premiums and other income.............             .2                 .2                 .7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           15.1              226.7              301.4

        Benefits and other deductions......................          169.5              250.4              326.5
        Losses charged to allowance for future losses......         (154.4)             (23.7)             (25.1)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (134.1)            (129.0)               -
        Federal income tax benefit.........................           46.9               45.2                -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (87.2)      $      (83.8)      $        -
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the allowance in 1997 and 1996, respectively.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in the fourth quarter, $92.5 million of writedown on real estate held for production of income were recognized.

        Benefits and other deductions includes $53.3 million, $114.3 million and $154.6 million of interest expense related to amounts borrowed from continuing operations in 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $28.4 million and $9.0 million on mortgage loans on real estate and $88.4 million and $20.4 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1997 and 1996, problem mortgage loans on real estate had amortized costs of $11.0 million and $7.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $109.4 million and $208.1 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        Impaired mortgage loans with provision for losses......................  $       101.8      $        83.5
        Impaired mortgage loans without provision for losses...................             .2               15.0
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          102.0               98.5
        Provision for losses...................................................          (27.3)              (8.8)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        74.7      $        89.7
                                                                                ================   =================

        During 1997, 1996 and 1995, the discontinued operations' average recorded investment in impaired mortgage loans was $89.2 million, $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $6.6 million, $10.1 million and $4.5 million ($5.3 million, $7.5 million and $.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        At December 31, 1997 and 1996, discontinued operations had carrying values of $156.2 million and $263.0 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      422.2         $      174.1
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.6
          Other..............................................................            .3                   .5
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.5
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.87% - 12.00% due through 2006....................         951.1                968.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          18.5                 24.7
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,569.0              1,592.8
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,991.2         $    1,766.9
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in June 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1997 range from 5.88% to 8.50%. There were no borrowings outstanding under this bank credit facility at December 31, 1997.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1997, $50.0 million was outstanding under this program.

        During 1996, Alliance entered into a $250.0 million five-year revolving credit facility with a group of banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for Alliance's $250.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. At December 31, 1997, Alliance had $72.0 million in commercial paper outstanding and there were no borrowings under the revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. Payments of interest on, or principal of, the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,164.0 million and $1,406.4 million at December 31, 1997 and 1996, respectively, as collateral for certain long-term debt.

        At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years are $565.8 million, $201.4 million, $8.6 million, $1.7 million and $1.8 million, respectively, and $790.6 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       186.5       $       97.9       $      (11.7)
          Deferred.........................................          (95.0)             (88.2)             132.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       234.7       $       73.0       $      173.7
        Non-taxable minority interest......................          (38.0)             (28.6)             (22.0)
        Adjustment of tax audit reserves...................          (81.7)               6.9                4.1
        Equity in unconsolidated subsidiaries..............          (45.1)             (32.3)             (19.4)
        Other..............................................           21.6               (9.3)             (15.9)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1997                  December 31, 1996
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Compensation and related benefits......  $     257.9      $        -        $      259.2      $       -
        Other..................................         30.7               -                 -                1.8
        DAC, reserves and reinsurance..........          -               222.8               -              166.0
        Investments............................          -               405.7               -              328.6
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     288.6      $      628.5      $      259.2      $     496.4
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        46.2       $     (156.2)      $       63.3
        Investments........................................         (113.8)              78.6               13.0
        Compensation and related benefits..................            3.7               22.3               30.8
        Other..............................................          (31.1)             (32.9)              25.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense................................  $       (95.0)      $      (88.2)      $      132.2
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       448.6       $      461.4       $      474.2
        Reinsurance assumed................................          198.3              177.5              171.3
        Reinsurance ceded..................................          (45.4)             (41.3)             (38.7)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       601.5       $      597.6       $      606.8
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        61.0       $       48.2       $       44.0
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        70.6       $       54.1       $       48.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        36.4       $       32.3       $       28.5
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.6 million, $2.4 million and $260.6 million for 1997, 1996 and 1995, respectively. Ceded death and disability benefits totaled $4.3 million, $21.2 million and $188.1 million for 1997, 1996 and 1995, respectively. Insurance liabilities ceded totaled $593.8 million and $652.4 million at December 31, 1997 and 1996, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Service cost.......................................  $        32.5       $       33.8       $       30.0
        Interest cost on projected benefit obligations.....          128.2              120.8              122.0
        Actual return on assets............................         (307.6)            (181.4)            (309.2)
        Net amortization and deferrals.....................          166.6               43.4              155.6
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        19.7       $       16.6       $       (1.6)
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,702.6       $    1,672.2
          Non-vested...........................................................           3.9               10.1
                                                                                ----------------   -----------------
        Accumulated Benefit Obligation.........................................  $    1,706.5       $    1,682.3
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,867.4       $    1,626.0
        Projected benefit obligations..........................................       1,801.3            1,765.5
                                                                                ----------------   -----------------
        Projected benefit obligations (in excess of) or less than plan assets..          66.1             (139.5)
        Unrecognized prior service cost........................................          (9.9)             (17.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          95.0              280.0
        Unrecognized net asset at transition...................................           3.1                4.7
        Additional minimum liability...........................................           -                (19.3)
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      154.3       $      108.0
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.07%, respectively, at December 31, 1997 and 7.5% and 4.25%, respectively, at December 31, 1996. As of January 1, 1997 and 1996, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity, an additional minimum pension liability of $17.3 million and $12.9 million, net of Federal income taxes, at December 31, 1997 and 1996, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $33.2 million, $34.7 million and $36.4 million for 1997, 1996 and 1995, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1997, 1996 and 1995, the Company made estimated postretirement benefits payments of $18.7 million, $18.9 million and $31.1 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.5       $        5.3       $        4.0
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               34.6               34.7
        Net amortization and deferrals.....................            1.9                2.4               (2.3)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        41.1       $       42.3       $       36.4
                                                            =================   ================   =================

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      388.5       $      381.8
          Fully eligible active plan participants..............................          45.7               50.7
          Other active plan participants.......................................          56.6               60.7
                                                                                ----------------   -----------------
                                                                                        490.8              493.2
        Unrecognized prior service cost........................................          40.3               50.5
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (140.6)            (150.5)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      390.5       $      393.2
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and costs to the Company of providing these medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.75% in 1997, gradually declining to 2.75% in the year 2009 and in 1996 was 9.5%, gradually declining to 3.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 7.50% at December 31, 1997 and 1996, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1997 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1997 and 1996, respectively, was $1,353.4 million and $649.9 million. The average unexpired terms at December 31, 1997 ranged from 1.5 to 3.8 years. At December 31, 1997, the cost of terminating outstanding matched swaps in a loss position was $10.9 million and the unrealized gain on outstanding matched swaps in a gain position was $38.9 million. The Company has no intention of terminating these contracts prior to maturity. During 1996 and 1995, net gains of $.2 million and $1.4 million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at

        December 31, 1997 of contracts purchased and sold were $7,250.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $48.5 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1997 and 1996.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1997                               1996
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,611.4     $     2,822.8     $     3,133.0     $    3,394.6
        Other limited partnership interests....         509.4             509.4             467.0            467.0
        Policy loans...........................       2,422.9           2,493.9           2,196.1          2,221.6
        Policyholders' account balances -
          investment contracts.................      12,611.0          12,714.0          12,908.7         12,992.2
        Long-term debt.........................       1,569.0           1,531.5           1,592.8          1,557.7

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,341.6           1,420.7           1,380.7          1,425.6
        Other equity investments...............          86.3              86.3             105.0            105.0
        Policy loans...........................       1,700.2           1,784.2           1,765.9          1,798.0
        SCNILC liability.......................          27.6              30.3              30.6             34.9

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         655.5             779.9           1,111.1          1,220.3
        Fixed maturities.......................          38.7              38.7              42.5             42.5
        Other equity investments...............         209.3             209.3             300.5            300.5
        Guaranteed interest contracts..........          37.0              34.0             290.7            300.5
        Long-term debt.........................         102.0             102.1             102.1            102.2

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $202.6 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $362.1 million at December 31, 1997, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $47.4 million of letters of credit outstanding at December 31, 1997.

14)     LITIGATION

        Equitable Life recently agreed to settle, subject to court approval, previously disclosed cases brought by persons insured under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "Policies") in New York (Golomb et al. v. The Equitable Life Assurance Society of the United States), Pennsylvania (Malvin et al. v. The Equitable Life Assurance Society of the United States), Texas (Bowler et al. v. The Equitable Life Assurance Society of the United States), Florida (Bachman v. The Equitable Life Assurance Society of the United States) and California (Fletcher v. The Equitable Life Assurance Society of the United States). Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the Policies and was misrepresented. Plaintiffs in Bowler and Fletcher also claimed that Equitable Life misrepresented to policyholders in Texas and California, respectively, that premium increases had been approved by insurance departments in those states and determined annual rate increases in a manner that discriminated against policyholders in those states in violation of the terms of the Policies, representations to policyholders and/or state law. The New York trial court dismissed the Golomb action with prejudice and plaintiffs appealed. In Bowler and Fletcher,
        Equitable Life denied the material allegations of the complaints and filed motions for summary judgment which have been fully briefed. The Malvin action was stayed indefinitely pending the outcome of proceedings in Golomb and in Fletcher the magistrate concluded that the case should be remanded to California state court and Equitable Life appealed that determination to the district judge. On December 23, 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in the dismissal with prejudice of each of the five pending actions and the resolution of all similar claims on a nationwide basis.

        The settlement agreement provides for the creation of a nationwide class consisting of all persons holding, and paying premiums on, the Policies at any time since January 1, 1988. An amended complaint will be filed in the federal district court in Tampa, Florida (where the Florida action is pending), that would assert claims of the kind previously made in the cases described above on a nationwide basis, on behalf of policyholders in the nationwide class, which consists of approximately 127,000 former and current policyholders. If the settlement is approved, Equitable Life would pay $14,166,000 in exchange for release of all claims for past damages on claims of the type described in the five pending actions and the amended complaint. Costs of administering the settlement and any attorneys' fees awarded by the court to plaintiffs' counsel would be deducted from this fund before distribution of the balance to the class. In addition to this payment, Equitable Life will provide future relief to current holders of certain forms of the Policies in the form of an agreement to be embodied in the court's judgment, restricting the premium increases Equitable Life can seek on these Policies in the future. The parties estimate the present value of these restrictions at $23,333,000, before deduction of any attorneys' fees that may be awarded by the court. The estimate is based on assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may differ. The parties to the settlement shortly will be asking the court to approve preliminarily the settlement and settlement class and to permit distribution of notice of the settlement to policyholders, establish procedures for objections, an opportunity to opt out of the settlements as it affects past damages, and a court hearing on whether the settlement should be finally approved. Equitable Life cannot predict whether the settlement will be approved or, if it is not approved, the outcome of the pending litigations. As noted, proceedings in Malvin were stayed indefinitely; proceedings in the other actions have been stayed or deferred to accommodate the settlement approval process.

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following seven paragraphs.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole, et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc. The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. In June 1996, the Court issued a decision and order dismissing with prejudice plaintiffs' causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiffs' cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. In April 1997, plaintiffs noticed an appeal from the court's June 1996 order. Subsequently, Equitable Life and EOC noticed a cross-appeal from so much of the June 1996 order that denied their motion to dismiss. Briefing on the appeals is scheduled to begin on February 23, 1998. In June 1997, plaintiffs filed their memorandum of law and affidavits in support of their motion for class certification. That memorandum states that plaintiffs seek to certify a class solely on their breach of contract claims, and not on their negligent misrepresentation claim. Plaintiffs' class certification motion has been fully briefed by the parties and is sub judice. In August 1997, Equitable Life and EOC moved for summary judgment dismissing plaintiffs' remaining claims of breach of contract and negligent misrepresentation. Defendants' summary judgment motion has been fully briefed by the parties. On January 5, 1998, plaintiffs filed a note of issue (placing the case on the trial calendar).

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action originally was brought by an individual who purchased a whole life policy from Equitable Life in
        1989. In September 1997, with leave of the court, plaintiff filed a second amended petition naming six additional policyholder plaintiffs and three new sales agent defendants. The sole named individual defendant in the original petition is also named as a defendant in the second amended petition. Plaintiffs purport to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1981 through July 22, 1992. Plaintiffs allege improper sales practices based on allegations of misrepresentations concerning one or more of the following: the number of years that premiums would need to be paid; a policy's suitability as an investment vehicle; and the extent to which a policy was a proper replacement policy. Plaintiffs seek damages, including punitive damages, in an unspecified amount. In October 1997, Equitable Life filed (i) exceptions to the second amended petition, asserting deficiencies in pleading of venue and vagueness; and (ii) a motion to strike certain allegations. On January 23, 1998, the court heard argument on Equitable Life's exceptions and motion to strike. Those motions are sub judice. Motion practice regarding discovery continues.

        On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company was commenced in New York state court, Kings County. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. EVLICO answered the complaint, denying the material allegations. In September 1996, Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the Court in Cole in
        January 1997. Plaintiff then moved for certification of a nationwide class consisting of all persons or entities who, since January 1, 1980, were sold one or more life insurance products based on misrepresentations as to the number of years that the annual premium would need to be paid, and/or who were allegedly induced to purchase additional policies from EVLICO using the cash value accumulated in existing policies. Defendants have opposed this motion. Discovery and briefing regarding plaintiff's motion for class certification are ongoing.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC in 1988. The complaint puts in issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff alleges claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. In May 1997, plaintiff served a motion for class certification. In July 1997, the parties submitted to the Court a joint scheduling report, joint scheduling order and a confidentiality stipulation and order. The Court signed the latter stipulation, and the others remain sub judice. Further briefing on plaintiff's class certification motion will await entry of a scheduling order and further class certification discovery, which has commenced and is on-going. In January 1998, the judge assigned to the case recused himself, and the case was reassigned. Defendants are to serve their answer in February 1998.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Motion practice regarding discovery continues.

        On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Plaintiff filed an amended complaint in April 1997. In July 1997, Equitable Life served a motion to dismiss the amended complaint or, in the alternative, for summary judgment. On September 12, 1997, plaintiff moved for class certification. This motion is scheduled for hearing on February 18, 1998.

        On September 11, 1997, an action entitled Pamela L. and James A. Luther, individually and as representatives of all people similarly situated v. The Equitable Life Assurance Society of the United States, The Equitable Companies Incorporated, and Casey Cammack, individually and as agent for The Equitable Life Assurance Society of the United States and The Equitable Companies Incorporated, was filed in Texas state court. The action was brought by holders of a whole life policy and the beneficiary under that policy. Plaintiffs purport to represent a nationwide class of persons having an ownership or beneficial interest in whole and universal life policies issued by Equitable Life from January 1, 1982 through December 31, 1996. Also included in the purported class are persons having an ownership interest in variable annuities purchased from Equitable Life from January 1, 1992 to the present. The complaint puts in issue the allegations that uniform sales presentations, illustrations, and materials that Equitable Life agents used misrepresented the stated number of years that premiums would need to be paid and misrepresented the extent to which the policies at issue were proper replacement policies. Plaintiffs seek compensatory damages, attorneys' fees and expenses. In October 1997, Equitable Life served a general denial of the allegations against it. The same day, the Holding Company entered a special appearance contesting the court's jurisdiction over it. In November 1997, Equitable Life filed a plea in abatement, which, under Texas law, stayed further proceedings in the case because plaintiffs had not served a demand letter. Plaintiffs served a demand letter upon Equitable Life and the Holding Company, the response to which is due 60 days thereafter. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley, Dillon, Franze, Chaviano and Luther litigations should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of The Equitable from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States, alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

        The U.S. Department of Labor ("DOL") is conducting an investigation of Equitable Life's management of the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and retains EREIM as advisor. Equitable Life agreed to indemnify the purchaser of EREIM (which Equitable Life sold in June 1997) with respect to any fines, penalties and rebates to clients in connection with this investigation. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this investigation will have a material adverse effect on the Company's results of operations in any particular period.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against Alliance North American Government
        Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which sought certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, sought an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleged that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of

        New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that (i) the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). The plaintiffs have appealed the Second Decision to the United States Court of Appeals for the Second Circuit. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the U. S. District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the board of directors of Rickel, including a DLJSC managing director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995, and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the U.S. Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. On October 10, 1997, DLJSC and others were named as defendants in a new adversary proceeding in the Bankruptcy Court brought by the NGC Settlement Trust, an entity created by the NGC plan of reorganization to deal with asbestos-related claims. The Trust's allegations are substantially similar to the claims in the State Court action. In court papers dated October 16, 1997, the State Court plaintiff indicated that he would intervene in the Trust's adversary proceeding. On January 21, 1998, the Bankruptcy Court ruled that the State Court plaintiff's claims were not barred by the NGC plan of reorganization insofar as they alleged nondisclosure of certain cost reductions announced by NGC in October 1993. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. On February 26, 1997, the parties agreed to a settlement of these actions, subject to the District Court's approval, which was granted on July 31, 1997. The settlement is also subject to approval by the U.S. Bankruptcy Court for the Eastern District of Louisiana of proposed modifications to a confirmed plan of reorganization for Harrah's Jazz Company and Harrah's Jazz Finance Corp., and the satisfaction or waiver of all conditions to the effectiveness of the plan, as provided in the plan. There can be no assurance of the Bankruptcy Court's approval of the modifications to the plan of reorganization, or that the conditions to the effectiveness of the plan will be satisfied or waived. In the opinion of DLJ's management, the settlement, if approved, will not have a material adverse effect on DLJ's results of operations or on its consolidated financial condition.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1998 and the succeeding four years are $93.5 million, $84.4 million, $70.2 million, $56.4 million, $47.0 million and $489.3 million thereafter. Minimum future sub-lease rental income on these noncancelable leases for 1998 and the succeeding four years are $7.3 million, $5.9 million, $3.8 million, $2.4 million, $.8 million and $2.9 million thereafter.

        At December 31, 1997, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $247.0 million, $238.1 million, $218.7 million, $197.9 million, $169.1 million and $813.0 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Compensation costs.................................  $       721.5       $      704.8       $      628.4
        Commissions........................................          409.6              329.5              314.3
        Short-term debt interest expense...................           31.7                8.0               11.4
        Long-term debt interest expense....................          121.2              137.3              108.1
        Amortization of policy acquisition costs...........          287.3              405.2              317.8
        Capitalization of policy acquisition costs.........         (508.0)            (391.9)            (391.0)
        Rent expense, net of sub-lease income..............          101.8              113.7              109.3
        Cursitor intangible assets writedown...............          120.9                -                  -
        Other..............................................          917.9              769.1              677.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,203.9       $    2,075.7       $    1,775.8
                                                            =================   ================   =================

        During 1997, 1996 and 1995, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million, $24.4 million and $32.0 million, respectively. The amounts paid during 1997, associated with cost reduction programs, totaled $22.8 million. At December 31, 1997, the liabilities associated with cost reduction programs amounted to $62.0 million. The 1997 cost reduction program include costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1997, 1996 and 1995, statutory net loss totaled $351.7 million, $351.1 million and $352.4 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1998.

        At December 31, 1997, the Insurance Group, in accordance with various government and state regulations, had $19.7 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net change in statutory surplus and
          capital stock....................................  $       203.6       $       56.0       $       78.1
        Change in asset valuation reserves.................          147.1              (48.4)             365.7
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          350.7                7.6              443.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (31.1)            (298.5)             (66.0)
          DAC..............................................          220.7              (13.3)              73.2
          Deferred Federal income taxes....................          103.1              108.0             (158.1)
          Valuation of investments.........................           46.8              289.8              189.1
          Valuation of investment subsidiary...............         (555.8)            (117.7)            (188.6)
          Limited risk reinsurance.........................           82.3               92.5              416.9
          Issuance of surplus notes........................            -                  -               (538.9)
          Postretirement benefits..........................           (3.1)              28.9              (26.7)
          Other, net.......................................           30.3               12.4              115.1
          GAAP adjustments of Closed Block.................            3.6               (9.8)              15.7
          GAAP adjustments of discontinued operations......          189.7              (89.6)              37.3
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $       437.2       $       10.3       $      312.8
                                                            =================   ================   =================


                                                                                 December 31,
                                                            --------------------------------------------------------
                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Statutory surplus and capital stock................  $     2,462.5       $    2,258.9       $    2,202.9
        Asset valuation reserves...........................        1,444.6            1,297.5            1,345.9
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,907.1            3,556.4            3,548.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,336.1)          (1,305.0)          (1,006.5)
          DAC..............................................        3,236.6            3,104.9            3,075.8
          Deferred Federal income taxes....................         (370.8)            (306.1)            (452.0)
          Valuation of investments.........................          783.5              286.8              417.7
          Valuation of investment subsidiary...............       (1,338.6)            (782.8)            (665.1)
          Limited risk reinsurance.........................         (254.2)            (336.5)            (429.0)
          Issuance of surplus notes........................         (539.0)            (539.0)            (538.9)
          Postretirement benefits..........................         (317.5)            (314.4)            (343.3)
          Other, net.......................................          203.7              126.3                4.4
          GAAP adjustments of Closed Block.................          814.3              783.7              830.8
          GAAP adjustments of discontinued operations......           71.5             (190.3)            (184.6)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,860.5       $    4,084.0       $    4,258.1
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        Insurance Operations offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        Investment Services provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $81.9 million, $127.5 million and $124.1 million for 1997, 1996 and 1995, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the GIC Segment of $5.1 million, $15.7 million and $14.7 million for 1997, 1996 and 1995, respectively, are eliminated in consolidation.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Revenues
        Insurance operations...............................  $     3,684.2       $    3,770.6       $    3,614.6
        Investment services................................        1,455.1            1,126.1              949.1
        Consolidation/elimination..........................          (19.9)             (24.5)             (34.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     5,119.4       $    4,872.2       $    4,528.8
                                                            =================   ================   =================

        Earnings (loss) from continuing  operations before Federal income taxes, minority interest and cumulative effect of accounting change
        Insurance operations...............................  $       250.3       $      (36.6)      $      303.1
        Investment services................................          485.7              311.9              224.0
        Consolidation/elimination..........................            -                   .2               (3.1)
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          736.0              275.5              524.0
        Corporate interest expense.........................          (65.3)             (66.9)             (27.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       670.7       $      208.6       $      496.1
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets
        Insurance operations...................................................  $    68,305.9      $    60,464.9
        Investment services....................................................       13,719.8           13,542.5
        Consolidation/elimination..............................................         (403.6)            (399.6)
                                                                                ----------------   -----------------
        Total..................................................................  $    81,622.1      $    73,607.8
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1997 and 1996, are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        1996
        Total Revenues................  $     1,176.5      $     1,199.4       $    1,198.4         $    1,297.9
                                       =================  =================   ==================   ==================

        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million and reserve strengthenings on DI business of $113.7 million, Pension Par of $47.5 million and Discontinued Operations of $83.8 million.

20)     INVESTMENT IN DLJ

        At December 31, 1997, the Company's ownership of DLJ interest was approximately 34.4%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   16,535.7       $   15,728.1
        Securities purchased under resale agreements...........................      22,628.8           20,598.7
        Broker-dealer related receivables......................................      28,159.3           16,858.8
        Other assets...........................................................       3,182.0            2,318.1
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   36,006.7       $   29,378.3
        Broker-dealer related payables.........................................      25,706.1           19,409.7
        Short-term and long-term debt..........................................       3,670.6            2,704.5
        Other liabilities......................................................       2,860.9            2,164.0
                                                                                ----------------   -----------------
        Total liabilities......................................................      68,244.3           53,656.5
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,061.5            1,647.2
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,061.5       $    1,647.2
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.5               23.9
        The Holding Company's equity ownership in DLJ..........................        (740.2)            (590.2)
        Minority interest in DLJ...............................................        (729.3)            (588.6)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      615.5       $      492.3
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    2,356.8       $    1,818.2
        Net investment income..................................................       1,652.1            1,074.2
        Dealer, trading and investment gains, net..............................         631.6              598.4
                                                                                ----------------   -----------------
        Total revenues.........................................................       4,640.5            3,490.8
        Total expenses including income taxes..................................       4,232.3            3,199.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         408.2              291.3
        Dividends on preferred stock...........................................          12.1               18.7
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      396.1       $      272.6
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      396.1       $      272.6
        Amortization of cost in excess of net assets acquired in 1985..........          (1.3)              (3.1)
        The Holding Company's equity in DLJ's earnings.........................        (156.8)            (107.8)
        Minority interest in DLJ...............................................        (109.1)             (73.4)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      128.9       $       88.3
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1997, 1996 and 1995 would have been:

                                                                        1997              1996             1995
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As Reported.............................................  $      437.2      $      10.3      $      312.8
          Pro Forma...............................................  $      426.3      $       3.3      $      311.3

        The fair value of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using the Black-Scholes option pricing model. The option pricing assumptions for 1997, 1996 and 1995 are as follows:

                                  Holding Company                      DLJ                            Alliance
                           ------------------------------ ------------------------------- ----------------------------------
                             1997      1996       1995      1997       1996       1995      1997        1996        1995
                           -------------------- --------- ---------- ---------- --------- ---------- ----------- -----------
        Dividend yield....    0.48%     0.80%      0.96%      0.86%      1.54%     1.85%      8.00%      8.00%      8.00%

        Expected volatility  20.00%    20.00%     20.00%     33.00%     25.00%    25.00%     26.00%     23.00%     23.00%

        Risk-free interest
          rate............    5.99%     5.92%      6.83%      5.96%      6.07%     5.86%      5.70%      5.80%      6.00%

        Expected life.....  5 years   5 years    5 years   5 years    5 years   5 years   7.6 years  7.43 years  7.43 years

        Weighted average
          grant-date fair
          value per option   $12.25     $6.94      $5.90    $22.45      $9.35     $7.36      $4.36      $2.69      $2.24


        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Options                       Options                       Options
                                                  Outstanding                   Outstanding                   Outstanding
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                      Shares        Exercise        Shares        Exercise        Units        Exercise
                                  (In Millions)      Price      (In Millions)      Price      (In Millions)      Price
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1995........       6.8           $20.31          -                             3.8          $15.46
          Granted................        .4           $20.27          9.2         $27.00            1.8          $20.54
          Exercised..............       (.1)          $20.00          -                             (.5)         $11.20
          Expired................       (.1)          $20.00          -                             -
          Forfeited..............       (.3)          $22.24          -                             (.3)         $16.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1995......       6.7           $20.27          9.2         $27.00            4.8          $17.72
          Granted................        .7           $24.94          2.1         $32.54             .7          $25.12
          Exercised..............       (.1)          $19.91          -                             (.4)         $13.64
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.2)        $27.00            (.1)         $19.32
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         11.1         $28.06            5.0          $19.07
          Granted................       3.2           $41.85          3.2         $61.07            1.1          $36.56
          Exercised..............      (1.6)          $20.26          (.1)        $32.03            (.6)         $16.11
          Forfeited..............       (.4)          $23.43          (.1)        $27.51            (.2)         $21.28
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         14.1         $35.56            5.3          $22.82
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1997 is as follows:

                                             Options Outstanding                           Options Exercisable
                             ----------------------------------------------------  ------------------------------------
                                                    Weighted
                                                    Average         Weighted                              Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable         Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------- ----------------- ----------------- ---------------  ------------------- ----------------

               Holding
               Company
        ----------------------
        $18.125   -$27.75            4.8               5.84           $20.94              3.0              $20.41
        $28.50    -$45.25            3.1               9.57           $41.84              -                  -
                              -----------------                                    -------------------
        $18.125   -$45.25            7.9               7.29           $29.05              3.0              $20.41
                              ================= ================= ===============  =================== ================

                 DLJ
        ----------------------
        $27.00    -$35.99           10.9               8.0            $28.05              4.9              $27.58
        $36.00    -$50.99             .8               9.3            $40.04              -                  -
        $51.00    -$76.00            2.4               9.8            $67.77              -                  -
                              -----------------                                    -------------------
        $27.00    -$76.00           14.1               8.4            $35.56              4.9              $27.58
                              ================= ================= ================  =================== =================

              Alliance
        ----------------------
        $ 6.0625   -$17.75           1.1               3.86           $13.20              1.0              $13.04
        $19.375    -$19.75            .8               7.34           $19.39               .3              $19.39
        $19.875    -$21.375          1.1               8.28           $20.13               .6              $20.19
        $22.25     -$27.50           1.3               9.81           $23.81               .4              $23.29
        $36.9375   -$37.5625         1.0               9.95           $36.95              -                  -
                              -----------------                                    -------------------
        $  6.0625  -$37.5625         5.3               7.58           $22.82              2.3              $17.43
                              ================= ================== ==============  ====================== =============

                                                                      APPENDIX A
COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1997 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust plus performance of other Alliance funds with investment policies and objectives similar to those of the Alliance Small Cap Growth portfolio, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to EQAT portfolios and are managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

-------------------------------------------------------------------------------------------------------------------------------

FOR THE
FOLLOWING                                      LONG-TERM        LONG-TERM     INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON        GOVERNMENT        CORPORATE       TERM GOV'T       TREASURY          PRICE
12/31/97:                       STOCKS           BONDS            BONDS           BONDS            BILLS           INDEX
-------------------------------------------------------------------------------------------------------------------------------

 1 year.................         33.36%          15.85%           12.95%            8.38%           5.26%            1.92%
 3 years................         31.15           14.76            13.36             8.93            5.35             2.59
 5 years................         20.24           10.51             9.22             6.40            4.57             2.64
10 years................         18.05           11.32            10.85             8.33            5.44             3.43
20 years................         16.65           10.39            10.29             9.51            7.29             4.90
30 years................         12.12            8.63             8.86             8.52            6.77             5.34
40 years................         12.30            6.71             7.09             7.10            5.85             4.44
50 years................         13.12            5.70             6.07             6.04            4.99             3.94
60 years................         12.53            5.31             5.54             5.44            4.18             4.11
Since 1926..............         10.99            5.19             5.71             5.25            3.77             3.17

Inflation Adjusted
Since 1926..............          7.58            1.96             2.46             2.02            0.58

-------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500)-- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969 - 1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1997; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills-- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.
--------------------------------------------------------------------------------

                                     Part II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES


Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Policies, Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, data pages or riders to any policies or prospectuses, or otherwise.



                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

The Supplement dated May 1, 1998 (for Accounting Benefit Rider) consisting of 1 page.

The Supplement dated May 1, 1998 (for Corporate Incentive Life) consisting of 2 pages.

The Supplement dated May 1, 1998 (for new business) consisting of 1 page.

The Supplement dated May 1, 1998 (updating supplement for inforce business) consisting of 86 pages.

The Prospectus dated May 1, 1998 (EQF channel) consisting of 123 pages.

The Prospectus dated May 1, 1998 (EDI channel) consisting of 120 pages.

Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

The signatures.

Written Consents of the following persons:




Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable (See exhibit 2(b))

Independent Public Accountants (See exhibit 6)

The following exhibits: Exhibits required by Article IX, paragraph A of Form N-8B-2:

        1-A(1)(a)(i)            Certified resolution re Authority to Market
                                Variable Life Insurance and Establish Separate
                                Accounts, previously filed with this
                                Registration Statement File No. 333-17663 on
                                December 11, 1996.

        1-A(2)                  Inapplicable.

        1-A(3)(a)               See Exhibit 1-A(8).

        1-A(3)(b)               Broker-Dealer and General Agent Sales Agreement, previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(3)(c)               See Exhibit 1-A(8)(i).

        1-A(4)                  Inapplicable.

+       1-A(5)(a)(i)            Flexible Premium Variable Life Insurance Policy
                                (94-300) (Incentive Life Plus) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(a)(ii)           Flexible Premium Variable Life Insurance Policy
                                (94-300) (Incentive Life Plus) (Equitable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(a)(iii)          Flexible Premium Variable Life Insurance Policy
                                (95-300) (Corporate Incentive Life) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(a)(iv)           Flexible Premium Variable Life Insurance Policy
                                (95-300) (Corporate Incentive Life) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(a)(v)            Flexible Premium Variable Life Insurance Policy
                                (85-300) (Equitable Variable), previously filed with this Registration Statement File
                                No. 333-17663 on December 11, 1996.

        1-A(5)(b)               Name Change Endorsement (S.97-1), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(c)               Option to Purchase Additional Insurance Rider
                                (R94-204) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(d)               Option to Purchase Additional Insurance Rider
                                (R94-204) (Equitable), previously filed with
                                this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(e)               Substitution of Insured Rider (R94-212) (Equitable Variable),
                                previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(f)               Substitution of Insured Rider (R94-212) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(g)               Renewable Term Insurance Rider on the Insured
                                (R94-215) (Equitable Variable), previously filed with this Registration Statement File
                                No. 333-17663 on December 11, 1996.

+       1-A(5)(h)               Renewable Term Insurance Rider on the Insured
                                (R94-215) (Equitable), previously filed with
                                this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(i)               Disability Rider - Waiver of Monthly Deductions
                                (R94-216) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(j)               Disability Rider - Waiver of Monthly Deductions
                                (R94-216) (Equitable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(k)               Disability Rider - Waiver of Premiums (R94-216A) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(l)               Disability Rider - Waiver of Premiums (R94-216A) (Equitable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.


-----------------------
+State variations not included

+       1-A(5)(m)               Yearly Renewable Term Insurance Rider on the Insured
                                (R94-220) (Equitable Variable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(n)               Yearly Renewable Term Insurance Rider on the Insured
                                (R94-220) (Equitable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(o)               Accelerated Death Benefit Rider (R94-102) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(p)               Accelerated Death Benefit Rider (R94-102) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(q)               Designated Insured Option Rider (R91-107) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(r)               Designated Insured Option Rider (R91-107) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(s)               Accounting Benefit Rider (S.94-118) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(t)               Accounting Benefit Rider (S.94-118) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(u)               Limitation on Amount of Insurance Rider (R85-406)
                                (Equitable Variable), previously filed with this Registration Statement
                                File No. 333-17663 on December 11, 1996.

        1-A(5)(v)               Exchange Privilege Rider (R85-405) (for use with
                                Policy 85-300) (Equitable Variable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(w)               Disability Rider - Waiver of Monthly Deductions (R85-408)
                                (for use with Policy 85-300) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(x)               Pro Rata Surrender Charge Endorsement (S.87-289)
                                (for use with Policy 85-300) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

        1-A(5)(y)               Asset Allocation Endorsement (S.89-301) (for use
                                with Policy 85-300) (Equitable Variable),
                                previously filed with this Registration
                                Statement File No. 333-17663 on December 11,
                                1996.

        1-A(5)(z)               Investment Options Rider and Guaranteed Interest Division Transfer Rider
                                (R.89-303)(for use with Policy No. 85-300) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.


        1-A(6)(a)               Declaration and Charter of Equitable, as amended January 1, 1997, previously filed with this
                                Registration Statement File No. 333-17663 on April 30, 1997.

        1-A(6)(b)               By-Laws of Equitable, as amended November 21, 1996, previously filed with this
                                Registration Statement File No. 333-17663 on April 30, 1997.


        1-A(7)                  Inapplicable.



-----------------------
+State variations not included

        1-A(8)                  Distribution and Servicing Agreement among EQ
                                Financial Consultants, Inc. (formerly known as Equico
                                Securities, Inc.), Equitable and Equitable Variable
                                dated as of May 1, 1994, previously filed with this Registration Statement
                                File No. 333-17663 on December 11, 1996.

        1-A(8)(i)               Schedule of Commissions, previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

        1-A(9)(a)               Agreement and Plan of Merger of Equitable Variable with
                                and into Equitable dated September 19, 1996, previously
                                filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

        1-A(9)(b)               Form of Participation Agreement among EQ Advisors Trust, Equitable,
                                Equitable Distributors, Inc. and EQ Financial Consultants, Inc.,
                                incorporated by reference to the Registration Statement of EQ Advisors
                                Trust on Form N-1A (File Nos. 333-17217 and 811-07953).

        1-A(10)(a)              Application EV4-200Y (Equitable Variable), previously filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

        1-A(10)(b)              Application EV4-200Y (Equitable), previously filed with
                                this Registration Statement File No. 333-17663
                                on December 11, 1996.

Other Exhibits:

        2(a)(i)                 Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel
                                of Equitable, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.


        2(a)(ii)                Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel
                                of Equitable, previously filed with this Registration Statement File No. 333-17663 on April 30, 1997.


        2(b)(i)                 Opinion and Consent of Barbara Fraser, F.S.A.,
                                M.A.A.A., Vice President of Equitable, previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        2(b)(ii)                Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President of
                                Equitable relating to Exhibit 2(b)(i), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        2(b)(iii)               Opinion and Consent of Barbara Fraser, F.S.A.,
                                M.A.A.A., Vice President of Equitable, previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.


        2(b)(iv)                Opinion and Consent of Barbara Fraser, F.S.A.,
                                M.A.A.A., Vice President of Equitable, previously filed with this
                                Registration Statement File No. 333-17663 on April 30, 1997.

        2(b)(v)                 Opinion and Consent of Barbara Fraser, F.S.A.,
                                M.A.A.A., Vice President of Equitable.


        3                       Inapplicable.

        4                       Inapplicable.


        6                       Consent of Independent Public Accountant.

        7                       Powers-of-Attorney.


                                      II-4





        8                       Description of Equitable's Issuance,
                                Transfer and Redemption Procedures for Flexible
                                Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii)
                                under the Investment Company Act of 1940, previously
                                filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 30th day of April, 1998.

                                     SEPARATE ACCOUNT FP OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                     By:   THE EQUITABLE LIFE
                                           ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                           DEPOSITOR



                                     By:   /s/ Judy A. Faucett
                                           ------------------------------
                                              (Judy A. Faucett)
                                               Senior Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             April 30, 1998

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Depositor certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 30th day of April, 1998.


                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES


                                            By:  /s/ Judy A. Faucett
                                                --------------------------------
                                                    (Judy A. Faucett)
                                                     Senior Vice President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Edward D. Miller                   Chairman of the Board and
                                    Chief Executive Officer

*Michael Hegarty                    President and Chief Operating Officer

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:


/s/ Alvin H. Fenichel
--------------------------
    Alvin H. Fenichel               Senior Vice President and Controller
    April 30, 1998


*DIRECTORS:


Francoise Colloc'h      Donald J. Greene               George T. Lowy
Henri de Castries       John T. Hartley                Edward D. Miller
Joseph L. Dionne        John H.F. Haskell, Jr.         Didier Pineau-Valencienne
Denis Duverne           Michael Hegarty                George J. Sella, Jr.
William T. Esrey        Mary R. (Nina) Henderson       Stanley B. Tulin
Jean-Rene Fourtou       W. Edwin Jarmain               Dave H. Williams
Norman C. Francis       G. Donald Johnston, Jr.



*By:  /s/ Judy A. Faucett
     -----------------------
         (Judy A. Faucett)
          Attorney-in-Fact
          April 30, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.                                                                      TAG VALUE
-----------                                                                      ---------

2(b)(v)         Opinion and Consent of Barbara Fraser, F.S.A.,
                M.A.A.A., Vice President of Equitable.                          EX-99.2bv OPINION

6               Consent of Independent Public Accountant.                       EX-99.6 CONSENT

7               Powers-of-Attorney                                              EX-99.7 POW ATTY